UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-04416

                             PNC Funds

(Exact name of Registrant as specified in charter)

One East Pratt Street – 5th Floor

                                         Baltimore, MD 21202

(Address of principal executive offices) (Zip code)

Delaware Corporations LLC

800 Delaware Avenue

                                          Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

PNC Funds

May 31, 2014

Annual Report

PNC Target Date Funds

PNC Equity Funds

PNC Fixed Income Funds

PNC Tax Exempt Bond Funds

PNC FUNDS

TARGET DATE FUNDS
Retirement Income Fund
Target 2020 Fund
Target 2030 Fund
Target 2040 Fund
Target 2050 Fund
EQUITY FUNDS
Balanced Allocation Fund
International Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Fund
Mid Cap Index Fund
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Growth Fund
Multi-Factor Small Cap Value Fund
S&P 500 Index Fund
Small Cap Fund
Small Cap Index Fund
FIXED INCOME FUNDS
Bond Fund
Government Mortgage Fund
High Yield Bond Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund
TAX EXEMPT BOND FUNDS
Intermediate Tax Exempt Bond Fund
Maryland Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund
Tax Exempt Limited Maturity Bond Fund
OTHER PNC FUNDS
MONEY MARKET FUNDS
Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Target Date Funds, PNC Equity Funds, PNC Fixed Income Funds and PNC Tax Exempt Bond Funds (individually, a “Fund”, collectively, the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

N O T F D I C I N S U R E D — N O B A N K G U A R A N T E E — M A Y L O S E V A L U E

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by PNC Funds Distributor, LLC (the “Underwriter”), Three Canal Plaza, Suite 100, Portland, ME 04101. The Underwriter is not affiliated with PCA and is not a bank.

©2014 The PNC Financial Services Group, Inc. All rights reserved.

TABLE OF CONTENTS

Letter to Shareholders			1
Trustees and Officers of the Trust			7
Report of Independent Registered Public Accounting Firm			9
Abbreviations and Definitions for Schedules of Investments and Financial Statements			10
PNC Target Date Funds
Explanation of Expense Tables			21
	Fund Overview	Financial Highlights	Schedule of Investments
Retirement Income Fund	11	22	27
Target 2020 Fund	13	23	29
Target 2030 Fund	15	24	31
Target 2040 Fund	17	25	33
Target 2050 Fund	19	26	35
Statements of Assets and Liabilities			37
Statements of Operations			39
Statements of Changes in Net Assets			41
PNC Equity Funds
Explanation of Expense Tables			71
	Fund Overview	Financial Highlights	Schedule of Investments
Balanced Allocation Fund	43	74	87
International Equity Fund	47	75	96
Large Cap Core Fund	49	76	101
Large Cap Growth Fund	51	77	103
Large Cap Value Fund	53	78	105
Mid Cap Fund	55	79	107
Mid Cap Index Fund	57	80	109
Multi-Factor Small Cap Core Fund	59	81	111
Multi-Factor Small Cap Growth Fund	61	82	114
Multi-Factor Small Cap Value Fund	63	83	117
S&P 500 Index Fund	65	84	120
Small Cap Fund	67	85	123
Small Cap Index Fund	69	86	125
Statements of Assets and Liabilities			127
Statements of Operations			135
Statements of Changes in Net Assets			139
PNC Fixed Income and Tax Exempt Bond Funds
Explanation of Expense Tables			170
	Fund Overview	Financial Highlights	Schedule of Investments
Bond Fund	143	173	186
Government Mortgage Fund	145	174	191
High Yield Bond Fund	147	175	193
Intermediate Bond Fund	149	176	196
Limited Maturity Bond Fund	151	177	201
Total Return Advantage Fund	153	178	205
Ultra Short Bond Fund	155	179	211
Intermediate Tax Exempt Bond Fund	157	180	214
Maryland Tax Exempt Bond Fund	159	181	217
Michigan Intermediate Municipal Bond Fund	161	182	219
Ohio Intermediate Tax Exempt Bond Fund	163	183	221
Pennsylvania Intermediate Municipal Bond Fund	165	184	223
Tax Exempt Limited Maturity Bond Fund	167	185	225
Statements of Assets and Liabilities			229
Statements of Operations			237
Statements of Changes in Net Assets			241
Notes to Financial Statements			246
Trustees Review and Approval of Advisory Agreement			277
Notice to Shareholders			278
Proxy Voting and Quarterly Schedules of Investments			280

P N C  F u n d s

L E T T E R    T O    S H A R E H O L D E R S

“...the U.S. economy remained on a moderate growth path...”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2014

* Past performance is no guarantee of future results.

Reference to Fund performance throughout is the performance of Class I Shares.

Dear Shareholders:

We are pleased to present this annual report for PNC Target Date Funds, PNC Equity Funds, PNC Fixed Income Funds and PNC Tax Exempt Bond Funds for the 12 months ended May 31, 2014 (the “annual period”). This report provides a detailed review of the markets, the portfolios and our management strategies.

Please note that Kevin McCreadie, formerly President and Chief Investment Officer of PNC Capital Advisors, LLC and President of PNC Funds, announced his resignation from the firm effective May 23, 2014. We thank Kevin for his 12 years of leadership and contributions to the firm and wish him well. Mark McGlone assumed responsibility for PNC Capital Advisors, LLC and serves as the firm’s President and Chief Investment Officer. Mark has been with PNC Capital Advisors, LLC and its predecessor for more than 30 years in a variety of investment management and leadership roles and most recently served as the firm’s Chief Risk Officer. Jennifer E. Spratley was appointed as President of PNC Funds by the Board of Trustees of PNC Funds. Jennifer previously served as Vice President of PNC Funds. She has over twenty years of experience in the investment company industry and currently leads the fund administration team at PNC Capital Advisors, LLC.

The annual period was a rewarding one for PNC Target Date Funds and PNC Equity Funds but a somewhat more muted one for most PNC Fixed Income Funds and PNC Tax Exempt Bond Funds as investors’ preference of positive over negative market sentiment benefitted higher risk/reward asset classes. Highlights of the annual period include the following:

—

Along with the broad equity markets, all 11 of the PNC Equity Funds that operated for the full annual period generated double-digit positive absolute returns during the annual period. All five PNC Target Date Funds also enjoyed solid positive absolute returns during the annual period. However, the broad taxable and tax-exempt fixed income markets posted more modest positive returns. Not surprisingly, all 13 PNC Fixed Income and PNC Tax Exempt Bond Funds similarly posted more modest, albeit positive, absolute returns.

—

Effective June 28, 2013, the name of PNC Mid Cap Value Fund changed to PNC Mid Cap Fund in conjunction with a change in strategy. As a result, the primary benchmark for PNC Mid Cap Fund changed from the Russell Midcap® Value Index to the Russell Midcap® Index.

—	Effective October 1, 2013, the name of PNC Large Cap Core Equity Fund changed to PNC Large Cap Core Fund. The primary benchmark and strategy did not change.

—

Effective October 31, 2013, GE Asset Management Inc. no longer serves as a sub-adviser to a portion of the assets of PNC International Equity Fund. PNC Capital Advisors, LLC remains as investment adviser to the Fund, and Polaris Capital Management, LLC remains a sub-adviser to a portion of the assets of the Fund.

—

Effective December 30, 2013, we launched PNC Mid Cap Index Fund and PNC Small Cap Index Fund, which, along with PNC S&P 500 Index Fund, collectively provide investors interested in index funds with the opportunity to participate in the equity market across the capitalization spectrum.

We continue to believe that by offering the opportunity to diversify your investments among an array of equity, taxable and tax-exempt fixed income and retirement-oriented mutual funds, PNC Capital Advisors, LLC may help you and/or your adviser fulfill your individual asset allocation objectives.

P N C  F u n d s

L E T T E R    T O    S H A R E H O L D E R S

We will take a brief look at the major factors affecting the financial markets and, in the pages following this review, PNC Funds’ portfolio managers will highlight key factors influencing the performance of your individual mutual fund investments.

Economic Review

Global Gross Domestic Product (“GDP”) growth was generally sluggish during the annual period, but also uneven. European countries have seen accelerating economic activity as they move out of recession, while economic growth in the emerging markets softened. In the U.S., consumer spending and private investment increased, albeit slowly, while government spending actually contracted in a stark difference between the current and former recoveries. From a growth rate of 1.8% in the first quarter of 2013, U.S. real GDP bounced to a growth rate of 2.5% in the second quarter of 2013 to 3.6% in the third quarter of 2013 and then back to 2.6% in the fourth quarter of 2013. U.S. economic growth hit a soft patch during the first quarter of 2014, with GDP actually declining at an annualized rate of -1.0%, with many attributing the slowdown to harsh winter weather across much of the country.

As the annual period began in June 2013, data signaled that the U.S. economy remained on a moderate growth path, buoyed by the housing and labor markets. Such data drove widespread speculation that tapering by the Federal Reserve (the “Fed”) might begin sooner than expected. Then-Fed Chair Ben Bernanke had first hinted at monetary policy tightening in mid-May 2013. In June, he suggested the Fed might begin reducing its asset purchases via its quantitative easing program with an eye to ending the program in mid-2014 depending on sufficient economic data improvement.

At the beginning of the fourth quarter of 2013, a political stalemate over U.S. federal government funding led to a 16-day partial federal government shutdown, ending with a last-minute deal and a narrow avoidance of a U.S. default. Also in October 2013, Janet Yellen was nominated to succeed Bernanke as Fed Chair beginning January 31, 2014. By December 2013, economic data appeared to be improving and that month the Fed announced that starting in January 2014, it would reduce its quantitative easing program’s monthly asset purchases from $85 billion to $75 billion. To mitigate the market impact of the taper announcement, the Fed reiterated its bias to keep rates low throughout the economic recovery.

While U.S. economic data disappointed in the first months of 2014, the Fed reduced its monthly asset purchases by $10 billion in each of the first five months of 2014, as it believed the U.S. economy appeared poised for stronger economic growth. Also, the Fed’s March 2014 policy announcements suggested a rate hike may come sooner than markets anticipated, possibly in mid-2015, and at the same time, dropped language regarding both the 6.5% unemployment rate and the 2.5% projected rate of inflation as its thresholds for rate hikes, as future decisions appear to be moving to a more qualitative-based assessment.

Equities

Most of the major U.S. equity indices generated solid double-digit returns during the annual period, as investor optimism trumped concerns through most of the annual period.

As the annual period began in June 2013, the U.S. equity market broke a streak of seven consecutive positive months, driven lower by Fed officials seeking to clarify what was meant by their May statements regarding potential tapering of the Fed’s quantitative easing program. The Fed’s June statement emphasized that its tapering schedule would depend on improving economic indicators. International equity markets also responded negatively to uncertainty about interpretation of the Fed’s intentions. However, following an initially dramatic response to the Fed’s announcement, global equity markets moved higher as the second quarter closed.

During the third quarter of 2013, the equity markets overall were solid but volatile. The U.S. equity market rebounded in July after then-Fed Chair Bernanke emphasized the need for a continued “highly accommodative monetary policy,” helping to quash the tapering fears that dominated the markets in June. European and Japanese equities similarly rallied back in July, primarily on economic optimism. However, U.S. equities suffered their worst month of the calendar year-to-date in August, and international equity markets also struggled, weighed upon by uncertainty from worsening geopolitical situations in Egypt and Syria. In September, the global equity markets bounced back on rising consumer sentiment. Boosting consumer sentiment most was the Fed’s surprise decision in September to leave the pace

P N C  F u n d s

L E T T E R    T O    S H A R E H O L D E R S

“For the annual period as a whole, all U.S. equity segments advanced “
Commentary provided by PNC Capital Advisors, LLC as of May 31, 2014 of its monthly asset purchases unchanged. However, the third calendar quarter ended with challenges. Persistent gridlock in the U.S. Congress led to a partial shutdown of the U.S. government at the close of business on September 30, 2013.

Despite what turned out to be a 16-day partial shutdown of the U.S. government in October, the U.S. equity market rallied through much of the fourth quarter of 2013, reaching record highs during December. Contributing to the strong performance of U.S. equities was the December announcement by the Fed that it would begin tapering its asset purchases in January 2014 — a signal of confidence in the U.S. economy. Similarly, European and Japanese equity markets continued to post fresh highs through the end of 2013. European equity markets continued to benefit from the European Central Bank’s (“ECB”) commitment to ease monetary policy and as economic growth returned to the region. The Japanese equity market’s strength reflected optimism about Prime Minister Shinzo Abe’s bold economic reforms and big stimulus.

U.S. and international equities got off to a weak start in early 2014, largely reflecting concerns in emerging markets, but subsequently recovered, continuing to post fresh highs through May 2014, despite mixed economic news. The Fed continued to reduce its asset purchases each month, and many U.S. corporate earnings announcements reflected top-line growth, though overall management guidance for 2014 from both U.S. and international companies disappointed. Japanese equities were the exception, as they were weak for most of the calendar year-to-date through May 2014, primarily due to nervous anticipation about Japan’s consumption tax increase, which took effect on April 1, 2014.

For the annual period as a whole, all U.S. equity segments advanced, with mid-cap stocks within the U.S. equity market gaining most, followed closely behind by large-cap stocks and then at some further distance by small-cap stocks. Interestingly, value stocks outperformed growth stocks in the mid-cap segment of the U.S. equity market; growth stocks outperformed value stocks in the large-cap segment; and value stocks and growth stocks performed virtually in line with each other within the small-cap segments of the U.S. equity market during the annual period. (All as measured by the Russell Investments indices). Developed international equity markets overall, as measured by the MSCI EAFE® Index, only modestly lagged U.S. stocks, as measured by the S&P 500® Index and the Russell 3000® Index. Emerging equity markets, as measured by the MSCI Emerging Markets Index, produced positive returns but significantly underperformed developed markets equities overall.

Fixed Income

Fixed income markets significantly lagged the equity markets during the annual period, posting positive, albeit modest, returns, as measured by the Barclays U.S. Aggregate Bond Index.

In June 2013, fixed income investors focused on the U.S. economy and stronger than expected payrolls data, which reinforced expectations the Fed would start tapering its quantitative easing purchases before the end of the calendar year. Government bond yields and non-U.S. Treasury sectors were volatile. Meanwhile, European economic data improved, with modest increases in the Eurozone Purchasing Managers indices (“PMI”) and accelerating expansion in the U.S. Japan’s economy responded positively to the policies of its governments and central bank. In contrast, stress in Chinese money markets coincided with production data suggesting the country’s economy was slowing.

P N C  F u n d s

L E T T E R    T O    S H A R E H O L D E R S

During the third quarter of 2013, government bond yields continued to rise, as the Fed’s tilt toward a reduction in asset purchases continued to drive volatility in the global fixed income markets broadly and as debate over the successor to Fed Chair Bernanke introduced new concerns about future Fed policy. In Europe, economic data suggested the region had pulled itself out of an extended recessionary period. Elsewhere, China showed signs of modest growth in its industrial and export sectors. In Japan, the Prime Minister proceeded with the structural reforms outlined in his economic policy. In mid-September 2013, the Fed surprised most market participants by deciding to keep the level of its asset purchases unchanged for the time being. Much of the bond market rallied in response. Most non-U.S. Treasury sectors, including commercial mortgage-backed securities, agency mortgage-backed securities, corporate bonds and asset-backed securities, posted positive returns for the quarter. U.S. Treasuries also posted positive returns but lagged in comparison. U.S. dollar-denominated emerging market debt rose during the quarter, while local currency-denominated emerging market debt declined due in part to depreciation against the U.S. dollar.

In the fourth quarter of 2013, improving economic conditions and changes in Fed policy drove longer-term U.S. Treasury yields higher and risk premiums lower in major fixed income sectors. Sustained labor market growth and reduced uncertainty in fiscal policy contributed to an improved economic outlook by Fed economists. In December, the Fed announced a reduction in the pace of its ongoing asset purchase program to begin in January 2014. The statement to taper asset purchases had been heavily anticipated by the financial press and in fixed income markets since the summer. For the quarter, corporate bonds, both investment grade and high yield, outperformed U.S. Treasuries. Mortgage-backed securities and asset-backed securities outpaced U.S. Treasuries as well, albeit more modestly.

During the first quarter of 2014, global bond yields declined overall, and monetary policy approaches across major central banks started to exhibit greater differentiation. Bonds performed well overall on a combination of slower than expected economic growth, instability in the emerging markets — especially in Ukraine, and investors’ growing comfort with the Fed’s tapering. Indeed, the Fed tapered $10 billion in asset purchases in each month of the quarter as the U.S. economy appeared poised for stronger economic growth, and the Bank of England also managed rate-hike expectations amid an improving domestic dynamic. In contrast, the ECB and Bank of Japan continued to lean toward additional policy stimulus to fight disinflationary fears. Gains were broad based, with all fixed income sectors finishing the quarter in positive territory. Long-term U.S. Treasuries performed best. Corporate bonds, both high yield and investment grade, international government bonds and emerging market bonds also performed particularly well.

In April 2014, U.S. Treasury yields moved modestly lower, and fixed income securities posted positive returns across virtually all sectors. Treasury inflation-protected securities (“TIPS”) were the top performers. Corporate bonds also continued to perform well. Fixed income markets showed surprising strength at the end of May, with an unexpected decline in interest rates. Yields on 10-year U.S. Treasuries dropped from 2.63% at the start of the month to 2.48% at the end, driving gains in the long end of the curve while causing underperformance in spread-based and shorter-duration products.

For the annual period overall, two-year Treasury yields rose 7 basis points (a basis point is 1/100th of a percentage point) to 0.37%, and 10-year Treasury yields increased 35 basis points to 2.48%. Long-term Treasury yields climbed 5 basis points to 3.33%.

The tax-exempt bond market overall outperformed, albeit modestly, the taxable fixed income market during the annual period. In June 2013, following mid-May comments by then-Fed Chair Bernanke, the markets began anticipating the tapering of monetary policy stimulus. Brightening economic growth prospects perpetuated municipal bond fund outflows, causing selling pressure and, in turn, higher yields. July and August 2013 saw negative returns in the tax-exempt bond market due to sharply higher interest rates that resulted from confusion over Fed policy and heightened concerns about the fiscal health of Detroit, Puerto Rico and Illinois. Municipal bond mutual fund redemptions hit record levels, further pressuring bond prices, despite somewhat modest supply.

September 2013 reversed course, with the tax-exempt bond market posting gains as market fears faded with the Fed’s unanticipated decision to delay quantitative easing tapering along with continued slow issuance of securities. However, while municipal bond mutual fund redemptions slowed, flows remained negative. Municipal bond mutual fund flows actually turned positive in the first quarter of 2014, with

P N C  F u n d s

L E T T E R    T O    S H A R E H O L D E R S

“...we expect short-term interest rates to remain near zero through at least the remainder of the calendar year.”
Commentary provided by PNC Capital Advisors, LLC as of May 31, 2014 improved demand for tax-exempt bonds supported by strength in U.S. Treasuries, reduced municipal bond supply and municipal bonds’ attractive after-tax yields relative to the taxable bond market. The tax-exempt bond market was additionally boosted by Puerto Rico successfully issuing $3.5 billion of 21-year maturity debt during the first quarter. The first quarter of 2014 proved to be one of the strongest for the tax-exempt bond market in history, as measured by the Barclays Municipal Bond Index. April and May 2014 continued to be positive months for the tax-exempt bond market, making 2014 year-to-date wholly positive and with May 2014 the second-best May in a decade. Performance continued to be supported by favorable technicals — with demand far outpacing supply.

From a fundamentals perspective, states saw greater revenue on the back of increasing sales, income and property taxes along with lower expenses following recent austerity measures taken. While negative credit stories made headlines — including the state of Illinois’ pension turmoil, Puerto Rico’s multi-notch downgrade and Detroit’s Chapter 9 bankruptcy filing — such issues were not representative of the broad tax-exempt bond market. Overall default rates trended down and were at their lowest level since 2009 during the annual period.

Our View Ahead

In our view, global economic growth is likely to accelerate during the second half of 2014, though with moderate declines in Europe and questionable growth rates among the emerging markets. With a focus on the U.S., we expect real GDP growth to increase from 1.9% in 2013 to a range between 2.0% to 2.5% for the calendar year 2014, especially should unemployment continue to decline as we anticipate and inflationary pressures remain tame. With an improving economy, we expect U.S. monetary policy to shift from highly accommodative to more moderately accommodative. As mentioned earlier, the tapering of the Fed’s quantitative easing program has been underway since January 2014, and we anticipate the gradual monthly tapering to continue through the next few months. That said, we expect short-term interest rates to remain near zero through at least the remainder of the calendar year. Indeed, after temporarily unsettling the markets in March 2014 by hinting the Fed may increase interest rates sooner than previously anticipated, Chair Janet Yellen subsequently appeared to go out of her way to re-emphasize the Fed’s commitment to keep short-term interest rates low. We further expect the reduced federal fiscal drag compared to one year prior to buoy an acceleration in U.S. economic growth, while broad-based gains in consumer spending, residential investment and business investment, if realized, could provide additional support.

Certainly, headwinds remain, both domestically and abroad, including potential weather-related drag, seemingly stalled housing activity, struggling economic reforms in Japan, credit bubble concerns in China and ongoing geopolitical turmoil in several regions. However, we maintain that reaccelerating economic growth, especially in the U.S. and Europe, should support corporate earnings. Thus we view this broad economic backdrop as supportive of equity markets for the developed economies going forward. We believe that U.S. equity market valuations were still fairly valued at the end of the annual period even following several strong years of performance. On the fixed income side, yields increased during the annual period from historical lows, and we believe total return prospects remain modest. As for the tax-exempt bond market, recent performance has pushed prices for short-term and intermediate-term municipal bonds to somewhat rich levels, but longer maturities remained attractive, in our view, compared to U.S. Treasuries. As in all asset classes, we believe individual security selection and careful sector allocation decisions will be key to performance going forward.

P N C  F u n d s

L E T T E R    T O    S H A R E H O L D E R S

We thank you for being a part of the PNC Funds and for maintaining a long-term perspective as a basic tenet of your investment approach. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Mark McGlone President and Chief Investment Officer PNC Capital Advisors, LLC	Jennifer E. Spratley President PNC Funds

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

P N C  F u n d s

T R U S T E E S    A N D    O F F I C E R S    O F    T H E    T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Trustees During Past 5 Years[4]
Independent Trustees
Dorothy A. Berry 70	Trustee	Since April 2006	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012; Chairman, Independent Directors Council, 2010-2011.	2 registered investment companies consisting of 40 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.
John G. Drosdick 70	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	2 registered investment companies consisting of 40 portfolios

Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until June 2013; Director, Lincoln Financial Corporation (financial services) until 2005; Director, Triumph Group Inc. (aerospace manufacturer).

Dale C. LaPorte 72	Trustee	Since April 2005	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), 2005-2008; Partner, 1974 – 2005, and Chairman of Executive Committee, 2000 – 2004, of Calfee, Halter & Griswold LLP (law firm).	2 registered investment companies consisting of 40 portfolios	Director, Invacare Corporation; Trustee, Allegiant Funds until 2010.
L. White Matthews, III 68	Trustee Chairman of the Audit Committee	Since February 2010 From June 2011 to February 2012

Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of Constar International Inc. (bottles and packaging manufacturer), 2009-2014; Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003- 2007.

				2 registered investment companies consisting of 40 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010; Director (since 2003) and Chairman of the Board (since 2011) of (publicly traded) Imation Corp. (data storage).
Edward D. Miller, Jr. 71	Trustee	Since February 2010	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 40 portfolios	Director, Care Fusion (health care devices); Director, PNC Funds, Inc. until 2010.
Stephen M. Todd 66	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman – Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003 - 2010.	2 registered investment companies consisting of 40 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until 2011.

Name, Address Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Trustees During Past 5 Years[4]
Officers
Jennifer E. Spratley One East Pratt Street, 5th Floor Baltimore, MD 21202 45	President Vice President	Since June 2014 From March 2010 to June 2014	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A
Michael Donahoe 1900 East 9th Street, 15th Floor Cleveland, OH 44114 50	Chief Compliance Officer	Since June 2014	Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc. since June 2011; Senior Vice President of Fund Administration and Compliance at Citi’s Securities and Fund Services Group, 2006-2011.	N/A	N/A
John F. Kernan 1900 East 9th Street, 14th Floor Cleveland, OH 44114 48	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 – 2004.	N/A	N/A
Savonne L. Ferguson One East Pratt Street, 5th Floor Baltimore, MD 21202 40	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.	N/A	N/A

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Savonne L. Ferguson.

2With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar year end in the year in which he/she reaches the age of 75 years old. With respect to the term of office for each officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or the extent permitted by the Board, by the President. In addition, any Trustee or officer may resign at any time by giving written notice to the Trust. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of two registered investment companies for which PCA or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Funds (thirty- seven portfolios) and the PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

R E P O R T    O F    I N D E P E N D E N T    R E G I S T E R E D    P U B L I C

A C C O U N T I N G    F I R M

To the Board of Trustees of PNC Funds and Shareholders of the Target Date Funds,

Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (or condensed schedules of investments), of PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, PNC Target 2050 Fund (the “Target Date Funds”), PNC Balanced Allocation Fund, PNC International Equity Fund, PNC Large Cap Core Fund (formerly PNC Large Cap Core Equity Fund), PNC Large Cap Growth Fund, PNC Large Cap Value Fund, PNC Mid Cap Fund (formerly PNC Mid Cap Value Fund), PNC Mid Cap Index Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC S&P 500 Index Fund, PNC Small Cap Fund, PNC Small Cap Index Fund (the “Equity Funds”), PNC Bond Fund, PNC Government Mortgage Fund, PNC High Yield Bond Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund, PNC Ultra Short Bond Fund (the “Fixed Income Funds”), PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Michigan Intermediate Municipal Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund, PNC Pennsylvania Intermediate Municipal Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund (the “Tax Exempt Bond Funds”) (collectively the “Funds”), thirty-one of the thirty-seven funds comprising PNC Funds as of May 31, 2014, and the related statements of operations for the year then ended (as to PNC Mid Cap Index Fund and PNC Small Cap Index Fund from December 30, 2013, commencement of operations, through May 31, 2014), the statements of changes in net assets for each of the two years in the period then ended (as to the Target Date Funds for the year ended May 31, 2014 and for the period from October 1, 2012, commencement of operations, through May 31, 2013; and as to PNC Mid Cap Index Fund and PNC Small Cap Index Fund from December 30, 2013, commencement of operations, through May 31, 2014), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers, and transfer agents of the Underlying Funds; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2014, the results of their operations for the year then ended (as to PNC Mid Cap Index Fund and PNC Small Cap Index Fund from December 30, 2013, commencement of operations, through May 31, 2014), the changes in their net assets for each of the two years in the period then ended (as to the Target Date Funds for the year ended May 31, 2014 and for the period from October 1, 2012, commencement of operations, through May 31, 2013; and as to PNC Mid Cap Index Fund and PNC Small Cap Index Fund from December 30, 2013, commencement of operations, through May 31, 2014), and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of investments of securities (the “Schedule”) of PNC Mid Cap Index Fund, PNC S&P 500 Index Fund and PNC Small Cap Index Fund as of May 31, 2014, appearing in Item 6 of this Form N-CSR is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Funds’ management. Such information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.

Deloitte & Touche LLP

Princeton, New Jersey

July 29, 2014

P N C  F u n d s

A B B R E V I A T I O N S    A N D    D E F I N I T I O N S    F O R    S C H E D U L E S    O F

I N V E S T M E N T S    A N D     F I N A N C I A L    S T A T E M E N T S

Schedules of Investments:

ADR — American Depositary Receipt

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

BAN — Bond Anticipation Note

Cl — Class

DE — Developed Equity

ETF — Exchange-Traded Fund

ETM — Escrowed to Maturity

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GDR — Global Depositary Receipt

GMTN — Global Multi-Currency Notes

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

LOC — Letter of Credit

LP — Limited Partnership

MTN — Medium Term Note

NATL-RE — National Public Finance Guarantee Corporation

PLC — Public Limited Company

PSF-GTD — Permanent School Fund - Guaranteed

Q-SBLF — Qualified State Bond Loan Fund

RB — Revenue Bond

REIT — Real Estate Investment Trust

SBPA — Standby Bond Purchase Agreement

STRB — Special Tax Revenue Bond

TAN — Tax Anticipation Note

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2014, and the date shown is the next reset or put date.

Financial Statements:

— Amounts designated as “—” are either zero or rounded to zero.

See Notes to Financial Statements.

P N C  T a r g e t  D a t e  F u n d s

R E T I R E M E N T    I N C O M E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Keith Weigel

Managing Director,

Product Management

Mark McGlone

Chief Investment Officer

Martin Schulz, J.D.

Managing Director,

International Equity

Douglas J. Roman, CFA,

CMT

Managing Director,

Large Cap Funds

Sean T. Rhoderick, CFA

Senior Portfolio Manager,

Fixed Income

Timothy D. Compan, Jr.,

CFA

Senior Portfolio Manager,

Fixed Income

Aneet Deshpande

Head of Equity Trading

Donald J. Hohman

Director,

Product Management

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Retirement Income Fund seeks current income and some capital appreciation by investing in a diversified portfolio of equity, fixed income, and other diversifying asset classes.

How did the Fund perform during the annual period?

During the annual period, PNC Retirement Income Fund returned 6.67% to Class I Shares investors. The Fund’s primary benchmark, the S&P Target Date® Retirement Income Index(1) (the “Index”), also returned 6.67%.

What factors most significantly affected the Fund’s performance during the annual period?

—

Allocation overall contributed positively to the Fund’s relative results during the annual period due in part to a lower allocation to cash and cash equivalents and a higher allocation to equities than the Index. An allocation to real estate investment trusts (“REITs”) also added value.

º

U.S. equity prices across market capitalizations increased between 18% and 20% during the annual period, and developed international equities trailed only slightly. Emerging market equities rose a more muted 5.5%.

º	Fixed income returns were modestly positive, posting low single-digit returns but significantly underperforming equities.

º	REITs posted low double-digit total returns and outperformed fixed income but underperformed U.S. equities during the annual period.

—	Investment selection overall detracted from the Fund’s relative results, most especially among fixed income funds, large cap equity funds and small cap equity funds.

º	Within the fixed income asset class, investments in PNC Limited Maturity Bond Fund and PNC Bond Fund hampered results most, underperforming the fixed income component of the Index.

º	Within the equity asset class, investments in PNC Large Cap Core Fund and PNC Small Cap Fund underperformed their respective sub-asset class benchmarks.

º	On the positive side, investments in PNC International Equity Fund and in Vanguard REIT Index Fund contributed favorably to relative results.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Asset Allocation	%

Fixed Income Funds	55.2
Domestic Equity Funds	23.6
Money Market Fund	11.3
International Equity Funds	6.6
Real Estate Fund	3.3
100.0%

P N C  T a r g e t  D a t e   F u n d s

R E T I R E M E N T    I N C O M E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(3)
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (4),(5)	Total Net Fund Operating Expenses (4),(6)
Class I Shares	9/28/12	6.67%	N/A	N/A	6.31%	N/A	N/A	13.12%	0.68%
S&P Target Date® Retirement Income Index		6.67%	N/A	N/A	6.41%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® Retirement Income Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets an immediate retirement horizon. The S&P Target Date® Retirement Income Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors nearing or currently in retirement. Investors cannot invest directly in an index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

This graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I Shares only. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3)

Total returns reflect reinvestment of dividends and capital gains, and deduction of operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

(5)	Expenses include Acquired Fund+ fees and expenses and are shown gross of waivers and expense reimbursements.

(6)	Expenses include Acquired Fund+ fees and expenses and are shown shown net of waivers and expense reimbursements.

(+)	“Acquired Fund” means any investment company in which the Fund invests or has invested during the year.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a r g e t  D a t e  F u n d s

T A R G E T    2 0 2 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Keith Weigel

Managing Director,

Product Management

Mark McGlone

Chief Investment Officer

Martin Schulz, J.D.

Managing Director,

International Equity

Douglas J. Roman, CFA,

CMT

Managing Director,

Large Cap Funds

Sean T. Rhoderick, CFA

Senior Portfolio Manager,

Fixed Income

Timothy D. Compan, Jr.,

CFA

Senior Portfolio Manager,

Fixed Income

Aneet Deshpande

Head of Equity Trading

Donald J. Hohman Director,

Product Management

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Target 2020 Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund’s target date, with income as an additional goal as the Fund nears its target retirement date. The Fund intends to achieve its objective by investing in a diversified portfolio of equity, fixed income, and other diversifying asset classes.

How did the Fund perform during the annual period?

During the annual period, PNC Target 2020 Fund returned 9.19% to Class I Shares investors. The Fund’s primary benchmark, the S&P Target Date® To 2020 Index(1) (the “Index”), returned 10.00%.

What factors most significantly affected the Fund’s performance during the annual period?

—

Allocation overall detracted most from the Fund’s relative results due in part to a lower allocation to equities and higher allocations to fixed income, real estate investment trusts (“REITs”) and commodities than the Index.

º

U.S. equity prices across market capitalizations increased between 18% and 20% during the annual period, and developed international equities trailed onlyslightly. Emerging market equities rose a more muted 5.5%.

º	Fixed income returns were modestly positive, posting low single-digit returns but significantly underperforming equities.

º	REITs posted low double-digit total returns and outperformed fixed income but underperformed U.S. equities during the annual period.

º	Commodities produced modestly negative returns during the annual period.

—	Investment selection overall also detracted from the Fund’s relative results, most especially among fixed income funds, large cap equity funds and small cap equity funds.

º	Within the fixed income asset class, investments in PNC Limited Maturity Bond Fund and PNC Bond Fund hampered results most, underperforming the fixed income component of the Index.

º	Within the equity asset class, investments in PNC Large Cap Core Fund and PNC Small Cap Fund underperformed their respective sub-asset class benchmarks.

º	On the positive side, investments in PNC International Equity Fund and in Vanguard REIT Index Fund contributed favorably to relative results.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Asset Allocation	%

Fixed Income Funds	44.3
Domestic Equity Funds	32.4
International Equity Funds	11.2
Money Market Fund	5.3
Real Estate Fund	4.1
Commodity Fund	2.7
100.0%

P N C   T a r g e t  D a t e   F u n d s

T A R G E T    2 0 2 0    F U N D    O V E R V I EW    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(3)
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (4),(5)	Total Net Fund Operating Expenses (4),(6)
Class I Shares	9/28/12	9.19%	N/A	N/A	9.08%	N/A	N/A	13.12%	0.76%
S&P Target Date® To 2020 Index		10.00%	N/A	N/A	10.26%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® To 2020 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2020. The S&P Target Date® To 2020 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors with an approximate 2020 target retirement horizon. Investors cannot invest directly in an index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

This graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I Shares only. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3)

Total returns reflect reinvestment of dividends and capital gains, and deduction of operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

(5)	Expenses include Acquired Fund+ fees and expenses and are shown gross of waivers and expense reimbursements.

(6)	Expenses include Acquired Fund+ fees and expenses and are shown shown net of waivers and expense reimbursements.

(+)	“Acquired Fund” means any investment company in which the Fund invests or has invested during the year.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a r g e t  D a t e  F u n d s

T A R G E T    2 0 3 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Keith Weigel

Managing Director,

Product Management

Mark McGlone

Chief Investment Officer

Martin Schulz, J.D. Managing Director, International Equity

Douglas J. Roman, CFA,

CMT

Managing Director,

Large Cap Funds

Sean T. Rhoderick,

CFA

Senior Portfolio Manager, Fixed Income

Timothy D. Compan, Jr.,

CFA

Senior Portfolio Manager,

Fixed Income

Aneet Deshpande

Head of Equity Trading

Donald J. Hohman

Director,

Product Management

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Target 2030 Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund’s target date, with income as an additional goal as the Fund nears its target retirement date. The Fund intends to achieve its objective by investing in a diversified portfolio of equity, fixed income, and other diversifying asset classes.

How did the Fund perform during the annual period?

During the annual period, PNC Target 2030 Fund returned 12.74% to Class I Shares investors. The Fund’s primary benchmark, the S&P Target Date® To 2030 Index(1) (the “Index”), returned 12.36%.

What factors most significantly affected the Fund’s performance during the annual period?

—

Allocation overall detracted most from the Fund’s relative results due in part to a lower allocation to equities and higher allocations to real estate investment trusts (“REITs”) and commodities than the Index. Underweighted allocations to fixed income and to cash and cash equivalents relative to the Index contributed positively, albeit modestly, to the Fund’s relative results.

º	U.S. equity prices across market capitalizations increased between 18% and 20% during the annual period, and developed international equities trailed only slightly. Emerging market equities rose a more muted 5.5%.

º	Fixed income returns were modestly positive, posting low single-digit returns but significantly underperforming equities.

º	REITs posted low double-digit total returns and outperformed fixed income but underperformed U.S. equities during the annual period.

º	Commodities produced modestly negative returns during the annual period.

—	Investment selection overall also detracted from the Fund’s relative results, most especially among fixed income funds, large cap equity funds and small cap equity funds.

º	Within the fixed income asset class, investments in PNC Limited Maturity Bond Fund and PNC Bond Fund hampered results most, underperforming the fixed income component of the Index.

º	Within the equity asset class, investments in PNC Large Cap Core Fund and PNC Small Cap Fund underperformed their respective sub-asset class benchmarks.

º	On the positive side, investments in PNC International Equity Fund and in Vanguard REIT Index Fund contributed favorably to relative results.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Asset Allocation	%

Domestic Equity Funds	46.6
Fixed Income Funds	24.2
International Equity Funds	18.7
Money Market Fund	3.9
Real Estate Fund	3.7
Commodity Fund	2.9
100.0%

P N C  T a r g e t  D a t e  F u n d s

T A R G E T    2 0 3 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(3)
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (4),(5)	Total Net Fund Operating Expenses (4),(6)
Class I Shares	9/28/12	12.74%	N/A	N/A	12.58%	N/A	N/A	13.08%	0.87%
S&P Target Date® To 2030 Index		12.36%	N/A	N/A	13.26%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® To 2030 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2030. The S&P Target Date® To 2030 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors with an approximate 2030 target retirement horizon. Investors cannot invest directly in an index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

This graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I Shares only. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3)

Total returns reflect reinvestment of dividends and capital gains, and deduction of operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

(5)	Expenses include Acquired Fund+ fees and expenses and are shown gross of waivers and expense reimbursements.

(6)	Expenses include Acquired Fund+ fees and expenses and are shown shown net of waivers and expense reimbursements.

(+)	“Acquired Fund” means any investment company in which the Fund invests or has invested during the year.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a r g e t  D a t e  F u n d s

T A R G E T    2 0 4 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Keith Weigel

Managing Director,

Product Management

Mark McGlone

Chief Investment Officer

Martin Schulz, J.D. Managing Director, International Equity

Douglas J. Roman, CFA, CMT

Managing Director,

Large Cap Funds

Sean T. Rhoderick, CFA Senior Portfolio Manager, Fixed Income

Timothy D. Compan, Jr., CFA

Senior Portfolio Manager, Fixed Income

Aneet Deshpande

Head of Equity Trading

Donald J. Hohman Director, Product Management

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Target 2040 Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund’s target date, with income as an additional goal as the Fund nears its target retirement date. The Fund intends to achieve its objective by investing in a diversified portfolio of equity, fixed income, and other diversifying asset classes.

How did the Fund perform during the annual period?

During the annual period, PNC Target 2040 Fund returned 14.72% to Class I Shares investors. The Fund’s primary benchmark, the S&P Target Date® To 2040 Index(1) (the “Index”), returned 14.47.%

What factors most significantly affected the Fund’s performance during the annual period?

—

Allocation overall detracted most from the Fund’s relative results due in part to higher allocations to real estate investment trusts (“REITs”) and commodities than the Index. A small underweight to equities relative to the Index was a more modest drag. An underweight allocation to fixed income relative to the Index contributed positively, albeit modestly, to the Fund’s relative results.

º	U.S. equity prices across market capitalizations increased between 18% and 20% during the annual period, and developed international equities trailed only slightly. Emerging market equities rose a more muted 5.5%.

º	Fixed income returns were modestly positive, posting low single-digit returns but significantly underperforming equities.

º	REITs posted low double-digit total returns and outperformed fixed income but underperformed U.S. equities during the annual period.

º	Commodities produced modestly negative returns during the annual period.

—	Investment selection overall also detracted from the Fund’s relative results, most especially among fixed income funds, large cap equity funds and small cap equity funds.

º	Within the fixed income asset class, investments in PNC Limited Maturity Bond Fund and PNC Bond Fund hampered results most, underperforming the fixed income component of the Index.

º	Within the equity asset class, investments in PNC Large Cap Core Fund and PNC Small Cap Fund underperformed their respective sub-asset class benchmarks.

º	On the positive side, investments in PNC International Equity Fund and in Vanguard REIT Index Fund contributed favorably to relative results.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Asset Allocation	%

Domestic Equity Funds	56.8
International Equity Funds	22.5
Fixed Income Funds	11.2
Real Estate Fund	3.6
Money Market Fund	3.0
Commodity Fund	2.9
100.0%

P N C  T a r g e t  D a t e  F u n d s

T A R G E T    2 0 4 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (3),(4)	Total Net Fund Operating Expenses (3),(5)
Class I Shares	9/28/12	14.72%	N/A	N/A	N/A	14.77%	N/A	N/A	13.14%	0.91%
S&P Target Date® To 2040 Index		14.47%	N/A	N/A	N/A	15.72%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® To 2040 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2040. The S&P Target Date® To 2040 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors with an approximate 2040 target retirement horizon. Investors cannot invest directly in an index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

This graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I Shares only. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3)

Total returns reflect reinvestment of dividends and capital gains, and deduction of operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

(5)	Expenses include Acquired Fund+ fees and expenses and are shown gross of waivers and expense reimbursements.
(6)	Expenses include Acquired Fund+ fees and expenses and are shown shown net of waivers and expense reimbursements.
(+)	“Acquired Fund” means any investment company in which the Fund invests or has invested during the year.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a r g e t  D a t e  F u n d s

T A R G E T    2 0 5 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Keith Weigel

Managing Director,

Product Management

Mark McGlone

Chief Investment Officer

Martin Schulz, J.D.

Managing Director,

International Equity

Douglas J. Roman, CFA,

CMT

Managing Director,

Large Cap Funds

Sean T. Rhoderick, CFA

Senior Portfolio Manager,

Fixed Income

Timothy D. Compan, Jr.,

CFA

Senior Portfolio Manager,

Fixed Income

Aneet Deshpande

Head of Equity Trading

Donald J. Hohman

Director,

Product Management

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Target 2050 Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund’s target date, with income as an additional goal as the Fund nears its target retirement date. The Fund intends to achieve its objective by investing in a diversified portfolio of equity, fixed income, and other diversifying asset classes.

How did the Fund perform during the annual period?

During the annual period, PNC Target 2050 Fund returned 15.41% to Class I Shares investors. The Fund’s primary benchmark, the S&P Target Date® To 2050 Index(1) (the “Index”), returned 16.10%.

What factors most significantly affected the Fund’s performance during the annual period?

•

Allocation overall detracted most from the Fund’s relative results due in part to higher allocations to real estate investment trusts (“REITs”) and commodities and a lower allocation to equities than the Index.

º

U.S. equity prices across market capitalizations increased between 18% and 20% during the annual period, and developed international equities trailed only slightly. Emerging market equities rose a more muted 5.5%.

º	Fixed income returns were modestly positive, posting low single-digit returns but significantly underperforming equities.

º	REITs posted low double-digit total returns and outperformed fixed income but underperformed U.S. equities during the annual period.

º	Commodities produced modestly negative returns during the annual period.

•	Investment selection overall also detracted from the Fund’s relative results, most especially among fixed income funds, large cap equity funds and small cap equity funds.

º	Within the fixed income asset class, investments in PNC Limited Maturity Bond Fund and PNC Bond Fund hampered results most, underperforming the fixed income component of the Index.

º	Within the equity asset class, investments in PNC Large Cap Core Fund and PNC Small Cap Fund underperformed their respective sub-asset class benchmarks.

º	On the positive side, investments in PNC International Equity Fund and in Vanguard REIT Index Fund contributed favorably to relative results.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Asset Allocation	%

Domestic Equity Funds	59.6
International Equity Funds	24.1
Fixed Income Funds	7.4
Real Estate Fund	3.2
Commodity Fund	2.9
Money Market Fund	2.8
100.0%

P N C  T a r g e t  D a t e  F u n d s

T A R G E T    2 0 5 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14 (3)
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (4),(5)	Total Net Fund Operating Expenses (4),(6)
Class I Shares	9/28/12	15.41%	N/A	N/A	15.53%	N/A	N/A	12.80%	0.91%
S&P Target Date® To 2050 Index		16.10%	N/A	N/A	17.67%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® To 2050 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2050. The S&P Target Date® To 2050 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors with an approximate 2050 target retirement horizon. Investors cannot invest directly in an index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

This graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I Shares only. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3)

Total returns reflect reinvestment of dividends and capital gains, and deduction of operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

(5)	Expenses include Acquired Fund+ fees and expenses and are shown gross of waivers and expense reimbursements.

(6)	Expenses include Acquired Fund+ fees and expenses and are shown shown net of waivers and expense reimbursements.
(+)“Acquired	Fund” means any investment company in which the Fund invests or has invested during the year.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a r g e t  D a t e  F u n d s

E X P L A N A T I O N    O F    E X P E N S E    T A B L E S    ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period December 1, 2013 to May 31, 2014, and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2014. The “Annualized Expense Ratio” does not reflect Acquired Fund Fees and Expenses. If Acquired Fund Fees and Expenses were included, expenses would be higher.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2013 to May 31, 2014).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

—

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

—

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annual- ized Expense Ratio	Expenses Paid During Period(1)

Retirement Income Fund
Actual
Class I	$1,000.00	$1,036.64	0.11%	$0.56
Hypothetical(2)
Class I	1,000.00	1,024.38	0.11	0.56

Target 2020 Fund
Actual
Class I	$1,000.00	$1,044.92	0.11%	$0.56
Hypothetical(2)
Class I	1,000.00	1,024.38	0.11	0.56

Target 2030 Fund
Actual
Class I	$1,000.00	$1,053.50	0.11%	$0.56
Hypothetical(2)
Class I	1,000.00	1,024.38	0.11	0.56

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annual- ized Expense Ratio	Expenses Paid During Period(1)

Target 2040 Fund
Actual
Class I	$1,000.00	$1,056.82	0.11%	$0.56
Hypothetical(2)
Class I	1,000.00	1,024.38	0.11	0.56

Target 2050 Fund
Actual
Class I	$1,000.00	$1,057.37	0.11%	$0.56
Hypothetical(2)
Class I	1,000.00	1,024.38	0.11	0.56

(1)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

(2)	Assumes annual return of 5% before expenses.

P N C T a r g e t D a t e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1,

	Retirement Income Fund
	Class I
	2014	2013 (1)
Net Asset Value, Beginning of Year	$10.24	$10.00

Net Investment Income(2)(3)	0.12	0.10
Capital gain distributions received from affiliated investments(2)	– *	0.04
Realized and Unrealized Gain (Loss) on Investments	0.56	0.24

Total from Investment Operations	0.68	0.38

Dividends from Net Investment Income	(0.13)	(0.14)
Distributions from Net Realized Gains	(0.06)	–

Total Distributions	(0.19)	(0.14)

Net Asset Value, End of Year	$10.73	$10.24

Total Return	6.67%	3.85%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,107	$1,038
Ratio of Expenses to Average Net Assets(4)	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.11%	1.54%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)(4)	3.39%	12.55%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(2.17)%	(10.90)%
Portfolio Turnover Rate	318%	0%

*	Amount represents less than $0.005 per share.

(1)	Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)	Per share data calculated using average shares outstanding method.

(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

P N C T a r g e t D a t e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1,

	Target 2020 Fund
	Class I
	2014	2013(1)
Net Asset Value, Beginning of Year	$10.45	$10.00

Net Investment Income(2)(3)	0.17	0.12
Capital gain distributions received from affiliated investments(2)	0.01	0.05
Realized and Unrealized Gain (Loss) on Investments	0.77	0.41

Total from Investment Operations	0.95	0.58

Dividends from Net Investment Income	(0.12)	(0.13)
Distributions from Net Realized Gains	(0.11)	–

Total Distributions	(0.23)	(0.13)

Net Asset Value, End of Year	$11.17	$10.45

Total Return	9.19%	5.89%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,156	$1,059
Ratio of Expenses to Average Net Assets(4)	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.60%	1.77%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)(4)	9.21%	12.47%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(7.50)%	(10.59)%
Portfolio Turnover Rate	9%	0%

(1)	Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)	Per share data calculated using average shares outstanding method.

(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

	Target 2030 Fund

	Class I

	2014	2013(1)
Net Asset Value, Beginning of Year	$10.69	$10.00

Net Investment Income(2)(3)	0.18	0.11
Capital gain distributions received from affiliated investments(2)	0.01	0.03
Realized and Unrealized Gain (Loss) on Investments	1.16	0.66

Total from Investment Operations	1.35	0.80

Dividends from Net Investment Income	(0.12)	(0.11)
Distributions from Net Realized Gains	(0.03)	–

Total Distributions	(0.15)	(0.11)

Net Asset Value, End of Year	$11.89	$10.69

Total Return	12.74%	8.12%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,601	$1,205
Ratio of Expenses to Average Net Assets(4)	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.63%	1.55%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)(4)	7.83%	12.32%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(6.09)%	(10.66)%
Portfolio Turnover Rate	5%	0%

(1)	Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)	Per share data calculated using average shares outstanding method.

(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

P N C T a r g e t D a t e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1,

	Target 2040 Fund

	Class I

	2014	2013(1)
Net Asset Value, Beginning of Year	$10.87	$10.00

Net Investment Income(2)(3)	0.17	0.10
Capital gain distributions received from affiliated investments(2)	0.01	0.02
Realized and Unrealized Gain (Loss) on Investments	1.41	0.84

Total from Investment Operations	1.59	0.96

Dividends from Net Investment Income	(0.13)	(0.09)
Distributions from Net Realized Gains	(0.08)	–

Total Distributions	(0.21)	(0.09)

Net Asset Value, End of Year	$12.25	$10.87

Total Return	14.72%	9.74%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,259	$1,097
Ratio of Expenses to Average Net Assets(4)	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.42%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)(4)	8.79%	12.34%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(7.16)%	(10.81)%
Portfolio Turnover Rate	7%	0%

(1)	Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)	Per share data calculated using average shares outstanding method.

(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

	Target 2050 Fund

	Class I

	2014	2013(1)
Net Asset Value, Beginning of Year	$10.93	$10.00

Net Investment Income(2)(3)	0.17	0.10
Capital gain distributions received from affiliated investments(2)	0.01	0.01
Realized and Unrealized Gain (Loss) on Investments	1.49	0.91

Total from Investment Operations	1.67	1.02

Dividends from Net Investment Income	(0.13)	(0.09)
Distributions from Net Realized Gains	(0.06)	–

Total Distributions	(0.19)	(0.09)

Net Asset Value, End of Year	$12.41	$10.93

Total Return	15.41%	10.28%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,350	$1,164
Ratio of Expenses to Average Net Assets(4)	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	1.48%	1.38%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)(4)	9.27%	12.00%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(7.68)%	(10.51)%
Portfolio Turnover Rate	7%	0%

(1)	Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)	Per share data calculated using average shares outstanding method.

(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

P N C    R e t i r e m e n t    I n c o m e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 4

	Number of Shares	Value (000)
MUTUAL FUNDS — 93.8%
Domestic Equity Funds — 17.9%
PNC Large Cap Core Fund, Class I Shares†	10,776	$163
PNC Small Cap Fund, Class I Shares†	1,747	35

		198

Fixed Income Funds — 55.2%
Eaton Vance Floating-Rate Fund	1,531	14
PNC Bond Fund, Class I Shares†	23,461	248
PNC High Yield Bond Fund, Class I Shares†	3,314	28
PNC Limited Maturity Bond Fund, Class I Shares†	24,069	246
Vanguard Inflation-Protected Securities Fund	2,805	75

		611

International Equity Funds — 6.2%
PNC International Equity Fund, Class I Shares†	2,657	54
Vanguard Emerging Markets Stock Index Fund	416	14

		68

Money Market Fund — 11.3%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	124,888	125

Real Estate Fund — 3.2%
Vanguard REIT Index Fund	1,275	36

Total Mutual Funds (Cost $965)		1,038

Number of Shares		Value (000)
EXCHANGE-TRADED FUNDS — 6.2%
Domestic Equity Funds — 5.8%
iShares Dow Jones Select Dividend Index Fund†	287	$22
SPDR ® S&P ® Dividend ETF	282	21
WisdomTree LargeCap Dividend Fund	304	21

		64

International Equity Funds — 0.4%
iShares MSCI EAFE Small Cap Index Fund†	43	3
Vanguard FTSE All World ex-US Small-Cap ETF	20	2

		5

Total Exchange-Traded Funds (Cost $53)		69

TOTAL INVESTMENTS — 100.0% (Cost $1,018)*		1,107

Other Assets & Liabilities – 0.0%		–

TOTAL NET ASSETS — 100.0%		$1,107

*	Aggregate cost for Federal income tax purposes is (000) $ 1,018.

Gross unrealized appreciation (000)	$89
Gross unrealized depreciation (000)	–

Net unrealized appreciation (000)	$89

† Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:
Exchange-Traded Funds	$69	$–	$–	$69
Mutual Funds	1,038	–	–	1,038

Total Assets - Investments in Securities	$1,107	$–	$–	$1,107

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  T a r g e t  2 0 2 0  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1,  2 0 1 4

	Number of Shares	Value (000)
MUTUAL FUNDS — 90.8%
Domestic Equity Funds — 26.3%
PNC Large Cap Core Fund, Class I Shares†	16,939	$256
PNC Small Cap Fund, Class I Shares†	2,406	49

		305

Fixed Income Funds — 44.4%
Eaton Vance Floating-Rate Fund	2,450	22
PNC Bond Fund, Class I Shares†	24,783	262
PNC High Yield Bond Fund, Class I Shares†	4,389	38
PNC Limited Maturity Bond Fund, Class I Shares†	10,816	110
Vanguard Inflation-Protected Securities Fund	3,027	81

		513

International Equity Funds — 10.7%
PNC International Equity Fund, Class I Shares†	4,823	98
Vanguard Emerging Markets Stock Index Fund	727	25

		123

Money Market Fund — 5.3%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	60,856	61

Real Estate Fund — 4.1%
Vanguard REIT Index Fund	1,695	48

Total Mutual Funds (Cost $958)		1,050

	Number of Shares	Value (000)
EXCHANGE-TRADED FUNDS — 9.5%
Commodity Fund — 2.7%
PowerShares DB Commodity Index Tracking Fund*	1,176	$31

Domestic Equity Funds — 6.1%
iShares Dow Jones Select Dividend Index Fund†	316	24
SPDR ® S&P ® Dividend ETF	303	22
WisdomTree LargeCap Dividend Fund	341	24

		70

International Equity Funds — 0.7%
iShares MSCI EAFE Small Cap Index Fund†	77	4
Vanguard FTSE All World ex-US Small-Cap ETF	41	4

		8

Total Exchange-Traded Funds (Cost $93)		109

TOTAL INVESTMENTS — 100.3% (Cost $1,051)**		1,159

Other Assets & Liabilities – (0.3)%		(3)

TOTAL NET ASSETS — 100.0%		$1,156

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $1,049.

Gross unrealized appreciation (000)	$124
Gross unrealized depreciation (000)	(14)

Net unrealized appreciation (000)	$110

† Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:
Exchange-Traded Funds	$109	$–	$–	$109
Mutual Funds	1,050	–	–	1,050

Total Assets - Investments in Securities	$1,159	$–	$–	$1,159

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  T a r g e t  2 0 3 0  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1,  2 0 1 4

	Number of Shares	Value (000)
MUTUAL FUNDS — 85.9%
Domestic Equity Funds — 37.7%
PNC Large Cap Core Fund, Class I Shares†	33,013	$499
PNC Small Cap Fund, Class I Shares†	5,150	104

		603

Fixed Income Funds — 24.2%
Eaton Vance Floating-Rate Fund	3,041	28
PNC Bond Fund, Class I Shares†	25,890	274
PNC High Yield Bond Fund, Class I Shares†	5,107	44
PNC Limited Maturity Bond Fund, Class I Shares†	1,496	15
Vanguard Inflation-Protected Securities Fund	1,012	27

		388

International Equity Funds — 16.4%
PNC International Equity Fund, Class I Shares†	9,849	201
Vanguard Emerging Markets Stock Index Fund	1,832	62

		263

Money Market Fund — 3.9%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	62,437	62

Real Estate Fund — 3.7%
Vanguard REIT Index Fund	2,114	60

Total Mutual Funds (Cost $1,192)		1,376

	Number of Shares	Value (000)
EXCHANGE-TRADED FUNDS — 14.2%
Commodity Fund — 2.9%
PowerShares DB Commodity Index Tracking Fund*	1,797	$47

Domestic Equity Funds — 9.0%
iShares Dow Jones Select Dividend Index Fund†	646	49
SPDR ® S&P ® Dividend ETF	624	47
WisdomTree LargeCap Dividend Fund	697	48

		144

International Equity Funds — 2.3%
iShares MSCI EAFE Small Cap Index Fund†	341	18
Vanguard FTSE All World ex-US Small-Cap ETF	166	18

		36

Total Exchange-Traded Funds (Cost $195)		227

TOTAL INVESTMENTS — 100.1% (Cost $1,387)**		1,603

Other Assets & Liabilities – (0.1)%		(2)

TOTAL NET ASSETS — 100.0%		$1,601

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 1,384.

Gross unrealized appreciation (000)	$227
Gross unrealized depreciation (000)	(8)

Net unrealized appreciation (000)	$219

† Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Exchange-Traded Funds	$227	$–	$–	$227

Mutual Funds	1,376	–	–	1,376

Total Assets - Investments in Securities	$1,603	$–	$–	$1,603

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  T a r g e t  2 0 4 0  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1,  2 0 1 4

	Number of Shares	Value (000)
MUTUAL FUNDS — 84.3%
Domestic Equity Funds — 46.6%
PNC Large Cap Core Fund, Class I Shares†	32,295	$488
PNC Small Cap Fund, Class I Shares†	4,867	98

		586

Fixed Income Funds — 11.2%
Eaton Vance Floating-Rate Fund	1,178	11
PNC Bond Fund, Class I Shares†	10,079	106
PNC High Yield Bond Fund, Class I Shares†	1,918	16
Vanguard Inflation-Protected Securities Fund	279	8

		141

International Equity Funds — 19.9%
PNC International Equity Fund, Class I Shares†	9,396	192
Vanguard Emerging Markets Stock Index Fund	1,746	59

		251

Money Market Fund — 3.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	37,588	38

Real Estate Fund — 3.6%
Vanguard REIT Index Fund	1,621	46

Total Mutual Funds (Cost $871)		1,062

	Number of Shares	Value (000)
EXCHANGE-TRADED FUNDS — 16.1%
Commodity Fund — 2.9%
PowerShares DB Commodity Index Tracking Fund*	1,403	$37

Domestic Equity Funds — 10.5%
iShares Dow Jones Select Dividend Index Fund†	591	44
SPDR ® S&P ® Dividend ETF	571	43
WisdomTree LargeCap Dividend Fund	640	45

		132

International Equity Funds — 2.7%
iShares MSCI EAFE Small Cap Index Fund†	313	16
Vanguard FTSE All World ex-US Small-Cap ETF	154	17

		33

Total Exchange-Traded Funds (Cost $169)		202

TOTAL INVESTMENTS — 100.4% (Cost $1,040)**		1,264

Other Assets & Liabilities – (0.4)%		(5)
TOTAL NET ASSETS — 100.0%		$1,259

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 1,037.

Gross unrealized appreciation (000)	$232
Gross unrealized depreciation (000)	(5)

Net unrealized appreciation (000)	$227

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Exchange-Traded Funds	$202	$–	$–	$202

Mutual Funds	1,062	–	–	1,062

Total Assets - Investments in Securities	$1,264	$–	$–	$1,264

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  T a r g e t  2 0 5 0  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)
MUTUAL FUNDS — 82.3%
Domestic Equity Funds — 47.7%
PNC Large Cap Core Fund, Class I Shares†	34,996	$529
PNC Small Cap Fund, Class I Shares†	5,674	114

		643

Fixed Income Funds — 7.4%
Eaton Vance Floating-Rate Fund	842	8
PNC Bond Fund, Class I Shares†	7,059	75
PNC High Yield Bond Fund, Class I Shares†	1,414	12
Vanguard Inflation-Protected Securities Fund	199	5

		100

International Equity Funds — 21.2%
PNC International Equity Fund, Class I Shares†	10,729	219
Vanguard Emerging Markets Stock Index Fund	1,990	68

		287

Money Market Fund — 2.8%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	38,067	38

Real Estate Fund — 3.2%
Vanguard REIT Index Fund	1,542	43

Total Mutual Funds (Cost $897)		1,111

	Number of Shares	Value (000)
EXCHANGE-TRADED FUNDS — 17.8%
Commodity Fund — 2.9%
PowerShares DB Commodity Index Tracking Fund*	1,502	$39

Domestic Equity Funds — 12.0%
iShares Dow Jones Select Dividend Index Fund†	728	55
SPDR ® S&P ® Dividend ETF	699	53
WisdomTree LargeCap Dividend Fund	779	54

		162

International Equity Funds — 2.9%
iShares MSCI EAFE Small Cap Index Fund†	366	19
Vanguard FTSE All World ex-US Small-Cap ETF	177	20

		39

Total Exchange-Traded Funds (Cost $202)		240

TOTAL INVESTMENTS — 100.1% (Cost $1,099)**		1,351

Other Assets & Liabilities – (0.1)%		(1)
TOTAL NET ASSETS — 100.0%		$1,350

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $1,095.

Gross unrealized appreciation (000)	$260
Gross unrealized depreciation (000)	(4)

Net unrealized appreciation (000)	$256

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Exchange-Traded Funds	$240	$–	$–	$240

Mutual Funds	1,111	–	–	1,111

Total Assets - Investments in Securities	$1,351	$–	$–	$1,351

There were no transfers between Levels during the the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  T a r g e t  D a t e  F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y  3 1 ,  2 0 1 4

	Retirement Income Fund	Target 2020 Fund	Target 2030 Fund

ASSETS
Investments in non-affiliates at value	$183	$257	$337
Investments in affiliates at value	924	902	1,266

Total Investments at value(1)	1,107	1,159	1,603

Receivable for investments sold	3	14	16
Dividends and interest receivable	1	–	–
Receivable from Adviser	32	5	6
Prepaid expenses	5	5	6

Total Assets	1,148	1,183	1,631

LIABILITIES
Payable for investment securities purchased	17	11	12
Administration fees payable	4	4	4
Custodian fees payable	3	2	2
Trustees’ fees payable	9	2	2
Other liabilities	8	8	10

Total Liabilities	41	27	30

TOTAL NET ASSETS	$1,107	$1,156	$1,601

Investments in non-affiliates at cost	$167	$246	$311
Investments in affiliates at cost	851	805	1,076

(1)Total Investments at cost	$1,018	$1,051	$1,387

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$860	$1,036	$1,380
Undistributed (Distributions in Excess of ) Net Investment Income	10	4	6
Accumulated Net Realized Gain (Loss) on Investments	148	8	(1)
Net Unrealized Appreciation/Depreciation on Investments	89	108	216

Total Net Assets	$1,107	$1,156	$1,601

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$1,107,407	$1,156,410	$1,600,614

Class I shares outstanding	103,236	103,514	134,665

Net Asset Value, Offering and Redemption Price Per Share	$10.73	$11.17	$11.89

See Notes to Financial Statements.

	Target 2040 Fund	Target 2050 Fund

ASSETS
Investments in non-affiliates at value	$266	$290
Investments in affiliates at value	998	1,061

Total Investments at value(1)	1,264	1,351

Receivable for investments sold	9	10
Receivable from Adviser	5	8
Prepaid expenses	5	6

Total Assets	1,283	1,375

LIABILITIES
Payable for investment securities purchased	8	8
Administration fees payable	3	4
Custodian fees payable	2	2
Trustees’ fees payable	2	2
Other liabilities	9	9

Total Liabilities	24	25

TOTAL NET ASSETS	$1,259	$1,350

Investments in non-affiliates at cost	$238	$261
Investments in affiliates at cost	802	838

(1)Total Investments at cost	$1,040	$1,099

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$1,030	$1,091
Undistributed (Distributions in Excess of ) Net Investment Income	3	3
Accumulated Net Realized Gain (Loss) on Investments	2	4
Net Unrealized Appreciation/Depreciation on Investments	224	252

Total Net Assets	$1,259	$1,350

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$1,259,320	$1,349,781

Class I shares outstanding	102,771	108,794

Net Asset Value, Offering and Redemption Price Per Share	$12.25	$12.41

See Notes to Financial Statements.

P N C  T a r g e t  D a t e  F u n d s

S T A T E M E N T S    O F    O P E R A T I O N S    ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 4

	Retirement Income Fund	Target 2020 Fund
Investment Income:
Dividends from unaffiliated investments	$19	$7
Dividends from affiliated investments(1)	40	12
Total Investment Income	59	19
Expenses:
Administration fees	35	35
Transfer agent fees	2	1
Custodian fees	14	14
Professional fees	61	20
Pricing service fees	1	1
Printing and shareholder reports	5	6
Registration and filing fees	14	14
Trustees’ fees	24	8
Miscellaneous	7	2
Total Expenses	163	101
Less:
Adviser expense reimbursement(1)	(158)	(100)
Net Expenses	5	1
Net Investment Income (Loss)	54	18
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments sold	68	(1)
Net realized gain (loss) on affiliated investments sold(1)	84	14
Capital gain distributions received from affiliated investments	1	1
Net change in unrealized appreciation/depreciation on unaffiliated investments	17	9
Net change in unrealized appreciation/depreciation on affiliated investments	49	57
Net Gain (Loss) on Investments	219	80
Net Increase (Decrease) in Net Assets Resulting from Operations	$273	$98

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Target 2030 Fund	Target 2040 Fund	Target 2050 Fund

$10	$8	$10
15	11	10
25	19	20

35	35	35
1	1	1
15	14	14
25	21	22
1	1	1
8	6	16
14	14	14
11	9	10
3	2	3
113	103	116

(111)	(102)	(115)
2	1	1
23	18	19

(5)	(4)	(2)
3	9	9
1	1	1

22	19	20

129	119	133
150	144	161
$173	$162	$180

See Notes to Financial Statements.

P N C  T a r g e t  D a t e  F u n d s

S T A T E M E N T S    O F    C H A N G E S    I N    N E T    A S S E T S    ( 0 0 0 )

	Retirement Income Fund		Target 2020 Fund
	For the Year Ended May 31, 2014	For the Period October 1, 2012**- May 31, 2013	For the Year Ended May 31, 2014	For the Period October 1, 2012**- May 31, 2013

Investment Activities:
Net investment income (loss)	$54	$11	$18	$12
Net realized gain (loss) on investments sold and Capital gain distributions received from affiliated investments	153	4	14	5
Net change in unrealized appreciation/depreciation on investments	66	23	66	42
Net increase (decrease) in net assets resulting from operations	273	38	98	59
Dividends to Shareholders:
Dividends from net investment income:
Class I	(44)	(14)	(13)	(13)
Distributions from net realized gains:
Class I	(6)	–	(11)	–
Total dividends and distributions	(50)	(14)	(24)	(13)
Share Transactions:
Proceeds from shares issued:
Class I	11,268	1,000	–	1,000
Reinvestment of dividends and distributions:
Class I	19	14	23	13
Total proceeds from shares issued and reinvested	11,287	1,014	23	1,013
Value of shares redeemed:
Class I	(11,441)	–	–	–
Total value of shares redeemed	(11,441)	–	–	–
Increase (decrease) in net assets from share transactions	(154)	1,014	23	1,013
Total increase (decrease) in net assets	69	1,038	97	1,059
Net Assets:
Beginning of year	1,038	–	1,059	–
End of year*	$1,107	$1,038	$1,156	$1,059

*Including undistributed (distributions in excess of) net investment income	$10	$1	$4	$–

**Commencement of Operations

See Notes to Financial Statements.

Target 2030 Fund		Target 2040 Fund		Target 2050 Fund
For the Year Ended May 31, 2014	For the Period October 1, 2012**- May 31, 2013	For the Year Ended May 31, 2014	For the Period October 1, 2012**- May 31, 2013	For the Year Ended May 31, 2014	For the Period October 1, 2012**- May 31, 2013

$23	$11	$18	$9	$19	$10

(1)	3	6	2	8	1

151	65	138	86	153	99

173	79	162	97	180	110

(16)	(11)	(13)	(9)	(14)	(10)

(4)	–	(8)	–	(7)	–
(20)	(11)	(21)	(9)	(21)	(10)

223	1,126	–	1,000	6	1,055

20	11	21	9	21	9
243	1,137	21	1,009	27	1,064

–	–	–	–	–	–
–	–	–	–	–	–
243	1,137	21	1,009	27	1,064
396	1,205	162	1,097	186	1,164

1,205	–	1,097	–	1,164	–
$1,601	$1,205	$1,259	$1,097	$1,350	$1,164

$6	$1	$3	$–	$3	$–

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

B A L A N C E D    A L L O C A T I O N    F U N D    O V E R V I E W    ( U n a u d i t e d )

Gordon A. Johnson
Managing Director, Small/Mid Cap Funds

Andrew D. Harding
Managing Director and Chief Investment Officer, Taxable Fixed Income

Ruairi G. O’Neill, CFA
Senior Portfolio Manager,
Large Cap Funds

Douglas J. Roman, CFA, CMT
Managing Director,
Large Cap Funds

Martin Schulz J.D.
Managing Director,
International Equity

Mark W. Batty, CFA
Senior Portfolio Manager,
Large Cap Funds

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Balanced Allocation Fund seeks to provide long-term capital appreciation and current income by investing in a diversified portfolio of common stocks, fixed income securities and cash equivalents with varying asset allocations.

How did the Fund perform during the annual period?

During the annual period, PNC Balanced Allocation Fund returned 10.10% to Class C Shares investors(1) and 12.14% to Class I Shares investors. The Fund’s primary benchmark, the S&P 500® Index(2), returned 20.45%, while the secondary benchmark, a 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index(3) blend(4), returned 13.17%.

What factors most significantly affected the Fund’s performance during the annual period?

—

Allocation overall detracted modestly from the Fund’s relative results during the annual period. Although the Fund’s overall equity allocation remained, on average, neutral to the blended benchmark at 60% during the annual period, overweighting small cap, developed international and emerging-market equities relative to the large-cap portion of the blended benchmark detracted from relative performance. Additionally, a 5% overweighting of cash at the expense of fixed income exposure negatively impacted relative performance modestly.

º

U.S. equity prices across market capitalizations increased between 18% and 20% during the annual period, and developed international equities trailed only slightly. Emerging market equities rose a more muted 5.5%.

º	Fixed income returns were modestly positive, posting low single-digit returns but significantly underperforming equities.

—

Investment selection overall contributed positively to the Fund’s relative results during the annual period. The underlying actively managed fixed income portion outperformed the Barclays U.S. Aggregate Bond Index, and several underlying actively managed equity funds outperformed the S&P 500® Index.

º	The fixed income portion of the Fund outperformed the Barclays U.S. Aggregate Bond Index during the annual period, driven in part by allocation tilts to credit and high yield.

º

Within the equity portion of the Fund, the actively managed large cap growth, the actively managed international growth and the passively managed international value investments outperformed the S&P 500®Index during the annual period.

º

Partially offsetting these positive contributors were some underperforming underlying equity investments, including the actively managed small-cap equity and the passively managed emerging-market equity investments, which detracted.

P N C  E q u i t y  F u n d s

B A L A N C E D     A L L O C A T I O N    F U N D    O V E R V I E W     ( U n a u d i t e d )

—

As of May 31, 2014, the Fund was allocated approximately 59% to equities, 36% to fixed income and 5% to cash. This compares with respective asset class allocations of 60%, 34% and 6% at the start of the annual period.

º

The Fund’s equity allocation remained largely neutral to the blended benchmark at a 60% allocation during the annual period, but ended slightly underweight at 59%. Within the equity allocation, small-cap equity was reduced, as absolute and relative valuations pushed higher and as sentiment around the sub-asset class began to turn more pessimistic following several years of outstanding performance. The small-cap allocation within the Fund’s equity portion began the annual period at 8% and remained generally static until the end of the annual period, when it was reduced to 6%. The proceeds garnered from the sales of small cap equities were divided amongst large cap equity, cash and fixed income investments.

º

The Fund’s fixed-income allocation remained underweight the blended benchmark at 36% at the end of the annual period, an increase from 34% at the start of the annual period. At the end of the annual period, we maintained our negative stance toward fixed income given our expectations that currently low interest rates would increase in the intermediate period, in turn, driving low-to-negative returns for fixed income.

º

The Fund’s cash position remained overweight at the end of the annual period so that funds could be deployed as needed to fixed income if the interest rate environment improves or if a short-term correction in the equity market provides an opportunity to invest at what we consider to be more attractive valuations.

Portfolio Holdings

Asset Allocation

Equity Securities	59.4%
Fixed Income Securities	35.8
Cash	4.8
100.0%

The table on the right presents portfolio holdings as of May 31, 2014 as a percentage of total investments before short-term investment purchased with collateral from securities loaned.

Holdings Summary

Common Stocks	36.1%
U.S. Treasury Obligations	13.8
Corporate Bonds	13.3
Exchange-Traded Funds	12.5
Foreign Common Stocks	10.7
U.S. Government Agency Mortgage-Backed Obligations	7.7
Money Market Fund	4.8
Commercial Mortgage-Backed Security	0.6
Asset-Backed Securities	0.3
Education Revenue Bonds	0.1
Master Limited Partnership	0.1
100.0%

P N C   E q u i t y  F u n d s

B A L A N C E D    A L L O C A T I O N    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(6)
	Date of Inception	1 Year	3 Years	5 years	10 years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (7),(8)	Total Net Fund Operating Expenses (7),(9)
Class I Shares	7/10/98	12.14%	9.02%	11.76%	6.30%	5.14%	N/A	N/A	1.25%	1.06%
Class A Shares	7/31/98	6.73%	7.00%	10.40%	5.52%	4.58%	4.75%	1.00%*	1.54%	1.35%
Class C Shares	4/20/00	10.10%(1)	7.94%	10.61%	5.25%	4.11%	N/A	1.00%	2.25%	2.06%
60/40 Hybrid of the S&P 500® Index/Barclays U.S. Aggregate Bond Index		13.17%	10.60%	13.12%	6.94%	5.72%	N/A	N/A	N/A	N/A
Barclays U.S. Aggregate Bond Index		2.71%	3.55%	4.96%	4.99%	5.47%	N/A	N/A	N/A	N/A
S&P 500® Index		20.45%	15.15%	18.40%	7.77%	5.30%	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(4)	The 60/40 Hybrid of S&P 500® Index and Barclays U.S. Aggregate Bond Index is a blend of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index, as calculated by the Adviser.

(5)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(6)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(7)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(8)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(9)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at pncfunds.com.

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P N C  E q u i t y  F u n d s

I N T E R N A T I O N A L    E Q U I T Y    F U N D    O V E R V I E W    ( U n a u d i t e d )

Martin C. Schulz, J.D. Managing Director, International Equity

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC International Equity Fund seeks to provide long-term capital appreciation by investing in a portfolio of equity securities that are tied economically to a number of countries throughout the world, typically three or more.

How did the Fund perform during the annual period?

During the annual period, PNC International Equity Fund returned 19.17% to Class C Shares investors(1) and 21.26% to Class I Shares investors. The Fund’s benchmark, the MSCI EAFE® Index(2) (the “Index”), returned 18.04%.

What factors most significantly affected the Fund’s performance during the annual period?

—

Effective individual security selection within the Fund was the greatest contributor to its relative results during the annual period. Sector allocation and top-down country allocation decisions detracted slightly.

—

Security selection was most effective within the consumer staples sector. Individual security selection within the materials, information technology, health care, consumer discretionary, telecommunication services and utilities sectors added value as well.

—

Only partially offsetting these positive factors was the detracting effect of weaker stock selection in energy, financials and industrials. Having overweighted allocations to materials and information technology, each of which lagged the Index, and having an underweighted allocation to telecommunication services, which was the best performing sector in the Index, negatively impacted relative performance as well.

—

From a country perspective, individual security selection was most effective within China, followed by Ireland, Sweden, the United Kingdom and Japan. Having underweighted allocations to Japan and Australia, each of which lagged the Index, and an overweighted position in Ireland, which outpaced the Index, also contributed positively to the Fund’s performance.

—

Conversely, weaker stock selection in Finland, Italy and France detracted from Fund results. Also negatively impacting Fund performance were underweighted positions in Spain and France, which outpaced the Index. Having exposure to China, Thailand, South Korea and India, which are not components of the Index, further detracted from performance.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments before short-term investment purchased with collateral from securities loaned.

Portfolio Holdings

United Kingdom	16.5%
Germany	12.1
Japan	11.9
Switzerland	6.3
Ireland	6.0
Sweden	5.4
France	5.1
Norway	3.8
Twenty-one other countries	26.6
Money Market Fund	6.3
100.0%

P N C  E q u i t y  F u n d s

I N T E R N A T IO N A L    E Q U I T Y    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	8/1/97	21.26%	9.21%	14.40%	8.61%	5.79%	N/A	N/A	1.22%	0.99%
Class A Shares	8/1/97	14.30%	6.92%	12.81%	7.72%	5.15%	5.50%	1.00%*	1.52%	1.29%
Class C Shares	1/5/00	19.17%(1)	8.17%	13.26%	7.58%	4.79%	N/A	1.00%	2.22%	1.99%
MSCI EAFE® Index		18.04%	7.30%	11.43%	7.06%	4.74%	N/A	N/A	N/A	N/A
(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The MSCI Europe, Australasia, Far East Index (“MSCI EAFE®”), an unmanaged index comprised of more than 1,000 equity securities of foreign companies, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

L A R G E    C A P    C O R E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds
Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Large Cap Core Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of domestic large cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Large Cap Core Fund returned 16.92% to Class C Shares investors(1) and 19.00% to Class I Shares investors. The Fund’s benchmark, the S&P 500® Index(2) (the “Index”), returned 20.45%.

What factors most significantly affected the Fund’s performance during the annual period?

—	Stock selection detracted from the Fund’s performance relative to the Index during the annual period. Sector allocation contributed positively, albeit modestly.

—	Individual security selection within the materials, financials, consumer staples and consumer discretionary sectors detracted from the Fund’s relative results.

—

Only partially offsetting these detractors was individual stock selection in the health care, energy and industrials sectors, which contributed positively to the Fund’s results during the annual period.

—	The biggest positive individual contributors to returns included specialty pharmaceuticals company Shire, airline Delta Air Lines and contract drilling services provider Helmerich & Payne.

—

The biggest individual detractors from relative performance included personal care products direct selling company Nu Skin Enterprises, consumer electronics and appliances retailer Best Buy and homebuilder D.R. Horton.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings

Information Technology	19.0%
Healthcare	14.7
Financials	14.6
Consumer Discretionary	13.7
Industrials	13.0
Energy	9.3
Consumer Staples	9.1
Materials	2.4
Utilities	1.6
Telecommunication Services	1.3
Exchange-Traded Fund	1.0
Money Market Fund	0.3
100.0%

P N C  E q u i t y  F u n d s

L A R G E    C A P    C O R E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	8/1/97	19.00%	12.50%	16.81%	6.12%	5.76%	N/A	N/A	1.18%	0.94%
Class A Shares	8/1/97	12.22%	10.17%	15.03%	5.17%	5.10%	5.50%	1.00%*	1.46%	1.22%
Class C Shares	1/20/00	16.92%(1)	11.40%	15.49%	5.02%	4.71%	N/A	1.00%	2.18%	1.94%
S&P 500® Index		20.45%	15.15%	18.40%	7.77%	6.18%	N/A	N/A	N/A	N/A
(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

L A R G E     C A P     G R O W T H     F U N D     O V E R V I E W    ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Large Cap Growth Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of growth-oriented domestic large cap equity securities.

How did the Fund perform during the annual period?

During the annual period, PNC Large Cap Growth Fund returned 21.56% to Class C Shares investors(1) and 23.31% to Class I Shares investors. The Fund’s benchmark, the Russell 1000® Growth Index(2) (the “Index”), returned 22.15%.

What factors most significantly affected the Fund’s performance during the annual period?

—	Stock selection contributed most favorably to the Fund’s performance relative to the Index during the annual period. Sector allocation had a rather neutral impact during the annual period.

—	Individual security selection within the industrials, health care, information technology, consumer discretionary, consumer staples and energy sectors boosted the Fund’s relative results most.

—	These positive contributors were only partially offset by the detracting effect of individual stock selection in the materials and financials sectors.

—	The biggest positive individual contributors to returns included specialty pharmaceuticals company Shire, equipment rental company United Rentals and semiconductor company NXP Semiconductors.

—

Among the biggest individual detractors from performance were consumer electronics and appliances retailer Best Buy, homebuilder D.R. Horton and personal care products direct selling company Nu Skin Enterprises.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings

Information Technology	25.7%
Consumer Discretionary	19.9
Industrials	15.0
Healthcare	14.3
Consumer Staples	10.4
Financials	6.2
Energy	3.9
Materials	2.7
Money Market Fund	1.9
100.0%

P N C  E q u i t y  F u n d s

L A R G E    C A P    G R O W T H    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	12/20/89	23.31%	13.99%	17.38%	5.87%	7.65%	N/A	N/A	1.12%	0.98%
Class A Shares	4/15/91	16.36%	11.63%	15.77%	5.02%	7.13%	5.50%	1.00%*	1.42%	1.28%
Class C Shares	1/27/00	21.56%(1)	13.01%	16.29%	4.88%	6.79%	N/A	1.00%	2.12%	1.98%
Russell 1000® Growth Index		22.15%	14.96%	19.04%	8.12%	8.96%	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Growth Index, an unmanaged index of 1,000 of the largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

L A R G E    C A P     V A L U E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Douglas J. Roman, CFA,
CMT Managing Director,

Large Cap Funds

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Large Cap Value Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of value-oriented, domestic equity securities of large cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Large Cap Value Fund returned 19.21% to Class C Shares investors(1) and 21.15% to Class I Shares investors. The Fund’s benchmark, the Russell 1000® Value Index(2), returned 19.60%.

What factors most significantly affected the Fund’s performance during the annual period?

—	Stock selection contributed most favorably to the Fund’s performance relative to Index during the annual period. Sector allocation had a neutral impact during the annual period.

—	Individual security selection within the energy, health care, consumer discretionary, and industrial sectors boosted the Fund’s relative results most.

—	These positive contributors were only partially offset by the detracting effect of individual stock selection in the materials and information technology sectors.

—

The biggest positive individual contributors to returns included airline Delta Air Lines, Inc., contract drilling services provider Helmerich & Payne and specialty pharmaceuticals company Jazz Pharmaceuticals plc.

—	Among the biggest individual detractors from performance were fertilizer manufacturer CF Industries Holdings, Inc. and specialty glass and ceramics maker Corning Inc.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings

Financials	25.1%
Healthcare	14.3
Energy	14.1
Industrials	13.4
Consumer Discretionary	10.2
Information Technology	9.6
Consumer Staples	4.5
Utilities	3.4
Materials	2.5
Telecommunication Services	2.2
Exchange-Traded Fund	0.6
Money Market Fund	0.1
100.0%

P N C  E q u i t y  F u n d s

L A R G E    C A P    V A L U E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	7/1/94	21.15%	14.13%	15.27%	7.32%	8.52%	N/A	N/A	1.03%	0.98%
Class A Shares	8/22/94	14.33%	11.77%	13.69%	6.46%	7.92%	5.50%	1.00%*	1.33%	1.28%
Class C Shares	1/27/00	19.21%(1)	13.09%	14.18%	6.31%	7.48%	N/A	1.00%	2.03%	1.98%
Russell 1000® Value Index		19.60%	15.12%	18.44%	8.00%	10.21%	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Value Index, an unmanaged index of 1,000 of the largest U.S. companies with lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

M I D    C A P    F U N D    O V E R V I E W    ( U n a u d i t e d )

Gordon A. Johnson Managing Director, Select Equity

Investments in mid-sized companies present greater risk of loss than investments in large companies.
Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

Note: Effective on the close of business on June 28, 2013, the name of PNC Mid Cap Value Fund changed to PNC Mid Cap Fund and the primary benchmark for PNC Mid Cap Fund changed from the Russell Midcap® Value Index to the Russell Midcap® Index.

PNC Mid Cap Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of domestic equity securities of mid cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Mid Cap Fund returned 12.89% to Class C Shares investors(1) and 14.93% to Class I Shares investors. The Fund’s benchmark, the Russell Midcap® Index(2), returned 21.33%.

What factors most significantly affected the Fund’s performance during the annual period?

•	Investment selection overall detracted most from the Fund’s results. Sector allocation decisions as a whole also detracted.

•

Detracting most from the Fund’s relative results was security selection within the health care, consumer discretionary and energy sectors. Hampering results most from an allocation perspective was having an overweight to financials, which lagged the Index, and having an underweighted exposure to health care, which outpaced the Index. A position held in cash also detracted from performance, as the equity market rallied strongly during the annual period.

•

Only partially offsetting these detractors was the positive contribution made by effective security selection in the financials sector. Having an overweighted allocation to industrials, which outperformed the Index during the annual period, also positively impacted relative performance. Having no exposure to utilities, which lagged the Index during the annual period, added to relative performance as well.

•	The most significant individual contributors to performance included bank Home BancShares, insurance company AmTrust Financial Services and bank Eagle Bancorp.

•	The biggest individual detractors from returns included offshore contract drilling company Ensco, offshore drilling contractor Atwood Oceanics and aircraft components manufacturer Triumph Group.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments before short-term investment purchased with collateral from securities loaned.

Portfolio Holdings

Financials	28.7%
Industrials	22.7
Consumer Discretionary	15.9
Information Technology	14.2
Energy	9.2
Healthcare	4.6
Consumer Staples	2.8
Money Market Fund	1.9
100.0%

P N C  E q u i t y  F u n d s

M I D    C A P    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (6),(7)	Total Net Fund Operating Expenses (6),(8)
Class I Shares	7/1/02	14.93%	10.52%	16.05%	8.27%	9.21%	N/A	N/A	1.65%	1.65%
Class A Shares	7/1/02	8.53%	8.29%	14.50%	7.42%	8.40%	5.50%	1.00%*	1.93%	1.93%
Class C Shares	6/2/03	12.89%(1)	9.46%	14.91%	7.22%	8.14%	N/A	1.00%	2.65%	2.65%
Russell Midcap® Value Index		22.01%	15.23%	22.19%	10.67%	10.97%	N/A	N/A	N/A	N/A
Russell Midcap® Index		21.33%	14.04%	21.37%	10.37%	11.00%	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell Midcap® Value Index, an unmanaged index comprised of securities that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe and is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

(4)

This graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(6)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(7)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(8)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

M I D    C A P    I N D E X    F U N D    O V E R V I E W    ( U n a u d i t e d )

Hitesh C. Patel, PhD
Managing Director,
Structured Equity

Investments in mid-sized companies present greater risk of loss than investments in large companies.
Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Mid Cap Index Fund seeks to approximate, before fund expenses, the investment results of the S&P MidCap 400® Index.

How did the Fund perform during the period?

During the period from inception on December 30, 2013 through May 31, 2014, PNC Mid Cap Index Fund returned 3.90% to Class I Shares investors. The Fund’s benchmark, the S&P MidCap 400® Index(1) (the “Index”), returned 3.72%.

What factors most significantly affected the Fund’s performance during the period?

—	Eight of the ten sectors within the Index generated solid gains during the period, with two of the eight posting double-digit returns. Two sectors posted negative returns during the period.

—	The best performing sectors within the Index were consumer staples, utilities and telecommunication services. Information technology, consumer discretionary and industrials were weakest.

—

On an absolute basis, the best performing individual stocks within the Index were semiconductor device developer RF Micro Devices, food manufacturer Hillshire Brands and transportation, construction and industrial products manufacturer Trinity Industries, each of which generated a double-digit total return during the period.

—

The worst performing individual stocks within the Index on absolute basis were coal producer Alpha Natural Resources, imaging systems manufacturer 3D Systems and transportation logistics services provider UTi Worldwide, each of which experienced double-digit declines during the period.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings

Financials	23.0%
Industrials	16.8
Information Technology	15.3
Consumer Discretionary	12.4
Healthcare	9.3
Materials	7.4
Energy	5.9
Utilities	5.0
Consumer Staples	3.0
Money Market Fund	1.4
Telecommunication Services	0.5
100.0%

P N C  E q u i t y  F u n d s

M I D    C A P    I N D E X    F U N D    O V E R V I E W    ( U n a u d i t e d )

Total Returns as of 05/31/14(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (4),(5)	Total Net Fund Operating Expenses (4),(6)
Class I Shares	12/30/13	N/A	N/A	N/A	N/A	3.90%	N/A	N/A	1.09%	0.25%
S&P MidCap 400® Index		N/A	N/A	N/A	N/A	3.72%	N/A	N/A	N/A	N/A

(1)

The S&P MidCap 400® Index, a market-weighted index consisting of 400 mid-cap stocks, with each stock affecting the Index in proportion to its market value, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees, or other expenses.

(2)

This graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I Shares only. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3)

Total returns reflect reinvestment of dividends and capital gains, and deduction of operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)

Total Fund Operating Expenses shown reflect expenses from the December 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(5)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(6)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R    S M A L L    C A P    C O R E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Hitesh C. Patel, PhD
Managing Director,
Structured Equity
Investments in small companies present greater risk of loss than investments in large companies.
Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Small Cap Core Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of small cap equity securities that possess both value and growth characteristics.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Small Cap Core Fund returned 13.01% to Class A Shares investors(1) and 19.93% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Index(2) (the “Index”), returned 16.79%.

What factors most significantly affected the Fund’s performance during the annual period?

—

Our multi-factor systematic approach to stock selection and risk-adjusted portfolio construction focuses on companies with improving fundamentals, reasonable valuations and price momentum, which helped us during the annual period, as our model carries individual factors like cash flow to price, free cash flow to enterprise value, sales growth, earnings growth, estimate revision change and earnings estimate dispersion. In trending markets with low volatility — i.e. with fading policy uncertainty, economic improvement and strong corporate fundamentals — our approach tends to perform well.

—

Individual security selection contributed most positively to the Fund’s performance relative to the Index during the annual period. Sector allocation decisions also boosted relative results, albeit more modestly.

—	Security selection within energy, health care and materials was particularly strong. Security selection within industrials, telecommunication services and consumer staples also proved effective.

—	Detracting from results was security selection within the information technology, consumer discretionary, financials and utilities sectors.

—

The biggest positive individual contributors to performance included paper manufacturer KapStone Paper and Packaging, oil and gas midstream assets operator Phillips 66 Partners L.P. and generic pharmaceuticals company Taro Pharmaceutical Industries.

—

The greatest individual detractors from performance included financial advisory and consulting firm Virtus Investment Partners, automated teller machine network operator Cardtronics and real estate, oil and gas producing properties and forested land investor Forestar Group.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments before short-term investment purchased with collateral from securities loaned.

Portfolio Holdings

Financials	21.8%
Information Technology	17.4
Industrials	14.3
Healthcare	12.3
Consumer Discretionary	11.1
Materials	6.3
Energy	5.0
Utilities	3.1
Consumer Staples	2.5
Exchange-Traded Fund	2.4
Master Limited Partnerships	2.0
Money Market Fund	1.4
Telecommunication Services	0.4
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R    S M A L L    C A P    C O R E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	9/30/05	19.93%	17.10%	22.30%	8.06%	N/A	N/A	1.47%	0.95%
Class A Shares	9/30/05	13.01%	14.64%	20.63%	7.09%	5.50%	1.00%(1)	1.75%	1.23%
Russell 2000® Index		16.79%	11.73%	19.32%	7.74%	N/A	N/A	N/A	N/A

(1)

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class A Shares only. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge, operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R    S M A L L    C A P    G R O W T H    F U N D    O V E R V I E W

( U n a u d i t e d )

Hitesh C. Patel, PhD
Managing Director,
Structured Equity
Investments in small companies present greater risk of loss than investments in large companies.
Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Small Cap Growth Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of growth-oriented small cap equity securities.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Small Cap Growth Fund returned 15.68% to Class C Shares investors(1) and 17.79% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Growth Index(2) (the “Index”), returned 16.71%.

What factors most significantly affected the Fund’s performance during the annual period?

—

Our multi-factor systematic approach to stock selection and risk-adjusted portfolio construction focuses on companies with improving fundamentals, reasonable valuations and price momentum, which helped us during the annual period, as our model carries individual factors like cash flow to price, free cash flow to enterprise value, sales growth, earnings growth, estimate revision change and earnings estimate dispersion. In trending markets with low volatility — i.e. with fading policy uncertainty, economic improvement and strong corporate fundamentals — our approach tends to perform well.

—	Security selection decisions contributed most positively to the Fund’s relative results during the annual period. Sector allocation decisions detracted, albeit modestly, from relative results.

—	Security selection within health care was particularly strong. Security selection within information technology, energy, industrials, consumer discretionary and consumer staples also proved effective.

—

Partially offsetting these positives was weaker security selection within the financials sector. Detracting most from a sector allocation perspective were underweighted positions in consumer staples and health care, each of which outpaced the Index during the annual period.

—

Top individual contributors to performance included biotechnology company Ligand Pharmaceuticals, auto parts manufacturer Gentherm and investment management services provider Altisource Asset Management.

—

The biggest individual detractors included consumer finance services company Regional Management, professional services provider Barrett Business Services and financial advisory and consulting firm Virtus Investment Partners.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments before short-term investment purchased with collateral from securities loaned.

Portfolio Holdings

Information Technology	22.5%
Healthcare	22.1
Industrials	16.3
Consumer Discretionary	15.2
Financials	8.1
Materials	7.3
Consumer Staples	2.6
Master Limited Partnerships	2.6
Energy	2.3
Money Market Fund	1.0
100.0%

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R    S M A L L    C A P    G R O W T H    F U N D    O V E R V I E W

( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	9/30/05	17.79%	13.43%	20.95%	7.68%	N/A	N/A	1.89%	0.95%
Class A Shares	9/30/05	11.07%	11.04%	19.28%	6.72%	5.50%	1.00%*	2.17%	1.23%
Class C Shares	9/30/05	15.68%(1)	12.32%	19.84%	7.24%	N/A	1.00%	2.89%	1.95%
Russell 2000® Growth Index		16.71%	11.41%	19.82%	8.44%	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.
(2)

The Russell 2000® Growth Index, an unmanaged index of 2,000 small-company stocks that have higher than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund. since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

M U L T I - F A C T O R    SMALL    CAP     V A L U E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Hitesh C. Patel, PhD

Managing Director,

Structured Equity

Investments in small companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Multi-Factor Small Cap Value Fund seeks to provide long-term capital appreciation by investing primarily in stocks of small cap companies that are believed to be conservatively valued.

How did the Fund perform during the annual period?

During the annual period, PNC Multi-Factor Small Cap Value Fund returned 18.51% to Class C Shares investors(1) and 20.36% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Value Index(2) (the “Index”), returned 16.87%.

What factors most significantly affected the Fund’s performance during the annual period?

—

Our multi-factor systematic approach to stock selection and risk-adjusted portfolio construction focuses on companies with improving fundamentals, reasonable valuations and price momentum, which helped us during the annual period, as our model carries individual factors like cash flow to price, free cash flow to enterprise value, sales growth, earnings growth, estimate revision change and earnings estimate dispersion. In trending markets with low volatility — i.e. with fading policy uncertainty, economic improvement and strong corporate fundamentals — our approach tends to perform well.

—	Security selection decisions contributed most positively to the Fund’s relative results during the annual period. Sector allocation decisions also boosted relative results, albeit more modestly.

—

Security selection proved most effective within the financials and health care sectors. To a more modest degree, individual security selection in the consumer discretionary, telecommunication services and consumer staples sectors also added value.

—	Detracting from results was security selection within the industrials, materials and utilities sectors.

—

Individual stocks having a positive impact on performance included generic pharmaceuticals company Lannett, investment management services provider Altisource Asset Management and commercial loans provider CapitalSource.

—	The biggest individual detractors included plastic packaging films manufacturer AEP Industries, specialty finance company Security National Financial and bank Home BancShares.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments before short-term investment purchased with collateral from securities loaned.

Portfolio Holdings

Financials	40.2%
Consumer Discretionary	11.5
Industrials	9.8
Information Technology	9.1
Healthcare	6.5
Master Limited Partnerships	5.8
Utilities	5.4
Materials	4.6
Energy	4.5
Telecommunication Services	1.4
Consumer Staples	0.8
Money Market Fund	0.4
100.0%

P N C  E q u i t y   F u n d s

M U L T I - F ACTOR    SM A L L    C A P     V A L U E    F U N D    O V E R V I E W ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	7/26/94	20.36%	13.05%	19.10%	5.89%	10.58%	N/A	N/A	1.77%	1.25%
Class A Shares	8/15/94	13.75%	10.74%	17.51%	5.06%	9.96%	5.50%	1.00%*	2.05%	1.53%
Class C Shares	1/27/00	18.51%(1)	12.00%	17.98%	4.89%	9.54%	N/A	1.00%	2.77%	2.25%
Russell 2000® Value Index		16.87%	12.07%	18.77%	8.30%	10.79%	N/A	N/A	N/A	N/A
(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.
(2)

The Russell 2000® Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

S & P    5 0 0    I N D E X    F U N D    O V E R V I E W    ( U n a u d i t e d )

Hitesh C. Patel, PhD Managing Director, Structured Equity Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC S&P 500 Index Fund seeks to approximate, before fund expenses, the investment results of the S&P 500® Index.

How did the Fund perform during the annual period?

During the annual period, PNC S&P 500 Index Fund returned 18.01% to Class C Shares investors(1) and 20.23% to Class I Shares investors. The Fund’s benchmark, the S&P 500®
Index(2) (the “Index”), returned 20.45%.

What factors most significantly affected the Fund’s performance during the annual period?

—	All ten sectors within the Index generated solid gains during the annual period, with nine of the ten posting double-digit returns.

—

The best performing sectors within the Index were health care, industrials and materials. Telecommunication services, financials and consumer staples were comparatively weakest, lagging the Index on a relative basis.

—

On an absolute basis, the best performing individual stocks within the Index were social networking website operator Facebook, semiconductor device manufacturer MicronTechnology and specialty pharmaceuticals manufacturer Forest Laboratories, each of which generated a triple-digit total return during the annual period.

—

The worst performing individual stocks within the Index on an absolute basis were department store operator J.C. Penney, beauty products manufacturer and marketer Avon Products and gold and copper mining company Newmont Mining, each of which experienced double-digit declines during the annual period.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments before short-term investment purchased with collateral from securities loaned.

Portfolio Holdings

Information Technology	18.5%
Financials	15.6
Healthcare	13.2
Consumer Discretionary	12.0
Industrials	10.7
Energy	10.5
Consumer Staples	9.8
Materials	3.5
Utilities	3.1
Telecommunication Services	2.4
Money Market Fund	0.7
100.0%

P N C  E q u i t y  F u n d s

S & P    5 0 0    I N D E X    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	7/10/98	20.23%	14.87%	18.13%	7.51%	4.91%	N/A	N/A	0.36%	0.20%
Class A Shares	10/15/98	17.03%	13.63%	17.23%	6.96%	4.47%	2.50%	0.50%*	0.61%	0.45%
Class C Shares	1/17/00	18.01%(1)	13.72%	16.96%	6.44%	3.85%	N/A	1.00%	1.36%	1.20%
Class R5 Shares	12/30/14	N/A	N/A	N/A	N/A	5.38%	N/A	N/A	0.41%	0.25%
S&P 500® Index		20.45%	15.15%	18.40%	7.77%	5.30%	N/A	N/A	N/A	N/A
(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.
(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.
*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

S M A L L    C A P    F U N D     O V E R V I E W    ( U n a u d i t e d )

Gordon A. Johnson

Managing Director,

Select Equity

Investments in small capitalization companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Small Cap Fund seeks to provide long-term capital appreciation by investing primarily in stocks of U.S. small cap companies.

How did the Fund perform during the annual period?

During the annual period, PNC Small Cap Fund returned 12.21% to Class C Shares investors(1) and 14.39% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Index(2) (the “Index”), returned 16.79%.

What factors most significantly affected the Fund’s performance during the annual period?

—	Both security selection and sector allocation detracted from the Fund’s relative results during the annual period.

—

Security selection in the health care, consumer discretionary, energy and information technology sectors detracted most during the annual period. Having an underweighted allocation to health care, which outpaced the Index, and overweighted exposures to the consumer discretionary and financials sectors, which lagged the Index, also negatively impacted relative performance. A position held in cash also detracted from performance, as the equity market rallied strongly during the reporting period.

—

Partially offsetting these detractors was the positive contribution made by effective security selection in the financials, industrials and materials sectors. Having an underweighted allocation to materials, which lagged the Index, was also beneficial to the Fund’s relative results.

—

The most significant positive individual contributors to performance included insurance company AmTrust Financial Services, fluid handling products manufacturer Colfax and aircraft cabin interior products manufacturer B/E Aerospace.

—

The biggest individual detractors included financial advisory and consulting firm Virtus Investment Partners, surplus assets and wholesale goods e-commerce retailer Liquidity Services and aircraft components manufacturer Triumph Group.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments before short-term investment purchased with collateral from securities loaned.

Portfolio Holdings

Financials	32.0%
Industrials	16.6
Consumer Discretionary	16.1
Information Technology	12.0
Healthcare	10.0
Energy	4.3
Money Market Fund	3.9
Consumer Staples	2.9
Materials	2.2
100.0%

P N C  E q u i t y  F u n d s

S M A L L    C A P    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	4/2/04	14.39%	16.82%	22.20%	9.23%	8.53%	N/A	N/A	1.28%	0.99%
Class A Shares	4/2/04	7.76%	14.36%	20.47%	8.32%	7.64%	5.50%	1.00%*	1.58%	1.29%
Class C Shares	4/2/04	12.21%(1)	15.66%	20.96%	8.17%	7.49%	N/A	1.00%	2.28%	1.99%
Russell 2000® Index		16.79%	11.73%	19.32%	8.59%	8.05%	N/A	N/A	N/A	N/A
(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

S M A L L    C A P    I N D E X    F U N D    O V E R V I E W    ( U n a u d i t e d )

Hitesh C. Patel, PhD Managing Director, Structured Equity

Investments in small companies present greater risk of loss than investments in large companies.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Small Cap Index Fund seeks to approximate, before fund expenses, the investment results of the Russell 2000® Index.

How did the Fund perform during the period?

During the period from inception on December 30, 2013 through May 31, 2014, PNC Small Cap Index Fund returned -1.70% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Index(1) (the “Index”), returned -1.80%.

What factors most significantly affected the Fund’s performance during the period?

—	Only three of the ten sectors within the Index generated gains during the annual period. Seven sectors posted negative returns.

—

The weakest performing sectors within the Index were consumer discretionary, information technology and materials. Conversely, utilities, energy and consumer staples were the only three sectors to post positive returns during the period.

—

The worst performing individual stocks within the Index on an absolute basis were mobile communications provider for business customers in Latin America NII Holdings, coal miner Walter Energy and infrastructure software manufacturer Infoblox, each of which experienced double-digit declines during the period.

—

On an absolute basis, the best performing individual stocks within the Index were biopharmaceutical products manufacturer Intercept Pharmaceuticals, biotechnology company InterMune and semiconductor device manufacturer Maxwell Technologies, each of which generated a triple-digit total return during the period.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings

Financials	23.4%
Information Technology	17.1
Industrials	14.8
Consumer Discretionary	12.9
Healthcare	12.1
Energy	5.8
Materials	5.0
Consumer Staples	3.9
Utilities	3.4
Money Market Fund	0.9
Telecommunication Services	0.7
100.0%

P N C  E q u i t y  F u n d s

S M A L L    C A P    I N D E X    F U N D    O V E R V I E W    ( U n a u d i t e d )

Total Returns as of 05/31/14(3)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (4),(5)	Total Net Fund Operating Expenses (4),(6)
Class I Shares	12/30/13	N/A	N/A	N/A	N/A	-1.70%	N/A	N/A	1.32%	0.25%
Russell 2000® Index		N/A	N/A	N/A	N/A	-1.80%	N/A	N/A	N/A	N/A

(1)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(2)

This graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I Shares only. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3)

Total returns reflect reinvestment of dividends and capital gains,and deduction of operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(4)

Total Fund Operating Expenses shown reflect expenses from the December 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(5)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(6)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  E q u i t y  F u n d s

E X P L A N A T I O N    O F    E X P E N S E    T A B L E S    ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period December 1, 2013 to May 31, 2014 (or for the period December 30, 2013, commencement of operations, to May 31, 2014 for PNC Mid Cap Index Fund, PNC Small Cap Index Fund, and Class R5 for S&P 500 Index Fund), and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2014. The “Annualized Expense Ratio” does not reflect Acquired Fund Fees and Expenses. If Acquired Fund Fees and Expenses were included, expenses would be higher.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2013 to May 31, 2014).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

—

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

—

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annual- ized Expense Ratio	Expenses Paid During Period(1)

Balanced Allocation Fund
Actual
Class I	$1,000.00	$1,044.79	1.00%	$5.10
Class A	1,000.00	1,044.76	1.10	5.63
Class C	1,000.00	1,039.73	1.89	9.60
Hypothetical(2)
Class I	1,000.00	1,019.95	1.00	5.04
Class A	1,000.00	1,019.43	1.10	5.56
Class C	1,000.00	1,015.52	1.89	9.49

International Equity Fund
Actual
Class I	$1,000.00	$1,051.72	0.98%	$5.02
Class A	1,000.00	1,050.72	1.10	5.61
Class C	1,000.00	1,047.07	1.87	9.54
Hypothetical(2)
Class I	1,000.00	1,020.04	0.98	4.94
Class A	1,000.00	1,019.46	1.10	5.52
Class C	1,000.00	1,015.61	1.87	9.39

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annual- ized Expense Ratio	Expenses Paid During Period(1)

Large Cap Core Fund
Actual
Class I	$1,000.00	$1,080.02	0.94%	$4.87
Class A	1,000.00	1,079.50	1.01	5.22
Class C	1,000.00	1,075.84	1.77	9.18
Hypothetical(2)
Class I	1,000.00	1,020.24	0.94	4.73
Class A	1,000.00	1,019.92	1.01	5.07
Class C	1,000.00	1,016.09	1.77	8.92

Large Cap Growth Fund
Actual
Class I	$1,000.00	$1,100.44	0.98%	$5.13
Class A	1,000.00	1,101.26	0.89	4.66
Class C	1,000.00	1,099.47	1.13	5.94
Hypothetical(2)
Class I	1,000.00	1,020.04	0.98	4.94
Class A	1,000.00	1,020.50	0.89	4.48
Class C	1,000.00	1,019.28	1.13	5.71

(1)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annualized Expense Ratio	Expenses Paid During Period(1)(2)

Large Cap Value Fund
Actual
Class I	$1,000.00	$1,085.25	0.98%	$5.09
Class A	1,000.00	1,084.98	0.97	5.05
Class C	1,000.00	1,082.38	1.45	7.47
Hypothetical(3)
Class I	1,000.00	1,020.04	0.98	4.94
Class A	1,000.00	1,020.09	0.97	4.89
Class C	1,000.00	1,017.76	1.45	7.24

Mid Cap Fund
Actual
Class I	$1,000.00	$976.62	1.25%	$6.16
Class A	1,000.00	977.02	1.20	5.91
Class C	1,000.00	973.23	2.10	10.33
Hypothetical(3)
Class I	1,000.00	1,018.70	1.25	6.29
Class A	1,000.00	1,018.95	1.20	6.04
Class C	1,000.00	1,014.46	2.10	10.55

Mid Cap Index Fund(4)
Actual
Class I	$1,000.00	$1,039.00	0.25%	$1.06
Hypothetical(3)
Class I	1,000.00	1,019.92	0.25	1.05

Multi-Factor Small Cap Core Fund
Actual
Class I	$1,000.00	$991.27	0.95%	$4.71
Class A	1,000.00	989.76	1.23	6.08
Hypothetical(3)
Class I	1,000.00	1,020.20	0.95	4.78
Class A	1,000.00	1,018.82	1.23	6.17

Multi-Factor Small Cap Growth Fund
Actual
Class I	$1,000.00	$979.21	0.95%	$4.69
Class A	1,000.00	979.05	1.02	5.02
Class C	1,000.00	975.06	1.78	8.76
Hypothetical(3)
Class I	1,000.00	1,020.19	0.95	4.78
Class A	1,000.00	1,019.86	1.02	5.12
Class C	1,000.00	1,016.07	1.78	8.94

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annualized Expense Ratio	Expenses Paid During Period(1)(2)

Multi-Factor Small Cap Value Fund
Actual
Class I	$1,000.00	$1,005.00	1.25%	$6.25
Class A	1,000.00	1,006.10	1.11	5.53
Class C	1,000.00	1,002.30	1.76	8.79
Hypothetical(3)
Class I	1,000.00	1,018.70	1.25	6.29
Class A	1,000.00	1,019.42	1.11	5.56
Class C	1,000.00	1,016.15	1.76	8.85

S&P 500 Index Fund
Actual
Class I	$1,000.00	$1,076.05	0.22%	$1.12
Class A	1,000.00	1,074.96	0.38	1.99
Class C	1,000.00	1,070.29	1.19	6.15
Class R5(4)	1,000.00	1,053.77	0.18	0.77
Hypothetical(3)
Class I	1,000.00	1,023.85	0.22	1.09
Class A	1,000.00	1,023.02	0.38	1.94
Class C	1,000.00	1,018.99	1.19	6.00
Class R5(4)	1,000.00	1,020.20	0.18	0.76

Small Cap Fund
Actual
Class I	$1,000.00	$962.30	0.99%	$4.84
Class A	1,000.00	960.42	1.29	6.28
Class C	1,000.00	957.01	1.99	9.71
Hypothetical(3)
Class I	1,000.00	1,020.00	0.99	4.99
Class A	1,000.00	1,018.52	1.29	6.47
Class C	1,000.00	1,015.01	1.99	10.00

Small Cap Index Fund(4)
Actual
Class I	$1,000.00	$983.00	0.25%	$1.04
Hypothetical(3)
Class I	1,000.00	1,019.91	0.25	1.06

(1)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2) Actual expense calculations for Mid Cap Index Fund, Class R5 of S&P 500 Index Fund and Small Cap Index Fund are based on data since commencement of operations (December 30, 2013) and Hypothetical Expense calculations for the share class assumes the share class has been in existence for 182 days, and are based on data since December 1, 2013.

(3)	Assumes annual return of 5% before expenses.

(4) Actual expenses paid during the period are equal to each share class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (153) since commencement of operations, then divided by 365. Hypothetical expenses paid during the period are equal to each share class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

P N C  E q u i t y  F u n d s

E X P L A N A T I O N    O F    E X P E N S E    T A B L E S    ( U n a u d i t e d )

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C shares of certain Funds (See Note 12 in Notes to Financial Statements).

The table below represents what the “Annualized Expense Ratio” and “Expenses Paid During Period” would have been had the voluntary expense reimbursement commitment not been made by the Underwriter.

	Annualized Expense Ratio	Expenses Paid During Period(1)

Balanced Allocation Fund
Actual
Class A	1.26%	$6.43
Class C	1.93	9.83
Hypothetical(2)
Class A	1.26	6.35
Class C	1.93	9.71

International Equity Fund
Actual
Class A	1.26%	$6.42
Class C	1.87	9.54
Hypothetical(2)
Class A	1.26	6.32
Class C	1.87	9.39

Large Cap Core Fund
Actual
Class A	1.21%	$6.21
Class C	1.87	9.68
Hypothetical(2)
Class A	1.21	6.03
Class C	1.87	9.40

Large Cap Growth Fund
Actual
Class A	1.24%	$6.48
Class C	1.56	8.17
Hypothetical(2)
Class A	1.24	6.23
Class C	1.56	7.85

Large Cap Value Fund
Actual
Class A	1.25%	$6.49
Class C	1.68	8.69
Hypothetical(2)
Class A	1.25	6.28
Class C	1.68	8.42

Mid Cap Fund
Actual
Class A	1.51%	$7.47
Class C	2.20	10.82
Hypothetical(2)
Class A	1.51	7.62
Class C	2.20	11.05

	Annualized Expense Ratio	Expenses Paid During Period(1)

Multi-Factor Small Cap Core Fund
Actual
Class A	1.23%	$6.09
Hypothetical(2)
Class A	1.23	6.18

Multi-Factor Small Cap Growth Fund
Actual
Class A	1.20%	$5.91
Class C	1.83	9.03
Hypothetical(2)
Class A	1.20	6.03
Class C	1.83	9.21

Multi-Factor Small Cap Value Fund
Actual
Class A	1.50%	$7.52
Class C	2.04	10.18
Hypothetical(2)
Class A	1.50	7.56
Class C	2.04	10.25

S&P 500 Index Fund
Actual
Class A	0.45%	$2.35
Class C	1.20	6.20
Hypothetical(2)
Class A	0.45	2.29
Class C	1.20	6.05

Small Cap Fund
Actual
Class A	1.29%	$6.30
Class C	1.99	9.71
Hypothetical(2)
Class A	1.29	6.49
Class C	1.99	10.00

(1)

Expenses are equal to each Class’ annualized expense ratio (excluding voluntary expense reimbursement commitment by the Underwriter) multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 31,

	Balanced Allocation Fund
	Class I							Class A
	2014		2013	2012		2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$12.02		$10.47	$10.74		$9.07	$8.24	$12.04		$10.51	$10.77		$9.08	$8.26

Net Investment Income(1)	0.17		0.15	0.17		0.14	0.15	0.14		0.12	0.15		0.12	0.12
Realized and Unrealized Gain (Loss) on Investments	1.27		1.56	(0.26)		1.67	0.83	1.30		1.54	(0.26)		1.68	0.83

Total from Investment Operations	1.44		1.71	(0.09)		1.81	0.98	1.44		1.66	(0.11)		1.80	0.95

Payment by Affiliate(1)	–		–	–	*(2)	–	–	–		–	–	*(2)	–	–

Contributions of Capital by Affiliate(1)	–	*(3)	–	–		–	–	–	*(3)	–	–		–	–

Dividends from Net Investment Income	(0.17)		(0.16)	(0.18)		(0.14)	(0.15)	(0.14)		(0.13)	(0.15)		(0.11)	(0.13)

Total Distributions	(0.17)		(0.16)	(0.18)		(0.14)	(0.15)	(0.14)		(0.13)	(0.15)		(0.11)	(0.13)

Net Asset Value, End of Year	$13.29		$12.02	$10.47		$10.74	$9.07	$13.34		$12.04	$10.51		$10.77	$9.08

Total Return†	12.14%		16.43%	(0.75	)%(2)	20.21%	11.92%	12.04%		15.93%	(0.95	)%(2)	19.96%	11.52%

Ratios/Supplemental Data
Net Assets End of Year (000)	$57,001		$50,513	$45,922		$80,603	$81,917	$10,822		$10,513	$10,439		$12,791	$13,487
Ratio of Expenses to Average Net Assets	1.00%		1.00%	1.00%		1.02%	1.02%	1.20	%(4)	1.29%	1.20	%(5)	1.31%	1.33%
Ratio of Net Investment Income to Average Net Assets	1.32%		1.32%	1.64%		1.46%	1.72%	1.13	%(4)	1.04%	1.41	%(5)	1.17%	1.33%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.15%		1.19%	1.12%		1.07%	1.02%	1.43%		1.48%	1.42%		1.36%	1.33%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.17%		1.13%	1.52%		1.41%	1.72%	0.90%		0.85%	1.19%		1.12%	1.33%
Portfolio Turnover Rate	55%		62%	63%		76%	115%	55%		62%	63%		76%	115%

	Balanced Allocation Fund
	Class C
	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$11.91		$10.41	$10.67		$9.00	$8.21
Net Investment Income(1)	0.05		0.04	0.06		0.04	0.05
Realized and Unrealized Gain (Loss) on Investments	1.27		1.53	(0.25)		1.66	0.82

Total from Investment Operations	1.32		1.57	(0.19)		1.70	0.87

Payment by Affiliate(1)	–		–	–	*(2)	–	–

Contributions of Capital by Affiliate(1)	–	*(3)	–	–		–	–

Dividends from Net Investment Income	(0.07)		(0.07)	(0.07)		(0.03)	(0.08)

Total Distributions	(0.07)		(0.07)	(0.07)		(0.03)	(0.08)

Net Asset Value, End of Year	$13.16		$11.91	$10.41		$10.67	$9.00

Total Return†	11.10%		15.18%	(1.73	)%(2)	18.97%	10.64%

Ratios/Supplemental Data
Net Assets End of Year (000)	$794		$839	$798		$895	$1,223
Ratio of Expenses to Average Net Assets	1.95	%(4)	2.00%	2.00%		2.02%	2.05%
Ratio of Net Investment Income to Average Net Assets	0.39	%(4)	0.32%	0.61%		0.46%	0.61%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.12%		2.19%	2.13%		2.07%	2.05%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.22%		0.13%	0.48%		0.41%	0.61%
Portfolio Turnover Rate	55%		62%	63%		76%	115%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the fiscal year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund.
(3)	During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.
(4)	During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares. This voluntary commitment represented a 0.08% and 0.02% impact to Class A and Class C ratios respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.
(5)	During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 31,

	International Equity Fund
	Class I							Class A
	2014		2013	2012		2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$17.12		$12.99	$16.30		$12.14	$10.94	$17.00		$12.90	$16.15		$12.03	$10.86

Net Investment Income(1)	0.26		0.22	0.18		0.16	0.14	0.23		0.17	0.14		0.11	0.09
Realized and Unrealized Gain (Loss) on Investments	3.36		4.04	(3.31)		4.13	1.07	3.32		4.02	(3.26)		4.09	1.08

Total from Investment Operations	3.62		4.26	(3.13)		4.29	1.21	3.55		4.19	(3.12)		4.20	1.17

Payment by Affiliate(1)	–		–	–	*(2)	–	–	–		–	–	*(2)	–	–

Contributions of Capital by Affiliate(1)	–	*(3)	–	–	*(4)	–	–	–	*(3)	–	–	*(4)	–	–

Dividends from Net Investment Income	(0.29)		(0.13)	(0.18)		(0.13)	(0.01)	(0.24)		(0.09)	(0.13)		(0.08)	–

Total Distributions	(0.29)		(0.13)	(0.18)		(0.13)	(0.01)	(0.24)		(0.09)	(0.13)		(0.08)	–

Net Asset Value, End of Year	$20.45		$17.12	$12.99		$16.30	$12.14	$20.31		$17.00	$12.90		$16.15	$12.03

Total Return†	21.26%		32.92%	(19.18	)%(2)(4)	35.41%	11.09%	20.96%		32.52%	(19.30	)%(2)(4)	35.00%	10.77%

Ratios/Supplemental Data
Net Assets End of Year (000)	$591,650		$378,076	$301,919		$364,468	$311,574	$13,920		$8,867	$7,757		$11,493	$10,498
Ratio of Expenses to Average Net Assets	1.04%		1.21%	1.23%		1.23%	1.21%	1.23	%(5)	1.51%	1.42	%(6)	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.33%		1.45%	1.26%		1.13%	1.11%	1.22	%(5)	1.12%	0.97	%(6)	0.79%	0.69%
Ratio of Expenses to Average Net Assets (Before Fees Waivers and Reimbursement, as applicable)	1.18%		1.21%	1.23%		1.23%	1.21%	1.47%		1.51%	1.53%		1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets (Before Fees Waivers and Reimbursement, as applicable)	1.19%		1.45%	1.26%		1.13%	1.11%	0.98%		1.12%	0.86%		0.79%	0.69%
Portfolio Turnover Rate	31%		34%	31%		38%	74%	31%		34%	31%		38%	74%

	International Equity Fund
	Class C
	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$16.40		$12.46	$15.59		$11.63	$10.57

Net Investment Income (Loss)(1)	0.23		0.05	0.03		0.02	0.02
Realized and Unrealized Gain (Loss) on Investments	3.06		3.89	(3.15)		3.94	1.04

Total from Investment Operations	3.29		3.94	(3.12)		3.96	1.06

Payment by Affiliate(1)	–		–	–	*(2)	–	–

Contributions of Capital by Affiliate(1)	–	*(3)	–	–	*(4)	–	–

Dividends from Net Investment Income	(0.15)		–	(0.01)		– *	–

Total Distributions	(0.15)		–	(0.01)		– *	–

Net Asset Value, End of Year	$19.54		$16.40	$12.46		$15.59	$11.63

Total Return†	20.17%		31.62%	(19.98	)%(2)(4)	34.05%	10.03%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,662		$350	$313		$451	$358
Ratio of Expenses to Average Net Assets	1.89	%(5)	2.21%	2.23%		2.23%	2.22%
Ratio of Net Investment Income to Average Net Assets	1.21	%(5)	0.38%	0.19%		0.16%	0.15%
Ratio of Expenses to Average Net Assets (Before Fees Waivers and Reimbursement, as applicable)	2.10%		2.21%	2.23%		2.23%	2.22%
Ratio of Net Investment Income to Average Net Assets (Before Fees Waivers and Reimbursement, as applicable)	1.00%		0.38%	0.19%		0.16%	0.15%
Portfolio Turnover Rate	31%		34%	31%		38%	74%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the fiscal year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund.
(3)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to a change in valuation methodology of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund.

(5)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares. This voluntary commitment represented a 0.09% and 0.05% impact to Class A and Class C ratios respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.

(6)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

	Large Cap Core Fund
	Class I							Class A
	2014		2013	2012	2011	2010		2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$12.82		$10.79	$10.96	$8.60	$7.30		$12.56		$10.57	$10.73		$8.42	$7.19

Net Investment Income (Loss)(1)	0.12		0.15	0.12	0.10	0.05		0.10		0.11	0.10		0.07	0.02
Realized and Unrealized Gain (Loss) on Investments	2.30		2.02	(0.17)	2.35	1.31		2.24		1.99	(0.17)		2.31	1.23

Total from Investment Operations	2.42		2.17	(0.05)	2.45	1.36		2.34		2.10	(0.07)		2.38	1.25

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–		–	*(2)	–	–		–	–

Dividends from Net Investment Income	(0.13)		(0.14)	(0.12)	(0.09)	(0.06)		(0.09)		(0.11)	(0.09)		(0.07)	(0.02)

Total Distributions	(0.13)		(0.14)	(0.12)	(0.09)	(0.06)		(0.09)		(0.11)	(0.09)		(0.07)	(0.02)

Net Asset Value, End of Year	$15.11		$12.82	$10.79	$10.96	$8.60		$14.81		$12.56	$10.57		$10.73	$8.42

Total Return†	19.00%		20.21%	(0.46)%	28.69%	18.68%		18.74%		19.92%	(0.67)%		28.32%	17.45%

Ratios/Supplemental Data
Net Assets End of Year (000)	$21,865		$26,530	$17,840	$14,431	$13,924		$2,784		$2,705	$2,596		$3,466	$3,407
Ratio of Expenses to Average Net Assets	0.94%		0.94%	0.94%	0.94%	0.84%		1.11	%(3)	1.22%	1.13	%(4)	1.23%	1.29%
Ratio of Net Investment Income to Average Net Assets	0.89%		1.25%	1.13%	1.05%	0.65%		0.71	%(3)	0.95%	0.92	%(4)	0.76%	0.25%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.16%		1.18%	1.26%	1.28%	1.05%		1.43%		1.46%	1.55%		1.57%	1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.67%		1.01%	0.81%	0.71%	0.44%		0.39%		0.71%	0.50%		0.42%	(0.09)%
Portfolio Turnover Rate	69%		80%	60%	79%	383	%(5)	69%		80%	60%		79%	383	%(5)

	Large Cap Core Fund
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.68		$9.84	$10.01	$7.86	$6.75

Net Investment Income (Loss)(1)	–		0.02	0.01	0.01	(0.03)
Realized and Unrealized Gain (Loss) on Investments	2.09		1.85	(0.16)	2.16	1.14

Total from Investment Operations	2.09		1.87	(0.15)	2.17	1.11

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–	*

Dividends from Net Investment Income	(0.01)		(0.03)	(0.02)	(0.02)	–	*

Total Distributions	(0.01)		(0.03)	(0.02)	(0.02)	–	*

Net Asset Value, End of Year	$13.76		$11.68	$9.84	$10.01	$7.86

Total Return†	17.92%		19.00%	(1.49)%	27.59%	16.48%

Ratios/Supplemental Data
Net Assets End of Year (000)	$155		$124	$128	$178	$149
Ratio of Expenses to Average Net Assets	1.85	%(3)	1.94%	1.94%	1.94%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.02	)%(3)	0.22%	0.12%	0.06%	(0.45)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.13%		2.18%	2.27%	2.28%	2.34%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.30)%		(0.02)%	(0.21)%	(0.28)%	(0.79)%
Portfolio Turnover Rate	69%		80%	60%	79%	383	%(5)

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.
(3)	During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares. This voluntary commitment represented a 0.10% and 0.05% impact to Class A and Class C ratios respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.
(4)	During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.
(5)	During the fiscal year ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions.

See Notes to Financial Statements.

P N C E q u i t y F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Large Cap Growth Fund
	Class I							Class A
	2014		2013	2012	2011	2010		2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$20.42		$17.31	$17.24	$13.42	$11.57		$20.02		$16.96	$16.88		$13.14	$11.35

Net Investment Income (Loss)(1)	0.12		0.14	0.11	0.07	0.06		0.09		0.09	0.07		0.02	0.01
Realized and Unrealized Gain (Loss) on Investments	4.63		3.12	0.05	3.86	1.82		4.54		3.07	0.05		3.78	1.80

Total from Investment Operations	4.75		3.26	0.16	3.93	1.88		4.63		3.16	0.12		3.80	1.81

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–		–	*(2)	–	–		–	–

Dividends from Net Investment Income	(0.14)		(0.15)	(0.09)	(0.11)	(0.03)		(0.07)		(0.10)	(0.04)		(0.06)	(0.02)

Total Distributions	(0.14)		(0.15)	(0.09)	(0.11)	(0.03)		(0.07)		(0.10)	(0.04)		(0.06)	(0.02)

Net Asset Value, End of Year	$25.03		$20.42	$17.31	$17.24	$13.42		$24.58		$20.02	$16.96		$16.88	$13.14

Total Return†	23.31%		18.96%	0.98%	29.32%	16.31%		23.16%		18.68%	0.71%		28.96%	15.95%

Ratios/Supplemental Data
Net Assets End of Year (000)	$53,738		$56,042	$56,731	$80,188	$96,561		$12,973		$12,045	$12,159		$15,282	$14,797
Ratio of Expenses to Average Net Assets	0.98%		0.98%	0.98%	0.98%	0.95%		1.08	%(3)	1.28%	1.17	%(4)	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	0.53%		0.77%	0.63%	0.44%	0.44%		0.43	%(3)	0.47%	0.43	%(4)	0.13%	0.11%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.11%		1.12%	1.09%	1.07%	0.99%		1.39%		1.42%	1.39%		1.37%	1.33%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.40%		0.63%	0.52%	0.35%	0.40%		0.12%		0.33%	0.21%		0.04%	0.06%
Portfolio Turnover Rate	70%		75%	61%	71%	165	%(5)	70%		75%	61%		71%	165	%(5)

	Large Cap Growth Fund
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$18.31		$15.54	$15.55	$12.14	$10.55

Net Investment Income (Loss)(1)	(0.01)		(0.04)	(0.06)	(0.08)	(0.07)
Realized and Unrealized Gain (Loss) on Investments	4.14		2.81	0.05	3.49	1.66

Total from Investment Operations	4.13		2.77	(0.01)	3.41	1.59

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–

Total Distributions	–		–	–	–	–

Net Asset Value, End of Year	$22.44		$18.31	$15.54	$15.55	$12.14

Total Return†	22.56%		17.83%	(0.06)%	28.09%	15.07%

Ratios/Supplemental Data
Net Assets End of Year (000)	$283		$259	$216	$286	$242
Ratio of Expenses to Average Net Assets	1.55	%(3)	1.98%	1.98%	1.98%	1.99%
Ratio of Net Investment Loss to Average Net Assets	(0.04	)%(3)	(0.23)%	(0.38)%	(0.57)%	(0.59)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.89%		2.12%	2.08%	2.07%	2.03%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.38)%		(0.37)%	(0.48)%	(0.66)%	(0.64)%
Portfolio Turnover Rate	70%		75%	61%	71%	165	%(5)

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares. This voluntary commitment represented a 0.18% and 0.22% impact to Class A and Class C ratios respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

(5)	During the fiscal year ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions. See Notes to Financial Statements.

See Notes to Financial Statements.

	Large Cap Value Fund
	Class I						Class A
	2014		2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$16.93		$13.60	$14.22	$11.62	$10.72	$16.88		$13.56	$14.16		$11.57	$10.68

Net Investment Income(1)	0.19		0.21	0.21	0.17	0.18	0.16		0.17	0.18		0.13	0.14
Realized and Unrealized Gain (Loss) on Investments	3.37		3.34	(0.62)	2.61	0.92	3.36		3.32	(0.62)		2.60	0.92

Total from Investment Operations	3.56		3.55	(0.41)	2.78	1.10	3.52		3.49	(0.44)		2.73	1.06

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)	–	–		–	–

Dividends from Net Investment Income	(0.20)		(0.22)	(0.21)	(0.18)	(0.20)	(0.14)		(0.17)	(0.16)		(0.14)	(0.17)
Total Distributions	(0.20)		(0.22)	(0.21)	(0.18)	(0.20)	(0.14)		(0.17)	(0.16)		(0.14)	(0.17)

Net Asset Value, End of Year	$20.29		$16.93	$13.60	$14.22	$11.62	$20.26		$16.88	$13.56		$14.16	$11.57

Total Return†	21.15%		26.31%	(2.86)%	24.18%	10.25%	20.97%		25.94%	(3.03)%		23.81%	9.86%

Ratios/Supplemental Data
Net Assets End of Year (000)	$100,626		$91,849	$102,960	$152,015	$210,282	$24,746		$23,691	$22,020		$28,623	$28,699
Ratio of Expenses to Average Net Assets	0.99%		1.03%	0.99%	0.97%	0.93%	1.14	%(3)	1.33%	1.18	%(4)	1.27%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.03%		1.40%	1.53%	1.32%	1.49%	0.88	%(3)	1.10%	1.35	%(4)	1.03%	1.17%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.02%		1.03%	0.99%	0.97%	0.93%	1.30%		1.33%	1.29%		1.27%	1.25%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.00%		1.40%	1.53%	1.32%	1.49%	0.72%		1.10%	1.24%		1.03%	1.17%
Portfolio Turnover Rate	57%		100%	23%	69%	52%	57%		100%	23%		69%	52%

	Large Cap Value Fund
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$16.61		$13.34	$13.95	$11.39	$10.52

Net Investment Income(1)	0.06		0.06	0.07	0.04	0.05
Realized and Unrealized Gain (Loss) on Investments	3.29		3.28	(0.61)	2.57	0.91

Total from Investment Operations	3.35		3.34	(0.54)	2.61	0.96

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–

Dividends from Net Investment Income	(0.03)		(0.07)	(0.07)	(0.05)	(0.09)
Total Distributions	(0.03)		(0.07)	(0.07)	(0.05)	(0.09)

Net Asset Value, End of Year	$19.93		16.61	13.34	13.95	$11.39

Total Return†	20.21%		25.13%	(3.85)%	22.96%	9.11%

Ratios/Supplemental Data
Net Assets End of Year (000)	$173		$149	$126	$152	$218
Ratio of Expenses to Average Net Assets	1.71	%(3)	2.03%	1.99%	1.96%	1.95%
Ratio of Net Investment Income to Average Net Assets	0.30	%(3)	0.40%	0.54%	0.32%	0.46%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.86%		2.03%	1.99%	1.96%	1.95%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.15%		0.40%	0.54%	0.32%	0.46%
Portfolio Turnover Rate	57%		100%	23%	69%	52%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares. This voluntary commitment represented a 0.14% and 0.12% impact to Class A and Class C ratios respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

P N C E q u i t y F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Mid Cap Fund
	Class I						Class A
	2014		2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$15.27		$12.10	$13.35	$10.80	$8.68	$15.19		$12.03	$13.19		$10.67	$8.59

Net Investment Income (Loss)(1)	–		0.08	0.08	0.06	0.07	(0.02)		0.06	0.07		0.03	0.04
Realized and Unrealized Gain (Loss) on Investments	2.26		3.32	(1.23)	2.64	2.07	2.25		3.29	(1.21)		2.60	2.04

Total from Investment Operations	2.26		3.40	(1.15)	2.70	2.14	2.23		3.35	(1.14)		2.63	2.08

Contributions of Capital by Affiliate(1)	0.02	(2)	–	–	–	–	0.02	(2)	–	–		–	–

Dividends from Net Investment Income	–		(0.23)	(0.10)	(0.15)	(0.02)	–		(0.19)	(0.02)		(0.11)	–

Total Distributions	–		(0.23)	(0.10)	(0.15)	(0.02)	–		(0.19)	(0.02)		(0.11)	–

Net Asset Value, End of Year	$17.55		$15.27	$12.10	$13.35	$10.80	$17.44		$15.19	$12.03		$13.19	$10.67

Total Return†	14.93%		28.51%	(8.61)%	25.12%	24.64%	14.81%		28.14%	(8.63)%		24.72%	24.21%

Ratios/Supplemental Data
Net Assets End of Year (000)	$2,067		$3,952	$29,129	$72,744	$74,331	$9,503		$10,290	$11,561		$36,945	$48,515
Ratio of Expenses to Average Net Assets	1.25%		1.22%	1.06%	1.02%	1.01%	1.37	%(3)	1.54%	1.14	%(4)	1.32%	1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.01)%		0.61%	0.67%	0.53%	0.72%	(0.12	)%(3)	0.49%	0.58	%(4)	0.24%	0.38%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.74%		1.31%	1.06%	1.02%	1.01%	2.02%		1.79%	1.36%		1.32%	1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.51)%		0.52%	0.67%	0.53%	0.72%	(0.77)%		0.24%	0.36%		0.24%	0.38%
Portfolio Turnover Rate	25%		86%	23%	32%	66%	25%		86%	23%		32%	66%

	Mid Cap Fund
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$14.69		$11.61	$12.83	$10.36	$8.40

Net Investment Income (Loss)(1)	(0.15)		(0.03)	(0.04)	(0.05)	(0.03)
Realized and Unrealized Gain (Loss) on Investments	2.17		3.18	(1.18)	2.52	1.99

Total from Investment Operations	2.02		3.15	(1.22)	2.47	1.96

Contributions of Capital by Affiliate(1)	0.02	(2)	–	–	–	–

Dividends from Net Investment Income	–		(0.07)	–	– *	–

Total Distributions	–		(0.07)	–	–	–

Net Asset Value, End of Year	$16.73		$14.69	$11.61	$12.83	$10.36

Total Return†	13.89%		27.27%	(9.51)%	23.85%	23.33%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,010		$1,011	$1,509	$2,430	$3,794
Ratio of Expenses to Average Net Assets	2.17	%(3)	2.25%	2.06%	2.02%	2.02%
Ratio of Net Investment Loss to Average Net Assets	(0.91	)%(3)	(0.20)%	(0.34)%	(0.45)%	(0.33)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.72%		2.49%	2.06%	2.02%	2.02%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.46)%		(0.44)%	(0.34)%	(0.45)%	(0.33)%
Portfolio Turnover Rate	25%		86%	23%	32%	66%

*	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, 0.13%, 0.13% and 0.14% of Class I, Class A, and Class C total returns, respectively, were attributable to a voluntary payment made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. Excluding this item, the total returns would have been 14.80%, 14.68%, and 13.75% for Class I, Class A, and Class C, respectively. See Note 11 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares. This voluntary commitment represented a 0.15% and 0.05% impact to Class A and Class C ratios respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.22% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

Mid Cap Index Fund(1)
Class I
2014 (2)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income (Loss)(3)	0.05
Realized and Unrealized Gain (Loss) on Investments	0.34

Total from Investment Operations	0.39

Dividends from Net Investment Income	–
Distributions from Net Realized Gains	–

Total Distributions	–

Net Asset Value, End of Period	$10.39

Total Return	3.90%

Ratios/Supplemental Data
Net Assets End of Period (000)	$3,118
Ratio of Expenses to Average Net Assets	0.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.23%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.98%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.50)%
Portfolio Turnover Rate	16%

(1)

At May 31, 2014, net assets of the R4 Shares amounted to $10, representing initial seed capital. There was no other shareholder activity in this share class during the reporting period; therefore, no information is presented.

(2)	Commenced operations on December 30, 2013. All ratios for the period have been annualized. Total return for the period has not been annualized.

(3)	Per share data calculated using average shares outstanding method. See Notes to Financial Statements.

See Notes to Financial Statements.

P N C E q u i t y F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Multi-Factor Small Cap Core Fund
	Class I					Class A
	2014	2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$15.39	$10.90	$11.62	$8.84	$7.03	$15.33		$10.87	$11.59		$8.82	$7.00

Net Investment Income (Loss)(1)	(0.01)	0.19	0.05	0.04	0.05	(0.06)		0.22	0.02		0.01	0.03
Realized and Unrealized Gain (Loss) on Investments	3.08	4.41	(0.75)	2.90	1.90	3.06		4.34	(0.74)		2.89	1.89

Total from Investment Operations	3.07	4.60	(0.70)	2.94	1.95	3.00		4.56	(0.72)		2.90	1.92

Dividends from Net Investment Income	(0.08)	(0.11)	(0.02)	(0.16)	(0.14)	(0.04)		(0.10)	–		(0.13)	(0.10)

Total Distributions	(0.08)	(0.11)	(0.02)	(0.16)	(0.14)	(0.04)		(0.10)	–		(0.13)	(0.10)

Net Asset Value, End of Year	$18.38	$15.39	$10.90	$11.62	$8.84	$18.29		$15.33	$10.87		$11.59	$8.82

Total Return†	19.93%	42.43%	(6.00)%	33.42%	27.90%	19.57%		42.11%	(6.21)%		33.02%	27.53%

Ratios/Supplemental Data
Net Assets End of Year (000)	$32,973	$20,430	$15,298	$15,286	$18,199	$6,098		$2,662	$285		$254	$272
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.93%	1.23	%(2)	1.23%	1.16	%(3)	1.24%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.05)%	1.49%	0.42%	0.40%	0.64%	(0.33	)%(2)	1.65%	0.21	%(3)	0.05%	0.32%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.36%	1.47%	1.42%	1.42%	1.33%	1.65%		1.83%	1.70%		1.72%	1.65%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.46)%	0.97%	(0.05)%	(0.07)%	0.24%	(0.75)%		1.05%	(0.33)%		(0.43)%	(0.09)%
Portfolio Turnover Rate	102%	76%	77%	90%	105%	102%		76%	77%		90%	105%

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares. This voluntary commitment had no impact to Class A ratios. See Note 12 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

	Multi-Factor Small Cap Growth Fund
	Class I						Class A
	2014		2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$15.67		$11.79	$12.73	$9.02	$7.21	$15.46		$11.63	$12.59		$8.92	$7.15

Net Investment Income (Loss)(1)	(0.02)		0.08	0.03	(0.02)	0.02	(0.06)		0.04	–	*	(0.05)	–
Realized and Unrealized Gain (Loss) on Investments	2.81		3.88	(0.97)	3.78	1.79	2.77		3.83	(0.96)		3.75	1.77

Total from Investment Operations	2.79		3.96	(0.94)	3.76	1.81	2.71		3.87	(0.96)		3.70	1.77

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)	–	–		–	–

Dividends from Net Investment Income	(0.05)		(0.08)	–	(0.02)	–	–	*	(0.04)	–		– *	–
Distributions from Net Realized Gains	–		–	–	(0.03)	–	–		–	–		(0.03)	–

Total Distributions	(0.05)		(0.08)	–	(0.05)	–	–	*	(0.04)	–		(0.03)	–

Net Asset Value, End of Year	$18.41		$15.67	$11.79	$12.73	$9.02	$18.17		$15.46	$11.63		$12.59	$8.92

Total Return†	17.79%		33.76%	(7.38)%	41.76%	25.10%	17.54%		33.39%	(7.63)%		41.48%	24.76%

Ratios/Supplemental Data
Net Assets End of Year (000)	$11,841		$8,891	$9,674	$11,105	$10,010	$20,193		$19,605	$16,875		$21,566	$17,484
Ratio of Expenses to Average Net Assets	0.95%		0.95%	0.95%	0.95%	0.94%	1.12	%(3)	1.23%	1.17	%(4)	1.23%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.14)%		0.58%	0.26%	(0.19)%	0.27%	(0.32	)%(3)	0.31%	0.03	%(4)	(0.47)%	0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.76%		1.89%	1.81%	1.92%	1.84%	2.02%		2.17%	2.09%		2.20%	2.15%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.95)%		(0.36)%	(0.60)%	(1.16)%	(0.63)%	(1.22)%		(0.63)%	(0.89)%		(1.44)%	(0.91)%
Portfolio Turnover Rate	85%		60%	108%	92%	112%	85%		60%	108%		92%	112%

	Multi-Factor Small Cap Growth Fund
	Class C
	2014		2013	2012	2011	2010(5)
Net Asset Value, Beginning of Year	$15.41		$11.64	$12.69	$9.06	$7.29

Net Investment Income (Loss)(1)	(0.18)		(0.05)	(0.09)	(0.13)	(0.06)
Realized and Unrealized Gain (Loss) on Investments	2.75		3.82	(0.96)	3.79	1.83

Total from Investment Operations	2.57		3.77	(1.05)	3.66	1.77

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–

Distributions from Net Realized Gains	–		–	–	(0.03)	–

Total Distributions	–		–	–	(0.03)	–

Net Asset Value, End of Year	$17.98		$15.41	$11.64	$12.69	$9.06

Total Return†	16.68%		32.39%	(8.27)%	40.39%	24.28%

Ratios/Supplemental Data
Net Assets End of Year (000)	$258		$159	$122	$135	$124
Ratio of Expenses to Average Net Assets	1.86	%(3)	1.95%	1.95%	1.95%	2.30%
Ratio of Net Investment Loss to Average Net Assets	(1.05	)%(3)	(0.41)%	(0.74)%	(1.19)%	(0.83)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.70%		2.89%	2.81%	2.91%	3.38%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.89)%		(1.35)%	(1.60)%	(2.15)%	(1.91)%
Portfolio Turnover Rate	85%		60%	108%	92%	112%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares. This voluntary commitment represented a 0.09% and 0.03% impact to Class A and Class C ratios respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

(5)	Class C Shares were first sold (excluding seed capital of $10) on July 27, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,

	Multi-Factor Small Cap Value Fund
	Class I					Class A
	2014	2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$16.09	$12.38	$13.89	$10.90	$8.51	$14.84		$11.45	$12.83		$10.05	$7.87

Net Investment Income (Loss)(1)	0.22	0.49	0.16	0.11	0.06	0.18		0.44	0.13		0.07	0.02
Realized and Unrealized Gain (Loss) on Investments	3.04	3.57	(1.54)	3.08	2.33	2.82		3.26	(1.42)		2.85	2.16

Total from Investment Operations	3.26	4.06	(1.38)	3.19	2.39	3.00		3.70	(1.29)		2.92	2.18

Contributions of Capital by Affiliate(1)	0.01(2)	–	–	–	–	0.01(2)		–	–		–	–

Dividends from Net Investment Income	(0.28)	(0.35)	(0.13)	(0.20)	–	(0.23)		(0.31)	(0.09)		(0.14)	–

Total Distributions	(0.28)	(0.35)	(0.13)	(0.20)	–	(0.23)		(0.31)	(0.09)		(0.14)	–

Net Asset Value, End of Year	$19.08	$16.09	$12.38	$13.89	$10.90	$17.62		$14.84	$11.45		$12.83	$10.05

Total Return†	20.36%	33.33%	(9.96)%	29.46%	28.09%	20.34%		32.82%	(10.08)%		29.21%	27.70%

Ratios/Supplemental Data
Net Assets End of Year (000)	$9,639	$8,321	$9,623	$19,163	$19,528	$13,673		$13,459	$12,704		$18,570	$18,739
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.29%	1.32	%(3)	1.54%	1.43	%(4)	1.54%	1.61%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.18%	3.54%	1.24%	0.94%	0.59%	1.09	%(3)	3.42%	1.08	%(4)	0.66%	0.23%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.68%	1.77%	1.62%	1.61%	1.51%	1.95%		2.06%	1.92%		1.90%	1.83%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.75%	3.02%	0.87%	0.58%	0.37%	0.46%		2.90%	0.59%		0.30%	0.02%
Portfolio Turnover Rate	109%	108%	91%	77%	104%	109%		108%	91%		77%	104%

	Multi-Factor Small Cap Value Fund
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$13.31		$10.29	$11.55	$9.02	$7.11

Net Investment Income (Loss)(1)	0.06		0.32	0.03	(0.01)	(0.04)
Realized and Unrealized Gain (Loss) on Investments	2.52		2.92	(1.29)	2.56	1.95

Total from Investment Operations	2.58		3.24	(1.26)	2.55	1.91

Contributions of Capital by Affiliate(1)	0.01(2)		–	–	–	–

Dividends from Net Investment Income	(0.14)		(0.22)	– *	(0.02)	–

Total Distributions	(0.14)		(0.22)	– *	(0.02)	–

Net Asset Value, End of Year	$15.76		$13.31	$10.29	$11.55	$9.02

Total Return†	19.51%		31.91%	(10.88)%	28.26%	26.86%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,495		$1,152	$1,004	$1,445	$1,586
Ratio of Expenses to Average Net Assets	1.99	%(3)	2.25%	2.25%	2.25%	2.32%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42	%(3)	2.79%	0.27%	(0.06)%	(0.46)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.57%		2.77%	2.63%	2.61%	2.53%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.16)%		2.27%	(0.11)%	(0.42)%	(0.67)%
Portfolio Turnover Rate	109%		108%	91%	77%	104%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, 0.06%, 0.07% and 0.08% of Class I, Class A, and Class C total returns, respectively, were attributable to a voluntary payment made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. Excluding this item, the total returns would have been 20.30%, 20.27%, and 19.43% for Class I, Class A, and Class C, respectively. See Note 11 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares. This voluntary commitment represented a 0.20% and 0.15% impact to Class A and Class C ratios respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

	S&P 500 Index Fund(1)
	Class I							Class A
	2014		2013	2012		2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$13.01		$10.46	$10.71		$8.68	$7.30	$12.95		$10.41	$10.67		$8.65	$7.27

Net Investment Income(2)	0.25		0.22	0.19		0.16	0.14	0.22		0.19	0.16		0.13	0.12
Realized and Unrealized Gain (Loss) on Investments	2.36		2.55	(0.26)		2.03	1.38	2.35		2.54	(0.26)		2.02	1.38

Total from Investment Operations	2.61		2.77	(0.07)		2.19	1.52	2.57		2.73	(0.10)		2.15	1.50

Contributions of Capital by Affiliate(2)	–	*(3)	–	–	*(4)	–	–	–	*(3)	–	–	*(4)	–	–

Dividends from Net Investment Income	(0.25)		(0.22)	(0.18)		(0.16)	(0.14)	(0.21)		(0.19)	(0.16)		(0.13)	(0.12)
Distributions from Net Realized Gains	–		–	–		–	–	–		–	–		–	–

Total Distributions	(0.25)		(0.22)	(0.18)		(0.16)	(0.14)	(0.21)		(0.19)	(0.16)		(0.13)	(0.12)

Net Asset Value, End of Year	$15.37		$13.01	$10.46		$10.71	$8.68	$15.31		$12.95	$10.41		$10.67	$8.65

Total Return†	20.23%		26.78%	(0.55	)%(4)	25.51%	20.90%	20.01%		26.50%	(0.91	)%(4)	25.16%	20.69%

Ratios/Supplemental Data
Net Assets End of Year (000)	$137,732		$97,902	$88,355		$94,945	$87,998	$19,093		$23,632	$20,712		$22,919	$19,275
Ratio of Expenses to Average Net Assets	0.27%		0.36%	0.35%		0.37%	0.36%	0.49	%(5)	0.62%	0.61%		0.63%	0.62%
Ratio of Net Investment Income to Average Net Assets	1.80%		1.90%	1.82%		1.67%	1.66%	1.57	%(5)	1.65%	1.56%		1.41%	1.41%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.34%		0.36%	0.35%		0.37%	0.36%	0.58%		0.62%	0.61%		0.63%	0.62%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.73%		1.90%	1.82%		1.67%	1.66%	1.47%		1.65%	1.56%		1.41%	1.41%
Portfolio Turnover Rate	18%		12%	9%		27%	17%	18%		12%	9%		27%	17%

	S&P 500 Index Fund
	Class C							Class R5
	2014		2013	2012		2011	2010	2014(6)
Net Asset Value, Beginning of Year	$12.86		$10.34	$10.60		$8.59	$7.23	$14.65

Net Investment Income(2)	0.11		0.11	0.08		0.06	0.06	0.13
Realized and Unrealized Gain (Loss) on Investments	2.32		2.53	(0.26)		2.02	1.37	0.66

Total from Investment Operations	2.43		2.64	(0.18)		2.08	1.43	0.79

Contributions of Capital by Affiliate(2)	–	*(3)	–	–	*(4)	–	–	–

Dividends from Net Investment Income	(0.12)		(0.12)	(0.08)		(0.07)	(0.07)	(0.07)
Distributions from Net Realized Gains	–		–	–		–	–	–

Total Distributions	(0.12)		(0.12)	(0.08)		(0.07)	(0.07)	(0.07)

Net Asset Value, End of Year	$15.17		$12.86	$10.34		$10.60	$8.59	$15.37

Total Return†	19.01%		25.66%	(1.66	)%(4)	24.29%	19.75%	5.38%

Ratios/Supplemental Data
Net Assets End of Year (000)	$11,089		$6,496	$1,705		$1,837	$1,552	$6
Ratio of Expenses to Average Net Assets	1.26	%(5)	1.36%	1.35%		1.37%	1.36%	0.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.81	%(5)	0.90%	0.82%		0.67%	0.66%	2.05%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.33%		1.36%	1.35%		1.37%	1.36%	0.38%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.73%		0.90%	0.82%		0.67%	0.66%	1.87%
Portfolio Turnover Rate	18%		12%	9%		27%	17%	18%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)

At May 31, 2014, net assets of the R4 Shares amounted to $10, representing initial seed capital. There was no other shareholder activity in this share class during the reporting period; therefore, no information is presented.

(2)	Per share data calculated using average shares outstanding method.
(3)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(4)	During the fiscal year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund.
(5)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares. This voluntary commitment represented a 0.03% and 0.01% impact to Class A and Class C ratios respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.

(6)	Class R5 commenced operations on December 30, 2013. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Small Cap Fund
	Class I							Class A
	2014		2013	2012		2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$17.91		$12.99	$12.85		$9.87	$7.52	$17.51		$12.74	$12.62		$9.73	$7.44

Net Investment Income (Loss)(1)	(0.01)		(0.06)	(0.06)		(0.02)	(0.02)	(0.06)		(0.10)	(0.09)		(0.05)	(0.05)
Realized and Unrealized Gain (Loss) on Investments	2.59		4.98	0.19		3.00	2.37	2.52		4.87	0.20		2.94	2.34

Total from Investment Operations	2.58		4.92	0.13		2.98	2.35	2.46		4.77	0.11		2.89	2.29

Contributions of Capital by Affiliate(1)	–	*(2)	–	0.01	(3)	–	–	–	*(2)	–	0.01	(3)	–	–

Distributions from Net Realized Gains	(0.28)		–	–		–	–	(0.28)		–	–		–	–

Total Distributions	(0.28)		–	–		–	–	(0.28)		–	–		–	–

Net Asset Value, End of Year	$20.21		$17.91	$12.99		$12.85	$9.87	$19.69		$17.51	$12.74		$12.62	$9.73

Total Return†	14.39%		37.88%	1.09	%(3)	30.19%	31.25%	14.03%		37.44%	0.95	%(3)	29.70%	30.78%

Ratios/Supplemental Data
Net Assets End of Year (000)	$375,901		$207,230	$151,860		$177,697	$182,881	$61,134		$23,371	$2,210		$2,562	$2,205
Ratio of Expenses to Average Net Assets	0.99%		1.19%	1.24%		1.22%	1.17%	1.29	%(4)	1.46%	1.45	%(5)	1.52%	1.49%
Ratio of Net Investment Loss to Average Net Assets	(0.06)%		(0.39)%	(0.51)%		(0.15)%	(0.27)%	(0.30	)%(4)	(0.68)%	(0.74	)%(5)	(0.46)%	(0.59)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.28%		1.28%	1.24%		1.22%	1.17%	1.58%		1.61%	1.54%		1.52%	1.49%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.35)%		(0.48)%	(0.51)%		(0.15)%	(0.27)%	(0.59)%		(0.83)%	(0.83)%		(0.46)%	(0.59)%
Portfolio Turnover Rate	24%		27%	32%		47%	59%	24%		27%	32%		47%	59%

	Small Cap Fund
	Class C
	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$16.40		$12.02	$12.00		$9.32	$7.17

Net Investment Income (Loss)(1)	(0.19)		(0.20)	(0.18)		(0.12)	(0.11)
Realized and Unrealized Gain (Loss) on Investments	2.36		4.58	0.19		2.80	2.26

Total from Investment Operations	2.17		4.38	0.01		2.68	2.15

Contributions of Capital by Affiliate(1)	–	*(2)	–	0.01	(3)	–	–

Distributions from Net Realized Gains	(0.28)		–	–		–	–

Total Distributions	(0.28)		–	–		–	–

Net Asset Value, End of Year	$18.29		$16.40	$12.02		$12.00	$9.32

Total Return†	13.21%		36.44%	0.17	%(3)	28.76%	29.99%

Ratios/Supplemental Data
Net Assets End of Year (000)	$17,802		$5,576	$726		$645	$663
Ratio of Expenses to Average Net Assets	1.99	%(4)	2.14%	2.25%		2.22%	2.19%
Ratio of Net Investment Loss to Average Net Assets	(1.02	)%(4)	(1.37)%	(1.54)%		(1.18)%	(1.28)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.28%		2.31%	2.25%		2.22%	2.19%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.31)%		(1.54)%	(1.54)%		(1.18)%	(1.28)%
Portfolio Turnover Rate	24%		27%	32%		47%	59%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to a change in valuation methodology of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. Excluding this item, the total returns would have been 1.01%, 0.87%, and 0.08% for Class I, Class A, and Class C, respectively.

(4)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares. This voluntary commitment had no impact to Class A ratios and Class C ratios. See Note 12 in Notes to Financial Statements.

(5)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

Small Cap Index Fund(1)
Class I
2014 (2)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income (Loss)(3)	0.04
Realized and Unrealized Gain (Loss) on Investments	(0.21)

Total from Investment Operations	(0.17)

Dividends from Net Investment Income	–

Distributions from Net Realized Gains	–

Total Distributions	–

Net Asset Value, End of Period	$9.83

Total Return	(1.70)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$4,917
Ratio of Expenses to Average Net Assets	0.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.06%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.84%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(1.53)%
Portfolio Turnover Rate	4%

(1)

At May 31, 2014, net assets of the R4 Shares amounted to $10, representing initial seed capital. There was no other shareholder activity in this share class during the reporting period; therefore, no information is presented.

(2)	Commenced operations on December 30, 2013. All ratios for the period have been annualized. Total return for the period has not been annualized.
(3)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n   F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)
COMMON STOCKS — 36.0%
Consumer Discretionary — 4.9%
American Axle & Manufacturing Holdings*	6,380	$118
CBS, Cl B	3,090	184
Comcast, Cl A	2,240	117
Dorman Products*	2,260	120
Foot Locker	9,150	441
Ford Motor	6,600	109
Hanesbrands	2,760	234
Hibbett Sports*#	1,900	100
Home Depot	3,720	298
HSN	1,650	92
Las Vegas Sands	1,570	120
Madison Square Garden, Cl A*	1,840	101
McDonald’s	1,350	137
Outerwall*#	870	62
Penn National Gaming*	3,860	45
Polaris Industries	1,440	186
Priceline Group*	100	128
Time Warner	2,870	200
Walt Disney	3,060	257
Wolverine World Wide	1,910	49
Wyndham Worldwide	3,470	257

		3,355

Consumer Staples — 3.1%
Altria Group	6,720	279
Boston Beer, Cl A*#	310	67
Coca-Cola Enterprises	4,050	185
Constellation Brands, Cl A*	1,440	121
CVS Caremark	2,060	161
Kimberly-Clark	1,720	193
Kroger	4,350	208
PepsiCo	1,501	133
Philip Morris International	2,030	180
Procter & Gamble	4,385	354
Rite Aid*	21,640	181
TreeHouse Foods*	750	56

		2,118

Energy — 3.0%
Atwood Oceanics*	860	42
Chevron	3,199	393
ConocoPhillips	4,330	346
EOG Resources	1,460	155
Exxon Mobil	3,415	343
Helmerich & Payne	930	102
Marathon Petroleum	870	78
Occidental Petroleum	2,310	230
Oceaneering International	1,200	87
Oil States International*	540	58
Schlumberger (Curacao)	1,220	127
World Fuel Services	1,760	82

		2,043

Financials — 6.7%
Allstate	2,650	154
American Express	1,620	148
AmTrust Financial Services#	4,086	174
Bank of the Ozarks	3,080	182
BB&T	5,910	224
Blackstone Group LP	3,130	97
Capital One Financial	2,600	205

	Number of Shares	Value (000)

Chubb	2,154	$200
Credit Acceptance*	770	101
Discover Financial Services	3,629	215
Eagle Bancorp*	2,548	81
Encore Capital Group*	1,250	54
Extra Space Storage REIT	2,520	132
Fidelity National Financial, Cl A	4,800	160
First Cash Financial Services*	930	49
First Financial Holdings	900	53
Franklin Resources	1,750	97
Home BancShares	2,110	64
JPMorgan Chase	8,448	469
KKR LP*#	4,410	100
M&T Bank#	1,160	141
MetLife	3,030	154
Portfolio Recovery Associates*	3,220	180
RLI	2,260	101
U.S. Bancorp	5,140	217
Ventas REIT	2,610	174
ViewPoint Financial Group	3,570	89
Virtus Investment Partners*	740	136
Wells Fargo	7,419	377
World Acceptance*#	640	51

		4,579

Healthcare — 5.0%
Amgen	2,600	302
Baxter International	2,100	156
Becton Dickinson	1,460	172
Biogen Idec*	410	131
Bio-Reference Labs*#	1,860	50
Corvel*	1,731	82
Covance*	1,650	138
Eli Lilly	2,760	165
Gilead Sciences*	2,560	208
Johnson & Johnson	3,657	371
McKesson	1,050	199
Merck	7,371	426
MWI Veterinary Supply*	800	112
Neogen*	2,010	76
PAREXEL International*	2,110	106
Pfizer	9,071	269
St. Jude Medical	3,090	201
Thermo Fisher Scientific	1,010	118
Zimmer Holdings	1,450	151

		3,433

Industrials — 5.3%
Actuant, Cl A	2,560	91
B/E Aerospace*	1,030	100
Boeing	2,790	377
Canadian Pacific Railway (Canada)	537	90
Colfax*	1,230	90
Delta Air Lines	4,780	191
EnerSys	2,120	146
Esterline Technologies*	820	91
General Dynamics	1,230	145
General Electric	19,680	527
Genesee & Wyoming, Cl A*	620	60
HEICO	1,312	68
L-3 Communications Holdings	880	107
Lockheed Martin	770	126

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
Manpowergroup	2,520	$207
Snap-On	1,400	164
Southwest Airlines	7,010	186
Trinity Industries	1,380	119
Union Pacific	850	169
United Rentals*	2,500	253
United Technologies	2,470	287
Wesco Aircraft Holdings*	2,920	64

		3,658

Information Technology — 6.2%
Advent Software	2,130	64
Apple	1,537	973
CA	3,540	102
Check Point Software Technologies (Israel)*	1,880	121
Cisco Systems	9,372	231
Corning	5,650	120
Google, Cl A*	385	220
Google, Cl C*	385	216
Intel	3,580	98
Jack Henry & Associates	2,540	147
Manhattan Associates*	3,080	100
Microsoft	5,052	207
Oracle	7,460	313
OSI Systems*	2,035	116
QUALCOMM	2,860	230
SanDisk	1,540	149
Skyworks Solutions	4,350	188
Symantec*	6,500	143
Tyler Technologies*	750	59
Visa, Cl A	660	142
Western Digital	1,250	110
WEX*	990	95
Yahoo!*	2,940	102

		4,246

Materials — 0.7%
Balchem	1,730	95
E.I. du Pont de Nemours	1,650	114
International Paper	2,220	106
Packaging Corporation of America	2,530	175

		490

Telecommunication Services — 0.3%
AT&T	3,737	133
Verizon Communications	1,750	87

		220

Utilities — 0.8%
National Fuel Gas	2,470	185
NextEra Energy	1,138	111
Pinnacle West Capital	3,490	193
Wisconsin Energy	1,350	62

		551

Total Common Stocks (Cost $19,199)		24,693

FOREIGN COMMON STOCKS — 10.7%
Consumer Discretionary — 2.1%
ASOS PLC (United Kingdom)*	1,030	79

	Number of Shares	Value (000)

Berkeley Group Holdings PLC (United Kingdom)	963	$36
Bridgestone (Japan) (A)	1,300	47
Compass Group PLC (United Kingdom)	4,307	72
Dufry AG (Switzerland)*	256	42
Garmin (Switzerland)	3,050	180
Inditex SA (Spain)	214	31
LVMH Moet Hennessy Louis Vuitton SA (France)	343	69
Magna International (Canada)	2,060	211
Michael Kors Holdings (Hong Kong)*	2,721	257
Pandora A/S (Denmark)	868	64
Rakuten (Japan) (A)	6,300	82
TAL Education Group, ADR (China)*	1,553	36
Thomas Cook Group PLC (United Kingdom)*	20,670	57
Toyota Motor, ADR (Japan)	1,453	164
WPP PLC, ADR (United Kingdom)	399	43

		1,470

Consumer Staples — 0.7%
Anheuser-Busch InBev NV, ADR (Belgium)	815	89
Associated British Foods PLC (United Kingdom)	518	26
Koninklijke Ahold NV (Netherlands)	2,462	45
Magnit OJSC, GDR (Russia)	853	50
Nestle SA (Switzerland)	1,983	156
OSIM International (Singapore)	12,000	27
Puregold Price Club (Philippines)	43,700	42
Reckitt Benckiser Group PLC (United Kingdom)	503	43

		478

Energy — 0.4%
Ensco PLC, Cl A (United Kingdom)	3,520	185
Modec (Japan) (A)	1,700	38
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	321	38

		261

Financials — 1.5%
ACE (Switzerland)	2,990	310
AIA Group (Hong Kong)	12,955	65
Deutsche Wohnen AG (Germany)	2,790	62
Equity Bank (Kenya)	55,995	27
FirstService (Canada)	1,170	58
Hargreaves Lansdown PLC (United Kingdom)	2,638	54
Invesco (Bermuda)	4,080	150
IRF European Finance Investments (United Kingdom)* (B) (C)	31,579	–
Mitsubishi Estate (Japan) (A)	2,000	49
Mitsubishi UFJ Financial Group, ADR (Japan)	10,840	61
Nomura Holdings (Japan) (A)	7,400	49
Swiss Re AG (Switzerland)	575	51
UBS AG (Switzerland)	2,980	60
Vib Vermoegen AG (Germany)	1,979	37

		1,033

Healthcare — 1.6%
Bayer AG (Germany)	804	116
Coloplast A/S, Cl B (Denmark)	499	43
GlaxoSmithKline PLC, ADR (United Kingdom)	3,340	180
GN Store Nord A/S (Denmark)	1,803	50
Jazz Pharmaceuticals PLC (Ireland)*	400	57
Meda AB, Cl A (Sweden)	3,330	58
Novo Nordisk A/S, ADR (Denmark)	3,060	129
Roche Holding AG (Switzerland)	464	137

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Healthcare — continued
Sawai Pharmaceutical (Japan) (A)	500	$31
Shire PLC, ADR (Ireland)	1,096	191
Sonova Holding AG (Switzerland)	199	31
Teva Pharmaceutical Industries, ADR (Israel)	2,040	103

		1,126

Industrials — 0.9%
ABB, ADR (Switzerland)#	2,817	67
Ashtead Group PLC (United Kingdom)	5,063	75
Eaton PLC (Ireland)	1,370	101
FANUC (Japan) (A)	304	52
Hexagon AB, Cl B (Sweden)	1,481	46
Hexagon Composites ASA (Norway)	4,128	27
Koninklijke Philips NV (Netherlands)	1,278	40
Nabtesco (Japan) (A)	2,100	46
Rational AG (Germany)	182	56
SMC (Japan) (A)	300	79
Weir Group PLC (United Kingdom)	1,317	58

		647

Information Technology — 2.0%
Anritsu (Japan) (A)	2,700	28
ARM Holdings PLC, ADR (United Kingdom)	1,613	75
Axis Communications AB (Sweden)	1,591	46
Blinkx PLC (United Kingdom)*	29,284	36
Fleetmatics Group PLC (Ireland)*#	1,194	34
Globo PLC (United Kingdom)*	32,628	29
Ingenico (France)	730	66
NAVER (South Korea)	97	72
NQ Mobile, ADR (China)*#	5,168	39
NXP Semiconductor NV (Netherlands)*	4,000	248
Open Text (Canada)#	1,660	77
Opera Software ASA (Norway)	3,622	46
Qihoo 360 Technology, ADR (China)*	1,539	141
SAP AG, ADR (Germany)#	281	21
TE Connectivity (Switzerland)	2,420	144
Tencent Holdings (Hong Kong)	10,025	142
Wirecard AG (Germany)	2,142	94

		1,338

Materials — 0.9%
Dangote Cement PLC (Nigeria)	23,559	34
First Quantum Minerals (Canada)	1,448	30
James Hardie Industries PLC (Ireland)	3,868	52
LyondellBasell Industries NV, Cl A (Netherlands)	1,820	181
Methanex (Canada)	2,570	147
Randgold Resources, ADR (United Kingdom)	524	39
Sumitomo Metal Mining (Japan) (A)	3,000	46
Syngenta AG, ADR (Switzerland)	773	59

		588

Telecommunication Services — 0.5%
Rogers Communications, Cl B (Canada)	4,530	183
Softbank (Japan) (A)	1,051	76
Telenor ASA (Norway)	2,511	60

		319

	Number of Shares	Value (000)

Utilities — 0.1%
Red Electrica SA (Spain)	736	$63

		63

Total Foreign Common Stocks (Cost $5,826)		7,323

EXCHANGE-TRADED FUNDS — 12.4%
iShares MSCI EAFE Value Index†#	84,986	5,073
iShares MSCI Emerging Markets Index Fund†	49,011	2,085
iShares STOXX Europe 600 Banks DE†	3,170	89
SPDR ® S&P 500 ® ETF Trust	6,660	1,283

Total Exchange-Traded Funds (Cost $8,637)		8,530

MASTER LIMITED PARTNERSHIP — 0.1%

Energy — 0.1%
Enterprise Products Partners LP	980	73

Total Master Limited Partnership (Cost $56)		73

	Par (000)
ASSET-BACKED SECURITIES — 0.3%
Automotive — 0.2%
Nissan Auto Lease Trust,
Series 2013-A, Cl A3
0.610%, 04/15/16	$110	110

Credit Cards — 0.1%
Citibank Credit Card Issuance Trust,
Series 2013-A3, Cl A3
1.117%, 07/23/18	105	106

Total Asset-Backed Securities (Cost $215)		216

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.6%
Credit Suisse First Boston Mortgage Securities, Series 2005-C6, Cl A4 5.230%, 12/15/40 (D)	394	412

Total Commercial Mortgage-Backed Security (Cost $390)		412

CORPORATE BONDS — 13.3%
Aerospace — 0.1%
Spirit AeroSystems
6.750%, 12/15/20	66	71

Automotive — 0.2%
BorgWarner
4.625%, 09/15/20	60	66
Lear
8.125%, 03/15/20	25	27
5.375%, 03/15/24	50	51
Titan International
6.875%, 10/01/20 144A	25	26

		170

See Notes to Financial Statements.

	Par (000)	Value (000)

Cable — 0.9%
21st Century Fox America
8.450%, 08/01/34	$60	$86
AMC Networks
7.750%, 07/15/21	75	84
Belo
7.750%, 06/01/27	50	57
Comcast
4.250%, 01/15/33	75	77
DIRECTV Holdings LLC
4.600%, 02/15/21	105	115
Sinclair Television Group
6.375%, 11/01/21	25	26
Time Warner Entertainment LP
8.375%, 03/15/23	25	34
Viacom
3.250%, 03/15/23	120	118

		597

Consumer Discretionary — 0.1%
Hasbro
6.300%, 09/15/17	50	56

Consumer Services — 0.8%
Avon Products
5.000%, 03/15/23#	60	60
Cedar Fair LP
5.250%, 03/15/21	25	26
Felcor Lodging LP
10.000%, 10/01/14	25	26
5.625%, 03/01/23	35	36
H&E Equipment Services
7.000%, 09/01/22	25	28
Live Nation Entertainment
7.000%, 09/01/20 144A	50	55
LKQ
4.750%, 05/15/23	35	34
Palace Entertainment Holdings LLC
8.875%, 04/15/17 144A	50	52
Royal Caribbean Cruises
11.875%, 07/15/15	27	30
7.500%, 10/15/27	26	30
Sotheby’s
5.250%, 10/01/22 144A	25	24
Speedway Motorsports
6.750%, 02/01/19	50	53
Wynn Las Vegas LLC
7.875%, 05/01/20	25	27
5.375%, 03/15/22	55	57

		538

Energy — 2.0%
Boardwalk Pipelines LP
3.375%, 02/01/23	75	69
Cloud Peak Energy Resources LLC
8.500%, 12/15/19	50	54
Continental Resources
5.000%, 09/15/22	115	125
Denbury Resources
5.500%, 05/01/22	60	62
El Paso Pipeline Partners Operating LLC
6.500%, 04/01/20	55	65

	Par (000)	Value (000)

EQT
8.125%, 06/01/19	$60	$74
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	85	105
McDermott International
8.000%, 05/01/21 144A	40	40
Nexen Energy ULC
5.875%, 03/10/35	45	51
ONEOK Partners LP
6.125%, 02/01/41	35	41
Peabody Energy
6.500%, 09/15/20	70	71
Petrobras Global Finance BV
3.000%, 01/15/19	100	98
6.250%, 03/17/24	40	42
Petroleos Mexicanos
6.000%, 03/05/20	55	63
Range Resources
6.750%, 08/01/20	60	65
Rowan
4.875%, 06/01/22	75	80
4.750%, 01/15/24	25	26
Samson Investment
10.750%, 02/15/20 144A	25	26
Tesoro
5.375%, 10/01/22	60	63
Transocean
6.375%, 12/15/21	50	57
Whiting Petroleum
6.500%, 10/01/18	45	47
Williams Partners LP
4.125%, 11/15/20	55	59

		1,383

Financials — 2.5%
Abbey National Treasury Services PLC
3.050%, 08/23/18	40	42
American Express
7.000%, 03/19/18	75	90
Bank of America
5.625%, 07/01/20	130	150
4.000%, 04/01/24	45	46
Capital One Financial
3.500%, 06/15/23	88	88
Citigroup
6.125%, 11/21/17	115	132
5.500%, 09/13/25	55	61
Deutsche Bank AG
1.400%, 02/13/17	75	75
General Electric Capital (MTN)
5.500%, 01/08/20	50	58
Goldman Sachs Group (MTN)
5.375%, 03/15/20	55	62
HSBC Holdings PLC
5.100%, 04/05/21	105	120
International Lease Finance
4.875%, 04/01/15	50	51
JPMorgan Chase
6.125%, 06/27/17	40	45
4.625%, 05/10/21	40	44
3.375%, 05/01/23	60	59
7.900%, 04/29/49(D)	50	57

See Notes to Financial Statements.

P N C  B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1,  2 0 1 4

	Par (000)	Value (000)

Financials — continued
Morgan Stanley
4.750%, 03/22/17	$100	$109
4.875%, 11/01/22	65	69
Royal Bank of Canada
1.200%, 09/19/18	105	105
Royal Bank of Scotland Group PLC
6.000%, 12/19/23	60	64
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	100	102
Wells Fargo
5.900%, 12/29/49(D)	65	68

		1,697

Food, Beverage & Tobacco — 0.1%
Constellation Brands
8.375%, 12/15/14	50	52
HJ Heinz
4.250%, 10/15/20 144A	20	20
HJ Heinz Finance
6.750%, 03/15/32	20	21

		93

Healthcare — 0.7%
DaVita HealthCare Partners
5.750%, 08/15/22	50	54
Endo Finance LLC & Endo Finco
7.000%, 07/15/19 144A	45	48
Gilead Sciences
3.700%, 04/01/24	40	41
HCA
7.250%, 09/15/20	60	65
Hospira
5.800%, 08/12/23	65	73
Johnson & Johnson
5.950%, 08/15/37	60	77
Select Medical
6.375%, 06/01/21	25	26
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/21	65	67

		451

Industrials — 1.5%
Allegion US Holding
5.750%, 10/01/21 144A	25	26
Amphenol
4.000%, 02/01/22	50	52
Avnet
4.875%, 12/01/22	55	59
Ball
4.000%, 11/15/23	50	47
Bombardier
7.750%, 03/15/20 144A	50	57
Caterpillar
3.900%, 05/27/21	115	125
CNH Industrial Capital LLC
3.625%, 04/15/18	51	52
CRH America
4.125%, 01/15/16	75	79
DR Horton
3.625%, 02/15/18	60	61
Erickson
8.250%, 05/01/20 144A	24	24

	Par (000)	Value (000)

General Electric
4.125%, 10/09/42	$50	$49
Graphic Packaging International
7.875%, 10/01/18	40	42
Harsco
5.750%, 05/15/18	55	59
Huntington Ingalls Industries
6.875%, 03/15/18	50	53
Interface
7.625%, 12/01/18	55	58
Owens-Brockway Glass Container
7.375%, 05/15/16	50	56
PulteGroup
7.875%, 06/15/32	60	68
USG
7.875%, 03/30/20 144A	25	28
Valmont Industries
6.625%, 04/20/20	40	48

		1,043

Insurance — 0.5%
Allstate
5.750%, 08/15/53(D)	45	48
Aon
3.500%, 09/30/15	65	67
Berkshire Hathaway Finance
4.250%, 01/15/21	45	50
MetLife
6.400%, 12/15/66	65	73
Reinsurance Group of America
6.450%, 11/15/19	65	77

		315

Materials — 0.9%
Allegheny Technologies
5.875%, 08/15/23	60	65
ArcelorMittal
6.750%, 02/25/22	25	28
7.500%, 10/15/39	30	32
Carpenter Technology
4.450%, 03/01/23	65	67
Clearwater Paper
7.125%, 11/01/18	80	84
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	125	123
International Paper
7.500%, 08/15/21	50	64
Newmont Mining
3.500%, 03/15/22	55	52
PolyOne
7.375%, 09/15/20	50	55
Reliance Steel & Aluminum
4.500%, 04/15/23	45	46

		616

Real Estate Investment Trusts — 0.5%
Digital Realty Trust LP
5.875%, 02/01/20#	90	99
5.250%, 03/15/21	25	27
Health Care REIT
5.250%, 01/15/22	70	79

See Notes to Financial Statements.

	Par (000)	Value (000)
Real Estate Investment Trusts — continued
ProLogis LP
6.875%, 03/15/20	$50	$60
Realty Income
5.750%, 01/15/21	90	104

		369

Retail — 0.7%
Advance Auto Parts
5.750%, 05/01/20	75	86
Darden Restaurants
3.350%, 11/01/22	55	52
Hanesbrands
6.375%, 12/15/20	55	60
Kroger
3.400%, 04/15/22	60	61
L Brands
8.500%, 06/15/19	20	24
Sally Holdings LLC
6.875%, 11/15/19	50	55
Wal-Mart Stores
5.250%, 09/01/35	50	58
5.625%, 04/01/40	50	60

		456

Technology — 0.5%
Apple
3.850%, 05/04/43	130	120
Hewlett-Packard
4.375%, 09/15/21	75	81
KLA-Tencor
6.900%, 05/01/18	10	12
VeriSign
4.625%, 05/01/23	45	44
Xerox
6.400%, 03/15/16	50	55
Xilinx
3.000%, 03/15/21	45	45

		357

Telecommunications — 0.5%
AT&T
6.300%, 01/15/38	30	36
DigitalGlobe
5.250%, 02/01/21	35	34
GTE
6.940%, 04/15/28	85	107
SBA Telecommunications
5.750%, 07/15/20	25	26
Telefonica Emisiones SA Unipersonal
5.134%, 04/27/20	80	90
Verizon Communications
6.400%, 09/15/33	50	62

		355

Transportation — 0.1%
Jurassic Holdings III
6.875%, 02/15/21 144A	30	31
Penske Truck Leasing LP
3.750%, 05/11/17 144A	40	42

		73

	Par (000)	Value (000)

Utilities — 0.7%
Berkshire Hathaway Energy
6.125%, 04/01/36	$80	$99
Calpine
7.875%, 01/15/23 144A	50	56
DPL
6.500%, 10/15/16	65	70
Duke Energy
3.550%, 09/15/21	35	37
Duke Energy Carolinas LLC
4.000%, 09/30/42	10	10
Exelon Generation LLC
4.000%, 10/01/20	95	101
PPL Capital Funding
3.500%, 12/01/22	65	66
Toledo Edison
7.250%, 05/01/20	17	21

		460

Total Corporate Bonds (Cost $8,764)		9,100

MUNICIPAL BOND — 0.1%
Texas — 0.1%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	40	47

Total Municipal Bond (Cost $48)		47

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 7.6%

Federal Home Loan Mortgage Corporation — 0.4%
4.000%, 01/01/41	124	131
3.500%, 06/01/42	146	150

		281

Federal National Mortgage Association — 6.4%
5.500%, 07/01/33	5	6
5.500%, 05/01/35	35	40
5.000%, 08/01/40	232	258
5.000%, 07/01/41	210	233
4.500%, 06/01/40	259	284
4.500%, 10/01/40	71	77
4.500%, 01/01/41	158	171
4.500%, 03/01/41	143	155
4.500%, 04/01/41	213	231
4.000%, 03/01/26	44	47
4.000%, 12/01/40	127	134
4.000%, 01/01/41	172	183
4.000%, 02/01/41	154	163
4.000%, 02/01/42	155	165
4.000%, 07/01/42	202	214
3.500%, 01/01/26	120	127
3.500%, 10/01/26	115	122
3.500%, 01/01/28	225	239
3.500%, 03/01/41	143	147
3.500%, 06/01/42	183	188
3.500%, 10/01/42	193	199
3.500%, 11/01/42	171	176
3.500%, 02/01/43	141	145
3.000%, 06/01/27	168	175
3.000%, 11/01/42	188	186

See Notes to Financial Statements.

P N C   B a l a n c e d  A l l o c a t i o n  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1,  2 0 1 4

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
2.500%, 11/01/27	$352	$358

		4,423

Government National Mortgage Association — 0.8%
4.500%, 08/15/39	123	134
4.000%, 09/15/41	128	137
4.000%, 10/20/43	105	113
3.500%, 07/15/42	68	71
3.500%, 12/20/42	85	89

		544

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $5,154)		5,248

U.S. TREASURY OBLIGATIONS — 13.8%
U.S. Treasury Bonds — 2.3%
4.500%, 02/15/36	840	1,023
3.750%, 08/15/41	505	550

		1,573

U.S. Treasury Notes — 11.5%
3.000%, 09/30/16	895	947
2.625%, 11/15/20	170	177
2.250%, 01/31/15	1,710	1,735
2.125%, 08/15/21	55	55
1.625%, 08/15/22	450	428
1.500%, 08/31/18	680	686
0.875%, 12/31/16	295	297
0.375%, 01/15/16	930	932
0.250%, 09/15/14	590	590
0.250%, 01/31/15	2,040	2,042

		7,889

Total U.S. Treasury Obligations (Cost $9,447)		9,462

	Number of Shares
MONEY MARKET FUND — 4.7%
PNC Advantage Institutional Money Market Fund, Institutional Shares† (E)	3,248,727	$3,249

Total Money Market Fund (Cost $3,249)		3,249

Total Investments Before Short-Term Investment Purchased with Collateral from Securities Loaned – 99.6% (Cost $60,985)		68,353

SHORT-TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.7%

Money Market Fund — 0.7%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	491,904	492

Total Short-Term Investment Purchased with Collateral From Securities Loaned (Cost $492)‡		492

Value (000)

TOTAL INVESTMENTS — 100.3% (Cost $61,477)**	$68,845

Other Assets & Liabilities – (0.3)%	(228)

TOTAL NET ASSETS — 100.0%	$68,617

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $61,522.

Gross unrealized appreciation (000)	$8,142
Gross unrealized depreciation (000)	(819)

Net unrealized appreciation (000)	$7,323

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $482 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	All or a portion of the security has been segregated on the Fund’s books and records for open forward currency contracts.
(B)	Security fair valued using methods approved by the Board of Trustees.
(C)	Illiquid Security. Total value of illiquid securities is $0 (000) and represents 0.0% of net assets as of May 31, 2014.
(D)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2014.
(E)	All or a portion of the security has been segregated on the Fund’s books and records for open futures contracts.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $657 (000) and represents 1.0% of net assets as of May 31, 2014.

Forward Currency Contracts:

					Unrealized
		Contracts to	In Exchange	Contracts	Appreciation/
		Deliver	For	at Value	Depreciation
Settlement	Type	(000)	(000)	(000)	(000)

11/14	Sell*	JPY 45,000	$464	$443	$21

11/14	Sell*	JPY 14,700	150	145	5

11/14	Sell*	JPY 7,018	68	69	(1)

			$682	$657	$25

*Counterparty is State Street Bank

JPY — Japanese Yen

Assets in the amount of $619,593 have been segregated on the Fund’s books and records.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)

CAC40 Index	1	$61	06/23/14	$1

Nikkei 225®	1	142	06/13/14	–

		$203		$1

  Cash in the amount of $8,151 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

  Assets in the amount of $224,050 have been segregated on the Fund’s books and records.

See Notes to Financial Statements. 93

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Asset-Backed Securities	$–	$216	$–	$216

Commercial Mortgage-Backed Security	–	412	–	412

Common Stocks	24,693	–	–	24,693

Corporate Bonds	–	9,100	–	9,100

Exchange-Traded Funds	8,530	–	–	8,530

Foreign Common Stocks:

Austria	–	38	–	38

Belgium	90	–	–	90

Bermuda	150	–	–	150

Canada	707	–	–	707

China	216	–	–	216

Denmark	129	157	–	286

France	–	135	–	135

Germany	58	328	–	386

Hong Kong	257	207	–	464

Ireland	382	52	–	434

Israel	103	–	–	103

Japan	225	623	–	848

Kenya	–	27	–	27

Netherlands	470	45	–	515

Nigeria	34	–	–	34

Norway	–	133	–	133

Philippines	–	42	–	42

Russia	50	–	–	50

Singapore	–	27	–	27

South Korea	–	72	–	72

Spain	–	94	–	94

Sweden	–	150	–	150

Switzerland	820	416	–	1,236

United Kingdom	551	535	–	1,086

Master Limited Partnership	73	–	–	73

Money Market Fund	3,249	–	–	3,249

Municipal Bond	–	47	–	47

Short-Term Investment Purchased with Collateral From Securities Loaned	492	–	–	492

U.S. Government Agency Mortgage- Backed Obligations	–	5,248	–	5,248

U.S. Treasury Obligations	–	9,462	–	9,462

Total Assets - Investments in Securities	$41,279	$27,566	$–	$68,845

See Notes to Financial Statements.

P N C   B a l a n c e d   A l l o c a t i o n  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 4

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Other Financial Instruments

Forward Currency Contracts	$–	$26	$–	$26

Futures Contracts	1	–	–	1

Total Assets - Other Financial Instruments	$1	$26	$–	$27

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2014, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$492	$–	$492

Total Liabilities - Collateral Received for Loaned Securities	$–	$492	$–	$492

Other Financial Instruments

Forward Currency Contract	$–	$1	$–	$1

Total Liabilities - Other Financial Instruments	$–	$1	$–	$1

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C    I n t e r n a t i o n a l    E q u i t y    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — 92.9%
Consumer Discretionary — 17.1%
ASOS PLC (United Kingdom)*	60,061	$4,576
Barratt Developments PLC (United Kingdom)	1,185,879	7,108
Bellway PLC (United Kingdom)	285,827	6,615
Berkeley Group Holdings PLC (United Kingdom)	58,204	2,204
Bridgestone (Japan) (A)	65,902	2,394
Christian Dior SA (France)	31,300	6,549
Compass Group PLC (United Kingdom)	269,418	4,502
Dufry AG (Switzerland)*	15,702	2,598
Duni AB (Sweden)	417,000	6,564
Gtech SpA (Italy)	177,729	4,896
Inditex SA (Spain)	12,114	1,759
IPSOS (France)	83,483	3,317
LVMH Moet Hennessy Louis Vuitton SA (France)	19,937	3,966
Michael Kors Holdings (Hong Kong)*	61,930	5,845
Pandora A/S (Denmark)	50,646	3,758
Persimmon PLC (United Kingdom)	338,245	7,591
Rakuten (Japan) (A)	375,294	4,889
TAL Education Group, ADR (China)*#	91,803	2,110
Taylor Wimpey PLC (United Kingdom)	3,986,316	7,245
Thomas Cook Group PLC (United Kingdom)*	1,198,024	3,298
Toyota Motor (Japan) (A)	165,700	9,385
WPP PLC, ADR (United Kingdom)	23,592	2,547

		103,716

Consumer Staples — 8.5%
Anheuser-Busch InBev NV (Belgium)	44,190	4,852
Asahi Group Holdings (Japan)	201,300	5,696
Associated British Foods PLC (United Kingdom)	30,109	1,524
Greencore Group PLC (Ireland)	3,394,830	16,587
Koninklijke Ahold NV (Netherlands)	117,946	2,145
Magnit OJSC, GDR (Russia)	49,827	2,908
MEIJI Holdings (Japan)	83,734	5,296
Nestle SA (Switzerland)	78,257	6,144
OSIM International (Singapore)#	691,000	1,544
Puregold Price Club (Philippines)	2,499,000	2,389
Reckitt Benckiser Group PLC (United Kingdom)	30,746	2,632

		51,717

Energy — 4.5%
Etablissements Maurel et Prom (France)	333,300	5,731
Modec (Japan)# (A)	100,900	2,253
Sasol (South Africa)	114,450	6,441
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	19,901	2,372
Thai Oil PCL (Thailand)	3,352,150	5,080
Tullow Oil PLC (United Kingdom)	393,743	5,574

		27,451

Financials — 12.0%
AIA Group (Hong Kong)	784,638	3,939
Deutsche Wohnen AG (Germany)	158,075	3,509
DNB ASA (Norway)	300,744	5,657
Equity Bank (Kenya)	4,204,963	1,999
Hannover Rueck SE (Germany)	70,900	6,309
Hargreaves Lansdown PLC (United Kingdom)	158,372	3,238
Investor AB, Cl B (Sweden)	171,745	6,752
IRF European Finance Investments (United Kingdom)* (B) (C)	284,500	–
Mitsubishi Estate (Japan) (A)	227,000	5,544
Mitsubishi UFJ Financial Group (Japan) (A)	438,500	2,475
Muenchener Rueckversicherungs AG (Germany)	25,800	5,724

	Number of Shares	Value (000)

Nomura Holdings (Japan) (A)	445,000	$2,942
Sparebank 1 Sr Bank ASA (Norway)	423,848	4,184
Standard Chartered PLC (United Kingdom)	273,255	6,152
Svenska Handelsbanken AB, Cl A (Sweden)	120,200	6,117
Swiss Re AG (Switzerland)	32,285	2,873
UBS AG (Switzerland)#	179,055	3,604
Vib Vermoegen AG (Germany)	115,080	2,145

		73,163

Healthcare — 10.0%
Bayer AG (Germany)	47,280	6,844
Coloplast A/S, Cl B (Denmark)	28,924	2,499
GN Store Nord A/S (Denmark)	105,182	2,902
Jazz Pharmaceuticals PLC (Ireland)*	24,004	3,405
Meda AB, Cl A (Sweden)	193,355	3,385
Novartis AG (Switzerland)	68,166	6,133
Novo Nordisk A/S, ADR (Denmark)	166,701	7,048
Roche Holding AG (Switzerland)	27,804	8,195
Sawai Pharmaceutical (Japan) (A)	38,500	2,401
Shire PLC, ADR (Ireland)	26,963	4,675
Sonova Holding AG (Switzerland)	11,626	1,775
Teva Pharmaceutical Industries, ADR (Israel)	184,530	9,317
Transgene SA (France)*	146,862	2,020

		60,599

Industrials — 10.6%
ABB (Switzerland)	157,892	3,751
Ashtead Group PLC (United Kingdom)	305,895	4,521
BBA Aviation PLC (United Kingdom)	708,107	3,715
Canadian Pacific Railway (Canada)	31,458	5,270
Caverion (Finland)	250,138	2,661
FANUC (Japan) (A)	18,835	3,220
Hexagon AB, Cl B (Sweden)	91,351	2,873
Hexagon Composites ASA (Norway)	241,373	1,581
Kone OYJ, Cl B (Finland)#	126,000	5,192
Konecranes OYJ (Finland)	150,782	4,843
Koninklijke Philips NV (Netherlands)	78,035	2,461
Loomis AB, Cl B (Sweden)	160,631	4,519
Nabtesco (Japan) (A)	124,600	2,711
Rational AG (Germany)	10,829	3,363
SMC (Japan) (A)	12,100	3,177
Trevi Finanziaria Industriale SpA (Italy)	529,905	5,219
Weir Group PLC (United Kingdom)	77,382	3,399
YIT OYJ (Finland)	190,038	2,075

		64,551

Information Technology — 11.3%
Anritsu (Japan) (A)	143,800	1,494
ARM Holdings PLC, ADR (United Kingdom)	97,444	4,502
Axis Communications AB (Sweden)#	94,792	2,717
Blinkx PLC (United Kingdom)*	1,739,898	2,112
Fleetmatics Group PLC (Ireland)*#	68,689	1,958
Globo PLC (United Kingdom)*	1,976,708	1,731
Infosys, ADR (India)#	91,790	4,721
Ingenico (France)#	42,556	3,864
NAVER (South Korea)	5,619	4,185
NQ Mobile, ADR (China)*	391,905	2,974
Opera Software ASA (Norway)	211,319	2,706
Qihoo 360 Technology, ADR (China)*	92,013	8,449
Samsung Electronics (South Korea)	4,520	6,403
SAP AG, ADR (Germany)#	16,599	1,270

See Notes to Financial Statements.

P N C    I n t e r n a t i o n a l    E q u i t y    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 4

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Information Technology — continued
Taiwan Semiconductor
Manufacturing, ADR (Taiwan)	17,239	$354
Tencent Holdings (Hong Kong)	606,020	8,570
Wincor Nixdorf AG (Germany)	74,758	4,870
Wirecard AG (Germany)	132,326	5,778

		68,658

Materials — 13.5%
BASF SE (Germany)	51,800	5,970
BHP Billiton PLC (United Kingdom)	33,699	1,056
BHP Billiton PLC, ADR (United Kingdom)#	93,900	5,883
CRH PLC (Ireland)*	239,260	6,571
Dangote Cement PLC (Nigeria)	1,341,489	1,937
First Quantum Minerals (Canada)	88,059	1,857
Imerys SA (France)	64,352	5,395
James Hardie Industries PLC (Ireland)	227,670	3,047
LANXESS AG (Germany)	79,100	5,626
Methanex (Canada)	108,200	6,207
Randgold Resources, ADR (United Kingdom)	30,854	2,281
Rexam PLC (United Kingdom)	697,545	6,221
Showa Denko KK (Japan)	3,836,000	4,920
Solvay SA (Belgium)	38,150	6,172
Sumitomo Metal Mining (Japan) (A)	189,000	2,874
Symrise AG (Germany)	118,830	6,442
Syngenta AG (Switzerland)	7,677	2,955
Yara International ASA (Norway)	137,800	6,293

		81,707

Telecommunication Services — 4.1%
Deutsche Telekom AG (Germany)	358,400	6,052
Freenet AG (Germany)	177,619	5,521
KDDI (Japan)	90,800	5,426
Softbank (Japan) (A)	68,499	4,980
Telenor ASA (Norway)#	120,050	2,847

		24,826

Utilities — 1.3%
Guangdong Investment (Hong Kong)	3,796,000	4,219
Red Electrica SA (Spain)	41,269	3,540

		7,759

Total Foreign Common Stocks (Cost $459,930)		564,147

EXCHANGE-TRADED FUND — 0.7%
iShares STOXX Europe 600 Banks DE†	147,197	4,149

Total Exchange-Traded Fund (Cost $3,591)		4,149

MONEY MARKET FUND — 6.3%

PNC Advantage Institutional Money Market Fund, Institutional Shares† (D)	38,397,939	38,398

Total Money Market Fund (Cost $38,398)		38,398

Total Investments Before Short-Term Investment Purchased with Collateral from Securities Loaned – 99.9% (Cost $501,919)		606,694

	Number of Shares	Value (000)
SHORT-TERM INVESTMENT PURCHASED WITH COLLAT- ERAL FROM SECURITIES LOANED — 1.6%
Money Market Fund — 1.6%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	9,443,768	$9,444

Total Short-Term Investment Purchased with Collateral From Securities Loaned (Cost $9,444)‡		9,444
TOTAL INVESTMENTS — 101.5% (Cost $511,363)**		616,138
Other Assets & Liabilities – (1.5)%		(8,906)
TOTAL NET ASSETS — 100.0%		$607,232

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $513,769.

Gross unrealized appreciation (000)	$121,770
Gross unrealized depreciation (000)	(19,401)

Net unrealized appreciation (000)	$102,369

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $8,882 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	All or a portion of the security has been segregated on the Fund’s books and records for open forward currency contracts.
(B)	Security fair valued using methods approved by the Board of Trustees.
(C)	Illiquid Security. Total value of illiquid securities is $0 (000) and represents 0.0% of net assets as of May 31, 2014.
(D)	All or a portion of the security has been segregated on the Fund’s books and records for open futures contracts.

Forward Currency Contracts:

Settlement Month	Type	Contracts to Deliver (000)	In Exchange For (000)	Contracts at Value (000)	Unrealized Appreciation/ Depreciation (000)

11/14	Sell*	JPY 1,510,000	$15,588	$14,850	$738

11/14	Sell*	JPY 588,000	5,985	5,782	203

11/14	Sell*	JPY 1,287,850	12,390	12,665	(275)

			$33,963	$33,297	$666

*Counterparty is State Street Bank

JPY — Japanese Yen

Assets in the amount of $50,532,946 have been segregated on the Fund’s books and records.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation/ Depreciation (000)

CAC40 Index	47	$2,885	06/23/14	$27

DAX Index Future	15	4,832	06/20/14	345

Nikkei 225®	49	6,971	06/13/14	(2)

		$14,688		$370

Cash in the amount of $843,844 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $16,159,235have been segregated on the Fund’s books and records.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:
Exchange-Traded Fund	$4,149	$–	$–	$4,149
Foreign Common Stocks:
Austria	–	2,372	–	2,372
Belgium	–	11,024	–	11,024
Canada	13,334	–	–	13,334
China	13,535	–	–	13,535
Denmark	7,048	9,159	–	16,207
Finland	–	14,771	–	14,771
France	2,020	28,823	–	30,843
Germany	9,856	59,565	–	69,421
Hong Kong	5,845	16,728	–	22,573
India	4,721	–	–	4,721
Ireland	10,038	26,205	–	36,243
Israel	9,317	–	–	9,317
Italy	5,219	4,896	–	10,115
Japan	–	72,076	–	72,076
Kenya	–	1,999	–	1,999
Netherlands	2,461	2,145	–	4,606
Nigeria	1,937	–	–	1,937
Norway	6,293	16,974	–	23,267
Philippines	–	2,389	–	2,389
Russia	2,908	–	–	2,908
Singapore	–	1,544	–	1,544
South Africa	–	6,441	–	6,441
South Korea	–	10,588	–	10,588
Spain	–	5,299	–	5,299
Sweden	–	32,926	–	32,926
Switzerland	3,604	34,425	–	38,029
Taiwan	354	–	–	354
Thailand	–	5,080	–	5,080
United Kingdom	16,944	83,284	–	100,228
Money Market Fund	38,398	–	–	38,398
Short-Term Investment Purchased with Collateral From Securities Loaned	9,444	–	–	9,444

Total Assets - Investments in Securities	$167,425	$448,713	$–	$616,138

See Notes to Financial Statements.

P N C  I n t e r n a t i o n a l  E q u i t y  F u n d

S C H E D U L E    O F     I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Other Financial Instruments
Forward Currency Contracts	$–	$941	$–	$941
Futures Contracts	372	–	–	372

Total Assets - Other Financial Instruments	$372	$941	$–	$1,313

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2014, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:
Payable for collateral received for loaned securities	$–	$9,444	$–	$9,444

Total Liabilities - Collateral Received for Loaned Securities	$–	$9,444	$–	$9,444

Other Financial Instruments
Forward Currency Contract	$–	$275	$–	$275
Futures Contracts	2	–	–	2

Total Liabilities - Other Financial Instruments	$2	$275	$–	$277

The Fund held securities valued at $12,852 (000) as of May 31, 2013 that were transferred from Level 1 to Level 2 of the valuation hierarchy during the fiscal year ended May 31, 2014. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were being valued based on quoted prices as of May 31, 2013 that are now being fair value adjusted as of May 31, 2014. The value of securities that were transferred to Level 2 as of May 31, 2014 is $31,683 (000). (See Note 2 in Notes to Financial Statements).

The Fund held securities valued at $7,895 (000) as of May 31, 2013 that were transferred from Level 2 to Level 1 of the valuation hierarchy during the fiscal year ended May 31, 2014. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that were fair value adjusted as of May 31, 2013 that are now being valued based on quoted prices as of May 31, 2014. The value of securities that were transferred to Level 1 as of May 31, 2014 is $15,742 (000) . (See Note 2 in Notes to Financial Statements).

See Notes to Financial Statements.

At May 31, 2014, country diversification of the Fund was as follows:

Country Diversification	% of Net Assets	Value (000)

Foreign Common Stocks

United Kingdom	16.5%	$100,228

Japan	11.9	72,076

Germany	11.4	69,421

Switzerland	6.3	38,029

Ireland	6.0	36,243

Sweden	5.4	32,926

France	5.1	30,843

Norway	3.8	23,267

Hong Kong	3.7	22,573

Denmark	2.7	16,207

Finland	2.4	14,771

China	2.2	13,535

Canada	2.2	13,334

Belgium	1.8	11,024

South Korea	1.7	10,588

Italy	1.7	10,115

Israel	1.4	9,317

South Africa	1.1	6,441

Spain	0.9	5,299

Thailand	0.8	5,080

India	0.8	4,721

Netherlands	0.8	4,606

Russia	0.5	2,908

Philippines	0.4	2,389

Austria	0.4	2,372

Kenya	0.3	1,999

Nigeria	0.3	1,937

Singapore	0.3	1,544

Taiwan	0.1	354

Total Foreign Common Stocks	92.9	564,147

Exchange-Traded Fund	0.7	4,149

Money Market Fund	6.3	38,398

Total Investments Before Collateral for Loaned Securities	99.9	606,694

Short-Term Investment Purchased with Collateral for Loaned Securities	1.6	9,444

Total Investments	101.5	616,138

Other Assets and Liabilities	(1.5)	(8,906)

Net Assets	100.0%	$607,232

See Notes to Financial Statements.

P N C  L a r g e  C a p  C o r e  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)
COMMON STOCKS — 99.1%
Consumer Discretionary — 13.8%
CBS, Cl B	4,650	$277
Comcast, Cl A	7,350	384
Foot Locker	5,770	278
Hanesbrands	3,600	305
Home Depot	3,640	292
Las Vegas Sands	3,140	240
Magna International (Canada)	4,020	411
Polaris Industries	2,240	289
Walt Disney	6,850	576
Wyndham Worldwide	4,940	365

		3,417

Consumer Staples — 9.2%
Altria Group	8,390	349
Coca-Cola Enterprises	6,590	301
Constellation Brands, Cl A*	4,030	339
CVS Caremark	5,470	428
Kroger	8,820	421
Procter & Gamble	5,374	434

		2,272

Energy — 9.3%
ConocoPhillips	4,950	396
EOG Resources	3,960	419
Exxon Mobil	2,907	292
Helmerich & Payne	3,600	396
Schlumberger (Curacao)	5,470	569
Suncor Energy (Canada)	6,240	240

		2,312

Financials — 14.6%
ACE (Switzerland)	2,860	297
American Express	3,793	347
Discover Financial Services	4,780	283
Franklin Resources	5,400	298
Invesco (Bermuda)	7,490	275
JPMorgan Chase	8,840	491
Lincoln National	5,690	273
Regions Financial	19,880	203
SunTrust Banks	5,980	229
Travelers	3,590	335
Wells Fargo	11,852	602

		3,633

Healthcare — 14.8%
Aetna	5,850	454
Allergan	1,430	239
Amgen	2,910	338
Becton Dickinson	2,250	265
Gilead Sciences*	4,030	327
Johnson & Johnson	5,239	532
McKesson	2,310	438
Shire PLC, ADR (Ireland)	3,211	557
St. Jude Medical	4,120	267
Zimmer Holdings	2,410	251

		3,668

Industrials — 13.0%
B/E Aerospace*	3,450	334
Boeing	2,660	360
Delta Air Lines	11,990	478

	Number of Shares	Value (000)

General Electric	23,474	$629
Lockheed Martin	1,780	291
Manpowergroup	3,280	269
Quanta Services*	6,620	225
Union Pacific	1,485	296
United Technologies	3,000	348

		3,230

Information Technology — 19.0%
Apple	1,714	1,085
Cisco Systems	11,060	272
Google, Cl A*	519	297
Google, Cl C*	519	291
Microsoft	10,750	440
NXP Semiconductor NV (Netherlands)*	5,690	354
Oracle	11,693	491
QUALCOMM	4,650	374
Skyworks Solutions	8,410	364
TE Connectivity (Switzerland)	4,450	265
Visa, Cl A	1,080	232
Yahoo!*	7,330	254

		4,719

Materials — 2.4%
Methanex (Canada)	3,600	206
Packaging Corporation of America	5,540	383

		589

Telecommunication Services — 1.4%
Verizon Communications	6,720	336

Utilities — 1.6%
Wisconsin Energy	8,850	403
Total Common Stocks
(Cost $20,426)		24,579

EXCHANGE-TRADED FUND — 1.0%
SPDR ® S&P 500 ® ETF Trust	1,270	245
Total Exchange-Traded Fund
(Cost $235)		245

MONEY MARKET FUND — 0.3%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	82,073	82
Total Money Market Fund
(Cost $82)		82

TOTAL INVESTMENTS — 100.4%
(Cost $20,743)**		24,906
Other Assets & Liabilities – (0.4)%		(102)
TOTAL NET ASSETS — 100.0%		$24,804

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $20,756.

Gross unrealized appreciation (000)	$4,283
Gross unrealized depreciation (000)	(133)

Net unrealized appreciation (000)	$4,150

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:
Common Stocks	$24,579	$–	$–	$24,579
Exchange-Traded Fund	245	–	–	245
Money Market Fund	82	–	–	82

Total Assets - Investments in Securities	$24,906	$–	$–	$24,906

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  L a r g e  C a p  G r o w t h  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)
COMMON STOCKS — 98.0%
Consumer Discretionary — 19.9%
CBS, Cl B	17,180	$1,024
Comcast, Cl A	12,310	642
Foot Locker	28,810	1,388
Hanesbrands	15,200	1,289
Home Depot	12,780	1,025
Las Vegas Sands	8,780	672
Magna International (Canada)	11,510	1,178
Michael Kors Holdings (Hong Kong)*	9,600	906
Polaris Industries	8,150	1,051
Priceline Group*	570	729
Time Warner	15,820	1,105
Walt Disney	17,180	1,443
Wyndham Worldwide	12,090	894

		13,346

Consumer Staples — 10.4%
Altria Group	36,860	1,532
Coca-Cola Enterprises	22,940	1,047
Constellation Brands, Cl A*	8,010	674
CVS Caremark	11,650	912
Kimberly-Clark	5,850	657
Kroger	24,560	1,173
Rite Aid*	118,160	988

		6,983

Energy — 3.9%
EOG Resources	8,240	872
Helmerich & Payne	5,200	572
Oceaneering International	6,760	487
Schlumberger (Curacao)	6,770	704

		2,635

Financials — 6.2%
ACE (Switzerland)	6,260	649
Allstate	14,610	851
American Express	9,150	837
Extra Space Storage REIT	14,170	742
Franklin Resources	9,900	547
KKR LP* (A)	23,890	543

		4,169

Healthcare — 14.3%
Amgen	5,950	690
Becton Dickinson	8,270	973
Biogen Idec*	2,250	718
Covance*	9,230	774
Gilead Sciences*	14,270	1,159
Johnson & Johnson	8,750	888
McKesson	5,820	1,104
Shire PLC, ADR (Ireland)	3,650	633
St. Jude Medical	17,160	1,114
Thermo Fisher Scientific	5,610	656
Zimmer Holdings	8,050	840

		9,549

Industrials — 15.0%
Boeing	10,190	1,378
Delta Air Lines	26,280	1,049
Lockheed Martin	4,290	702
Manpowergroup	13,870	1,137
Snap-On	7,720	905

	Number of Shares	Value (000)

Southwest Airlines	39,550	$1,046
Trinity Industries	7,670	664
Union Pacific	4,620	920
United Rentals*	14,090	1,424
United Technologies	7,173	834

		10,059

Information Technology — 25.6%
Apple	5,558	3,518
Check Point Software Technologies (Israel)*	10,430	672
Google, Cl A*	2,120	1,212
Google, Cl C*	2,130	1,195
Jack Henry & Associates	13,920	807
Microsoft	29,480	1,207
NXP Semiconductor NV (Netherlands)*	22,060	1,370
Oracle	41,256	1,734
QUALCOMM	9,780	787
SanDisk	8,410	813
Skyworks Solutions	24,130	1,045
TE Connectivity (Switzerland)	13,340	793
Visa, Cl A	3,675	789
Western Digital	6,930	609
Yahoo!*	16,100	558

		17,109

Materials — 2.7%
Methanex (Canada)	14,220	812
Packaging Corporation of America	14,140	978

		1,790

Total Common Stocks
(Cost $50,736)		65,640

MONEY MARKET FUND — 1.9%
PNC Advantage Institutional Money Market Fund, Institutional Shares† (A)	1,292,538	1,293

Total Money Market Fund
(Cost $1,293)		1,293

TOTAL INVESTMENTS — 99.9%
(Cost $52,029)**		66,933
Other Assets & Liabilities – 0.1%		61
TOTAL NET ASSETS — 100.0%		$66,994

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $52,008.

Gross unrealized appreciation (000)	$15,280
Gross unrealized depreciation (000)	(355)

Net unrealized appreciation (000)	$14,925

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	All or a portion of the security has been segregated on the Fund’s books and records for open futures contracts.

See Notes to Financial Statements.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)
S&P 500® Composite Index	12	$1,132	06/20/14	$21

Cash in the amount of $51,900 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $1,788,056 have been segregated on the Fund’s books and records.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:
Common Stocks	$65,640	$–	$–	$65,640
Money Market Fund	1,293	–	–	1,293

Total Assets - Investments in Securities	$66,933	$–	$–	$66,933

Other Financial Instruments
Futures Contracts	$21	$–	$–	$21

Total Assets - Other Financial Instruments	$21	$–	$–	$21

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  L a r g e  C a p  V a l u e  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)
COMMON STOCKS — 99.1%
Consumer Discretionary — 10.2%
Comcast, Cl A	26,190	$1,367
Foot Locker	28,220	1,360
Hanesbrands	16,810	1,426
Magna International (Canada)	18,910	1,935
Time Warner	26,060	1,820
Walt Disney	20,590	1,730
Wyndham Worldwide	19,390	1,433
Wynn Resorts	7,840	1,685

		12,756

Consumer Staples — 4.5%
Coca-Cola Enterprises	37,860	1,728
CVS Caremark	30,680	2,403
Procter & Gamble	19,020	1,536

		5,667

Energy — 14.0%
Chevron	9,820	1,206
ConocoPhillips	40,060	3,203
Exxon Mobil	41,400	4,162
Helmerich & Payne	20,920	2,300
Schlumberger (Curacao)	17,570	1,828
Suncor Energy (Canada)	31,770	1,224
Valero Energy	39,930	2,238
Whiting Petroleum*	20,170	1,449

		17,610

Financials — 25.1%
ACE (Switzerland)	23,120	2,398
Allstate	31,520	1,836
Discover Financial Services	42,027	2,485
Extra Space Storage REIT	21,010	1,100
Franklin Resources	25,970	1,434
JPMorgan Chase	75,439	4,192
KKR LP*	47,990	1,091
Lincoln National	55,040	2,639
MetLife	41,190	2,098
Regions Financial	224,850	2,291
SunTrust Banks	65,970	2,528
Travelers	25,640	2,396
Wells Fargo	99,188	5,037

		31,525

Healthcare — 14.3%
Aetna	28,580	2,216
Amgen	15,970	1,852
Johnson & Johnson	37,180	3,772
McKesson	8,830	1,675
Merck	43,470	2,515
Pfizer	55,840	1,655
St. Jude Medical	33,860	2,198
Zimmer Holdings	19,750	2,061

		17,944

Industrials — 13.3%
Boeing	14,120	1,910
Delta Air Lines	58,630	2,340
General Electric	114,890	3,078
L-3 Communications Holdings	15,550	1,884
Manpowergroup	20,750	1,701
Quanta Services*	39,930	1,355

	Number of Shares	Value (000)

Union Pacific	7,140	$1,423
United Rentals*	18,910	1,911
United Technologies	9,810	1,140

		16,742

Information Technology — 9.6%
Apple	5,130	3,247
Cisco Systems	122,299	3,011
SanDisk	17,230	1,665
TE Connectivity (Switzerland)	28,580	1,699
Visa, Cl A	6,510	1,399
Yahoo!*	29,420	1,019

		12,040

Materials — 2.5%
Methanex (Canada)	25,220	1,440
Packaging Corporation of America	24,750	1,712

		3,152

Telecommunication Services — 2.2%
Level 3 Communications*	38,340	1,673
Verizon Communications	21,010	1,050

		2,723

Utilities — 3.4%
National Fuel Gas	26,900	2,018
Wisconsin Energy	48,750	2,219

		4,237

Total Common Stocks
(Cost $102,896)		124,396

EXCHANGE-TRADED FUND — 0.6%
iShares Russell 1000 Value Index Fund†	7,500	741

Total Exchange-Traded Fund
(Cost $710)		741

MONEY MARKET FUND — 0.1%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	136,983	137

Total Money Market Fund
(Cost $137)		137
TOTAL INVESTMENTS — 99.8%
(Cost $103,743)**		125,274
Other Assets & Liabilities – 0.2%		271
TOTAL NET ASSETS — 100.0%		$125,545

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $103,711.

Gross unrealized appreciation (000)	$22,021
Gross unrealized depreciation (000)	(458)

Net unrealized appreciation (000)	$21,563

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Common Stocks	$124,396	$–	$–	$124,396

Exchange-Traded Fund	741	–	–	741

Money Market Fund	137	–	–	137

Total Assets - Investments in Securities	$125,274	$–	$–	$125,274

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  M i d  C a p  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1,   2 0 1 4

	Number of Shares	Value (000)
COMMON STOCKS — 98.0%
Consumer Discretionary — 15.9%
American Axle & Manufacturing Holdings*	20,047	$372
CarMax*	6,520	289
Dollar Tree*	5,673	301
HSN	4,162	231
Madison Square Garden, Cl A*	5,142	282
Polaris Industries	1,842	237
Tractor Supply	4,485	292

		2,004

Consumer Staples — 2.8%
TreeHouse Foods*	4,648	348

Energy — 9.2%
Atwood Oceanics*	6,671	329
National Oilwell Varco	3,251	266
Oil States International*	3,976	428
World Fuel Services	2,849	132

		1,155

Financials — 28.7%
Affiliated Managers Group*	2,226	420
AmTrust Financial Services#	8,631	368
Bank of the Ozarks	6,291	371
Credit Acceptance*	1,567	205
Discover Financial Services	6,132	363
Eagle Bancorp*	11,943	382
Encore Capital Group*	6,160	267
Home BancShares	11,651	355
Portfolio Recovery Associates*	5,865	327
RLI	7,434	332
ViewPoint Financial Group	8,732	217

		3,607

Healthcare — 4.6%
Catamaran (Canada)*	6,947	304
MWI Veterinary Supply*	1,974	275

		579

Industrials — 22.6%
B/E Aerospace*	3,463	335
Colfax*	4,518	329
Dover	2,922	255
EnerSys	4,347	300
Esterline Technologies*	2,805	313
Genesee & Wyoming, Cl A*	2,660	259
Norfolk Southern	2,992	301
Parker Hannifin	2,258	283
Precision Castparts	832	210
TransDigm Group*	1,398	264

		2,849

Information Technology — 14.2%
Alliance Data Systems*	1,051	269
FactSet Research Systems#	1,207	129
Manhattan Associates*	6,012	195
Open Text (Canada)*#	2,525	118
OSI Systems*	6,171	352
Trimble Navigation*	10,861	392

	Number of Shares	Value (000)
WEX*	3,461	$333

		1,788

Total Common Stocks (Cost $10,321)		12,330

MONEY MARKET FUND — 2.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	243,381	243

Total Money Market Fund (Cost $243)		243

Total Investments Before Short-Term Investment Purchased with Collateral from Securities Loaned – 100.0% (Cost $10,564)		12,573
SHORT-TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 4.8%

Money Market Fund — 4.8%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	606,250	606

Total Short-Term Investment Purchased with Collateral From Securities Loaned (Cost $606)		606
TOTAL INVESTMENTS — 104.8% (Cost $11,170)**		13,179
Other Assets & Liabilities – (4.8)%		(599)
TOTAL NET ASSETS — 100.0%		$12,580

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $11,171.

Gross unrealized appreciation (000)	$2,120
Gross unrealized depreciation (000)	(112)

Net unrealized appreciation (000)	$2,008

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $580 (000).

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Common Stocks	$12,330	$–	$–	$12,330
Money Market Fund	243	–	–	243
Short-Term Investment Purchased with Collateral From Securities Loaned	606	–	–	606

Total Assets - Investments in Securities	$13,179	$–	$–	$13,179

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2014, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:
Payable for collateral received for loaned securities	$–	$606	$–	$606

Total Liabilities - Collateral Received for Loaned Securities	$–	$606	$–	$606

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  M i d  C a p  I n d e x  F u n d

C O N D E N S E D    S C H E D U L E    O F    I N V E S T M E N T S

M a y  31,  2014

	Number of Shares	Value (000)	Percentage of Net Assets†
COMMON STOCKS — 98.2%
Consumer Discretionary — 12.3%
Advance Auto Parts	135	$17	0.5%
Hanesbrands	174	15	0.5%
Jarden*	258	14	0.5%
LKQ*	653	18	0.6%
Polaris Industries	139	18	0.6%
Signet Jewelers (Bermuda)	130	14	0.4%
Other Securities	8,581	289	9.2%

		385	12.3%

Consumer Staples — 3.0%
Church & Dwight	292	20	0.6%
Energizer Holdings	127	15	0.5%
Other Securities	1,455	58	1.9%

		93	3.0%

Energy — 5.9%
Cimarex Energy	150	19	0.6%
HollyFrontier	432	21	0.7%
Oceaneering International	255	19	0.6%
Other Securities	2,229	124	4.0%

		183	5.9%

Financials — 23.0%
Affiliated Managers Group*	116	22	0.7%
Alleghany*	35	15	0.5%
Arthur J Gallagher	292	13	0.4%
Everest Re Group (Bermuda)	99	16	0.5%
Federal Realty Investment Trust REIT	132	16	0.5%
Fidelity National Financial, Cl A	469	16	0.5%
New York Community Bancorp	1,001	15	0.5%
Realty Income REIT	442	19	0.6%
SL Green Realty REIT	183	20	0.6%
UDR REIT	509	14	0.5%
Other Securities	16,359	550	17.7%

		716	23.0%

Healthcare — 9.2%
Cooper	106	14	0.4%
Endo International PLC (Ireland)*	266	19	0.6%
Henry Schein*	179	21	0.7%
Hologic*	550	13	0.4%
Mettler-Toledo International*	64	16	0.5%
Omnicare	205	13	0.4%
ResMed	308	15	0.5%
Universal Health Services, Cl B	173	16	0.5%
Other Securities	3,019	161	5.2%

		288	9.2%

Industrials — 16.8%
B/E Aerospace*	187	18	0.6%
Fortune Brands Home & Security	402	16	0.5%
Hubbell, Cl B	113	13	0.4%
JB Hunt Transport Services	195	15	0.5%
Manpower group	160	13	0.4%
Towers Watson, Cl A	134	15	0.5%
United Rentals*	140	14	0.5%

	Number of Shares	Value (000)	Percentage of Net Assets†

Wabtec	188	$15	0.5%
Other Securities	7,861	404	12.9%

		523	16.8%

Information Technology — 15.2%
ANSYS*	229	17	0.5%
Cree*	329	16	0.5%
Equinix*	101	20	0.7%
Gartner*	186	13	0.4%
Synopsys*	335	13	0.4%
Trimble Navigation*	506	18	0.6%
Other Securities	13,233	377	12.1%

		474	15.2%

Materials — 7.4%
Ashland	147	15	0.5%
Packaging Corporation of America	197	14	0.4%
Rock Tenn, Cl A	168	17	0.6%
Other Securities	3,687	185	5.9%

		231	7.4%

Telecommunication Services — 0.5%
Other Securities	522	16	0.5%

Utilities — 4.9%
Alliant Energy	228	13	0.4%
National Fuel Gas	175	13	0.4%
OGE Energy	435	16	0.5%
Other Securities	3,224	112	3.6%

		154	4.9%

Total Common Stocks (Cost $2,991)		3,063	98.2%

MONEY MARKET FUND — 1.4%
PNC Advantage Institutional
Money Market Fund, Institutional Shares††	43,744	44	1.4%

TOTAL INVESTMENTS — 99.6%
(Cost $3,035)**		3,107	99.6%

Other Assets & Liabilities		11	0.4%

TOTAL NET ASSETS		$3,118	100.0%

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $3,036.

Gross unrealized appreciation (000)	$184
Gross unrealized depreciation (000)	(113)

Net unrealized appreciation (000)	$71

†

“Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund or an investment in an affiliate. Some of the individual securities within this category may include non-income producing securities.

††	Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s largest 50 holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets and investments in affiliates. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete Schedule of Investments is available (i) without charge, upon request, by calling 1-800-622-FUND (3863); and (ii) on the SEC’s website at http://www.sec.gov.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Common Stocks	$3,063	$–	$–	$3,063
Money Market Fund	44	–	–	44

Total Assets - Investments in Securities	$3,107	$–	$–	$3,107

There were no transfers between Levels during the five-month period ended May 31, 2014.

See Notes to Financial Statements.

P N C   M u l t i - F a c t o r  S m a l l  C a p  C o r e  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1,  2 0 1 4

	Number of Shares	Value (000)
COMMON STOCKS — 94.5%
Consumer Discretionary — 11.2%
Buffalo Wild Wings*	1,801	$260
Cheesecake Factory	8,518	391
Churchill Downs	4,249	366
Domino’s Pizza	3,592	260
Drew Industries	5,423	263
G-III Apparel Group*	3,912	287
Grand Canyon Education*	11,699	515
Interval Leisure Group	18,896	387
Pool	6,076	351
Shiloh Industries*	10,837	196
Standard Motor Products	11,436	475
Unifi*	17,474	407
Wolverine World Wide	8,153	211

		4,369

Consumer Staples — 2.5%
Orchids Paper Products	9,154	276
Rite Aid*	24,470	205
Sanderson Farms	5,201	481

		962

Energy — 5.0%
Bonanza Creek Energy*	10,430	559
Matrix Service*	10,835	354
Navigator Holdings (Marshall Islands)*	11,668	286
REX American Resources*	5,020	349
RigNet*	8,374	397

		1,945

Financials — 21.9%
Allied World Assurance Company Holdings AG (Switzerland)	7,725	290
Banco Macro SA, ADR (Argentina)*#	8,256	261
Capital Bank Financial, Cl A*	24,580	596
CNO Financial Group	34,912	563
DiamondRock Hospitality REIT	41,659	517
Evercore Partners, Cl A	4,370	240
First Interstate Bancsystem	20,708	532
First Midwest Bancorp	17,815	285
GAMCO Investors, Cl A	7,370	561
Hatteras Financial REIT	20,468	415
Hilltop Holdings*	18,412	382
Home Loan Servicing Solutions (Cayman Islands)	12,598	281
LaSalle Hotel Properties REIT	11,365	375
Pinnacle Financial Partners	16,446	568
Portfolio Recovery Associates*	6,188	345
Protective Life	4,518	236
PS Business Parks REIT	4,738	399
Ryman Hospitality Properties REIT#	8,687	401
State Bank Financial	18,239	294
Summit Hotel Properties REIT	20,378	205
Tompkins Financial	4,998	231
Union Bankshares	11,356	284
WSFS Financial	4,215	286

		8,547

Healthcare — 12.4%
Alere*	6,429	230
Align Technology*	6,316	345
Anika Therapeutics*	4,749	222
Cantel Medical	10,805	376

	Number of Shares	Value (000)

Hanger*	9,690	$294
ICON PLC (Ireland)*	7,127	301
InterMune*	16,755	664
Natus Medical*	8,257	204
Neogen*	8,676	328
Omnicell*	17,836	473
Taro Pharmaceutical Industries (Israel)*#	1,418	151
Trinity Biotech PLC, ADR (Ireland)	10,940	262
U.S. Physical Therapy	11,209	376
Vascular Solutions*	29,790	610

		4,836

Industrials — 14.3%
Aceto	21,910	382
American Railcar Industries	5,670	370
CIRCOR International	3,917	299
Curtiss-Wright	8,120	541
DXP Enterprises*	6,186	430
Encore Wire	3,815	186
Gorman-Rupp	9,900	314
HEICO	5,795	302
Hyster-Yale Materials Handling	3,432	289
ITT	10,254	448
Landstar System	7,297	474
Multi-Color	6,099	214
MYR Group*	9,564	239
Rexnord*	18,157	464
Steelcase, Cl A	18,993	311
UniFirst	3,507	347

		5,610

Information Technology — 17.4%
ACI Worldwide*	4,278	232
Aspen Technology*	7,237	311
Blucora*	13,162	250
CACI International, Cl A*	3,378	241
Cardtronics*	10,522	305
Constant Contact*	8,985	266
CoreLogic*	5,825	166
Dealertrack Technologies*	5,131	204
Electronics For Imaging*	6,510	265
FARO Technologies*	4,829	205
FEI	2,898	242
Finisar*	8,720	207
GSI Group (Canada)*	31,857	386
MaxLinear, Cl A*	29,193	276
Measurement Specialties*	5,105	324
NetScout Systems*	9,594	373
Perficient*	10,996	194
QLogic*	31,508	313
Sanmina*	15,232	310
SS&C Technologies Holdings*	5,903	252
Super Micro Computer*	14,798	318
Synaptics*	4,522	308
Tyler Technologies*	4,376	342
Ultimate Software Group*	1,408	179
Zebra Technologies, Cl A*	4,665	347

		6,816

Materials — 6.3%
Arabian American Development*	28,730	300
Cytec Industries	2,876	286

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Materials — continued
KapStone Paper and Packaging*	18,487	$537
Minerals Technologies	8,924	553
Neenah Paper	4,439	217
PolyOne	14,464	580

		2,473

Telecommunication Services — 0.4%
Cogent Communications Holdings	4,353	160

Utilities — 3.1%
American States Water	11,220	340
Cleco	9,080	472
Empire District Electric	16,533	397

		1,209

Total Common Stocks (Cost $31,010)		36,927

MASTER LIMITED PARTNERSHIPS — 2.0%
Energy — 2.0%
Phillips 66 Partners LP	6,862	416
Susser Petroleum Partners LP	7,743	365

		781

Total Master Limited Partnerships (Cost $537)		781

EXCHANGE-TRADED FUND — 2.5%
iShares Russell 2000 Index Fund†#	8,432	951

Total Exchange-Traded Fund (Cost $934)		951

	Number of Shares	Value (000)
MONEY MARKET FUND — 1.4%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	548,074	$548

Total Money Market Fund
(Cost $548)		548

Total Investments Before Short-Term Investment Purchased with Collateral from Securities Loaned – 100.4%
(Cost $33,029)		39,207

SHORT-TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 1.0%
Money Market Fund — 1.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	407,640	408

Total Short-Term Investment Purchased with Collateral From Securities Loaned
(Cost $408)‡		408

TOTAL INVESTMENTS — 101.4%
(Cost $33,437)**		39,615

Other Assets & Liabilities – (1.4)%		(544)

TOTAL NET ASSETS — 100.0%		$39,071

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 33,478.

Gross unrealized appreciation (000)	$7,035
Gross unrealized depreciation (000)	(898)

Net unrealized appreciation (000)	$6,137

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $397 (000).
‡	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  C o r e  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,   2 0 1 4

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Common Stocks	$36,927	$–	$–	$36,927

Master Limited Partnerships	781	–	–	781

Exchange-Traded Fund	951	–	–	951

Money Market Fund	548	–	–	548

Short-Term Investment Purchased with Collateral From Securities Loaned	408	–	–	408

Total Assets - Investments in Securities	$39,615	$–	$–	$39,615

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2014, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$408	$–	$408

Total Liabilities - Collateral Received for Loaned Securities	$–	$408	$–	$408

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  G r o w t h  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)
COMMON STOCKS — 96.5%
Consumer Discretionary — 15.2%
Brinker International	4,494	$223
Carmike Cinemas*	5,597	193
China Lodging Group, ADR (Cayman Islands)*	8,878	223
Churchill Downs	2,481	214
Cracker Barrel Old Country Store	1,386	139
Cumulus Media, Cl A*	51,900	328
Domino’s Pizza	4,384	318
DSW, Cl A	5,486	137
Gentherm*	12,903	531
Graham Holdings, Cl B	207	140
Grand Canyon Education*	6,773	298
Interval Leisure Group	9,077	186
Kirkland’s*	17,918	318
LGI Homes*	11,704	187
Movado Group	3,246	124
Papa John’s International	8,674	376
Shiloh Industries*	9,181	166
Standard Motor Products	7,056	293
Sturm Ruger#	2,268	138
Tenneco*	5,964	380

		4,912

Consumer Staples — 2.6%
Hain Celestial Group*	4,789	435
J&J Snack Foods	4,327	405

		840

Energy — 2.4%
Bonanza Creek Energy*	4,923	264
Forum Energy Technologies*	8,851	292
RigNet*	4,312	205

		761

Financials — 8.1%
Capital Bank Financial, Cl A*	19,914	483
Cathay General Bancorp	6,799	163
Credit Acceptance*	2,841	371
First Interstate Bancsystem	12,116	311
GAMCO Investors, Cl A	3,782	288
MarketAxess Holdings	7,895	421
Regional Management*	15,385	222
Ryman Hospitality Properties REIT#	7,939	366

		2,625

Healthcare — 22.1%
Align Technology*	4,882	267
Amsurg*	6,961	315
Anika Therapeutics*	5,904	277
Auxilium Pharmaceuticals*#	12,040	269
Cantel Medical	16,024	557
Cyberonics*	3,978	242
DexCom*	4,478	151
Enanta Pharmaceuticals*#	6,700	254
Enzymotec (Israel)*#	7,488	110
Globus Medical, Cl A*	10,573	256
Halozyme Therapeutics*	65,507	518
ICON PLC (Ireland)*	7,782	329
InterMune*	11,119	441
Lannett*	9,426	394
Ligand Pharmaceuticals, Cl B*	6,673	445
Medicines*	8,887	248

	Number of Shares	Value (000)

Medidata Solutions*	3,164	$122
MWI Veterinary Supply*	2,121	296
Natus Medical*	9,443	233
Nektar Therapeutics*	11,086	130
Omnicell*	12,750	338
Questcor Pharmaceuticals#	2,180	196
Taro Pharmaceutical Industries (Israel)*	1,085	116
Teleflex	1,540	164
Vascular Solutions*	13,919	285
West Pharmaceutical Services	4,168	175

		7,128

Industrials — 16.3%
Alaska Air Group	1,334	131
AMERCO	1,179	326
Barrett Business Services	5,158	243
Corporate Executive Board	2,258	154
Curtiss-Wright	6,176	411
DXP Enterprises*	3,662	255
Dycom Industries*	10,743	320
G&K Services, Cl A	3,842	199
HEICO	2,836	148
Hyster-Yale Materials Handling	4,847	408
ITT	8,627	377
John Bean Technologies	9,128	261
Middleby*	504	120
Mueller Industries	11,536	332
Park-Ohio Holdings	3,729	196
Regal-Beloit	3,846	294
Rexnord*	7,250	185
Saia*	8,881	387
Teledyne Technologies*	5,414	513

		5,260

Information Technology — 22.5%
ACI Worldwide*	4,277	232
Ambarella (Cayman Islands)*#	7,718	200
ARRIS Group*	16,124	534
Aspen Technology*	7,177	308
Belden	3,223	232
CalAmp*	6,979	133
Cardtronics*	6,684	194
CoStar Group*	811	129
Electronics For Imaging*	12,824	522
Envestnet*	4,027	163
Euronet Worldwide*	3,717	175
Littelfuse	1,761	154
Luxoft Holding (British Virgin Islands)*	5,481	178
Manhattan Associates*	8,292	269
MAXIMUS	10,674	477
NetScout Systems*	12,140	472
PDF Solutions*	14,794	295
Power Integrations	6,620	333
Shutterstock*	1,771	115
Silicom (Israel)	3,434	164
Super Micro Computer*	7,684	165
Synaptics*	6,494	442
Syntel*	6,191	501
Tyler Technologies*	1,918	150
Ultimate Software Group*	2,294	292
Vantiv, Cl A*	5,542	172

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  G r o w t h  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,   2 0 1 4

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — continued
WEX*	2,707	$261

		7,262

Materials — 7.3%
Graphic Packaging Holding*	26,711	293
H.B. Fuller	11,264	539
KapStone Paper and Packaging*	13,285	386
Minerals Technologies	7,122	441
Neenah Paper	6,388	312
OCI Partners LP	13,394	264
Worthington Industries	3,419	138

		2,373

Total Common Stocks (Cost $25,165)		31,161

MASTER LIMITED PARTNERSHIPS — 2.6%
Energy — 2.6%
EQT Midstream Partners LP	6,917	568
Phillips 66 Partners LP	4,378	265

		833

Total Master Limited Partnerships (Cost $371)		833

MONEY MARKET FUND — 1.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	309,396	309

Total Money Market Fund (Cost $309)		309

Total Investments Before Short-Term Investment Purchased with Collateral from Securities Loaned – 100.1% (Cost $25,845)		32,303

	Number of Shares	Value (000)
SHORT-TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 4.0%
Money Market Fund — 4.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	1,300,396	$1,300

Total Short-Term Investment Purchased with Collateral From Securities Loaned (Cost $1,300)‡		1,300

TOTAL INVESTMENTS — 104.1% (Cost $27,145)**		33,603

Other Assets & Liabilities – (4.1)%		(1,311)

TOTAL NET ASSETS — 100.0%		$32,292

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $27,110.

Gross unrealized appreciation (000)	$7,997
Gross unrealized depreciation (000)	(1,504)

Net unrealized appreciation (000)	$6,493

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $1,260 (000).
‡	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Common Stocks	$31,161	$–	$–	$31,161

Master Limited Partnerships	833	–	–	833

Money Market Fund	309	–	–	309

Short-Term Investment Purchased with Collateral From Securities Loaned	1,300	–	–	1,300

Total Assets - Investments in Securities	$33,603	$–	$–	$33,603

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2014, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$1,300	$–	$1,300

Total Liabilities - Collateral Received for Loaned Securities	$–	$1,300	$–	$1,300

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  V a l u e  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)
COMMON STOCKS — 93.7%
Consumer Discretionary — 11.4%
Cavco Industries*	2,448	$188
Children’s Place Retail Stores	1,957	95
Core-Mark Holding	2,948	244
Denny’s*	80,100	521
G-III Apparel Group*	1,317	96
Hillenbrand	6,436	195
Iconix Brand Group*	4,884	205
Lifetime Brands	9,723	153
Lithia Motors, Cl A	2,477	194
Matthews International, Cl A	4,802	197
New Media Investment Group*	5,186	72
Smith & Wesson Holding*#	7,165	114
Steven Madden*	3,097	99
Sturm Ruger#	2,676	162
Tenneco*	3,005	191
Vail Resorts	1,453	101

		2,827

Consumer Staples — 0.8%
Inter Parfums	3,170	94
Inventure Foods*	8,842	109

		203

Energy — 4.6%
Delek US Holdings	3,196	99
Green Plains#	6,608	193
Matrix Service*	8,618	281
REX American Resources*	2,340	163
San Juan Basin Royalty Trust#	20,992	393

		1,129

Financials — 40.1%
American Equity Investment Life Holding	10,623	239
Aspen Insurance Holdings (Bermuda)	2,625	121
Banco Latinoamericano de Comercio Exterior SA, Cl E (Panama)	15,755	421
BBCN Bancorp	7,159	109
BBVA Banco Frances SA, ADR (Argentina)*	10,054	97
BofI Holding*	1,497	115
C&F Financial	5,647	197
Carlyle Group LP#	17,340	537
Chesapeake Lodging Trust REIT	17,560	512
Citizens & Northern	13,259	248
CNO Financial Group	9,316	150
Community Bank System	3,578	127
Customers Bancorp*	5,007	95
CYS Investments REIT	65,722	607
Dime Community Bancshares	13,671	207
EverBank Financial	10,585	202
Federated Investors, Cl B#	4,014	113
First Commonwealth Financial	33,843	291
FirstMerit	6,844	128
Fulton Financial	14,519	174
Gramercy Property Trust REIT	19,205	113
Heartland Financial USA	15,201	368
Heritage Financial	29,373	463
HFF, Cl A	8,044	260
Home BancShares	3,221	98
Horace Mann Educators	5,835	170
Invesco Mortgage Capital REIT	28,463	506
Lakeland Financial	2,606	94

	Number of Shares	Value (000)

LTC Properties REIT	6,702	$266
MarketAxess Holdings	3,204	171
National Western Life Insurance, Cl A	931	228
New Residential Investment REIT	68,730	436
Newcastle Investment REIT	29,292	141
Och-Ziff Capital Management Group, Cl A	7,709	102
PacWest Bancorp	2,193	89
Potlatch REIT	6,608	265
Prosperity Bancshares	2,072	120
Retail Properties of America, Cl A REIT	10,423	157
Symetra Financial	30,432	635
Umpqua Holdings#	6,634	110
United Financial Bancorp	19,458	262
Walker & Dunlop*	6,170	91
Western Asset Mortgage Capital REIT	6,998	101

		9,936

Healthcare — 6.5%
Addus HomeCare*	12,714	289
Alliance HealthCare Services*	6,235	186
Amsurg*	2,992	135
Horizon Pharma*#	15,409	219
Lannett*	4,278	179
Owens & Minor	3,188	111
Repligen*	17,517	337
Team Health Holdings*	3,184	162

		1,618

Industrials — 9.8%
AAR	4,035	98
AerCap Holdings NV (Netherlands)*	3,206	151
AO Smith	4,892	242
Barrett Business Services	4,393	207
Covanta Holding	22,397	428
Hawaiian Holdings*	12,727	197
Hexcel*	5,227	215
Huntington Ingalls Industries	2,807	280
Kaman	3,018	128
Lennox International	1,563	133
Taser International*	13,667	181
UniFirst	1,814	179

		2,439

Information Technology — 9.1%
Alliance Fiber Optic Products#	5,412	110
Ambarella (Cayman Islands)*#	3,622	94
AVG Technologies NV (Netherlands)*	5,295	102
Canadian Solar (Canada)*	2,846	73
Clearfield*	6,055	103
Convergys	5,860	128
Hackett Group	18,265	111
JinkoSolar Holding, ADR (Cayman Islands)*#	3,400	95
Pericom Semiconductor*	24,407	218
Plexus*	4,835	202
Sanmina*	11,399	232
Silicon Motion Technology, ADR (Taiwan)#	8,176	136
SYNNEX*	3,325	220
Tessco Technologies	6,912	211
TriQuint Semiconductor*	6,377	99
Ultra Clean Holdings*	15,298	127

		2,261

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Materials — 4.6%
Globe Specialty Metals	16,554	$331
Handy & Harman*	8,081	178
Olympic Steel	7,221	171
Worthington Industries	11,316	456

		1,136

Telecommunication Services — 1.4%
Straight Path Communications, Cl B*	3,918	37
Telecom Argentina SA, ADR (Argentina)#	14,716	318

		355

Utilities — 5.4%
Cleco	7,451	388
El Paso Electric	4,315	164
NorthWestern	5,750	276
Otter Tail	7,411	212
Piedmont Natural Gas	8,259	296

		1,336

Total Common Stocks (Cost $20,656)		23,240

MASTER LIMITED PARTNERSHIPS — 5.8%
Energy — 5.8%
EQT Midstream Partners LP	4,081	335
Global Partners LP#	9,864	404
MPLX LP	2,166	124
NGL Energy Partners LP#	14,222	569

		1,432

Total Master Limited Partnerships (Cost $1,277)		1,432

MONEY MARKET FUND — 0.3%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	90,867	91

Total Money Market Fund (Cost $91)		91

Total Investments Before Short-Term Investment Purchased with Collateral from Securities Loaned – 99.8% (Cost $22,024)		24,763

	Number of Shares	Value (000)
SHORT-TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 9.1%
Money Market Fund — 9.1%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	2,245,045	$2,245

Total Short-Term Investment Purchased with Collateral From Securities Loaned (Cost $2,245)‡		2,245

TOTAL INVESTMENTS — 108.9% (Cost $24,269)**		27,008
Other Assets & Liabilities – (8.9)%		(2,201)
TOTAL NET ASSETS — 100.0%		$24,807

* Non-income producing security

** Aggregate cost for Federal income tax purposes is (000) $24,232.

Gross unrealized appreciation (000)	$3,759
Gross unrealized depreciation (000)	(983)

Net unrealized appreciation (000)	$2,776

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $2,152 (000).
‡	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  M u l t i - F a c t o r  S m a l l  C a p  V a l u e  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Common Stocks	$23,240	$–	$–	$23,240

Master Limited Partnerships	1,432	–	–	1,432

Money Market Fund	91	–	–	91

Short-Term Investment Purchased with Collateral From Securities Loaned	2,245	–	–	2,245

Total Assets - Investments in Securities	$27,008	$–	$–	$27,008

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2014, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$2,245	$–	$2,245

Total Liabilities - Collateral Received for Loaned Securities	$–	$2,245	$–	$2,245

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  S & P  5 0 0  I n d e x  F u n d

C O N D E N S E D    S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)	Percentage of Net Assets†
COMMON STOCKS — 98.8%
Consumer Discretionary — 11.9%
Amazon.com*	3,707	$1,159	0.7%
Comcast, Cl A	25,659	1,339	0.8%
Home Depot	13,729	1,102	0.6%
McDonald’s	9,836	998	0.6%
Walt Disney	15,883	1,334	0.8%
Other Securities	265,279	14,089	8.4%

		20,021	11.9%

Consumer Staples — 9.8%
Altria Group	19,593	814	0.5%
Coca-Cola	36,930	1,511	0.9%
CVS Caremark	11,484	899	0.6%
PepsiCo	14,790	1,306	0.8%
Philip Morris International	15,371	1,361	0.8%
Procter & Gamble	26,897	2,173	1.3%
Wal-Mart Stores	15,795	1,213	0.7%
Other Securities	121,696	7,111	4.2%

		16,388	9.8%

Energy — 10.4%
Chevron	18,550	2,278	1.4%
ConocoPhillips	11,608	928	0.5%
Exxon Mobil	42,009	4,223	2.5%
Occidental Petroleum	8,120	809	0.5%
Schlumberger (Curacao)	12,609	1,312	0.8%
Other Securities	132,118	7,956	4.7%

		17,506	10.4%

Financials — 15.5%
American Express	8,840	809	0.5%
American International Group	14,153	765	0.4%
Bank of America	97,460	1,476	0.9%
Berkshire Hathaway, Cl B* (A)	17,433	2,237	1.3%
BlackRock†	1,214	370	0.2%
Citigroup	27,883	1,327	0.8%
JPMorgan Chase	35,199	1,956	1.1%
PNC Financial Services Group†	5,005	427	0.3%
Wells Fargo	45,536	2,312	1.4%
Other Securities	305,775	14,438	8.6%

		26,117	15.5%

Healthcare — 13.1%
AbbVie	14,907	810	0.5%
Amgen	7,187	833	0.5%
Bristol-Myers Squibb	15,944	793	0.5%
Gilead Sciences*	15,037	1,221	0.7%
Johnson & Johnson	27,440	2,784	1.6%
Merck	28,984	1,677	1.0%
Pfizer	61,451	1,821	1.1%
Other Securities	155,059	12,059	7.2%

		21,998	13.1%

Industrials — 10.7%
3M	6,072	866	0.5%
Boeing	6,601	893	0.5%
General Electric	97,542	2,613	1.6%
Union Pacific	4,396	876	0.5%
United Technologies	8,083	939	0.6%

	Number of Shares	Value (000)	Percentage of Net Assets†

Other Securities	160,835	$11,727	7.0%

		17,914	10.7%

Information Technology — 18.5%
Apple	8,707	5,511	3.3%
Cisco Systems	49,559	1,220	0.7%
Facebook, Cl A*	16,993	1,076	0.6%
Google, Cl A*	2,720	1,555	0.9%
Google, Cl C*	2,720	1,526	0.9%
Intel	47,130	1,287	0.8%
International Business Machines	9,336	1,721	1.0%
Microsoft	69,459	2,844	1.7%
Oracle	33,647	1,414	0.9%
QUALCOMM	15,919	1,281	0.8%
Visa, Cl A	4,930	1,059	0.6%
Other Securities	249,965	10,565	6.3%

		31,059	18.5%

Materials — 3.5%
Other Securities	92,257	5,825	3.5%

Telecommunication Services — 2.4%
AT&T	48,815	1,732	1.0%
Verizon Communications	39,761	1,986	1.2%
Other Securities	21,515	335	0.2%

		4,053	2.4%

Utilities — 3.0%
Other Securities	110,172	5,105	3.0%

Total Common Stocks (Cost $83,256)		165,986	98.8%

MONEY MARKET FUND — 0.7%
PNC Advantage Institutional Money Market Fund, Institutional Shares†† (A)	1,128,992	1,129	0.7%

Total Money Market Fund (Cost $1,129)		1,129	0.7%

Total Investments Before Short-Term Investment Purchased with Collateral from Securities Loaned (Cost $84,385)		167,115	99.5%

SHORT-TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.1%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	194,518	195	0.1%

Total Short-Term Investment Purchased with Collateral From Securities Loaned (Cost $195)‡		195	0.1%

TOTAL INVESTMENTS — 0.1% (Cost $84,580)**		167,310	99.6%

Other Assets & Liabilities		611	0.4%

TOTAL NET ASSETS		$167,921	100.0%

See Notes to Financial Statements.

P N C  S & P  5 0 0  I n d e x  F u n d

C O N D E N S E D    S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 90,529.

Gross unrealized appreciation (000)	$83,120
Gross unrealized depreciation (000)	(6,339)

Net unrealized appreciation (000)	$76,781

†

“Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund or an investment in an affiliate. Some of the individual securities within this category may include securities fully or partially on loan and/or non-income producing securities. Total Value of Securities on Loan is $190 (000).

††	Affiliated Holding. See Note 3 in Notes to Financial Statements.
‡	See Note 9 in Notes to Financial Statements.
(A)	All or a portion of the security has been segregated on the Fund’s books and records for open futures contracts.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)

S&P 500®Mini Composite Index	18	$1,655	06/21/14	$73

Cash in the amount of $77,857 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $1,821,446 have been segregated on the Fund’s books and records.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s largest 50 holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets and investments in affiliates. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete Schedule of Investments is available (i) without charge, upon request, by calling 1-800-622-FUND (3863); and (ii) on the SEC’s website at http://www.sec.gov.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Common Stocks	$165,986	$–	$–	$165,986

Money Market Fund	1,129	–	–	1,129

Short-Term Investment Purchased with Collateral From Securities Loaned	195	–	–	195

Total Assets - Investments in Securities	$167,310	$–	$–	$167,310

Other Financial Instruments

Futures Contracts	$73	$–	$–	$73

Total Assets - Other Financial Instruments	$73	$–	$–	$73

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2014, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$195	$–	$195

Total Liabilities - Collateral Received for Loaned Securities	$–	$195	$–	$195

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  S m a l l  C a p  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)
COMMON STOCKS — 96.5%
Consumer Discretionary — 16.1%
American Axle & Manufacturing Holdings*	681,470	$12,634
Dorman Products*	241,580	12,835
Hibbett Sports*#	202,990	10,675
HSN	176,260	9,804
Madison Square Garden, Cl A*	196,070	10,754
Outerwall*#	93,310	6,600
Penn National Gaming*	412,140	4,806
Wolverine World Wide	204,040	5,279

		73,387

Consumer Staples — 2.9%
Boston Beer, Cl A*#	33,140	7,105
TreeHouse Foods*	80,570	6,039

		13,144

Energy — 4.3%
Atwood Oceanics*	91,960	4,538
Oil States International*	57,730	6,211
World Fuel Services	187,880	8,710

		19,459

Financials — 32.3%
AmTrust Financial Services#	435,864	18,611
Bank of the Ozarks	328,640	19,403
Credit Acceptance*	81,990	10,708
Eagle Bancorp*	271,796	8,689
Encore Capital Group*#	133,300	5,771
First Cash Financial Services*	98,900	5,194
First Financial Holdings	96,500	5,681
FirstService (Canada)	125,260	6,254
Home BancShares	225,340	6,875
Portfolio Recovery Associates*	343,820	19,182
RLI#	241,730	10,781
ViewPoint Financial Group	380,990	9,468
Virtus Investment Partners*	79,240	14,619
World Acceptance*#	68,660	5,423

		146,659

Healthcare — 10.0%
Bio-Reference Labs*#	198,616	5,315
Corvel*	184,808	8,726
MWI Veterinary Supply*	85,720	11,959
Neogen*	214,955	8,123
PAREXEL International*	225,860	11,395

		45,518

Industrials — 16.7%
Actuant, Cl A	273,660	9,723
B/E Aerospace*	110,510	10,692
Colfax*	130,910	9,529
EnerSys	226,160	15,614
Esterline Technologies*	88,090	9,818
Genesee & Wyoming, Cl A*	65,980	6,423
HEICO	139,941	7,289
Wesco Aircraft Holdings*	311,490	6,772

		75,860

Information Technology — 12.0%
Advent Software	227,420	6,882
Manhattan Associates*	328,820	10,673

	Number of Shares	Value (000)

Open Text (Canada)#	177,240	$8,258
OSI Systems*	217,740	12,400
Tyler Technologies*	79,900	6,243
WEX*	105,520	10,160

		54,616

Materials — 2.2%
Balchem	184,305	10,163

Total Common Stocks (Cost $328,170)		438,806

MONEY MARKET FUND — 3.9%
PNC Advantage Institutional Money Market Fund, Institutional Shares† (A)	17,793,769	17,794

Total Money Market Fund (Cost $17,794)		17,794

Total Investments Before Short-Term Investment Purchased with Collateral from Securities Loaned – 100.4% (Cost $345,964)		456,600

SHORT-TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 9.2%
Money Market Fund — 9.2%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	41,869,562	41,870

Total Short-Term Investment Purchased with Collateral From Securities Loaned (Cost $41,870)‡		41,870

TOTAL INVESTMENTS — 109.6% (Cost $387,834)**		498,470

Other Assets & Liabilities – (9.6)%		(43,633)

TOTAL NET ASSETS — 100.0%		$454,837

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $388,600.

Gross unrealized appreciation (000)	$113,469
Gross unrealized depreciation (000)	(3,599)

Net unrealized appreciation (000)	$109,870

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $40,266 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	All or a portion of the security has been segregated on the Fund’s books and records for open futures contracts.

See Notes to Financial Statements.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Depreciation (000)

Russell Mini	10	$1,172	06/20/14	$(38)

    Cash in the amount of $51,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

    Assets in the amount of $1,288,674 have been segregated on the Fund’s books and records.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Common Stocks	$438,806	$–	$–	$438,806

Money Market Fund	17,794	–	–	17,794

Short-Term Investment Purchasedwith Collateral From Securities Loaned	41,870	–	–	41,870

Total Assets - Investments in Securities	$498,470	$–	$–	$498,470

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2014, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$41,870	$–	$41,870

Total Liabilities - Collateral Received for Loaned Securities	$–	$41,870	$–	$41,870

Futures Contracts	38	–	–	38

Total Liabilities - Other Financial Instruments	$38	$–	$–	$38

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  S m a l l  C a p  I n d e x  F u n d

C O N D E N S E D    S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)	Percentage of Net Assets†
COMMON STOCKS — 98.8%
Consumer Discretionary — 12.8%
Brunswick	280	$12	0.2%
Dana Holding	460	10	0.2%
Kate Spade*	370	14	0.3%
Live Nation Entertainment*	440	10	0.2%
Tenneco*	190	12	0.2%
Other Securities	23,533	573	11.7%

		631	12.8%

Consumer Staples — 3.9%
Darling International*	490	10	0.2%
Hain Celestial Group*	120	11	0.2%
Rite Aid*	2,260	19	0.4%
United Natural Foods*	150	10	0.2%
Other Securities	4,481	143	2.9%

		193	3.9%

Energy — 5.8%
Kodiak Oil & Gas (Canada)*	830	11	0.2%
Targa Resources	100	11	0.2%
Other Securities	17,094	262	5.4%

		284	5.8%

Financials — 23.3%
American Realty Capital Properties REIT	1,449	18	0.4%
CNO Financial Group	690	11	0.2%
Highwoods Properties REIT	280	11	0.2%
LaSalle Hotel Properties REIT	320	11	0.2%
NorthStar Realty Finance REIT	964	16	0.3%
PacWest Bancorp	291	12	0.3%
Prosperity Bancshares	186	11	0.2%
RLJ Lodging Trust REIT	380	10	0.2%
Other Securities	56,799	1,048	21.3%

		1,148	23.3%

Healthcare — 12.1%
Align Technology*	226	12	0.3%
Alnylam Pharmaceuticals*	177	11	0.2%
athenahealth*	110	14	0.3%
Centene*	170	13	0.3%
InterMune*	308	12	0.2%
Isis Pharmaceuticals*	345	10	0.2%
Questcor Pharmaceuticals	160	14	0.3%
Team Health Holdings*	210	11	0.2%
WellCare Health Plans*	136	11	0.2%
Other Securities	28,981	485	9.9%

		593	12.1%

Industrials — 14.8%
Acuity Brands	130	16	0.4%
EnerSys*	150	10	0.2%
Esterline Technologies*	98	11	0.2%
HEICO	206	11	0.2%
Middleby*	58	14	0.3%
Moog, Cl A*	140	10	0.2%
Spirit Airlines*	190	11	0.2%
Teledyne Technologies*	117	11	0.2%
Other Securities	23,796	633	12.9%

		727	14.8%

	Number of Shares	Value (000)	Percentage of Net Assets†

Information Technology — 17.1%
ARRIS Group*	360	$12	0.3%
Aspen Technology*	290	12	0.3%
Belden	136	10	0.2%
CoStar Group*	88	14	0.3%
FEI	130	11	0.2%
PTC*	370	14	0.3%
SunEdison*	823	16	0.3%
Ultimate Software Group*	86	11	0.2%
WEX*	120	11	0.2%
Other Securities	36,085	728	14.8%

		839	17.1%

Materials — 5.0%
Axiall	220	10	0.2%
PolyOne	310	12	0.3%
Other Securities	11,304	222	4.5%

		244	5.0%

Telecommunication Services — 0.6%
Other Securities	3,763	32	0.6%

Utilities — 3.4%
Cleco	190	10	0.2%
Dynegy*	315	11	0.2%
Other Securities	4,140	147	3.0%

		168	3.4%

Total Common Stocks
(Cost $4,969)		4,859	98.8%

MONEY MARKET FUND — 1.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares††	46,409	46	1.0%

Total Money Market Fund
(Cost $46)		46	1.0%

TOTAL INVESTMENTS — 99.8%
(Cost $5,015)**		4,905	99.8%

Other Assets & Liabilities		12	0.2%

TOTAL NET ASSETS		$4,917	100.0%

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $5,015.

Gross unrealized appreciation (000)	$288
Gross unrealized depreciation (000)	(398)

Net unrealized depreciation (000)	$(110)

†

“Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund or an investment in an affiliate. Some of the individual securities within this category may include non-income producing securities.

††	Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s largest 50 holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets and investments in affiliates. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete Schedule of Investments is available (i) without charge, upon request, by calling 1-800-622-FUND (3863); and (ii) on the SEC’s website at http://www.sec.gov.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Common Stocks	$4,859	$–	$–	$4,859

Money Market Fund	46	–	–	46

Total Assets - Investments in Securities	$4,905	$–	$–	$4,905

There were no transfers between Levels during the five-month period ended May 31, 2014.

See Notes to Financial Statements.

P N C   E q u i t y   F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    (0 0 0)

M a y  3 1,  2014

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Fund	Large Cap Growth Fund
ASSETS
Investments in non-affiliates at value	$57,857	$564,147	$24,824	$65,640
Investments in affiliates at value	10,496	42,547	82	1,293
Short-term investment in affiliates purchased with collateral from securities loaned at value	492	9,444	–	–

Total Investments at value(1)(2)	68,845	616,138	24,906	66,933

Initial margin held by broker for open futures contracts	8	844	–	52
Receivable for investments sold	117	307	–	613
Receivable for shares of beneficial interest issued	103	490	–	9
Variation margin receivable from broker for open futures contracts	–	–	–	11
Dividends and interest receivable	248	1,621	50	88
Foreign currency, at value(3)	5	302	–	–
Net unrealized appreciation on forward currency contracts	26	941	–	–
Receivable from Underwriter	8	10	3	22
Prepaid expenses	23	31	18	18
Other assets	8	33	6	15

Total Assets	69,391	620,717	24,983	67,761

LIABILITIES
Payable for collateral received for loaned securities	492	9,444	–	–
Payable for shares of beneficial interest redeemed	7	181	148	2
Payable for investment securities purchased	177	2,997	–	669
Variation margin payable from broker for open futures contracts	–	19	–	–
Net unrealized depreciation on forward currency contracts	1	275	–	–
Investment advisory fees payable	36	390	10	37
12b-1 fees payable
Class A	4	4	1	5
Class C	1	1	–	–
Shareholder servicing fees payable
Class A	2	3	1	3
Administration fees payable	5	38	2	5
Custodian fees payable	4	11	1	1
Transfer agent fees payable	5	10	2	9
Trustees’ deferred compensation payable	8	33	6	15
Trustees’ fees payable	1	12	1	2
Foreign tax payable	1	6	–	–
Other liabilities	30	61	7	19

Total Liabilities	774	13,485	179	767

TOTAL NET ASSETS	$68,617	$607,232	$24,804	$66,994

Investments in non-affiliates at cost	$50,223	$459,930	$20,661	$50,736
Investments in affiliates at cost	10,762	41,989	82	1,293
Short-term investment in affiliates purchased with collateral from securities loaned at cost	492	9,444	–	–

(1) Total Investments at cost	$61,477	$511,363	$20,743	$52,029

(2) Includes securities on loan with a value of	$482	$8,882	$–	$–

(3) Foreign currency, at cost	$5	$302	$–	$–

See Notes to Financial Statements.

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Fund	Large Cap Growth Fund
NET ASSETS:
Paid-in Capital (Unlimited Authorization — No Par Value)	$63,036	$546,712	$51,880	$88,203
Undistributed (Distributions in Excess of ) Net Investment Income	116	5,347	39	83
Accumulated Net Realized Gain (Loss) on Investments and Futures	(1,929)	(50,631)	(31,278)	(36,217)
Net Unrealized Appreciation/Depreciation of Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency	25	659	–	–
Net Unrealized Appreciation/Depreciation on Investments and Futures	7,369	105,145	4,163	14,925

Total Net Assets	$68,617	$607,232	$24,804	$66,994

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$57,000,869	$591,650,269	$21,865,459	$53,737,775

Class I shares outstanding	4,288,074	28,936,887	1,447,071	2,146,932

Net Asset Value, Offering and Redemption Price Per Share	$13.29	$20.45	$15.11	$25.03

Net assets applicable to Class A	$10,821,723	$13,919,649	$2,783,760	$12,972,942

Class A shares outstanding	811,382	685,211	187,929	527,861

Net Asset Value and Redemption Price Per Share	$13.34	$20.31	$14.81	$24.58

Maximum Offering Price Per Share(4)	$14.01	$21.49	$15.67	$26.01

Maximum Sales Charge Per Share	4.75%	5.50%	5.50%	5.50%

Net assets applicable to Class C	$794,891	$1,661,707	$154,791	$282,882

Class C shares outstanding	60,382	85,056	11,250	12,605

Net Asset Value and Offering Price Per Share(5)	$13.16	$19.54	$13.76	$22.44

(4)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(5)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    (0 0 0)

M a y  3 1,  2 0 1 4

	Large Cap Value Fund	Mid Cap Fund	Mid Cap Index Fund

ASSETS
Investments in non-affiliates at value	$124,396	$12,330	$3,063
Investments in affiliates at value	878	243	44
Short-term investment in affiliates purchased with collateral from securities loaned at value	–	606	–

Total Investments at value(1)(2)	125,274	13,179	3,107

Receivable for investments sold	–	–	77
Receivable for shares of beneficial interest issued	69	–	–
Dividends and interest receivable	314	9	3
Receivable from Underwriter	34	17	–
Prepaid expenses	20	14	20
Other assets	23	8	–

Total Assets	125,734	13,227	3,207

LIABILITIES
Payable for collateral received for loaned securities	–	606	–
Payable for shares of beneficial interest redeemed	24	9	–
Payable for investment securities purchased	–	–	77
Investment advisory fees payable	77	–	1
12b-1 fees payable
Class A	11	3	–
Class C	–	1	–
Shareholder servicing fees payable
Class A	5	2	–
Administration fees payable	8	2	1
Custody fees payable	1	1	2
Transfer agent fees payable	11	5	–
Trustees’ deferred compensation payable	23	8	–
Trustees’ fees payable	3	–	–
Other liabilities	26	10	8

Total Liabilities	189	647	89

TOTAL NET ASSETS	$125,545	$12,580	$3,118

Investments in non-affiliates at cost	$102,896	$10,321	$2,991
Investments in affiliates at cost	847	243	44
Short-term investment in affiliates purchased with collateral from securities loaned at cost	–	606	–

(1)Total Investments at cost	$103,743	$11,170	$3,035

(2)Includes securities on loan with a value of	$–	$580	$–

See Notes to Financial Statements.

	Large Cap Value Fund	Mid Cap Fund	Mid Cap Index Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$196,806	$74,527	$3,000
Undistributed (Distributions in Excess of ) Net Investment Income	222	(4)	16
Accumulated Net Realized Gain (Loss) on Investments and Futures	(93,014)	(63,952)	30
Net Unrealized Appreciation/Depreciation on Investments and Futures	21,531	2,009	72

Total Net Assets	$125,545	$12,580	$3,118

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$100,625,773	$2,066,770	$3,117,799

Class I shares outstanding	4,958,797	117,760	300,000

Net Asset Value, Offering and Redemption Price Per Share	$20.29	$17.55	$10.39

Net assets applicable to Class A	$24,746,519	$9,502,593	N/A

Class A shares outstanding	1,221,597	544,747	N/A

Net Asset Value and Redemption Price Per Share	$20.26	$17.44	N/A

Maximum Offering Price Per Share(3)	$21.44	$18.46	N/A

Maximum Sales Charge Per Share	5.50%	5.50%	N/A

Net assets applicable to Class C	$172,741	$1,010,394	N/A

Class C shares outstanding	8,666	60,402	N/A

Net Asset Value and Offering Price Per Share(4)	$19.93	$16.73	N/A

Net assets applicable to Class R4(5)	N/A	N/A	$10.39

Class R4 shares outstanding	N/A	N/A	1

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$10.39

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

(5)	At May 31, 2014, net assets of the R4 Shares amounted to $10.39, representing initial seed capital. There was no other shareholder activity in this share class during the reporting period.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    (0 0 0)

M a y  3 1,  2 0 1 4

	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund	Multi-Factor Small Cap Value Fund

ASSETS
Investments in non-affiliates at value	$37,708	$31,994	$24,672
Investments in affiliates at value	1,499	309	91
Short-term investment in affiliates purchased with collateral from securities loaned at value	408	1,300	2,245

Total Investments at value(1)(2)	39,615	33,603	27,008

Receivable for shares of beneficial interest issued	2	12	25
Dividends and interest receivable	20	34	22
Receivable from Underwriter	–	19	30
Prepaid expenses	19	18	18
Other assets	2	3	11

Total Assets	39,658	33,689	27,114

LIABILITIES
Payable for collateral received for loaned securities	408	1,300	2,245
Payable for shares of beneficial interest redeemed	34	41	6
Payable for investment securities purchased	107	–	–
Investment advisory fees payable	19	6	12
12b-1 fees payable
Class A	1	5	4
Class C	–	–	1
Shareholder servicing fees payable
Class A	1	4	3
Administration fees payable	3	3	2
Custody fees payable	1	1	1
Transfer agent fees payable	2	12	7
Trustees’ deferred compensation payable	2	3	11
Trustees’ fees payable	1	1	1
Other liabilities	8	21	14

Total Liabilities	587	1,397	2,307

TOTAL NET ASSETS	$39,071	$32,292	$24,807

Investments in non-affiliates at cost	$31,547	$25,536	$21,933
Investments in affiliates at cost	1,482	309	91
Short-term investment in affiliates purchased with collateral from securities loaned at cost	408	1,300	2,245

(1) Total Investments at cost	$33,437	$27,145	$24,269

(2) Includes securities on loan with a value of	$397	$1,260	$2,152

See Notes to Financial Statements.

	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund	Multi-Factor Small Cap Value Fund
NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$34,720	$26,019	$74,330
Undistributed (Accumulated) Net Investment Income (Loss)	(33)	(3)	205
Accumulated Net Realized Gain (Loss) on Investments and Futures	(1,794)	(182)	(52,467)
Net Unrealized Appreciation/Depreciation on Investments and Futures	6,178	6,458	2,739

Total Net Assets	$39,071	$32,292	$24,807

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$32,972,730	$11,841,117	$9,638,675

Class I shares outstanding	1,794,120	643,242	505,040

Net Asset Value, Offering and Redemption Price Per Share	$18.38	$18.41	$19.08

Net assets applicable to Class A	$6,098,680	$20,193,373	$13,673,371

Class A shares outstanding	333,489	1,111,111	776,049

Net Asset Value and Redemption Price Per Share	$18.29	$18.17	$17.62

Maximum Offering Price Per Share(3)	$19.35	$19.23	$18.65

Maximum Sales Charge Per Share	5.50%	5.50%	5.50%

Net assets applicable to Class C	N/A	$257,697	$1,495,381

Class C shares outstanding	N/A	14,330	94,868

Net Asset Value and Offering Price Per Share(4)	N/A	$17.98	$15.76

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y  3 1 ,  2 0 1 4

	S&P 500 Index Fund	Small Cap Fund	Small Cap Index Fund

ASSETS
Investments in non-affiliates at value	$165,189	$438,806	$4,859
Investments in affiliates at value	1,926	17,794	46
Short-term investment in affiliates purchased with collateral from securities loaned at value	195	41,870	–

Total Investments at value(1)(2)	167,310	498,470	4,905

Initial margin held by broker for open futures contracts	78	51	–
Receivable for investments sold	2,304	–	–
Receivable for shares of beneficial interest issued	172	1,772	–
Variation margin receivable from broker for open futures contracts	3	–	–
Dividends and interest receivable	341	145	4
Receivable from Adviser	7	–	12
Receivable from Underwriter	8	1	–
Prepaid expenses	48	39	20
Other assets	13	20	–

Total Assets	170,284	500,498	4,941

LIABILITIES
Payable for collateral received for loaned securities	195	41,870	–
Payable for shares of beneficial interest redeemed	2,105	630	–
Payable for investment securities purchased	–	2,704	–
Variation margin payable to broker for open futures contracts	–	7	–
Investment advisory fees payable	–	225	–
12b-1 fees payable
Class A	1	17	–
Class C	7	11	–
Shareholder servicing fees payable
Class A	4	13	–
Class C	2	4	–
Administration fees payable	11	26	1
Custody fees payable	2	4	6
Transfer agent fees payable	5	34	–
Trustees’ deferred compensation payable	13	20	–
Trustees’ fees payable	4	8	–
Other liabilities	14	88	17

Total Liabilities	2,363	45,661	24

TOTAL NET ASSETS	$167,921	$454,837	$4,917

Investments in non-affiliates at cost	$82,762	$328,170	$4,969
Investments in affiliates at cost	1,623	17,794	46
Short-term investment in affiliates purchased with collateral from securities loaned at cost	195	41,870	–

(1)Total Investments at cost	$84,580	$387,834	$5,015

(2) Includes securities on loan with a value of	$190	$40,266	$–

See Notes to Financial Statements.

	S&P 500 Index Fund	Small Cap Fund	Small Cap Index Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$89,818	$339,343	$5,000
Undistributed (Accumulated) Net Investment Income (Loss)	491	(18)	22
Accumulated Net Realized Gain (Loss) on Investments and Futures	(5,191)	4,914	5
Net Unrealized Appreciation/Depreciation on Investments and Futures	82,803	110,598	(110)

Total Net Assets	$167,921	$454,837	$4,917

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$137,732,302	$375,901,022	$4,916,980

Class I shares outstanding	8,961,150	18,602,762	500,000

Net Asset Value, Offering and Redemption Price Per Share	$15.37	$20.21	$9.83

Net assets applicable to Class A	$19,093,314	$61,133,720	N/A

Class A shares outstanding	1,246,996	3,104,066	N/A

Net Asset Value and Redemption Price Per Share	$15.31	$19.69	N/A

Maximum Offering Price Per Share(3)	$15.70	$20.84	N/A

Maximum Sales Charge Per Share	2.50%	5.50%	N/A

Net assets applicable to Class C	$11,089,213	$17,802,293	N/A

Class C shares outstanding	730,865	973,133	N/A

Net Asset Value and Offering Price Per Share(4)	$15.17	$18.29	N/A

Net assets applicable to Class R4(5)	$10.54	N/A	$9.83

Class R4 shares outstanding	0.686	N/A	1

Net Asset Value, Offering and Redemption Price Per Share	$15.36	N/A	$9.83

Net assets applicable to Class R5	$5,754	N/A	N/A

Class R5 shares outstanding	374	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$15.37	N/A	N/A

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

(5)	At May 31, 2014, net assets of the R4 Shares amounted to $9.83, representing initial seed capital. There was no other shareholder activity in this share class during the reporting period.

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S    O F    O P E R A T I O N S    ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 4

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Fund	Large Cap Growth Fund
Investment Income:
Dividends from unaffiliated investments	$621	$12,057	$499	$993
Dividends from affiliated investments(1)	202	105	–	–
Interest	598	–	–	–
Security lending income(2)	90	390	3	6
Less: foreign taxes withheld	(9)	(1,076)	(1)	(3)

Total Investment Income	1,502	11,476	501	996
Expenses:
Investment advisory fees	485	4,851	206	496
Administration fees	39	294	18	38
12b-1 fees:
Class A	4	5	1	6
Class C	6	4	1	2
Shareholder servicing fees:
Class A	25	24	7	28
Class C	2	1	–	1
Transfer agent fees	42	108	19	76
Custodian fees	24	131	5	8
Professional fees	26	105	15	22
Pricing service fees	51	35	3	3
Printing and shareholder reports	19	41	9	30
Registration and filing fees	39	53	36	33
Trustees’ fees	5	40	2	5
Miscellaneous	15	68	6	22

Total Expenses	782	5,760	328	770
Less:
Waiver of investment advisory fees(1)	(97)	(698)	(61)	(84)
Advisor expense reimbursement(1)	–	–	–	–
Expense Reimbursement from Underwriter:(3)
Class A	(8)	(9)	(3)	(21)
Class C	–	(1)	–	(1)

Net Expenses	677	5,052	264	664

Net investment income (loss)	825	6,424	237	332
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments sold	4,703	26,255	3,998	11,864
Net realized gain (loss) on affiliated investments sold(1)	120	85	–	–
Net realized gain (loss) on futures	31	1,563	–	112
Net realized gain (loss) on foreign currency transactions	6	151	–	–
Net change in unrealized appreciation/depreciation on unaffiliated investments	1,030	50,549	465	1,527
Net change in unrealized appreciation/depreciation on affiliated investments	666	542	–	–
Net change in unrealized appreciation/depreciation on futures	(18)	(444)	–	11
Net change in unrealized appreciation/depreciation on foreign currency translation	12	205	–	–

Net Gain (Loss) on Investments	6,550	78,906	4,463	13,514

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,375	$85,330	$4,700	$13,846

*	Commenced operations on December 30, 2013.
(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.
(3)	See Note 12 in Notes to Financial Statements.

See Notes to Financial Statements.

Large Cap Value Fund	Mid Cap Fund	Mid Cap Index Fund*	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund

$ 2,427	$168	$19	$276	$228
6	–	–	6	1
–	–	–	–	–
–	8	–	10	32
(10)	–	–	–	(1)

2,423	176	19	292	260

898	106	2	326	322
66	11	3	20	20

12	3	–	1	6
1	8	–	–	2

57	25	–	9	49
–	3	–	–	1
93	37	–	18	104
8	5	5	6	3
32	14	8	16	16
3	2	5	5	5
39	25	–	8	39
42	37	14	35	35
9	1	–	3	3
29	8	1	7	17

1,289	285	38	454	622

(29)	(70)	(2)	(135)	(259)
–	–	(33)	–	–

(34)	(16)	–	–	(19)
–	(1)	–	–	–

1,226	198	3	319	344

1,197	(22)	16	(27)	(84)

9,902	804	30	4,882	5,626
30	–	–	59	49
–	–	–	–	–
–	–	–	–	–
11,787	1,204	72	270	(572)
29	–	–	4	(6)
–	–	–	–	–

–	–	–	–	–

21,748	2,008	102	5,215	5,097

$22,945	$1,986	$118	$5,188	$5,013

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S    O F    O P E R A T I O N S    (0 0 0)

F o r  t h e  Y e a r  E n d e d  M a y  3 1,  2 0 1 4

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Index Fund*
Investment Income:
Dividends from unaffiliated investments	$578	$3,140	$2,616	$27
Dividends from affiliated investments(1)	–	18	5	–
Security lending income(2)	33	2	642	–
Less: foreign taxes withheld	(4)	–	(19)	–
Total Investment Income	607	3,160	3,244	27
Expenses:
Investment advisory fees	251	176	3,448	3
Administration fees	17	83	182	3
12b-1 fees:
Class A	5	–	22	–
Class C	9	81	95	–
Shareholder servicing fees:
Class A	34	53	112	–
Class C	3	27	32	–
Transfer agent fees	54	49	315	–
Custodian fees	5	14	26	11
Professional fees	15	39	76	8
Pricing service fees	5	22	2	18
Printing and shareholder reports	23	22	150	–
Registration and filing fees	36	66	61	14
Trustees’ fees	2	13	29	–
Miscellaneous	12	32	119	1
Total Expenses	471	677	4,669	58
Less:
Waiver of investment advisory fees(1)	(107)	(103)	(994)	(3)
Advisor expense reimbursement(1)	–	–	–	(50)
Expense Reimbursement from Underwriter:(3)
Class A	(28)	(7)	(2)	–
Class C	(2)	(1)	–	–
Net Expenses	334	566	3,673	5
Net Investment Income (Loss)	273	2,594	(429)	22
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments sold	5,221	1,968	15,808	5
Net realized gain (loss) on affiliated investments sold(1)	–	3	–	–
Net realized gain (loss) on futures	–	390	273	–
Net change in unrealized appreciation/depreciation on unaffiliated investments	(975)	23,072	19,853	(110)
Net change in unrealized appreciation/depreciation on affiliated investments	–	93	–	–
Net change in unrealized appreciation/depreciation on futures	–	11	(86)	–
Net Gain (Loss) on Investments	4,246	25,537	35,848	(105)
Net increase (Decrease) in Net Assets Resulting from Operations	$4,519	$28,131	$35,419	$(83)

*	Commenced operations on December 30, 2013.
(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.
(3)	See Note 12 in Notes to Financial Statements.

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

P N C  E q u i t y  F u n d s

S T A T E M E N T S    O F    C H A N G E S    I N    N E T    A S S E T S    (0 0 0)

	Balanced Allocation Fund		International Equity Fund
	For the Year Ended		For the Year Ended
	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013
Investment Activities:
Net investment income (loss)	$ 825	$ 751	$ 6,424	$ 5,081
Net realized gain (loss) on investments sold, futures and foreign currency transactions	4,860	3,390	28,054	(2,890)
Net change in unrealized appreciation/depreciation on investments, futures and foreign currency translation	1,690	4,875	50,852	97,049

Net increase (decrease) in net assets resulting from operations	7,375	9,016	85,330	99,240

Dividends to Shareholders
Dividends from net investment income:
Class I	(734)	(681)	(7,002)	(2,977)
Class A	(115)	(125)	(118)	(47)
Class C	(5)	(5)	(4)	–

Total dividends	(854)	(811)	(7,124)	(3,024)

Share Transactions:
Proceeds from shares issued:
Class I	6,154	2,290	177,993	28,336
Class A	760	567	4,550	188
Class C	19	62	1,322	1
Reinvestment of dividends and distributions:
Class I	711	659	4,039	1,664
Class A	103	114	107	43
Class C	5	5	3	–

Total proceeds from shares issued and reinvested	7,752	3,697	188,014	30,232

Value of shares redeemed:
Class I	(5,755)	(5,025)	(44,956)	(47,678)
Class A	(1,621)	(2,032)	(1,237)	(1,410)
Class C	(149)	(139)	(90)	(56)

Total value of shares redeemed	(7,525)	(7,196)	(46,283)	(49,144)

Increase (decrease) in net assets from share transactions	227	(3,499)	141,731	(18,912)

Contributions of capital by affiliate(1)	4	–	2	–

Total increase (decrease) in net assets	6,752	4,706	219,939	77,304

Net Assets:
Beginning of year	61,865	57,159	387,293	309,989

End of year*	$68,617	$61,865	$607,232	$387,293

*Including undistributed (distributions in excess of ) net investment income	$ 116	$ 115	$ 5,347	$ 5,896

(1)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

Large Cap Core Fund		Large Cap Growth Fund		Large Cap Value Fund		Mid Cap Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013

$ 237	$314	$ 332	$ 483	$ 1,197	$ 1,609	$ (22)	$ 125

3,998	2,429	11,976	9,987	9,932	12,940	804	1,786

465	1,833	1,538	1,362	11,816	13,085	1,204	3,227

4,700	4,576	13,846	11,832	22,945	27,634	1,986	5,138

(238)	(270)	(303)	(471)	(1,028)	(1,416)	–	(77)
(19)	(25)	(39)	(63)	(190)	(263)	–	(139)
–	–	–	–	–	(1)	–	(6)
(257)	(295)	(342)	(534)	(1,218)	(1,680)	–	(222)

2,135	10,132	989	2,699	3,909	4,570	536	1,843
53	131	222	87	141	139	456	384
8	14	5	6	30	15	65	45

186	195	161	265	644	785	–	49
18	24	35	57	174	243	–	119
–	–	–	–	–	1	–	6

2,400	10,496	1,412	3,114	4,898	5,753	1,057	2,446

(10,956)	(5,441)	(14,366)	(12,936)	(13,062)	(37,413)	(2,805)	(29,381)
(443)	(503)	(1,869)	(2,233)	(3,675)	(3,689)	(2,725)	(4,110)
–	(38)	(34)	(3)	(33)	(22)	(198)	(817)
(11,399)	(5,982)	(16,269)	(15,172)	(16,770)	(41,124)	(5,728)	(34,308)

(8,999)	4,514	(14,857)	(12,058)	(11,872)	(35,371)	(4,671)	(31,862)
1	–	1	–	1	–	12	–
(4,555)	8,795	(1,352)	(760)	9,856	(9,417)	(2,673)	(26,946)

29,359	20,564	68,346	69,106	115,689	125,106	15,253	42,199
$24,804	$29,359	$66,994	$68,346	$125,545	$115,689	$12,580	$15,253

$ 39	$ 59	$ 83	$ 115	$ 222	$ 302	$ (4)	$ (23)

See Notes to Financial Statements.

P N C  E q u i t y  F u n d s

S T A T E M E N T S    O F    C H A N G E S    I N    N E T    A S S E T S    ( 0 0 0 )

	Mid Cap Index Fund	Multi-Factor Small Cap Core Fund		Multi-Factor Small Cap Growth Fund
	For the Period	For the Year Ended		For the Year Ended

	December 30, 2013**- May 31, 2014	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013
Investment Activities:
Net investment income (loss)	$ 16	$ (27)	$ 273	$ (84)	$ 108
Net realized gain (loss) on investments sold and futures	30	4,941	1,833	5,675	2,259
Net change in unrealized appreciation/depreciation on investments and futures	72	274	4,435	(578)	5,355

Net increase (decrease) in net assets resulting from operations	118	5,188	6,541	5,013	7,722

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	–	(125)	(151)	(30)	(47)
Class A	–	(7)	(5)	(2)	(59)
Class C	–	–	–	–	–

Distributions from net realized gains:
Class I	–	–	–	–	–
Class A	–	–	–	–	–
Class C	–	–	–	–	–

Total dividends and distributions	–	(132)	(156)	(32)	(106)

Share Transactions:
Proceeds from shares issued:
Class I	3,000	12,830	514	3,358	953
Class A	–	5,935	2,185	295	200
Class C	–	–	–	87	7
Class R5	–	–	–	–	–
Reinvestment of dividends and distributions:
Class I	–	110	151	25	44
Class A	–	6	5	2	56
Class C	–	–	–	–	–

Total proceeds from shares issued and reinvested	3,000	18,881	2,855	3,767	1,260

Value of shares redeemed:
Class I	–	(5,115)	(1,626)	(2,064)	(4,247)
Class A	–	(2,843)	(106)	(3,028)	(2,637)
Class C	–	–	–	(19)	(8)

Total value of shares redeemed	–	(7,958)	(1,732)	(5,111)	(6,892)

Increase (decrease) in net assets from share transactions	3,000	10,923	1,123	(1,344)	(5,632)

Contributions of capital by affiliate(1)	–	–	–	–	–

Total increase (decrease) in net assets	3,118	15,979	7,508	3,637	1,984

Net Assets:
Beginning of year	–	23,092	15,584	28,655	26,671

End of year*	$3,118	$39,071	$23,092	$32,292	$28,655

*Including undistributed (distributions in excess of) net investment income	$ 16	$ (33)	$ 116	$ (3)	$ 30

**	Commencement of Operations
(1)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

Multi-Factor Small Cap Value Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Index Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Period
May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013	December 30, 2013**- May 31, 2014

$ 273	$ 778	$ 2,594	$ 2,100	$ (429)	$ (731)	$ 22
5,221	2,865	2,361	3,022	16,081	3,325	5
(975)	2,787	23,176	22,093	19,767	55,901	(110)
4,519	6,430	28,131	27,215	35,419	58,495	(83)

(153)	(203)	(2,052)	(1,712)	–	–	–
(196)	(296)	(318)	(373)	–	–	–
(12)	(18)	(92)	(21)	–	–	–

–	–	–	–	(3,924)	–	–
–	–	–	–	(658)	–	–
–	–	–	–	(210)	–	–
(361)	(517)	(2,462)	(2,106)	(4,792)	–	–

2,725	995	42,111	9,957	206,145	50,595	5,000
2,385	1,134	4,511	5,010	55,099	20,281	–
302	100	5,582	4,767	12,397	4,414	–
–	–	5	–	–	–	–

113	162	1,813	1,414	2,692	–	–
188	285	304	359	519	–	–
11	17	89	20	116	–	–

5,724	2,693	54,415	21,527	276,968	75,290	5,000

(3,040)	(4,749)	(24,312)	(21,697)	(66,726)	(49,103)	–
(4,803)	(4,022)	(12,979)	(7,217)	(21,081)	(2,968)	–
(179)	(234)	(2,907)	(463)	(1,130)	(333)	–
(8,022)	(9,005)	(40,198)	(29,377)	(88,937)	(52,404)	–

(2,298)	(6,312)	14,217	(7,850)	188,031	22,886	5,000
15	–	5	–	2	–	–
1,875	(399)	39,891	17,259	218,660	81,381	4,917

22,932	23,331	128,030	110,771	236,177	154,796	–
$24,807	$22,932	$167,921	$128,030	$454,837	$236,177	$4,917

$ 205	$ 359	$ 491	$ 359	$ (18)	$ (515)	$ 22

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

B O N D    F U N D    O V E R V I E W     ( U n a u d i t e d )

Andrew D. Harding

Managing Director and Chief Investment Officer, Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Bond Fund seeks to provide current income as well as preservation of capital by investing primarily in a diversified portfolio of investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Bond Fund returned 0.16% to Class C Shares investors(1) and 2.08% to Class I Shares investors. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index(2) (the “Index”), returned 2.71%.

What factors most significantly affected the Fund’s performance during the annual period?

—

Duration and yield curve positioning had negative impacts on relative performance during the annual period. While the fund’s short duration positioning relative to the Index drove positive returns in 2013, due to rising longer-term interest rates, the Treasury rally that occurred through May 31, 2014 negatively impacted relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—

Sector allocation overall had a neutral impact on the Fund’s relative results, as the detracting effect of having an overweighted allocation to U.S. Treasury securities, which lagged the Index, was offset by the positive contribution of having an overweighted allocation to corporate bonds, which outperformed the Index.

—	Contributing most positively to the Fund’s results was issue selection, especially within the corporate bond sector.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments before short-term investment purchased with collateral from securities loaned.

Portfolio Holdings

U.S. Treasury Notes	32.3%
Corporate Bonds	29.2
Federal National Mortgage Association	20.9
U.S. Treasury Bonds	5.1
Money Market Fund	3.6
Government National Mortgage Association	2.9
Asset-Backed Securities	2.0
Commercial Mortgage-Backed Securities	1.8
Federal Home Loan Mortgage Corporation	1.8
Education Revenue Bonds	0.4
100.0%

P N C  F i x e d  I n c o m e  F u n d s

B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	10/31/88	2.08%	3.09%	4.88%	4.57%	6.04%	N/A	N/A	0.60%	0.60%
Class A Shares	10/31/88	-2.50%	1.36%	3.71%	3.85%	5.63%	4.50%	0.50%*	0.88%	0.88%
Class C Shares	6/12/00	0.16%(1)	2.07%	3.84%	3.55%	5.01%	N/A	1.00%	1.60%	1.60%
Barclays U.S. Aggregate Bond Index		2.71%	3.55%	4.96%	4.99%	6.78%	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

G O V E R N M E N T    M O R T G A G E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Andrew D. Harding

Managing Director and Chief Investment Officer, Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Government Mortgage Fund seeks to provide current income as well as preservation of capital by investing in a diversified portfolio of mortgage-related securities.

How did the Fund perform during the annual period?

During the annual period, PNC Government Mortgage Fund returned 0.29% to Class C Shares investors(1) and 2.30% to Class I Shares investors. The Fund’s benchmark, the Barclays U.S. Mortgage-Backed Securities Fixed Rate Index(2) (the “Index”), returned 3.42%.

What factors most significantly affected the Fund’s performance during the annual period?

—

Allocation within agency pass through mortgage-backed securities contributed positively to performance, due to an underweight allocation to Ginnie Mae-backed securities, which underperformed during the annual period.

—	Issue selection within agency pass-through mortgage-backed securities was a negative contributor to performance.

—	An overweighted allocation to U.S. Treasury securities, which lagged the Index during the annual period, detracted from the Fund’s relative performance.

—	During the annual period, duration and yield curve positioning modestly detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings

Federal National Mortgage Association	70.6
Government National Mortgage Association	15.5
Federal Home Loan Mortgage Corporation	10.4
Money Market Fund	2.0
U.S. Treasury Notes	1.5
Collateralized Mortgage Obligation	–*
100.0%

*	Amount represents less than 0.1%.

P N C  F i x e d  I n c o m e  F u n d s

G O V E R N M E N T    M O R T G A G E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	11/12/92	2.30%	1.98%	3.31%	4.48%	5.30%	N/A	N/A	0.66%	0.66%
Class A Shares	11/12/92	-2.46%	0.23%	2.11%	3.75%	4.83%	4.50%	0.50%*	0.94%	0.94%
Class C Shares	6/21/00	0.29%(1)	1.01%	2.28%	3.46%	4.34%	N/A	1.00%	1.66%	1.66%
Barclays U.S. Mortgage- Backed Securities Fixed Rate Index		3.42%	2.77%	3.93%	5.04%	5.91%	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Barclays U.S. Mortgage-Backed Securities Fixed Rate Index, a widely-used unmanaged index of mortgage-backed securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

H I G H     Y I E L D    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Andrew D. Harding

Managing Director and Chief Investment Officer, Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC High Yield Bond Fund seeks to provide a high level of current income along with capital appreciation by investing primarily in a portfolio of high-yield debt securities (also known as “junk bonds”).

How did the Fund perform during the annual period?

During the annual period, PNC High Yield Bond Fund returned 1.67% to Class A Shares investors(1) and 6.79% to Class I Shares investors. The Fund’s benchmark, the Barclays U.S. Corporate High-Yield Index(2) (the “Index”), returned 7.90%.

What factors most significantly affected the Fund’s performance during the annual period?

—

The Fund posted solid absolute returns but lagged the Index due primarily to the Fund’s positioning within the credit sector, which was overweight to securities rated BBB, which underperformed the Index, and underweight to securities rated CCC, which outperformed the Index.

—

Adding value to the Fund’s relative results was investment selection within the credit sector overall, especially amongst securities rated BBB, B and CCC. Investment selection amongst securities rated BB detracted, albeit modestly. The Fund’s allocation to U.S. Treasury securities, which underperformed riskier sectors during the annual period, detracted from performance.

—	While the Fund’s longer duration positioning negatively impacted relative performance over the annual period, as rates rose during this time, the Fund’s yield curve positioning contributed positively.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings

Corporate Bonds	92.9%
Money Market Fund	6.5
Common Stocks	0.6
100.0%

P N C  F i x e d  I n c o m e  F u n d s

H I G H    Y I E L D    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	4/29/08	6.79%	8.28%	13.29%	8.66%	N/A	N/A	1.10%	0.76%
Class A Shares	4/29/08	1.67%	6.37%	11.95%	7.58%	4.50%	0.50%(1)	1.36%	1.02%
Barclays U.S. Corporate High-Yield Index		7.90%	8.83%	14.43%	10.31%	N/A	N/A	N/A	N/A

(1)

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

(2)

The Barclays U.S. Corporate High Yield Index, an unmanaged index representative of the U.S. corporate high-yield fixed income markets, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund. since its date of inception. The graph shows performance of Class I and Class A Shares only. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

I N T E R M E D I A T E    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Andrew D. Harding

Managing Director and Chief Investment Officer, Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Intermediate Bond Fund seeks to provide current income as well as preservation of capital by investing primarily in a portfolio of domestic and foreign investment grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Intermediate Bond Fund returned -0.55% to Class C Shares investors(1) and 1.42% to Class I Shares investors. The Fund’s benchmark, the Barclays Intermediate U.S. Government/Credit Bond Index(2) (the “Index”), returned 1.70%.

What factors most significantly affected the Fund’s performance during the annual period?

—

Duration positioning had a neutral impact on performance during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning had a negative impact on relative performance as longer-term Treasury yields were volatile during the annual period.

—	Investment selection contributed most positively to the Fund’s results, especially within the corporate bond sector.

—

Sector allocation overall also added value. Boosting results the most was an overweighted allocation to corporate bonds, which outperformed the Index. An allocation to mortgage-backed securities, which also outpaced the Index, and an underweighted exposure to agency securities, which lagged the Index, also helped performance.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments before short-term investment purchased with collateral from securities loaned.

Portfolio Holdings

U.S. Treasury Notes	58.9%
Corporate Bonds	37.1
Asset-Backed Securities	3.0
Money Market Fund	1.0
Government National Mortgage Association	–*
100.0%

*	Amount represents less than 0.1%.

P N C  F i x e d  I n c o m e  F u n d s

I N T E R M E D I A T E    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	12/20/89	1.42%	2.58%	4.10%	4.28%	5.73%	N/A	N/A	0.53%	0.53%
Class A Shares	4/15/91	-3.38%	0.76%	2.87%	3.55%	5.25%	4.50%	0.50%*	0.81%	0.81%
Class C Shares	5/30/00	-0.55%(1)	1.56%	3.06%	3.27%	4.82%	N/A	1.00%	1.53%	1.53%
Barclays Intermediate U.S. Government/Credit Bond Index		1.70%	2.80%	4.20%	4.37%	6.09%	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Barclays Intermediate U.S. Government/Credit Bond Index, an unmanaged index representative of intermediate term bonds, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

L I M I T E D    M A T U R I T Y    B O N D    F U N D     O V E R V I E W    ( U n a u d i t e d )

Andrew D. Harding

Managing Director and Chief Investment Officer, Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Limited Maturity Bond Fund seeks to provide current income as well as preservation of capital by investing primarily in a diversified portfolio of investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Limited Maturity Bond Fund returned -0.79% to Class C Shares investors(1) and 0.71% to Class I Shares investors. The Fund’s benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index(2) (the “Index”), returned 1.11%.

What factors most significantly affected the Fund’s performance during the annual period?

—	Duration and yield curve positioning had a relatively neutral impact on the Fund’s performance during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—

Sector allocation contributed most positively to the Fund’s results. Overweight allocations to mortgage-backed securities and corporate bonds, which each outpaced the Index, and an underweighted exposure to U.S. Treasury securities, which lagged the Index, adding particular value.

—	The Fund was negatively impacted, modestly, during the annual period by issue selection in the corporate bond sector.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments for the Fund.

Portfolio Holdings

U.S. Treasury Notes	43.4%
Corporate Bonds	29.4
Asset-Backed Securities	15.6
Federal National Mortgage Association	4.7
Collateralized Mortgage Obligations	3.4
Money Market Fund	1.9
Commercial Mortgage-Backed Security	0.8
Federal Home Loan Mortgage Corporation	0.8
100.0%

P N C  F i x e d  I n c o m e  F u n d s

L I M I T E D    M A T U R I T Y    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	7/7/94	0.71%	0.77%	1.58%	2.82%	4.04%	N/A	N/A	0.49%	0.49%
Class A Shares	9/9/94	-1.22%	-0.04%	0.97%	2.39%	3.76%	2.00%	0.25%*	0.77%	0.77%
Class C Shares	1/27/00	-0.79%(1)	0.00%	0.71%	1.88%	3.09%	N/A	1.00%	1.49%	1.49%
BofA Merrill Lynch 1-3 Year U.S. Corporate/ Government Index		1.11%	1.11%	1.85%	2.97%	4.46%	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index, an unmanaged, market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

T O T A L    R E T U R N    A D V A N T A G E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Andrew D. Harding Managing Director and Chief Investment Officer, Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Total Return Advantage Fund seeks to provide current income as well as capital appreciation by investing primarily in a diversified portfolio of investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Total Return Advantage Fund returned 0.87% to Class C Shares investors(1) and 2.99% to Class I Shares investors. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index(2) (the “Index”), returned 2.71%.

What factors most significantly affected the Fund’s performance during the annual period?

—	Duration and yield curve positioning had a modestly negative impact on the Fund’s results during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—	Contributing most positively to the Fund’s results was sector allocation overall. An overweight allocation to high-yield corporate bonds, which outpaced the Index, helped most.

—	Investment selection within the investment-grade corporate bond sector also boosted the Fund’s relative performance.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments before short-term investment purchased with collateral from securities loaned.

Portfolio Holdings

Corporate Bonds	38.8%
U.S. Treasury Notes	28.4
Federal National Mortgage Association	18.5
U.S. Treasury Bonds	5.3
Money Market Fund	2.7
Government National Mortgage Association	2.1
Federal Home Loan Mortgage Corporation	1.7
Commercial Mortgage-Backed Securities	1.2
Asset-Backed Securities	0.9
Education Revenue Bonds	0.3
Common Stock	0.1
100.0%

P N C  F i x e d  I n c o m e  F u n d s

T O T A L    R E T U R N    A D V A N T A G E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	3/1/98	2.99%	3.95%	5.65%	5.47%	5.48%	N/A	N/A	0.57%	0.57%
Class A Shares	9/30/02	-1.89%	2.08%	4.37%	4.56%	4.71%	4.50%	0.50%*	0.85%	0.85%
Class C Shares	9/30/02	0.87%(1)	2.88%	4.61%	4.42%	4.43%	N/A	1.00%	1.57%	1.57%
Barclays U.S. Aggregate Bond Index		2.71%	3.55%	4.96%	4.99%	5.53%	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

U L T R A    S H O R T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Andrew D. Harding Managing Director and Chief Investment Officer, Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Ultra Short Bond Fund seeks to obtain high current income while preserving capital by investing primarily in a diversified portfolio of investment-grade fixed income securities.

How did the Fund perform during the annual period?

During the annual period, PNC Ultra Short Bond Fund returned -0.93% to Class A Shares investors(1) and 0.24% to Class I Shares investors. The Fund’s benchmark, the BofA Merrill Lynch 1-Year Treasury Index(2) (the “Index”), returned 0.28%.

What factors most significantly affected the Fund’s performance during the annual period?

—

Sector allocation overall contributed positively to the Fund’s performance during the annual period, with an overweight allocation to corporate bonds helping most. An overweight allocation to asset-backed securities, which outpaced the Index, also added value.

—	Duration and yield curve positioning had a relatively neutral impact on the Fund’s results during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings

U.S. Treasury Bills	45.4%
Corporate Bonds	28.5
Asset-Backed Securities	17.2
Collateralized Mortgage Obligations	6.5
Money Market Fund	2.4
100.0%

P N C  F i x e d  I n c o m e  F u n d s

U L T R A    S H O R T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	12/2/02	0.24%	0.29%	0.63%	2.20%	2.14%	N/A	N/A	0.34%	0.34%
Class A Shares	1/6/03	-0.93%	-0.28%	0.19%	1.87%	1.81%	1.00%	N/A	0.62%	0.62%
BofA Merrill Lynch 1-Year Treasury Index		0.28%	0.30%	0.51%	2.06%	1.97%	N/A	N/A	N/A	N/A

(1)	Performance of Class A Shares assumes the deduction of the maximum applicable sales charge.

(2)

The BofA Merrill Lynch 1-Year Treasury Index, an unmanaged, market capitalization weighted index including U.S. Treasuries, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class A Shares only. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge, operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a x  E x e m p t  B o n d  F u n d s

I N T E R M E D I A T E    T A X    E X E M P T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Guarantees, if any, by municipal issuers or the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Intermediate Tax Exempt Bond Fund seeks to provide high current income while preserving capital that is exempt from federal income tax by investing in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

How did the Fund perform during the annual period?

During the annual period, PNC Intermediate Tax Exempt Bond Fund returned 1.39% to Class C Shares investors(1) and 3.38% to Class I Shares investors. The Fund’s benchmark, the S&P Municipal Bond Intermediate Index(2) (the “Index”), returned 3.36%.

What factors most significantly affected the Fund’s performance during the annual period?

—	Individual issue selection amongst BBB-rated and A-rated bonds contributed most favorably to the Fund’s relative performance during the annual period.

—	From a sector perspective, an overweighted allocation to health care boosted relative results.

—	Positions in a Los Angeles local general obligation bond and a Florida housing bond added particular value.

—	Detracting most from the Fund’s relative performance was individual issue selection amongst AA-rated bonds.

—	Having an underweighted allocation to the transportation sector, which performed well during the annual period, negatively impacted relative performance.

—	A position in a Chicago, Illinois sales tax bond was the biggest individual disappointment.

—

Duration and yield curve positioning did not materially impact the Fund’s results during the annual period. Consistent with our management philosophy, we matched the portfolio’s option-adjusted duration to that of the Index during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As for yield curve positioning, we seek to match the Fund’s key rate duration measures to those of the Index. During the annual period, a slight mismatch at the long-term end of the yield curve enhanced relative performance and offset yield and roll return shortfalls.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings

Refunding Bonds	44.8%
Education Revenue Bonds	8.5
General Obligations	8.5
Public Facilities Revenue Bonds	7.9
Hospital/Nursing Home Revenue Bonds	7.3
Other Revenue Bonds	7.0
Trasportation Revenue Bonds	6.7
Industrial/Development Revenue Bonds	4.0
Refunding Notes	3.8
Utility Revenue Bonds	1.5
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

I N T E R M E D I A T E    T A X    E X E M P T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Gross Fund Operating Expenses (5),(7)
Class I Shares	3/1/98	3.38%	4.53%	4.70%	4.14%	4.26%	N/A	N/A	0.56%	0.53%
Class A Shares	9/30/02	0.37%	3.34%	3.69%	3.38%	3.59%	3.00%	0.50%*	0.84%	0.81%
Class C Shares	9/30/02	1.39%(1)	3.52%	3.94%	3.03%	3.16%	N/A	1.00%	1.56%	1.53%
S&P Municipal Bond Intermediate Index		3.36%	4.94%	5.46%	5.07%	N/A	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a x  E x e m p t  B o n d  F u n d s

M A R Y L A N D    T A X    E X E M P T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Guarantees, if any, by municipal issuers or the State of Maryland, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

The Fund’s focus on investments in securities of municipalities located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that state. The Fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Maryland Tax Exempt Bond Fund seeks to provide a high level of interest income that is exempt from federal and Maryland state and local income taxes by investing in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from federal income taxes, federal alternative minimum tax and Maryland state and local income taxes.

How did the Fund perform during the annual period?

During the annual period, PNC Maryland Tax Exempt Bond Fund returned -0.54% to Class C Shares investors(1) and 1.31% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(2) (the “Index”), returned 3.36%. The Fund’s secondary benchmark, the S&P Maryland Municipal Bond Index(2), returned 2.73%.

What factors most significantly affected the Fund’s performance during the annual period?

—	Exposure to Puerto Rico bonds, which were pressured during the annual period, detracted most from the Fund’s relative performance.

—	Also hampering results relative to the Index was the fact that the yield from Maryland bonds overall was well below the average Index bond yield.

—

From a sector perspective, selection within the tax-supported sector — including state general obligation bonds, local general obligation bonds and dedicated tax bonds — detracted, despite a neutral allocation to the sector. During the annual period, Maryland local general obligation bonds did not fare as well as local general obligation bonds in the broad municipal bond market.

—	Positions in a Puerto Rico A-rated sales tax bond and in a Puerto Rico state general obligation bond were the biggest individual disappointments.

—

To a more modest degree, yield curve positioning detracted. We seek to match the Fund’s key rate duration measures to those of the Index. During the annual period, a mismatch at the 15-year maturity segment of the yield curve generated a loss to the Fund relative to the Index.

—	On the positive side, an overweighted allocation to health care boosted relative results.

—	Positions in a Puerto Rico BBB-rated sales tax bond and in a couple of Maryland dedicated tax bonds added particular value.

—

Duration positioning buoyed the Fund’s results during the annual period. We seek to match the portfolio’s option-adjusted duration (“OAD”) to that of the Index. On average, the OAD of the Fund was slightly shorter than that of the Index, which helped as interest rates rose during the annual period as a whole. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

The table below presents portfolio holdings as of  May 31, 2014 as a percentage of total investments.

Portfolio Holdings

Refunding Bonds	45.0%
Hospital/Nursing Home Revenue Bonds	13.4
Trasportation Revenue Bonds	10.0
Public Facilities Revenue Bonds	8.6
General Obligations	8.3
Other Revenue Bonds	7.4
Prerefunded & Escrowed to Maturity	2.2
Anticipation Notes	1.9
Education Revenue Bonds	1.9
Refunding Notes	1.3
100.0%

P N C  T a x  E x e m p t   B o n d  F u n d s

M A R Y L A N D    T A X    E X E M P T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	6/2/92	1.31%	3.26%	3.50%	3.54%	4.48%	N/A	N/A	0.56%	0.53%
Class A Shares	9/30/02	-1.83%	1.99%	2.59%	2.83%	3.72%	3.00%	0.50%*	0.84%	0.81%
Class C Shares	9/30/02	-0.54%(1)	2.21%	2.54%	2.51%	3.29%	N/A	1.00%	1.56%	1.53%
S&P Municipal Bond Intermediate Index		3.36%	4.94%	5.46%	5.07%	N/A	N/A	N/A	N/A	N/A
S&P Maryland Municipal Bond Index		2.73%	4.58%	5.06%	4.62%	N/A	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a x  E x e m p t  B o n d  F u n d s

M I C H I G A N    I N T E R M E D I A  T E    M U N I C I P A L    B O N D    F U N D    O V E R V I  E W     ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Guarantees, if any, by municipal issuers or the State of Michigan, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

The Fund’s focus on investments in securities of municipalities located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that state. The Fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Michigan Intermediate Bond Fund seeks to provide current income that is exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital, by investing in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes.

How did the Fund perform during the annual period?

During the annual period, PNC Michigan Intermediate Municipal Bond Fund returned -0.85% to Class C Shares investors(1) and 0.91% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(2), returned 3.36%. The Fund’s secondary benchmark, the S&P Michigan Municipal Bond Index(2) (the “Index”), returned 2.69%.

What factors most significantly affected the Fund’s performance during the annual period?

—	Exposure to Puerto Rico bonds, which were pressured during the annual period, detracted most from the Fund’s relative performance.

—

Also hampering results relative to the Index was the combination of the Fund’s duration and yield curve positioning. We seek to match the portfolio’s option-adjusted duration (“OAD”) to that of the Index. On average, the OAD of the Fund was slightly shorter than that of the Index, which helped as interest rates rose during the annual period as a whole. Duration is a measure of the Fund’s sensitivity to changes in interest rates. However, as a result of the Fund’s relatively shorter OAD, the roll return on the portfolio fell short of that of the Index. As for yield curve positioning, we seek to match the Fund’s key rate duration measures to those of the Index. During the annual period, a mismatch at the long-term end of the yield curve generated a positive relative return to the Fund, which significantly offset the roll return shortfall.

—

From a sector perspective, an overweighted allocation to and selection within the tax-supported sector — including state general obligation bonds, local general obligation bonds and dedicated tax bonds — detracted. During the annual period, Michigan local general obligation bonds did not fare as well as local general obligation bonds in the broad municipal bond market.

—	Positions in a Puerto Rico A-rated sales tax bond and in a Puerto Rico state general obligation bond were the biggest individual disappointments.

—	Conversely, in addition to the Fund’s duration positioning, an overweighted allocation to health care boosted relative results.

—	Positions in a Michigan health care bond and in a Michigan state appropriation bond added particular value.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings
Refunding Bonds	36.5%
Hospital/Nursing Home Revenue Bonds	16.2
General Obligations	15.1
Other Revenue Bonds	7.4
Refunding Notes	7.0
Water/Sewer Revenue Bonds	5.2
Prerefunded & Escrowed to Maturity	4.8
Education Revenue Bonds	4.7
Utility Revenue Bonds	3.1
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

M I C H I G A N    I N T E R M E D  I A T E    M U N I C I P A L    B O N D    F U N D    O V E R  V I E W     ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	7/2/90	0.91%		3.33%	3.72%	3.55%	4.74%	N/A	N/A	0.77%	0.77%
Class A Shares	7/2/90	-2.17%		2.11%	2.87%	3.00%	4.40%	3.00%	0.50%*	1.03%	1.03%
Class C Shares	8/6/01	-0.85%	(1)	2.37%	2.74%	2.57%	3.83%	N/A	1.00%	1.77%	1.77%
S&P Municipal Bond Intermediate Index		3.36%		4.94%	5.46%	5.07%	N/A	N/A	N/A	N/A	N/A
S&P Michigan Municipal Bond Index		2.69%		6.06%	6.36%	5.01%	N/A	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than thei1 original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a x  E x e m p t  B o n d  F u n d s

O H I O    I N T E R M E D I A T E     T A X    E X E M P T    B O N D    F U N D    O V E R V I E  W     ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Guarantees, if any, by municipal issuers or the State of Ohio, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

The Fund’s focus on investments in securities of municipalities located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that state. The Fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Ohio Intermediate Tax Exempt Bond Fund seeks to provide current income that is exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the preservation of capital, by investing in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes.

How did the Fund perform during the annual period?

During the annual period, PNC Ohio Intermediate Municipal Bond Fund returned 0.01% to Class C Shares investors(1) and 2.01% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(2) (the “Index”), returned 3.36%. The Fund’s secondary benchmark, the S&P Ohio Municipal Bond Index(2), returned 3.04%.

What factors most significantly affected the Fund’s performance during the annual period?

—	Exposure to Puerto Rico bonds, which were pressured during the annual period, detracted most from the Fund’s relative performance.

—

Also hampering results relative to the Index was the combination of the Fund’s duration and yield curve positioning. We seek to match the portfolio’s option-adjusted duration (“OAD”) to that of the Index. On average, the OAD of the Fund was slightly shorter than that of the Index, across all credit rating groups, with the exception of A-rated bonds. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As a result of the Fund’s relatively shorter OAD, the yield return on the portfolio fell short of that of the Index. As for yield curve positioning, we seek to match the Fund’s key rate duration measures to those of the Index. During the annual period, a slight mismatch did not negatively impact the Fund’s results.

—

From a sector perspective, selection within the tax-supported sector — including state general obligation bonds, local general obligation bonds and dedicated tax bonds — detracted, despite a prudently underweighted allocation to the sector. During the annual period, Ohio local general obligation bonds did not fare as well as local general obligation bonds in the broad municipal bond market.

—	Positions in a Puerto Rico A-rated sales tax bond and in a Puerto Rico state general obligation bond were the biggest individual disappointments.

—	On the positive side, avoiding most of the trouble experienced by BBB-rated bonds contributed most favorably to the Fund’s relative performance during the annual period.

—	An overweighted allocation to health care boosted relative results.

—	Positions in a Puerto Rico sales tax bond and in an Ohio state health care bond added particular value.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings

Refunding Bonds	33.0%
General Obligations	16.1
Hospital/Nursing Home Revenue Bonds	12.8
Pollution Control Revenue Bonds	8.4
Refunding Notes	8.2
Other Revenue Bonds	4.4

Portfolio Holdings
Education Revenue Bonds	3.9
Industrial/Development Revenue Bonds	3.5
Water/Sewer Revenue Bonds	3.5
Utility Revenue Bonds	3.4
Public Facilities Revenue Bonds	2.6
Prerefunded & Escrowed to Maturity	0.2
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

O H I O    I N T E R M E D I A T E     T A X    E X E M P T    B O N D    F U N D    O V E R V I  E W     ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	1/5/90	2.01%		3.85%	4.10%	4.01%	4.82%	N/A	N/A	0.56%	0.56%
Class A Shares	4/15/91	-1.23%		2.57%	3.19%	3.42%	4.53%	3.00%	0.50%*	0.84%	0.84%
Class C Shares	6/23/00	0.01%	(1)	2.82%	3.03%	2.98%	3.79%	N/A	1.00%	1.56%	1.56%
S&P Municipal Bond Intermediate Index		3.36%		4.94%	5.46%	5.07%	N/A	N/A	N/A	N/A	N/A
S&P Ohio Municipal Bond Index		3.04%		6.71%	6.38%	4.90%	N/A	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a x  E x e m p t  B o n d  F u n d s

P E N N S Y L V A N I A   I N T E R M E  D I A T E   M U N I C I P A L   B O N D   F U N D   O V E R V I E  W

( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Guarantees, if any, by municipal issuers or the Commonwealth of Pennsylvania, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

The Fund’s focus on investments in securities of municipalities located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that state. The Fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Pennsylvania Intermediate Municipal Bond Fund seeks to provide current income that is exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with the preservation of capital, by investing in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Pennsylvania personal income taxes.

How did the Fund perform during the annual period?

During the annual period, PNC Pennsylvania Intermediate Municipal Bond Fund returned -0.60% to Class C Shares investors(1) and 1.28% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(2) (the “Index”), returned 3.36%. The Fund’s secondary benchmark, the S&P Pennsylvania Municipal Bond Index(2), returned 3.83%.

What factors most significantly affected the Fund’s performance during the annual period?

—	Exposure to Puerto Rico sales tax bonds, which were pressured during the annual period, detracted most from the Fund’s relative performance.

—	Also hampering results relative to the Index was the Fund’s selection among AA-rated bonds.

—

From a sector perspective, selection within the tax-supported sector — including state general obligation bonds, local general obligation bonds and dedicated tax bonds — detracted, despite a neutral allocation to the sector. During the annual period, Pennsylvania local general obligation bonds did not fare as well as local general obligation bonds in the broad municipal bond market.

—	Positions in a Puerto Rico A-rated sales tax bond and in a Montgomery County higher education bond were the biggest individual disappointments.

—

To a more modest degree, yield curve positioning detracted. We seek to match the Fund’s key rate duration measures to those of the Index. During the annual period, a significant mismatch at the long-term end of the yield curve hampered results.

—	On the positive side, overweighted allocations to A-rated and BBB-rated bonds boosted the Fund’s yield.

—	Avoiding most of the trouble experienced by BBB-rated bonds also contributed favorably to the Fund’s relative performance during the annual period.

—	An overweighted allocation to the higher education sector effectively buoyed relative results.

—	Positions in a Puerto Rico BBB-rated sales tax bond and in an Allegheny County health care bond added particular value.

—

Duration positioning did not materially impact the Fund’s results during the annual period. We seek to match the portfolio’s option-adjusted duration (“OAD”) to that of the Index, and indeed, on average, the OAD of the Fund closely tracked that of the Index during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings
Refunding Bonds	30.1%
General Obligations	27.2
Refunding Notes	11.9
Other Revenue Bonds	11.5
Education Revenue Bonds	10.2
Hospital/Nursing Home Revenue Bonds	5.5
Public Facilities Revenue Bonds	3.6
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

P E N N S Y L V A N I A   I N T E R M E  D I A T E   M U N I C I P A L   B O N D   F U N D   O V E R V I E  W

( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year		3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	8/10/94	1.28%		3.41%	3.84%	3.88%	4.38%	N/A	N/A	0.65%	0.65%
Class A Shares	9/11/96	-1.89%		2.14%	2.95%	3.31%	4.03%	3.00%	0.50%*	0.91%	0.91%
Class C Shares	2/24/00	-0.60%	(1)	2.39%	2.83%	2.86%	3.15%	N/A	1.00%	1.65%	1.65%
S&P Municipal Bond Intermediate Index		3.36%		4.94%	5.46%	5.07%	N/A	N/A	N/A	N/A	N/A
S&P Pennsylvania Municipal Bond Index		3.83%		5.83%	5.89%	5.11%	N/A	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable contingent deferred sales charge (“Max CDSC”) on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

*

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  T a x  E x e m p t  B o n d  F u n d s

T A X    E X E M P T    L I M I T E  D    M A T U R I T Y    B O N D    F U N D    O V E R V I E W      ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Guarantees, if any, by municipal issuers or the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax-exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

Please see the Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

PNC Tax Exempt Limited Maturity Bond Fund seeks to provide a high level of income that is exempt from regular federal income tax as is consistent with relative preservation of capital by investing in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax.

How did the Fund perform during the annual period?

During the annual period, PNC Tax-Exempt Limited Maturity Bond Fund returned -1.96% to Class A Shares investors(1) and 1.47% to Class I Shares investors. The Fund’s benchmark, the S&P Municipal Bond Short Intermediate Index(2) (the “Index”), returned 2.28%.

What factors most significantly affected the Fund’s performance during the annual period?

—

The combination of the Fund’s duration and yield curve positioning detracted most from its relative results during the annual period. We seek to match the portfolio’s option-adjusted duration (“OAD”) to that of the Index. On average, the OAD of the Fund was slightly shorter than that of the Index, which helped as interest rates rose during the annual period as a whole. Duration is a measure of the Fund’s sensitivity to changes in interest rates. However, as a result of the Fund’s relatively shorter OAD, the roll return on the portfolio fell short of that of the Index. As for yield curve positioning, we seek to match the Fund’s key rate duration measures (“KDURs”) to those of the Index. Though comparatively short overall, the Fund’s greater exposure than the Index to 8-year and 9-year KDURs during the annual period negatively impacted relative performance.

—	Also hampering results relative to the Index was the Fund’s selection among AA-rated bonds.

—	From a sector perspective, individual security selection within the utilities sector negatively impacted relative performance.

—	Positions in a Puerto Rico state general obligation bond and in a Puerto Rico Electric Power Authority public power bond were the biggest individual disappointments.

—	On the positive side, individual issue selection amongst A-rated bonds contributed most favorably to the Fund’s relative performance during the annual period.

—	From a sector perspective, an overweighted allocation to health care boosted relative results.

—	Positions in a New York StateThruway toll-road bond and in a York County economic development bond added particular value.

The table below presents portfolio holdings as of May 31, 2014 as a percentage of total investments.

Portfolio Holdings

Refunding Bonds	45.1%
Refunding Notes	15.0
General Obligations	13.6
Other Revenue Bonds	6.0
Hospital/Nursing Home Revenue Bonds	4.8
Public Facilities Revenue Bonds	4.6
Trasportation Revenue Bonds	2.9
Water/Sewer Revenue Bonds	2.5
Prerefunded & Escrowed to Maturity	1.9
Industrial/Development Revenue Bonds	1.6
Education Revenue Bonds	1.2
Anticipation Notes	0.8
100.0%

P N C  T a x  E x e m p t  B o n d  F u n d s

T A X    E X E M P T    L I M I  T E D    M A T U R I T Y    B O N D    F U N D    O V E R V I  E W     ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/14(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	3/1/98	1.47%	1.96%	2.36%	2.75%	3.15%	N/A	N/A	0.55%	0.53%
Class A Shares	9/30/02	-1.96%	0.66%	1.42%	2.03%	2.50%	3.00%	0.50%(1)	0.83%	0.81%
S&P Municipal Bond Short Intermediate Index		2.28%	2.90%	3.57%	3.92%	N/A	N/A	N/A	N/A	N/A

(1)

This maximum applicable contingent deferred sales charge (“Max CDSC”) applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed with 12 months of the date of purchase.

(2)

The S&P Municipal Bond Short Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides the return of a hypothetical $10,000 investment in the Fund for the most recent 10-year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, performance information shown for the period before inception of that share class includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 30, 2013 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

O V E R V I E W    ( U n a u d i t e d  )

At May 31, 2014, the following percentages of each Fund’s net assets were insured by bond insurers.

Bond Insurer	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond	Tax Exempt Limited Maturity Bond

AGM	9.1%	3.1%	9.3%	–	13.3%	3.6%

AGM Q-SBLF	–	–	0.3	–	–	–

AMBAC	4.0	–	7.3	2.5%	–	6.9

GNMA/FNMA/FHLMC	–	–	–	3.9	–	–

NATL-RE	–	3.2	–	9.5	–	2.3

NATL-RE Q-SBLF	–	–	14.1	–	–	–

PSF-GTD	–	–	–	–	–	3.6

Total	13.1%	6.3%	31.0%	15.9%	13.3%	16.4%

P N C  F i x e d  I n c o m e  F u n d s  a n d  T a x  E x e m p t  B o n d  F u n d s

E X P L A N A T I O N    O F    E X P E N S E    T A B L E S    ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period December 1, 2013 to May 31, 2014 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2014. The “Annualized Expense Ratio” does not reflect Acquired Fund Fees and Expenses. If Acquired Fund Fees and Expenses were included, expenses would be higher.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2013 to May 31, 2014).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

—

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

—

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annualized Expense Ratio	Expenses Paid During Period(1)

Bond Fund
Actual
Class I	$1,000.00	$1,030.51	0.62%	$3.13
Class A	1,000.00	1,032.27	0.28	1.40
Class C	1,000.00	1,026.36	1.61	8.15
Hypothetical(2)
Class I	1,000.00	1,021.85	0.62	3.12
Class A	1,000.00	1,023.55	0.28	1.40
Class C	1,000.00	1,016.88	1.61	8.12

Government Mortgage Fund
Actual
Class I	$1,000.00	$1,026.60	0.71%	$3.59
Class A	1,000.00	1,027.46	0.80	4.03
Class C	1,000.00	1,022.66	1.71	8.61
Hypothetical(2)
Class I	1,000.00	1,021.39	0.71	3.58
Class A	1,000.00	1,020.96	0.80	4.02
Class C	1,000.00	1,016.42	1.71	8.58

High Yield Bond Fund
Actual
Class I	$1,000.00	$1,060.01	0.75%	$3.85
Class A	1,000.00	1,058.62	0.99	5.01
Hypothetical(2)
Class I	1,000.00	1,021.19	0.75	3.78
Class A	1,000.00	1,020.06	0.99	4.92

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annualized Expense Ratio	Expenses Paid During Period(1)

Intermediate Bond Fund
Actual
Class I	$1,000.00	$1,017.71	0.53%	$2.68
Class A	1,000.00	1,017.42	0.43	2.17
Class C	1,000.00	1,012.81	1.46	7.31
Hypothetical(2)
Class I	1,000.00	1,022.27	0.53	2.69
Class A	1,000.00	1,022.78	0.43	2.17
Class C	1,000.00	1,017.67	1.46	7.33

Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,003.38	0.49%	$2.45
Class A	1,000.00	1,005.82	(0.11)	(0.56)
Class C	1,000.00	1,001.06	0.85	4.26
Hypothetical(2)
Class I	1,000.00	1,022.49	0.49	2.47
Class A	1,000.00	1,025.48	(0.11)	(0.56)
Class C	1,000.00	1,020.68	0.85	4.30

Total Return Advantage Fund
Actual
Class I	$1,000.00	$1,036.40	0.56%	$2.86
Class A	1,000.00	1,035.02	0.78	3.94
Class C	1,000.00	1,031.25	1.53	7.75
Hypothetical(2)
Class I	1,000.00	1,022.12	0.56	2.84
Class A	1,000.00	1,021.06	0.78	3.91
Class C	1,000.00	1,017.30	1.53	7.70

(1)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

P N C  F i x e d  I n c o m e  F u n d s  a n d  T a x  E x e m p t  B o n d  F u n d s

E X P L A N A T I O N    O F    E X P E N S E    T A B L E S    (U n a u d i t e d)

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annualized Expense Ratio	Expenses Paid During Period(1)

Ultra Short Bond Fund
Actual
Class I	$1,000.00	$1,000.71	0.34%	$1.69
Class A	1,000.00	1,000.33	0.61	3.04
Hypothetical(2)
Class I	1,000.00	1,023.24	0.34	1.71
Class A	1,000.00	1,021.89	0.61	3.07

Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,047.17	0.53%	$2.71
Class A	1,000.00	1,049.60	0.11	0.56
Class C	1,000.00	1,042.49	1.51	7.68
Hypothetical(2)
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,024.39	0.11	0.55
Class C	1,000.00	1,017.41	1.51	7.59

Maryland Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,036.28	0.53%	$2.69
Class A	1,000.00	1,036.44	0.42	2.11
Class C	1,000.00	1,032.42	1.32	6.69
Hypothetical(2)
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,022.86	0.42	2.09
Class C	1,000.00	1,018.35	1.32	6.64

Michigan Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,025.82	0.91%	$4.57
Class A	1,000.00	1,026.98	0.79	4.01
Class C	1,000.00	1,022.88	1.59	8.04
Hypothetical(2)
Class I	1,000.00	1,020.42	0.91	4.56
Class A	1,000.00	1,020.98	0.79	4.00
Class C	1,000.00	1,016.98	1.59	8.02

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annualized Expense Ratio	Expenses Paid During Period(1)

Ohio Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,033.22	0.59%	$2.98
Class A	1,000.00	1,031.88	0.75	3.78
Class C	1,000.00	1,027.26	1.59	8.03
Hypothetical(2)
Class I	1,000.00	1,022.00	0.59	2.96
Class A	1,000.00	1,021.21	0.75	3.76
Class C	1,000.00	1,017.01	1.59	7.99

Pennsylvania Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,040.85	0.75%	$3.82
Class A	1,000.00	1,040.50	0.98	5.01
Class C	1,000.00	1,036.68	1.75	8.91
Hypothetical(2)
Class I	1,000.00	1,021.19	0.75	3.78
Class A	1,000.00	1,020.02	0.98	4.96
Class C	1,000.00	1,016.19	1.75	8.82

Tax Exempt Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,016.22	0.53%	$2.66
Class A	1,000.00	1,014.83	0.78	3.91
Hypothetical(2)
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,021.05	0.78	3.92

(1)	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number (2) of days (182) in the most recent fiscal half-year, then divided by 365.
(2)	Assumes annual return of 5% before expenses.

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C shares of certain Funds (See Note 12 in Notes to Financial Statements).

The table below represents what the “Annualized Expense Ratio” and “Expenses Paid During Period” would have been had the voluntary expense reimbursement commitment not been made by the Underwriter.

	Annualized Expense Ratio	Expenses Paid During Period(1)

Bond Fund
Actual
Class A	0.83%	$4.22
Class C	1.62	8.16
Hypothetical(2)
Class A	0.83	4.20
Class C	1.62	8.12

Government Mortgage Fund
Actual
Class A	0.97%	$4.91
Class C	1.71	8.62
Hypothetical(2)
Class A	0.97	4.89
Class C	1.71	8.60

High Yield Bond Fund
Actual
Class A	1.01%	$5.17
Hypothetical(2)
Class A	1.01	5.07

Intermediate Bond Fund
Actual
Class A	0.77%	$3.88
Class C	1.50	7.54
Hypothetical(2)
Class A	0.77	3.88
Class C	1.50	7.55

Limited Maturity Bond Fund
Actual
Class A	0.60%	$3.01
Class C	0.96	4.80
Hypothetical(2)
Class A	0.60	3.03
Class C	0.96	4.85

Total Return Advantage Fund
Actual
Class A	0.84%	$4.25
Class C	1.56	7.90
Hypothetical(2)
Class A	0.84	4.22
Class C	1.56	7.85

Ultra Short Bond Fund
Actual
Class A	0.62%	$3.09
Hypothetical(2)
Class A	0.62	3.13

	Annualized Expense Ratio	Expenses Paid During Period(1)

Intermediate Tax Exempt Bond Fund
Actual
Class A	0.70%	$3.60
Class C	1.53	7.79
Hypothetical(2)
Class A	0.70	3.55
Class C	1.53	7.69

Maryland Tax Exempt Bond Fund
Actual
Class A	0.69%	$3.52
Class C	1.47	7.44
Hypothetical(2)
Class A	0.69	3.49
Class C	1.47	7.38

Michigan Intermediate Municipal Bond Fund
Actual
Class A	1.11%	$5.62
Class C	1.90	9.60
Hypothetical(2)
Class A	1.11	5.60
Class C	1.90	9.56

Ohio Intermediate Tax Exempt Bond Fund
Actual
Class A	0.86%	$4.35
Class C	1.59	8.03
Hypothetical(2)
Class A	0.86	4.33
Class C	1.59	7.99

Pennsylvania Intermediate Municipal Bond Fund
Actual
Class A	1.01%	$5.13
Class C	1.75	8.91
Hypothetical(2)
Class A	1.01	5.08
Class C	1.75	8.82

Tax Exempt Limited Maturity Bond Fund
Actual
Class A	0.81%	$4.05
Hypothetical(2)
Class A	0.81	4.06

(1)

Expenses are equal to each Class’ annualized expense ratio (excluding voluntary expense reimbursement commitment by the Underwriter )multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Bond Fund
	Class I						Class A
	2014		2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$10.55		$10.80	$10.53	$10.27	$9.80	$10.57		$10.83	$10.55		$10.30	$9.82

Net Investment Income(1)	0.18		0.20	0.30	0.35	0.40	0.18		0.18	0.28		0.32	0.37
Realized and Unrealized Gain (Loss) on Investments	0.04		(0.03)	0.29	0.27	0.49	0.04		(0.05)	0.30		0.26	0.50

Total from Investment Operations	0.22		0.17	0.59	0.62	0.89	0.22		0.13	0.58		0.58	0.87

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)	–	–		–	–

Dividends from Net Investment Income	(0.20)		(0.23)	(0.32)	(0.36)	(0.42)	(0.17)		(0.20)	(0.30)		(0.33)	(0.39)
Distributions from Net Realized Gains	(0.01)		(0.19)	–	–	–	(0.01)		(0.19)	–		–	–

Total Distributions	(0.21)		(0.42)	(0.32)	(0.36)	(0.42)	(0.18)		(0.39)	(0.30)		(0.33)	(0.39)

Net Asset Value, End of Year	$10.56		$10.55	$10.80	$10.53	$10.27	$10.61		$10.57	$10.83		$10.55	$10.30

Total Return†	2.08%		1.56%	5.69%	6.09%	9.16%	2.11%		1.18%	5.56%		5.69%	8.94%

Ratios/Supplemental Data
Net Assets End of Year (000)	$173,997		$193,899	$182,239	$220,136	$234,920	$3,644		$3,937	$4,449		$5,134	$5,609
Ratio of Expenses to Average Net Assets	0.61%		0.60%	0.59%	0.59%	0.59%	0.59	%(3)	0.88%	0.81	%(4)	0.87%	0.88%
Ratio of Net Investment Income to Average Net Assets	1.73%		1.87%	2.87%	3.32%	3.98%	1.75	%(3)	1.64%	2.66	%(4)	3.05%	3.68%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.61%		0.60%	0.59%	0.59%	0.59%	0.86%		0.88%	0.87%		0.87%	0.88%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.73%		1.87%	2.87%	3.32%	3.98%	1.48%		1.64%	2.60%		3.05%	3.68%
Portfolio Turnover Rate(5)	86%		71%	58%	80%	52%	86%		71%	58%		80%	52%

	Bond Fund
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.54		$10.80	$10.53	$10.27	$9.80

Net Investment Income(1)	0.07		0.10	0.20	0.24	0.30
Realized and Unrealized Gain (Loss) on Investments	0.05		(0.05)	0.28	0.27	0.48

Total from Investment Operations	0.12		0.05	0.48	0.51	0.78

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–

Dividends from Net Investment Income	(0.09)		(0.12)	(0.21)	(0.25)	(0.31)
Distributions from Net Realized Gains	(0.01)		(0.19)	–	–	–

Total Distributions	(0.10)		(0.31)	(0.21)	(0.25)	(0.31)

Net Asset Value, End of Year	$10.56		$10.54	$10.80	$10.53	$10.27

Total Return†	1.16%		0.46%	4.65%	5.04%	8.07%

Ratios/Supplemental Data
Net Assets End of Year (000)	$300		$286	$308	$392	$445
Ratio of Expenses to Average Net Assets	1.61	%(3)	1.60%	1.60%	1.59%	1.60%
Ratio of Net Investment Income to Average Net Assets	0.69	%(3)	0.91%	1.91%	2.33%	2.94%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.61%		1.60%	1.60%	1.59%	1.60%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.69%		0.91%	1.91%	2.33%	2.94%
Portfolio Turnover Rate(5)	86%		71%	58%	80%	52%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.
(3)	During the fiscal year ended May 31, 2014, a voluntary expense reimbursement payment was made by the Underwriter to Class A shares and Class C Shares. This voluntary payment represented a 0.27% impact to Class A ratios. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. The voluntary payment had no impact to Class C ratios. See Note 12 in Notes to Financial Statements.
(4)	During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.
(5)	Due to its investment strategy, the Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	Government Mortgage Fund
	Class I						Class A
	2014		2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$9.35		$9.70	$9.67	$9.67	$9.51	$9.35		$9.70	$9.66		$9.67	$9.51

Net Investment Income(1)	0.22		0.24	0.34	0.39	0.41	0.20		0.22	0.32		0.36	0.38
Realized and Unrealized Gain (Loss) on Investments	(0.01)		(0.29)	0.07	0.02	0.18	(0.01)		(0.30)	0.07		0.01	0.19

Total from Investment Operations	0.21		(0.05)	0.41	0.41	0.59	0.19		(0.08)	0.39		0.37	0.57

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)	–	–		–	–

Dividends from Net Investment Income	(0.27)		(0.30)	(0.38)	(0.41)	(0.43)	(0.24)		(0.27)	(0.35)		(0.38)	(0.41)

Total Distributions	(0.27)		(0.30)	(0.38)	(0.41)	(0.43)	(0.24)		(0.27)	(0.35)		(0.38)	(0.41)

Net Asset Value, End of Year	$9.29		$9.35	$9.70	$9.67	$9.67	$9.30		$9.35	$9.70		$9.66	$9.67

Total Return†	2.30%		(0.55)%	4.27%	4.30%	6.37%	2.13%		(0.83)%	4.15%		3.91%	6.06%

Ratios/Supplemental Data
Net Assets End of Year (000)	$51,269		$87,433	$88,197	$110,943	$133,539	$10,888		$8,505	$11,882		$13,126	$16,443
Ratio of Expenses to Average Net Assets	0.71%		0.66%	0.65%	0.63%	0.63%	0.90	%(3)	0.94%	0.86	%(4)	0.91%	0.92%
Ratio of Net Investment Income to Average Net Assets	2.41%		2.45%	3.55%	4.04%	4.33%	2.14	%(3)	2.31%	3.33	%(4)	3.77%	4.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.71%		0.66%	0.65%	0.63%	0.63%	0.98%		0.94%	0.93%		0.91%	0.92%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.41%		2.45%	3.55%	4.04%	4.33%	2.06%		2.31%	3.26%		3.77%	4.01%
Portfolio Turnover Rate(5)	3%		54%	29%	17%	15%	3%		54%	29%		17%	15%

	Government Mortgage Fund
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$9.34		$9.68	$9.65	$9.65	$9.50

Net Investment Income(1)	0.13		0.15	0.24	0.30	0.30
Realized and Unrealized Gain (Loss) on Investments	(0.01)		(0.29)	0.07	0.01	0.19

Total from Investment Operations	0.12		(0.14)	0.31	0.31	0.49

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–

Dividends from Net Investment Income	(0.18)		(0.20)	(0.28)	(0.31)	(0.34)

Total Distributions	(0.18)		(0.20)	(0.28)	(0.31)	(0.34)

Net Asset Value, End of Year	$9.28		$9.34	$9.68	$9.65	$9.65

Total Return†	1.29%		(1.44)%	3.23%	3.27%	5.20%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,638		$2,920	$3,906	$3,719	$4,704
Ratio of Expenses to Average Net Assets	1.71	%(3)	1.66%	1.65%	1.63%	1.64%
Ratio of Net Investment Income to Average Net Assets	1.46	%(3)	1.61%	2.49%	3.07%	3.17%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.71%		1.66%	1.65%	1.63%	1.64%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.46%		1.61%	2.49%	3.07%	3.17%
Portfolio Turnover Rate(5)	3%		54%	29%	17%	15%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2014, a voluntary expense reimbursement payment was made by the Underwriter to Class A shares and Class C Shares. This voluntary payment represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. The voluntary payment had no impact to Class C ratios. See Note 12 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

(5)

Due to its investment strategy, the Government Mortgage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See	Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	High Yield Bond Fund
	Class I					Class A
	2014	2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$8.39	$8.04	$8.35	$9.15	$7.96	$8.40		$8.05	$8.36		$9.16	$7.97

Net Investment Income(1)	0.42	0.46	0.55	0.66	0.77	0.40		0.44	0.53		0.64	0.75
Realized and Unrealized Gain (Loss) on Investments	0.13	0.54	(0.13)	0.76	1.21	0.13		0.53	(0.13)		0.75	1.21

Total from Investment Operations	0.55	1.00	0.42	1.42	1.98	0.53		0.97	0.40		1.39	1.96

Dividends from Net Investment Income	(0.42)	(0.47)	(0.55)	(0.67)	(0.79)	(0.40)		(0.44)	(0.53)		(0.64)	(0.77)
Distributions from Net Realized Gains	–	(0.18)	(0.18)	(1.55)	–	–		(0.18)	(0.18)		(1.55)	–

Total Distributions	(0.42)	(0.65)	(0.73)	(2.22)	(0.79)	(0.40)		(0.62)	(0.71)		(2.19)	(0.77)

Net Asset Value, End of Year	$8.52	$8.39	$8.04	$8.35	$9.15	$8.53		$8.40	$8.05		$8.36	$9.16

Total Return†	6.79%	12.75%	5.45%	17.17%	25.47%	6.51%		12.44%	5.19%		16.85%	25.12%

Ratios/Supplemental Data
Net Assets End of Year (000)	$29,709	$16,700	$9,123	$6,879	$8,797	$628		$493	$471		$315	$311
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%	0.99	%(2)	1.01%	1.01	%(3)	1.01%	1.01%
Ratio of Net Investment Income to Average Net Assets	5.05%	5.52%	6.80%	7.40%	8.61%	4.81	%(2)	5.34%	6.57	%(3)	7.15%	8.33%
Ratio of Expenses to Average Net Assets (Before Fees Waivers and Reimbursement,as applicable)	0.84%	1.09%	1.19%	1.41%	0.93%	1.10%		1.34%	1.45%		1.71%	1.19%
Ratio of Net Investment Income to Average Net Assets (Before Fees Waivers and Reimbursement, as applicable)	4.96%	5.18%	6.36%	6.74%	8.43%	4.70%		5.01%	6.13%		6.45%	8.15%
Portfolio Turnover Rate	59%	35%	32%	91%	78%	59%		35%	32%		91%	78%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary expense reimbursement payment was made by the Underwriter to Class A shares. This voluntary payment represented a 0.02% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 12 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which had no impact to Class A ratios.

See Notes to Financial Statements.

	Intermediate Bond Fund
	Class I						Class A
	2014		2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$11.26		$11.48	$11.38	$11.31	$10.85	$11.28		$11.49	$11.40		$11.33	$10.87

Net Investment Income(1)	0.13		0.18	0.27	0.30	0.35	0.12		0.15	0.25		0.27	0.32
Realized and Unrealized Gain (Loss) on Investments	0.02		0.04	0.23	0.28	0.46	0.01		0.05	0.22		0.28	0.46

Total from Investment Operations	0.15		0.22	0.50	0.58	0.81	0.13		0.20	0.47		0.55	0.78

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)	–	–		–	–

Dividends from Net Investment Income	(0.13)		(0.19)	(0.28)	(0.31)	(0.35)	(0.11)		(0.16)	(0.26)		(0.28)	(0.32)
Distributions from Net Realized Gains	(0.21)		(0.25)	(0.12)	(0.20)	–	(0.21)		(0.25)	(0.12)		(0.20)	–

Total Distributions	(0.34)		(0.44)	(0.40)	(0.51)	(0.35)	(0.32)		(0.41)	(0.38)		(0.48)	(0.32)

Net Asset Value, End of Year	$11.07		$11.26	$11.48	$11.38	$11.31	$11.09		$11.28	$11.49		$11.40	$11.33

Total Return†	1.42%		1.93%	4.43%	5.25%	7.58%	1.16%		1.73%	4.11%		4.95%	7.27%

Ratios/Supplemental Data
Net Assets End of Year (000)	$361,838		$378,963	$397,082	$360,686	$334,915	$4,991		$5,565	$6,298		$7,694	$9,258
Ratio of Expenses to Average Net Assets	0.53%		0.53%	0.53%	0.53%	0.53%	0.63	%(3)	0.81%	0.74	%(4)	0.81%	0.82%
Ratio of Net Investment Income to Average Net Assets	1.15%		1.56%	2.37%	2.62%	3.15%	1.06	%(3)	1.30%	2.18	%(4)	2.36%	2.87%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.53%		0.53%	0.53%	0.53%	0.53%	0.79%		0.81%	0.81%		0.81%	0.82%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.15%		1.56%	2.37%	2.62%	3.15%	0.89%		1.30%	2.11%		2.36%	2.87%
Portfolio Turnover Rate(5)	69%		83%	48%	80%	56%	69%		83%	48%		80%	56%

	Intermediate Bond Fund
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.31		$11.53	$11.43	$11.36	$10.90

Net Investment Income(1)	0.02		0.06	0.16	0.19	0.24
Realized and Unrealized Gain (Loss) on Investments	0.03		0.04	0.23	0.28	0.46

Total from Investment Operations	0.05		0.10	0.39	0.47	0.70

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–

Dividends from Net Investment Income	(0.03)		(0.07)	(0.17)	(0.20)	(0.24)
Distributions from Net Realized Gains	(0.21)		(0.25)	(0.12)	(0.20)	–

Total Distributions	(0.24)		(0.32)	(0.29)	(0.40)	(0.24)

Net Asset Value, End of Year	$11.12		$11.31	$11.53	$11.43	$11.36

Total Return†	0.43%		0.91%	3.38%	4.19%	6.48%

Ratios/Supplemental Data
Net Assets End of Year (000)	$724		$1,322	$1,083	$1,316	$1,474
Ratio of Expenses to Average Net Assets	1.50	%(3)	1.53%	1.53%	1.53%	1.54%
Ratio of Net Investment Income to Average Net Assets	0.21	%(3)	0.52%	1.40%	1.64%	2.12%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.52%		1.53%	1.53%	1.53%	1.54%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.19%		0.52%	1.40%	1.64%	2.12%
Portfolio Turnover Rate(5)	69%		83%	48%	80%	56%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2014, a voluntary expense reimbursement payment was made by the Underwriter to Class A shares and Class C Shares. This voluntary payment represented a 0.17% and 0.02% impact to Class A and Class C ratios, respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

(5)

Due to its investment strategy, the Intermediate Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Limited Maturity Bond Fund
	Class I							Class A
	2014		2013	2012		2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$10.18		$10.19	$10.23		$10.20	$10.11	$10.21		$10.22	$10.26		$10.23	$10.14

Net Investment Income(1)	0.04		0.06	0.11		0.16	0.25	0.05		0.03	0.09		0.14	0.22
Realized and Unrealized Gain (Loss) on Investments	0.03		0.01	(0.02)		0.05	0.10	0.03		0.01	(0.02)		0.05	0.10

Total from Investment Operations	0.07		0.07	0.09		0.21	0.35	0.08		0.04	0.07		0.19	0.32

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	*(3)	–	–	–	*(2)	–	–	*(3)	–	–

Dividends from Net Investment Income	(0.05)		(0.08)	(0.13)		(0.18)	(0.26)	(0.03)		(0.05)	(0.11)		(0.16)	(0.23)

Total Distributions	(0.05)		(0.08)	(0.13)		(0.18)	(0.26)	(0.03)		(0.05)	(0.11)		(0.16)	(0.23)

Net Asset Value, End of Year	$10.20		$10.18	$10.19		$10.23	$10.20	$10.26		$10.21	$10.22		$10.26	$10.23

Total Return†	0.71%		0.72%	0.88	%(3)	2.11%	3.50%	0.81%		0.44%	0.67	%(3)	1.82%	3.20%

Ratios/Supplemental Data
Net Assets End of Year (000)	$337,808		$323,255	$337,295		$314,884	$269,482	$3,299		$3,924	$5,116		$7,356	$10,153
Ratio of Expenses to Average Net Assets	0.49%		0.49%	0.48%		0.50%	0.50%	0.35	%(4)	0.77%	0.69	%(5)	0.78%	0.79%
Ratio of Net Investment Income to Average Net Assets	0.37%		0.54%	1.06%		1.57%	2.44%	0.52	%(4)	0.32%	0.93	%(5)	1.37%	2.19%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.49%		0.49%	0.48%		0.50%	0.50%	0.69%		0.77%	0.76%		0.78%	0.79%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.37%		0.54%	1.06%		1.57%	2.44%	0.18%		0.32%	0.86%		1.37%	2.19%
Portfolio Turnover Rate(6)	68%		53%	77%		54%	83%	68%		53%	77%		54%	83%

	Limited Maturity Bond Fund
	Class C
	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$10.21		$10.22	$10.26		$10.23	$10.14

Net Investment Income (Loss)(1)	(0.01)		(0.02)	0.01		0.07	0.14
Realized and Unrealized Gain (Loss) on Investments	0.03		0.01	(0.02)		0.04	0.11

Total from Investment Operations	0.02		(0.01)	(0.01)		0.11	0.25

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	*(3)	–	–

Dividends from Net Investment Income	–	*	– *	(0.03)		(0.08)	(0.16)

Total Distributions	–	*	– *	(0.03)		(0.08)	(0.16)

Net Asset Value, End of Year	$10.23		$10.21	$10.22		$10.26	$10.23

Total Return†	0.21%		(0.09)%	(0.12	)%(3)	1.10%	2.46%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,288		$1,709	$2,326		$3,217	$5,208
Ratio of Expenses to Average Net Assets	0.94	%(4)	1.30%	1.48%		1.50%	1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06	)%(4)	(0.21)%	0.11%		0.68%	1.42%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.44%		1.49%	1.48%		1.50%	1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.56)%		(0.40)%	0.11%		0.68%	1.42%
Portfolio Turnover Rate(6)	68%		53%	77%		54%	83%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to a change in valuation methodology of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund.

(4)

During the fiscal year ended May 31, 2014, a voluntary expense reimbursement payment was made by the Underwriter to Class A shares and Class C Shares. This voluntary payment represented a 0.34% and 0.05% impact to Class A and Class C ratios, respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.

(5)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

(6)

Due to its investment strategy, the Limited Maturity Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	Total Return Advantage Fund(1)
	Class I							Class A
	2014		2013	2012		2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$10.91		$10.88	$10.64		$10.36	$9.85	$10.91		$10.89	$10.65		$10.36	$9.86

Net Investment Income(2)	0.25		0.27	0.37		0.39	0.43	0.23		0.24	0.35		0.36	0.39
Realized and Unrealized Gain (Loss) on Investments	0.07		0.05	0.25		0.30	0.52	0.06		0.04	0.25		0.31	0.50

Total from Investment Operations	0.32		0.32	0.62		0.69	0.95	0.29		0.28	0.60		0.67	0.89

Payment by Affiliate(2)	–		–	–		–	0.01 (3)	–		–	–		–	0.01 (3)

Contributions of Capital by Affiliate(2)	–	*(4)	–	–	*(5)	–	–	–	*(4)	–	–	*(5)	–	–

Dividends from Net Investment Income	(0.26)		(0.29)	(0.38)		(0.41)	(0.44)	(0.23)		(0.26)	(0.36)		(0.38)	(0.39)
Distributions from Net Realized Gains	–		–	–		–	(0.01)	–		–	–		–	(0.01)

Total Distributions	(0.26)		(0.29)	(0.38)		(0.41)	(0.45)	(0.23)		(0.26)	(0.36)		(0.38)	(0.40)

Net Asset Value, End of Year	$10.97		$10.91	$10.88		$10.64	$10.36	$10.97		$10.91	$10.89		$10.65	$10.36

Total Return†	2.99%		2.96%	5.92	%(5)	6.72%	9.90%	2.71%		2.58%	5.70	%(5)	6.53%	9.32%

Ratios/Supplemental Data
Net Assets End of Year (000)	$249,494		$266,378	$263,356		$247,780	$217,946	$4,645		$5,439	$5,969		$7,038	$9,213
Ratio of Expenses to Average Net Assets	0.56%		0.56%	0.56%		0.58%	0.53%	0.81	%(6)	0.84%	0.76	%(7)	0.86%	0.83%
Ratio of Net Investment Income to Average Net Assets	2.37%		2.43%	3.42%		3.71%	4.19%	2.13	%(6)	2.17%	3.23	%(7)	3.43%	3.79%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.56%		0.56%	0.56%		0.58%	0.62%	0.84%		0.84%	0.84%		0.86%	0.85%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.37%		2.43%	3.42%		3.71%	4.10%	2.10%		2.17%	3.15%		3.43%	3.77%
Portfolio Turnover Rate(8)	59%		71%	44%		76%	60%	59%		71%	44%		76%	60%

	Total Return Advantage Fund(1)
	Class C
	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$10.94		$10.91	$10.67		$10.38	$9.86

Net Investment Income(2)	0.15		0.14	0.26		0.28	0.33
Realized and Unrealized Gain (Loss) on Investments	0.05		0.07	0.25		0.31	0.53

Total from Investment Operations	0.20		0.21	0.51		0.59	0.86

Payment by Affiliate(2)	–		–	–		–	0.01 (3)

Contributions of Capital by Affiliate(2)	–	*(4)	–	–	*(5)	–	–

Dividends from Net Investment Income	(0.15)		(0.18)	(0.27)		(0.30)	(0.34)
Distributions from Net Realized Gains	–		–	–		–	(0.01)

Total Distributions	(0.15)		(0.18)	(0.27)		(0.30)	(0.35)

Net Asset Value, End of Year	$10.99		$10.94	$10.91		$10.67	$10.38

Total Return†	1.87%		1.94%	4.87	%(5)	5.76%	8.87%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,042		$965	$616		$472	$331
Ratio of Expenses to Average Net Assets	1.54	%(6)	1.56%	1.55%		1.58%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.38	%(6)	1.31%	2.41%		2.69%	3.19%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.56%		1.56%	1.55%		1.58%	1.62%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.36%		1.31%	2.41%		2.69%	3.10%
Portfolio Turnover Rate(8)	59%		71%	44%		76%	60%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)

On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The activity in the table presented above is for the accounting survivor, PNC Total Return Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 1.00659296, 1.00644841, and 1.00485957 for Class I, Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

(2)	Per share data calculated using average shares outstanding method.
(3)	See Note 9 in Notes to Financial Statements.
(4)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(5)

During the fiscal year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to a change in valuation methodology of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund.

(6)

During the fiscal year ended May 31, 2014, a voluntary expense reimbursement payment was made by the Underwriter to Class A shares and Class C Shares. This voluntary payment represented a 0.03% and 0.02% impact to Class A and Class C ratios, respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements

(7)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

(8)

Due to its investment strategy, the Total Return Advantage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Ultra Short Bond Fund
	Class I					Class A
	2014	2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$9.97	$9.98	$10.01	$10.05	$10.07	$9.98		$9.99	$10.03		$10.06	$10.08

Net Investment Income(1)	0.02	0.02	0.02	0.06	0.13	(0.01)		– *	0.01		0.06	0.11
Realized and Unrealized Gain (Loss) on Investments	–	0.02	0.01	0.01	0.02	0.02		0.01	(0.01)		(0.01)	0.02

Total from Investment Operations	0.02	0.04	0.03	0.07	0.15	0.01		0.01	–		0.05	0.13

Dividends from Net Investment Income	(0.03)	(0.05)	(0.06)	(0.11)	(0.17)	(0.01)		(0.02)	(0.04)		(0.08)	(0.15)

Total Distributions	(0.03)	(0.05)	(0.06)	(0.11)	(0.17)	(0.01)		(0.02)	(0.04)		(0.08)	(0.15)

Net Asset Value, End of Year	$9.96	$9.97	$9.98	$10.01	$10.05	$9.98		$9.98	$9.99		$10.03	$10.06

Total Return†	0.24%	0.39%	0.26%	0.71%	1.54%	0.06%		0.11%	(0.01)%		0.54%	1.25%

Ratios/Supplemental Data
Net Assets End of Year (000)	$433,326	$404,709	$541,798	$515,482	$339,187	$2,286		$3,735	$5,733		$8,233	$21,663
Ratio of Expenses to Average Net Assets	0.34%	0.34%	0.34%	0.35%	0.39%	0.61	%(2)	0.62%	0.50	%(3)	0.64%	0.67%
Ratio of Net Investment Income to Average Net Assets	0.17%	0.23%	0.19%	0.59%	1.25%	(0.06	)%(2)	(0.03)%	0.14	%(3)	0.62%	1.12%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.34%	0.34%	0.34%	0.35%	0.39%	0.62%		0.62%	0.62%		0.64%	0.67%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.17%	0.23%	0.19%	0.59%	1.25%	(0.07)%		(0.03)%	0.02%		0.62%	1.12%
Portfolio Turnover Rate(4)	94%	93%	102%	68%	71%	94%		93%	102%		68%	71%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares. This voluntary commitment had no impact to Class A ratios. See Note 12 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.12% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

(4)

Due to its investment strategy, the Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	Intermediate Tax Exempt Bond Fund(1)
	Class I						Class A
	2014		2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$10.10		$10.25	$9.76	$9.81	$9.69	$10.06		$10.21	$9.72		$9.84	$9.71

Net Investment Income(2)	0.26		0.25	0.26	0.25	0.27	0.26		0.23	0.23		0.22	0.24
Realized and Unrealized Gain (Loss) on Investments	0.06		(0.07)	0.56	0.15	0.27	0.07		(0.07)	0.56		0.08	0.27

Total from Investment Operations	0.32		0.18	0.82	0.40	0.54	0.33		0.16	0.79		0.30	0.51

Contributions of Capital by Affiliate(2)	–	*(3)	–	–	–	–	–	*(3)	–	–		–	–

Dividends from Net Investment Income	(0.26)		(0.25)	(0.26)	(0.25)	(0.28)	(0.24)		(0.23)	(0.23)		(0.22)	(0.24)
Distributions from Net Realized Gains	(0.27)		(0.08)	(0.07)	(0.20)	(0.14)	(0.27)		(0.08)	(0.07)		(0.20)	(0.14)

Total Distributions	(0.53)		(0.33)	(0.33)	(0.45)	(0.42)	(0.51)		(0.31)	(0.30)		(0.42)	(0.38)

Net Asset Value, End of Year	$9.89		$10.10	$10.25	$9.76	$9.81	$9.88		$10.06	$10.21		$9.72	$9.84

Total Return†	3.38%		1.84%	8.49%	4.18%	5.72%	3.47%		1.55%	8.28%		3.16%	5.32%

Ratios/Supplemental Data
Net Assets End of Year (000)	$81,906		$127,046	$137,504	$132,330	$141,189	$2,858		$3,092	$4,039		$5,270	$4,958
Ratio of Expenses to Average Net Assets	0.53%		0.53%	0.53%	0.53%	0.53%	0.48	%(4)	0.81%	0.75	%(5)	0.81%	0.85%
Ratio of Net Investment Income to Average Net Assets	2.66%		2.48%	2.56%	2.57%	2.81%	2.71	%(4)	2.21%	2.35	%(5)	2.29%	2.41%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.58%		0.56%	0.55%	0.56%	0.70%	0.81%		0.84%	0.83%		0.84%	0.93%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.61%		2.45%	2.54%	2.54%	2.64%	2.38%		2.18%	2.27%		2.26%	2.33%
Portfolio Turnover Rate	27%		35%	19%	37%	111%	27%		35%	19%		37%	111%

	Intermediate Tax Exempt Bond Fund(1)
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$9.97		$10.12	$9.63	$9.77	$9.63

Net Investment Income(2)	0.16		0.15	0.15	0.15	0.16
Realized and Unrealized Gain (Loss) on Investments	0.06		(0.07)	0.56	0.06	0.30

Total from Investment Operations	0.22		0.08	0.71	0.21	0.46

Contributions of Capital by Affiliate(2)	–	*(3)	–	–	–	–

Dividends from Net Investment Income	(0.16)		(0.15)	(0.15)	(0.15)	(0.18)
Distributions from Net Realized Gains	(0.27)		(0.08)	(0.07)	(0.20)	(0.14)

Total Distributions	(0.43)		(0.23)	(0.22)	(0.35)	(0.32)

Net Asset Value, End of Year	$9.76		$9.97	$10.12	$9.63	$9.77

Total Return†	2.37%		0.82%	7.49%	2.21%	4.87%

Ratios/Supplemental Data
Net Assets End of Year (000)	$353		$521	$495	$293	$169
Ratio of Expenses to Average Net Assets	1.52	%(4)	1.53%	1.53%	1.52%	1.50%
Ratio of Net Investment Income to Average Net Assets	1.69	%(4)	1.48%	1.55%	1.56%	1.65%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.59%		1.56%	1.54%	1.55%	1.56%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.62%		1.45%	1.54%	1.53%	1.59%
Portfolio Turnover Rate	27%		35%	19%	37%	11%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)

On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The activity in the table presented above is for the accounting survivor, PNC National Tax-Exempt Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 0.99731521, 0.99686595, and 1.00306218 for Class I, Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

(2)	Per share data calculated using average shares outstanding method.
(3)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(4)

During the fiscal year ended May 31, 2014, a voluntary expense reimbursement payment was made by the Underwriter to Class A shares and Class C Shares. This voluntary payment represented a 0.28% and 0.01% impact to Class A and Class C ratios, respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements.

(5)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Maryland Tax Exempt Bond Fund
	Class I						Class A
	2014		2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$11.41		$11.65	$11.27	$11.25	$11.05	$11.41		$11.65	$11.27		$11.24	$11.05

Net Investment Income(1)	0.31		0.31	0.32	0.32	0.31	0.30		0.28	0.29		0.29	0.26
Realized and Unrealized Gain (Loss) on Investments	(0.17)		(0.15)	0.48	0.02	0.20	(0.18)		(0.15)	0.48		0.03	0.19

Total from Investment Operations	0.14		0.16	0.80	0.34	0.51	0.12		0.13	0.77		0.32	0.45

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)	–	–		–	–

Dividends from Net Investment Income	(0.31)		(0.31)	(0.32)	(0.32)	(0.31)	(0.28)		(0.28)	(0.29)		(0.29)	(0.26)
Distributions from Net Realized Gains	(0.05)		(0.09)	(0.10)	–	–	(0.05)		(0.09)	(0.10)		–	–

Total Distributions	(0.36)		(0.40)	(0.42)	(0.32)	(0.31)	(0.33)		(0.37)	(0.39)		(0.29)	(0.26)

Net Asset Value, End of Year	$11.19		$11.41	$11.65	$11.27	$11.25	$11.20		$11.41	$11.65		$11.27	$11.24

Total Return†	1.31%		1.35%	7.23%	3.08%	4.65%	1.18%		1.06%	6.96%		2.88%	4.11%

Ratios/Supplemental Data
Net Assets End of Year (000)	$55,118		$66,494	$73,197	$71,256	$78,154	$555		$677	$832		$725	$635
Ratio of Expenses to Average Net Assets	0.53%		0.53%	0.53%	0.53%	0.52%	0.63	%(3)	0.81%	0.78	%(4)	0.81%	0.95%
Ratio of Net Investment Income to Average Net Assets	2.78%		2.68%	2.79%	2.86%	2.75%	2.68	%(3)	2.39%	2.54	%(4)	2.57%	2.32%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.57%		0.56%	0.55%	0.56%	0.75%	0.80%		0.84%	0.83%		0.84%	1.19%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.74%		2.65%	2.77%	2.83%	2.52%	2.51%		2.36%	2.49%		2.54%	2.08%
Portfolio Turnover Rate	4%		14%	21%	19%	43%	4%		14%	21%		19%	43%

	Maryland Tax Exempt Bond Fund
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.40		$11.65	$11.27	$11.25	$11.05

Net Investment Income(1)	0.21		0.19	0.20	0.21	0.20
Realized and Unrealized Gain (Loss) on Investments	(0.17)		(0.16)	0.48	0.02	0.20

Total from Investment Operations	0.04		0.03	0.68	0.23	0.40

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–

Dividends from Net Investment Income	(0.20)		(0.19)	(0.20)	(0.21)	(0.20)
Distributions from Net Realized Gains	(0.05)		(0.09)	(0.10)	–	–

Total Distributions	(0.25)		(0.28)	(0.30)	(0.21)	(0.20)

Net Asset Value, End of Year	$11.19		$11.40	$11.65	$11.27	$11.25

Total Return†	0.44%		0.23%	6.08%	2.07%	3.61%

Ratios/Supplemental Data
Net Assets End of Year (000)	$55		$54	$1	$1	$12
Ratio of Expenses to Average Net Assets	1.42	%(3)	1.50%	1.51%	1.48%	1.52%
Ratio of Net Investment Income to Average Net Assets	1.89	%(3)	1.65%	1.71%	1.88%	1.75%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.53%		1.54%	1.51%	1.50%	1.76%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.78%		1.61%	1.71%	1.86%	1.51%
Portfolio Turnover Rate	4%		14%	21%	19%	43%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.
(3)	During the fiscal year ended May 31, 2014, a voluntary expense reimbursement payment was made by the Underwriter to Class A shares and Class C Shares. This voluntary payment represented a 0.13% and 0.07% impact to Class A and Class C ratios, respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements
(4)	During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.03% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

	Michigan Intermediate Municipal Bond Fund
	Class I						Class A
	2014		2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$9.61		$9.85	$9.71	$9.98	$9.96	$9.61		$9.85	$9.71		$9.98	$9.96

Net Investment Income(1)	0.25		0.24	0.28	0.32	0.36	0.24		0.21	0.26		0.30	0.33
Realized and Unrealized Gain (Loss) on Investments	(0.18)		(0.13)	0.49	0.05	0.11	(0.17)		(0.13)	0.49		0.04	0.11

Total from Investment Operations	0.07		0.11	0.77	0.37	0.47	0.07		0.08	0.75		0.34	0.44

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)	–	–		–	–

Dividends from Net Investment Income	(0.24)		(0.24)	(0.28)	(0.32)	(0.36)	(0.22)		(0.21)	(0.26)		(0.29)	(0.33)
Distributions from Net Realized Gains	(0.13)		(0.11)	(0.35)	(0.32)	(0.08)	(0.13)		(0.11)	(0.35)		(0.32)	(0.08)

Total Distributions	(0.37)		(0.35)	(0.63)	(0.64)	(0.45)	(0.35)		(0.32)	(0.61)		(0.61)	(0.42)

Net Asset Value, End of Year	$9.31		$9.61	$9.85	$9.71	$9.98	$9.33		$9.61	$9.85		$9.71	$9.98

Total Return†	0.91%		1.09%	8.16%	3.85%	4.78%	0.88%		0.82%	7.92%		3.58%	4.49%

Ratios/Supplemental Data
Net Assets End of Year (000)	$6,267		$12,052	$12,722	$15,019	$21,843	$5,153		$5,770	$6,248		$7,572	$10,817
Ratio of Expenses to Average Net Assets	0.82%		0.76%	0.69%	0.66%	0.62%	0.91	%(3)	1.03%	0.92	%(4)	0.93%	0.89%
Ratio of Net Investment Income to Average Net Assets	2.67%		2.43%	2.83%	3.26%	3.63%	2.55	%(3)	2.16%	2.61	%(4)	3.00%	3.35%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.82%		0.76%	0.69%	0.66%	0.62%	1.07%		1.03%	0.96%		0.93%	0.89%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.67%		2.43%	2.83%	3.26%	3.63%	2.39%		2.16%	2.57%		3.00%	3.35%
Portfolio Turnover Rate	14%		16%	35%	22%	16%	14%		16%	35%		22%	16%

	Michigan Intermediate Municipal Bond Fund
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$9.63		$9.87	$9.73	$10.00	$9.98

Net Investment Income(1)	0.16		0.13	0.18	0.22	0.26
Realized and Unrealized Gain (Loss) on Investments	(0.16)		(0.12)	0.49	0.05	0.11

Total from Investment Operations	–		0.01	0.67	0.27	0.37

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–

Dividends from Net Investment Income	(0.15)		(0.14)	(0.18)	(0.22)	(0.26)
Distributions from Net Realized Gains	(0.13)		(0.11)	(0.35)	(0.32)	(0.08)

Total Distributions	(0.28)		(0.25)	(0.53)	(0.54)	(0.35)

Net Asset Value, End of Year	$9.35		$9.63	$9.87	$9.73	$10.00

Total Return†	0.12%		0.08%	7.07%	2.83%	3.73%

Ratios/Supplemental Data
Net Assets End of Year (000)	$118		$120	$90	$71	$73
Ratio of Expenses to Average Net Assets	1.68	%(3)	1.76%	1.69%	1.66%	1.62%
Ratio of Net Investment Income to Average Net Assets	1.77	%(3)	1.37%	1.81%	2.26%	2.62%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.83%		1.76%	1.69%	1.66%	1.62%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.62%		1.37%	1.81%	2.26%	2.62%
Portfolio Turnover Rate	14%		16%	35%	22%	16%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.
(3)	During the fiscal year ended May 31, 2014, a voluntary expense reimbursement payment was made by the Underwriter to Class A shares and Class C Shares. This voluntary payment represented a 0.16% and 0.15% impact to Class A and Class C ratios, respectively. Excluding this item, the expense ratios would have been higher and the income ratios would have been lower. See Note 12 in Notes to Financial Statements
(4)	During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Ohio Intermediate Tax Exempt Bond Fund
	Class I						Class A
	2014		2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$11.39		$11.70	$11.34	$11.40	$11.28	$11.35		$11.66	$11.31		$11.36	$11.25

Net Investment Income(1)	0.32		0.34	0.35	0.36	0.38	0.29		0.31	0.33		0.33	0.35
Realized and Unrealized Gain (Loss) on Investments	(0.11)		(0.17)	0.57	0.07	0.17	(0.10)		(0.17)	0.56		0.08	0.16

Total from Investment Operations	0.21		0.17	0.92	0.43	0.55	0.19		0.14	0.89		0.41	0.51

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)	–	–		–	–

Dividends from Net Investment Income	(0.32)		(0.34)	(0.35)	(0.36)	(0.38)	(0.29)		(0.31)	(0.33)		(0.33)	(0.35)
Distributions from Net Realized Gains	(0.15)		(0.14)	(0.21)	(0.13)	(0.05)	(0.15)		(0.14)	(0.21)		(0.13)	(0.05)

Total Distributions	(0.47)		(0.48)	(0.56)	(0.49)	(0.43)	(0.44)		(0.45)	(0.54)		(0.46)	(0.40)

Net Asset Value, End of Year	$11.13		$11.39	$11.70	$11.34	$11.40	$11.10		$11.35	$11.66		$11.31	$11.36

Total Return†	2.01%		1.47%	8.29%	3.85%	5.00%	1.82%		1.18%	7.98%		3.66%	4.61%

Ratios/Supplemental Data
Net Assets End of Year (000)	$56,863		$76,086	$82,881	$86,010	$96,103	$5,294		$6,567	$7,843		$9,887	$11,660
Ratio of Expenses to Average Net Assets	0.58%		0.56%	0.55%	0.55%	0.54%	0.80	%(3)	0.84%	0.76	%(4)	0.83%	0.83%
Ratio of Net Investment Income to Average Net Assets	2.90%		2.93%	3.03%	3.17%	3.37%	2.67	%(3)	2.65%	2.83	%(4)	2.89%	3.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.58%		0.56%	0.55%	0.55%	0.54%	0.85%		0.84%	0.83%		0.83%	0.83%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.90%		2.93%	3.03%	3.17%	3.37%	2.62%		2.65%	2.76%		2.89%	3.08%
Portfolio Turnover Rate	11%		15%	14%	14%	33%	11%		15%	14%		14%	33%

	Ohio Intermediate Tax Exempt Bond Fund
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$11.32		$11.63	$11.28	$11.35	$11.23

Net Investment Income(1)	0.21		0.22	0.23	0.24	0.26
Realized and Unrealized Gain (Loss) on Investments	(0.11)		(0.17)	0.56	0.06	0.18

Total from Investment Operations	0.10		0.05	0.79	0.30	0.44

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–

Dividends from Net Investment Income	(0.21)		(0.22)	(0.23)	(0.24)	(0.26)
Distributions from Net Realized Gains	(0.15)		(0.14)	(0.21)	(0.13)	(0.05)

Total Distributions	(0.36)		(0.36)	(0.44)	(0.37)	(0.32)

Net Asset Value, End of Year	$11.06		$11.32	$11.63	$11.28	$11.35

Total Return†	0.99%		0.45%	7.16%	2.73%	3.96%

Ratios/Supplemental Data
Net Assets End of Year (000)	$459		$620	$692	$1,009	$976
Ratio of Expenses to Average Net Assets	1.58%		1.56%	1.55%	1.55%	1.55%
Ratio of Net Investment Income to Average Net Assets	1.90%		1.94%	2.04%	2.17%	2.34%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.58%		1.56%	1.55%	1.55%	1.55%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.90%		1.94%	2.04%	2.17%	2.34%
Portfolio Turnover Rate	11%		15%	14%	14%	33%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.
(3)	During the fiscal year ended May 31, 2014, a voluntary expense reimbursement payment was made by the Underwriter to Class A shares. This voluntary payment represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 12 in Notes to Financial Statements.
(4)	During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

	Pennsylvania Intermediate Municipal Bond Fund
	Class I						Class A
	2014		2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$10.40		$10.65	$10.32	$10.67	$10.50	$10.42		$10.67	$10.34		$10.69	$10.52

Net Investment Income(1)	0.27		0.28	0.30	0.31	0.32	0.25		0.25	0.28		0.28	0.29
Realized and Unrealized Gain (Loss) on Investments	(0.15)		(0.15)	0.50	0.06	0.22	(0.14)		(0.15)	0.50		0.06	0.22

Total from Investment Operations	0.12		0.13	0.80	0.37	0.54	0.11		0.10	0.78		0.34	0.51

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)	–	–		–	–

Dividends from Net Investment Income	(0.27)		(0.28)	(0.30)	(0.31)	(0.32)	(0.25)		(0.25)	(0.28)		(0.28)	(0.29)
Distributions from Net Realized Gains	(0.10)		(0.10)	(0.17)	(0.41)	(0.05)	(0.10)		(0.10)	(0.17)		(0.41)	(0.05)

Total Distributions	(0.37)		(0.38)	(0.47)	(0.72)	(0.37)	(0.35)		(0.35)	(0.45)		(0.69)	(0.34)

Net Asset Value, End of Year	$10.15		$10.40	$10.65	$10.32	$10.67	$10.18		$10.42	$10.67		$10.34	$10.69

Total Return†	1.28%		1.19%	7.91%	3.71%	5.26%	1.12%		0.92%	7.65%		3.43%	4.97%

Ratios/Supplemental Data
Net Assets End of Year (000)	$14,449		$22,931	$27,933	$26,114	$28,931	$2,162		$2,732	$3,089		$3,061	$3,932
Ratio of Expenses to Average Net Assets	0.70%		0.64%	0.61%	0.61%	0.59%	0.96	%(3)	0.91%	0.85	%(4)	0.88%	0.87%
Ratio of Net Investment Income to Average Net Assets	2.74%		2.62%	2.85%	2.96%	3.03%	2.49	%(3)	2.35%	2.62	%(4)	2.69%	2.71%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.70%		0.64%	0.61%	0.61%	0.59%	0.97%		0.91%	0.88%		0.88%	0.87%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.74%		2.62%	2.85%	2.96%	3.03%	2.48%		2.35%	2.59%		2.69%	2.71%
Portfolio Turnover Rate	7%		20%	21%	14%	55%	7%		20%	21%		14%	55%

	Pennsylvania Intermediate Municipal Bond Fund
	Class C
	2014		2013	2012	2011	2010
Net Asset Value, Beginning of Year	$10.41		$10.66	$10.34	$10.69	$10.51

Net Investment Income(1)	0.17		0.17	0.20	0.20	0.21
Realized and Unrealized Gain (Loss) on Investments	(0.14)		(0.15)	0.49	0.07	0.23

Total from Investment Operations	0.03		0.02	0.69	0.27	0.44

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–

Dividends from Net Investment Income	(0.17)		(0.17)	(0.20)	(0.21)	(0.21)
Distributions from Net Realized Gains	(0.10)		(0.10)	(0.17)	(0.41)	(0.05)

Total Distributions	(0.27)		(0.27)	(0.37)	(0.62)	(0.26)

Net Asset Value, End of Year	$10.17		$10.41	$10.66	$10.34	$10.69

Total Return†	0.38%		0.19%	6.73%	2.69%	4.30%

Ratios/Supplemental Data
Net Assets End of Year (000)	$719		$790	$1,037	$1,015	$1,954
Ratio of Expenses to Average Net Assets	1.71%		1.64%	1.61%	1.61%	1.60%
Ratio of Net Investment Income to Average Net Assets	1.74%		1.62%	1.86%	1.93%	2.02%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.71%		1.64%	1.61%	1.61%	1.60%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.74%		1.62%	1.86%	1.93%	2.02%
Portfolio Turnover Rate	7%		20%	21%	14%	55%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2014, a voluntary expense reimbursement payment was made by the Underwriter to Class A shares. This voluntary payment represented a 0.01% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 12 in Notes to Financial Statements

(4)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.03% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Tax Exempt Limited Maturity Bond Fund
	Class I						Class A
	2014		2013	2012	2011	2010	2014		2013	2012		2011	2010
Net Asset Value, Beginning of Year	$10.52		$10.64	$10.44	$10.39	$10.26	$10.53		$10.64	$10.45		$10.39	$10.27

Net Investment Income(1)	0.15		0.17	0.19	0.20	0.23	0.12		0.14	0.17		0.17	0.18
Realized and Unrealized Gain (Loss) on Investments	–	*	(0.10)	0.20	0.05	0.13	(0.01)		(0.09)	0.19		0.06	0.12

Total from Investment Operations	0.15		0.07	0.39	0.25	0.36	0.11		0.05	0.36		0.23	0.30

Contributions of Capital by Affiliate(1)	–	*(2)	–	–	–	–	–	*(2)	–	–		–	–

Dividends from Net Investment Income	(0.15)		(0.17)	(0.19)	(0.20)	(0.23)	(0.12)		(0.14)	(0.17)		(0.17)	(0.18)
Distributions from Net Realized Gains	(0.02)		(0.02)	–	–	–	(0.02)		(0.02)	–		–	–

Total Distributions	(0.17)		(0.19)	(0.19)	(0.20)	(0.23)	(0.14)		(0.16)	(0.17)		(0.17)	(0.18)

Net Asset Value, End of Year	$10.50		$10.52	$10.64	$10.44	$10.39	$10.50		$10.53	$10.64		$10.45	$10.39

Total Return†	1.47%		0.67%	3.78%	2.40%	3.53%	1.12%		0.49%	3.45%		2.21%	2.98%

Ratios/Supplemental Data
Net Assets End of Year (000)	$144,797		$145,668	$140,442	$128,926	$119,047	$470		$541	$526		$522	$815
Ratio of Expenses to Average Net Assets	0.53%		0.53%	0.53%	0.53%	0.52%	0.80	%(3)	0.81%	0.76	%(4)	0.81%	0.96%
Ratio of Net Investment Income to Average Net Assets	1.42%		1.60%	1.81%	1.89%	2.21%	1.19	%(3)	1.32%	1.59	%(4)	1.61%	1.77%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.54%		0.55%	0.53%	0.55%	0.71%	0.83%		0.83%	0.82%		0.83%	1.16%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.41%		1.58%	1.81%	1.87%	2.02%	1.16%		1.30%	1.53%		1.59%	1.57%
Portfolio Turnover Rate	48%		51%	19%	43%	79%	48%		51%	19%		43%	79%

*	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2014, a voluntary expense reimbursement payment was made by the Underwriter to Class A shares. This voluntary payment represented a 0.01% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 12 in Notes to Financial Statements

(4)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower.

See Notes to Financial Statements.

P N C  B o n d   F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
ASSET-BACKED SECURITIES — 2.0%
Automotive — 1.1%
BMW Vehicle Lease Trust, Series 2013-1, Cl A3 0.540%, 09/21/15	$250	$250
Ford Credit Auto Owner Trust, Series 2014-A, Cl A3 0.790%, 05/15/18	340	340
Nissan Auto Lease Trust, Series 2013-A, Cl A3 0.610%, 04/15/16	300	301
Volkswagen Auto Lease Trust, Series 2013-A, Cl A3 0.840%, 07/20/16	1,000	1,004

		1,895

Credit Cards — 0.8%
GE Capital Credit Card Master Note Trust, Series 2012-6, Cl A 1.360%, 08/17/20	1,435	1,425

Utilities — 0.1%
CenterPoint Energy Transition Bond LLC, Series 2012-1, Cl A2 2.161%, 10/15/21	250	253

Total Asset-Backed Securities (Cost $3,575)		3,573

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.8%
Credit Suisse First Boston Mortgage Securities, Series 2005-C6, Cl A4 5.230%, 12/15/40 (A)	3,034	3,172
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Cl A2 5.421%, 04/15/47	4	4

Total Commercial Mortgage-Backed Securities (Cost $3,011)		3,176

CORPORATE BONDS — 29.1%
Automotive — 0.3%
BorgWarner 4.625%, 09/15/20	430	468

Cable — 1.8%
21st Century Fox America 8.450%, 08/01/34	515	739
Comcast 4.250%, 01/15/33	565	581
DIRECTV Holdings LLC 4.600%, 02/15/21	825	901
Thomson Reuters 4.300%, 11/23/23	200	209
Viacom 4.250%, 09/01/23	35	37
3.250%, 03/15/23	685	675

		3,142

Consumer Discretionary — 0.6%
Carnival 3.950%, 10/15/20	430	453

	Par (000)	Value (000)

Hasbro 6.300%, 09/15/17	$554	$624

		1,077

Energy — 3.8%
Boardwalk Pipelines LP 3.375%, 02/01/23	473	435
BP Capital Markets PLC 3.245%, 05/06/22	300	303
CNOOC Nexen Finance 2014 ULC 4.250%, 04/30/24	400	412
Continental Resources 5.000%, 09/15/22	860	932
EQT 8.125%, 06/01/19	475	584
Kinder Morgan Energy Partners LP (MTN) 6.950%, 01/15/38	532	657
Nexen Energy ULC 5.875%, 03/10/35	403	455
ONEOK Partners LP 6.125%, 02/01/41	195	228
Petrobras Global Finance BV 3.000%, 01/15/19	530	518
Petrobras International Finance 5.375%, 01/27/21	525	545
Petroleos Mexicanos 6.000%, 03/05/20	390	445
Rowan 4.750%, 01/15/24	730	766
Williams Partners LP 4.125%, 11/15/20	425	454

		6,734

Financials — 7.2%
Abbey National Treasury Services PLC 3.050%, 08/23/18	160	167
American Express 7.000%, 03/19/18	375	448
Bank of America 6.050%, 05/16/16	425	464
5.625%, 07/01/20	275	317
4.000%, 04/01/24	125	128
Bank of America (MTN) 3.300%, 01/11/23	250	246
BBVA Bancomer SA 4.375%, 04/10/24 144A	450	458
Capital One Financial 6.150%, 09/01/16	500	555
3.500%, 06/15/23	358	359
Citigroup 6.125%, 11/21/17	410	470
5.500%, 09/13/25	415	458
5.300%, 01/07/16	427	457
Deutsche Bank AG 1.400%, 02/13/17	390	392
Fifth Third Bancorp 4.300%, 01/16/24	465	484
Goldman Sachs Group 4.000%, 03/03/24	400	407
Goldman Sachs Group (MTN) 5.375%, 03/15/20	425	481

See Notes to Financial Statements.

P N C  B o n d  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
HSBC Bank USA NA 4.875%, 08/24/20	$350	$389
HSBC Holdings PLC 5.100%, 04/05/21	520	592
JPMorgan Chase 6.125%, 06/27/17	280	317
4.625%, 05/10/21	545	602
3.375%, 05/01/23	490	478
Korea Development Bank 1.000%, 01/22/16	250	250
Morgan Stanley 4.875%, 11/01/22	585	626
4.750%, 03/22/17	445	486
Royal Bank of Canada 1.200%, 09/19/18	840	839
Santander US Debt SA Unipersonal 3.724%, 01/20/15 144A	600	610
US Bancorp (MTN) 2.950%, 07/15/22	940	925
Wells Fargo 5.900%, 12/29/49(A)	480	505

		12,910

Food, Beverage & Tobacco — 0.4%
Anheuser-Busch InBev Finance 3.700%, 02/01/24	380	394
Diageo Capital PLC 2.625%, 04/29/23	305	293

		687

Healthcare — 1.5%
Amgen 3.875%, 11/15/21	425	450
Gilead Sciences 3.700%, 04/01/24	895	919
Johnson & Johnson 5.950%, 08/15/37	463	595
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	610	627

		2,591

Industrials — 2.6%
Amphenol l 4.000%, 02/01/22	845	873
Avnet 5.875%, 06/15/20	350	395
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	930	928
Caterpillar 3.900%, 05/27/21	605	656
CRH America 4.125%, 01/15/16	395	416
General Electric 4.125%, 10/09/42	915	901
Textron 3.650%, 03/01/21	500	515

		4,684

Insurance — 1.5%
Assurant 2.500%, 03/15/18	425	429

	Par (000)	Value (000)

Berkshire Hathaway Finance 4.250%, 01/15/21	$430	$475
MetLife 6.400%, 12/15/66	520	580
Reinsurance Group of America 6.450%, 11/15/19	500	594
XLIT 2.300%, 12/15/18	510	514

		2,592

Materials — 1.6%
Allegheny Technologies 5.875%, 08/15/23	435	470
ArcelorMittal 7.500%, 10/15/39	435	471
Freeport-McMoRan Copper & Gold 3.550%, 03/01/22	810	796
Fresnillo PLC 5.500%, 11/13/23 144A	300	317
Goldcorp 2.125%, 03/15/18	570	571
Newmont Mining 3.500%, 03/15/22	240	227

		2,852

Metals & Mining — 0.4%
BHP Billiton Finance USA 5.000%, 09/30/43	280	306
Rio Tinto Finance USA PLC 2.250%, 12/14/18	415	421

		727

Real Estate Investment Trusts — 1.7%
American Campus Communities Operating Partnership LP 3.750%, 04/15/23	640	630
Digital Realty Trust LP 5.875%, 02/01/20#	630	697
5.250%, 03/15/21	170	183
Health Care REIT 5.250%, 01/15/22	405	455
ProLogis LP 6.875%, 03/15/20	377	456
Realty Income 5.750%, 01/15/21	410	472
3.250%, 10/15/22	165	162

		3,055

Retail — 1.5%
Advance Auto Parts 5.750%, 05/01/20	450	516
Darden Restaurants 3.350%, 11/01/22	335	319
Kroger 3.400%, 04/15/22	440	447
Wal-Mart Stores 5.250%, 09/01/35	1,150	1,334

		2,616

Technology — 1.3%
Apple 3.850%, 05/04/43	965	894

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Technology — continued
Hewlett-Packard 4.375%, 09/15/21	$455	$489
KLA-Tencor 6.900%, 05/01/18	107	126
Xerox 6.400%, 03/15/16	399	438
Xilinx 3.000%, 03/15/21	365	369

		2,316

Telecommunications — 1.4%
America Movil SAB de CV 5.000%, 03/30/20	330	371
AT&T 6.300%, 01/15/38	280	339
GTE 6.940%, 04/15/28	830	1,040
Telefonica Emisiones SA Unipersonal 5.134%, 04/27/20	585	655
Verizon Communications 6.400%, 09/15/33	125	154

		2,559

Transportation — 0.1%
ERAC USA Finance LLC 5.625%, 03/15/42 144A	200	226

Utilities — 1.4%
Berkshire Hathaway Energy 6.125%, 04/01/36	425	528
Duke Energy Carolinas LLC 4.000%, 09/30/42	205	201
Exelon Generation LLC 4.000%, 10/01/20	827	875
NextEra Energy Capital Holdings 4.500%, 06/01/21	410	448
Puget Sound Energy 5.757%, 10/01/39	372	467
Toledo Edison 7.250%, 05/01/20	26	32

		2,551

Total Corporate Bonds (Cost $49,386)		51,787

MUNICIPAL BOND — 0.4%
Texas — 0.4%
Texas Transportation Commission (RB) Series B 5.178%, 04/01/30	555	659

Total Municipal Bond (Cost $567)		659

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 25.5%
Federal Home Loan Mortgage Corporation — 1.8%
9.500%, 10/01/20	$19	$20
8.500%, 09/01/16	1	1
8.000%, 07/01/25	26	30
6.000%, 09/01/19	8	9
4.500%, 07/01/40	954	1,032
3.500%, 06/01/42	1,667	1,717
3.000%, 12/01/42	420	415
2.472%, 01/01/36 (A)	8	8
2.380%, 12/01/36 (A)	8	8

		3,240

Federal National Mortgage Association — 20.8%
9.000%, 11/01/24	52	60
8.000%, 03/01/31	1	1
6.000%, 09/01/37	4	4
5.500%, 12/01/33	1,009	1,126
5.500%, 05/01/35	325	364
5.500%, 03/01/36	31	35
5.000%, 08/01/37	774	856
5.000%, 03/01/40	1,429	1,590
5.000%, 07/01/41	1,645	1,824
4.500%, 02/01/39	11	12
4.500%, 10/01/39	2,942	3,182
4.500%, 04/01/40	655	716
4.500%, 07/01/40	41	44
4.500%, 11/01/40	896	970
4.500%, 04/01/41	627	678
4.000%, 09/01/39	23	25
4.000%, 11/01/40	1,665	1,766
4.000%, 01/01/41	1,167	1,241
4.000%, 02/01/41	1,201	1,273
4.000%, 11/01/41	41	44
4.000%, 12/01/41	1,057	1,123
4.000%, 02/01/42	938	996
4.000%, 07/01/42	1,334	1,414
3.500%, 09/01/26	1,404	1,487
3.500%, 01/01/28	1,671	1,769
3.500%, 03/01/41	1,623	1,674
3.500%, 07/01/42	762	786
3.500%, 08/01/42	44	46
3.500%, 10/01/42	1,788	1,844
3.500%, 11/01/42	1,351	1,393
3.500%, 02/01/43	1,830	1,888
3.000%, 06/01/27	775	806
3.000%, 10/01/27	684	712
3.000%, 11/01/27	808	841
3.000%, 11/01/42	1,766	1,749
2.500%, 11/01/27	2,647	2,698
2.121%, 08/01/35 (A)	7	7

		37,044

Government National Mortgage Association — 2.9%
8.500%, 11/15/21	25	26
8.500%, 07/15/22	5	5
8.250%, 04/20/17	1	1
8.000%, 01/15/30	173	198
6.000%, 01/15/32	1	1
4.500%, 07/15/39	837	913
4.500%, 10/20/43	882	962
4.000%, 09/15/41	1,304	1,393

See Notes to Financial Statements.

P N C  B o n d  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Government National Mortgage Association — continued
3.500%, 07/15/42	$20	$21
3.500%, 12/20/42	1,619	1,687

		5,207

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $44,702)		45,491

U.S. TREASURY OBLIGATIONS — 37.2%
U.S. Treasury Bonds — 5.1%
4.500%, 02/15/36	4,976	6,062
3.750%, 08/15/41	2,775	3,023

		9,085

U.S. Treasury Notes — 32.1%
3.000%, 09/30/16	4,470	4,729
2.375%, 08/31/14	935	940
2.250%, 01/31/15	17,415	17,664
1.625%, 08/15/22	1,510	1,437
1.500%, 08/31/18	4,620	4,658
1.250%, 10/31/15	6,000	6,089
0.875%, 12/31/16	2,120	2,134
0.375%, 01/15/16	8,180	8,196
0.250%, 01/31/15	11,275	11,287

		57,134

Total U.S. Treasury Obligations (Cost $65,831)		66,219

	Number of Shares	Value (000)
MONEY MARKET FUND — 3.6%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	6,350,335	$6,350

Total Money Market Fund (Cost $6,350)		6,350

Total Investments Before Short-Term Investment Purchased with Collateral from Securities Loaned – 99.6% (Cost $173,422)		177,255

SHORT-TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.4%

Money Market Fund — 0.4%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	662,392	662

Total Short-Term Investment Purchased with Collateral From Securities Loaned (Cost $662)‡		662

TOTAL INVESTMENTS — 100.0% (Cost $174,084)*		177,917

Other Assets & Liabilities – 0.0%		23

TOTAL NET ASSETS — 100.0%		$177,940

*	Aggregate cost for Federal income tax purposes is (000) $ 174,350.

Gross unrealized appreciation (000)	$4,235
Gross unrealized depreciation (000)	(668)

Net unrealized appreciation (000)	$3,567

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $635 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2014.
144A

Security exempt from registration under Rule 144A of the Securities Act of1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144Asecurities is $1,611 (000) and represents 0.9% of net assets as of May 31,2014.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Asset-Backed Securities	$–	$3,573	$–	$3,573

Commercial Mortgage-Backed Securities	–	3,176	–	3,176

Corporate Bonds	–	51,787	–	51,787

Money Market Fund	6,350	–	–	6,350

Municipal Bond	–	659	–	659

Short-Term Investment Purchased with Collateral From Securities Loaned	662	–	–	662

U.S. Government Agency Mortgage-Backed Obligations	–	45,491	–	45,491

U.S. Treasury Obligations	–	66,219	–	66,219

Total Assets - Investments in Securities	$7,012	$170,905	$–	$177,917

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2014, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$662	$–	$662

Total Liabilities - Collateral Received for Loaned Securities	$–	$662	$–	$662

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  G o v e r n m e n t  M o r t g a g e  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y   3 1 ,   2 0 1 4

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 97.6%
Federal Home Loan Mortgage Corporation — 10.5%
9.000%, 04/01/16 to 09/01/20	$17	$18
8.500%, 11/01/18 to 01/01/22	20	22
8.000%, 02/01/17 to 03/01/22	15	16
7.000%, 05/01/31	10	11
6.000%, 10/01/32	169	191
5.500%, 03/01/28	104	118
4.500%, 03/01/40 to 07/01/40	1,832	2,000
4.000%, 09/01/40 to 01/01/41	1,101	1,166
3.500%, 06/01/42 to 12/01/42	2,576	2,653
3.000%, 04/01/43	524	518

		6,713

Federal National Mortgage Association — 71.4%
10.000%, 06/01/21	4	4
9.000%, 02/01/17 to 10/01/19	4	4
8.500%, 11/01/21 to 09/01/23	9	10
8.000%, 02/01/23 to 03/01/23	5	5
7.500%, 09/01/22 to 07/01/31	110	129
7.000%, 12/01/15 to 09/01/31	46	49
6.500%, 04/01/16 to 02/01/38	1,153	1,303
6.000%, 11/01/35 to 01/01/37	1,603	1,807
5.500%, 12/01/18 to 01/01/35	2,843	3,178
5.000%, 10/01/35 to 10/01/39	2,287	2,543
4.500%, 06/01/20 to 08/01/40	6,957	7,575
4.000%, 07/01/25 to 03/01/42	7,961	8,449
3.500%, 08/01/26 to 01/01/43	12,358	12,802
3.000%, 04/01/27 to 12/01/42	6,111	6,162
2.500%, 03/01/28	1,520	1,546

		45,566

Government National Mortgage Association — 15.7%
14.000%, 07/15/14 to 02/15/15	0	0
13.500%, 07/15/14 to 12/20/14	1	1
13.000%, 11/15/14 to 06/15/15	2	2
12.500%, 10/15/14 to 11/20/15	5	5
12.000%, 02/15/15 to 08/15/15	8	8
9.250%, 12/20/16 to 05/15/21	22	23
9.000%, 06/15/16 to 11/15/24	85	94
8.750%, 12/15/16	18	18
8.500%, 02/15/17 to 09/15/24	86	91
8.000%, 04/15/17 to 04/15/30	146	161
7.500%, 09/20/15 to 09/20/30	285	312
7.000%, 09/20/15 to 07/15/31	422	473
5.000%, 10/15/39	1,472	1,625
4.500%, 03/15/39 to 08/15/39	2,387	2,605
4.000%, 09/15/39 to 10/15/41	2,618	2,796
3.500%, 07/15/42 to 01/20/43	1,726	1,797

		10,011

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $60,749)		62,290

	Par (000)	Value (000)
U.S. TREASURY OBLIGATION — 1.5%
U.S. Treasury Note — 1.5% 0.375%, 02/15/16	$935	$937

Total U.S. Treasury Obligation (Cost $936)		937

COLLATERALIZED MORTGAGE OBLIGATION — 0.1%

Freddie Mac, Series 1273, Cl Z 7.500%, 05/15/22	27	31

Total Collateralized Mortgage Obligation (Cost $27)		31

	Number of Shares
MONEY MARKET FUND — 2.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	1,299,329	1,299

Total Money Market Fund (Cost $1,299)		1,299

TOTAL INVESTMENTS — 101.2% (Cost $63,011)*		64,557

Other Assets & Liabilities – (1.2)%		(763)

TOTAL NET ASSETS — 100.0%		$63,794

*	Aggregate cost for Federal income tax purposes is (000) $63,011.

Gross unrealized appreciation (000)	$2,241
Gross unrealized depreciation (000)	(695)

Net unrealized appreciation (000)	$1,546

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Collateralized Mortgage Obligation	$–	$31	$–	$31

Money Market Fund	1,299	–	–	1,299

U.S. Government Agency Mortgage-Backed Obligations	–	62,290	–	62,290

U.S. Treasury Obligation	–	937	–	937

Total Assets - Investments in Securities	$1,299	$63,258	$–	$64,557

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  H i g h  Y i e l d  B o n d  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1,  2 0 1 4

	Par (000)	Value (000)
CORPORATE BONDS — 91.2%
Aerospace — 1.8%
Spirit AeroSystems
6.750%, 12/15/20	$325	$352
5.250%, 03/15/22 144A	200	203

		555

Automotive — 1.9%
General Motors Escrow Bond
8.375%, 12/31/49* (A) (B) (C)	405	–
Lear
5.375%, 03/15/24	300	308
Titan International
6.875%, 10/01/20 144A	250	258

		566

Cable — 7.9%
AMC Networks
7.750%, 07/15/21	513	573
Belo
7.750%, 06/01/27	450	515
CBS Outdoor Americas Capital LLC
5.625%, 02/15/24 144A	100	103
DISH DBS
7.750%, 05/31/15	100	106
Sinclair Television Group
6.375%, 11/01/21	400	418
6.125%, 10/01/22	100	103
Time
5.750%, 04/15/22 144A	580	580

		2,398

Consumer Services — 13.2%
Carnival PLC
7.875%, 06/01/27	58	72
Cedar Fair LP
5.250%, 03/15/21	275	282
Felcor Lodging LP
5.625%, 03/01/23	325	335
H&E Equipment Services
7.000%, 09/01/22	208	229
Live Nation Entertainment
7.000%, 09/01/20 144A	300	328
LKQ
4.750%, 05/15/23	250	244
Palace Entertainment Holdings LLC
8.875%, 04/15/17 144A	455	473
Royal Caribbean Cruises
11.875%, 07/15/15	95	106
7.500%, 10/15/27	557	634
SIWF Merger Sub
6.250%, 06/01/21 144A	250	253
Sotheby’s
5.250%, 10/01/22 144A	450	432
Speedway Motorsports
6.750%, 02/01/19	338	358
Vail Resorts
6.500%, 05/01/19	250	263

		4,009

Energy — 11.9%
Cloud Peak Energy Resources LLC
8.500%, 12/15/19	100	108

	Par (000)	Value (000)

Denbury Resources
5.500%, 05/01/22	$425	$438
Global Marine
7.000%, 06/01/28	500	558
McDermott International
8.000%, 05/01/21 144A	600	609
Peabody Energy
6.500%, 09/15/20	625	639
Petrobras International Finance
5.375%, 01/27/21	250	259
Plains Exploration & Production
6.875%, 02/15/23	300	341
Samson Investment
10.750%, 02/15/20 144A	325	340
Tesoro
5.375%, 10/01/22	295	308

		3,600

Financials — 6.6%
Bank of America
8.000%, 12/29/49 (D)	392	444
BBVA US Senior SA Unipersonal
4.664%, 10/09/15	200	210
JPMorgan Chase
7.900%, 04/29/49 (D)	650	733
Royal Bank of Scotland Group PLC
5.125%, 05/28/24	400	399
Wells Fargo
7.980%, 03/29/49 (D)	200	228

		2,014

Food, Beverage & Tobacco — 3.1%
Constellation Brands
6.000%, 05/01/22	100	112
HJ Heinz
4.250%, 10/15/20 144A	600	600
Post Holdings
6.750%, 12/01/21 144A	225	239

		951

Healthcare — 6.6%
DaVita HealthCare Partners
5.750%, 08/15/22	475	509
Endo Finance LLC & Endo Finco
7.000%, 07/15/19 144A	390	418
Hospira
5.800%, 08/12/23	400	449
Select Medical
6.375%, 06/01/21	350	365
Tenet Healthcare Corp
6.000%, 10/01/20	250	269

		2,010

Industrials — 16.0%
Allegion US Holding
5.750%, 10/01/21 144A	250	264
Bombardier
7.750%, 03/15/20 144A	500	565
Clean Harbors
5.125%, 06/01/21	100	102
Darling International
5.375%, 01/15/22 144A	100	104

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Industrials — continued
Erickson
8.250%, 05/01/20 144A	$566	$577
Howard Hughes
6.875%, 10/01/21 144A	250	269
Huntington Ingalls Industries
6.875%, 03/15/18	200	213
Interface
7.625%, 12/01/18	70	74
K Hovnanian Enterprises
7.250%, 10/15/20 144A	550	594
Masco
7.750%, 08/01/29	362	418
Owens-Illinois
7.800%, 05/15/18	100	116
PulteGroup
7.875%, 06/15/32	823	928
Sealed Air
5.250%, 04/01/23 144A	150	153
USG
8.375%, 10/15/18 144A	275	292
7.875%, 03/30/20 144A	150	167

		4,836

Materials — 11.9%
APERAM
7.750%, 04/01/18 144A	65	69
ArcelorMittal
10.350%, 06/01/19	375	475
Chemtura
5.750%, 07/15/21	550	567
Clearwater Paper
7.125%, 11/01/18	175	184
4.500%, 02/01/23	300	291
Eldorado Gold
6.125%, 12/15/20 144A	610	610
Fresnillo PLC
5.500%, 11/13/23 144A	825	873
Silgan Holdings
5.500%, 02/01/22 144A	525	545

		3,614

Real Estate Investment Trusts — 0.9%
RHP Hotel Properties LP
5.000%, 04/15/21	265	264

Retail — 2.5%
L Brands
8.500%, 06/15/19	375	453
Sally Holdings LLC
6.875%, 11/15/19	275	300

		753

Technology — 0.9%
Activision Blizzard
6.125%, 09/15/23 144A	250	276

Telecommunications — 3.0%
DigitalGlobe
5.250%, 02/01/21	600	590

	Par (000)	Value (000)

SBA Telecommunications
5.750%, 07/15/20	$300	$316

		906

Transportation — 1.2%
Jurassic Holdings III
6.875%, 02/15/21 144A	150	154
PHI
5.250%, 03/15/19 144A	200	203

		357

Utilities — 1.8%
Calpine
7.875%, 01/15/23 144A	490	550

Total Corporate Bonds
(Cost $26,708)		27,659

	Number of Shares
COMMON STOCKS — 0.6%
Automotive — 0.2%
General Motors	1,732	60
Motors Liquidation GUC Trust*	413	10

		70

Consumer Discretionary — 0.4%
Houghton Mifflin Harcourt*	6,325	116

Total Common Stocks
(Cost $173)		186

MONEY MARKET FUND — 6.3%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	1,925,782	1,926

Total Money Market Fund
(Cost $1,926)		1,926

TOTAL INVESTMENTS — 98.1%
(Cost $28,807)**		29,771

Other Assets & Liabilities – 1.9%		566

TOTAL NET ASSETS — 100.0%		$30,337

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $28,816.

Gross unrealized appreciation (000)	$1,055
Gross unrealized depreciation (000)	(100)

Net unrealized appreciation (000)	$955

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	Security fair valued using methods approved by the Board of Trustees.
(B)	Illiquid Security. Total value of illiquid securities is $0 (000) and represents 0.0% of net assets as of May 31, 2014.
(C)	Security in default.
(D)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2014.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $11,101 (000) and represents 36.6% of net assets as of May 31, 2014.

See Notes to Financial Statements.

P N C  H i g h  Y i e l d  B o n d  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Common Stocks	$186	$–	$–	$186

Corporate Bonds	–	27,659	–	27,659

Money Market Fund	1,926	–	–	1,926

Total Assets - Investments in Securities	$2,112	$27,659	$–	$29,771

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  B o n  d  F u n d

S C H E D U L E    O F    I N V E S T  M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
ASSET-BACKED SECURITIES — 3.0%
Automotive — 1.3%
BMW Vehicle Lease Trust,
Series 2013-1, Cl A3
0.540%, 09/21/15	$30	$30
Honda Auto Receivables Owner Trust,
Series 2012-1, Cl A3
0.770%, 01/15/16	33	33
Honda Auto Receivables Owner Trust,
Series 2013-3, Cl A3
0.770%, 05/15/17	600	602
Hyundai Auto Receivables Trust,
Series 2013-B, Cl A3
0.710%, 09/15/17	1,450	1,455
Nissan Auto Lease Trust,
Series 2013-A, Cl A3
0.610%, 04/15/16	1,055	1,057
Toyota Auto Receivables Owner Trust,
Series 2013-B Cl A3
0.890%, 07/17/17	20	20
Volkswagen Auto Loan Enhanced Trust,
Series 2013-1, Cl A3
0.560%, 08/21/17	1,665	1,667

		4,864

Credit Cards — 1.5%
Citibank Credit Card Issuance Trust,
Series 2013-A3, Cl A3
1.117%, 07/23/18	1,405	1,415
Discover Card Execution Note Trust,
Series 2013-A2, Cl A2
0.690%, 08/15/18	1,540	1,542
GE Capital Credit Card Master Note Trust,
Series 2012-2, Cl A
2.220%, 01/15/22	850	853
GE Capital Credit Card Master Note Trust,
Series 2012-6, Cl A
1.360%, 08/17/20	1,825	1,812

		5,622

Equipment — 0.0%
John Deere Owner Trust,
Series 2012-A, Cl A3
0.750%, 03/15/16	20	20

Utilities — 0.2%
CenterPoint Energy Transition Bond LLC,
Series 2012-1, Cl A2
2.161%, 10/15/21	640	646

Total Asset-Backed Securities
(Cost $11,134)		11,152

CORPORATE BONDS — 37.0%
Automotive — 0.6%
BorgWarner
4.625%, 09/15/20	1,363	1,483
PACCAR Financial (MTN)
0.845%, 12/06/18 (A)	800	808

		2,291

	Par (000)	Value (000)

Cable — 1.7%
21st Century Fox America
3.000%, 09/15/22	$1,020	$1,007
DIRECTV Holdings LLC
4.600%, 02/15/21	1,720	1,878
Discovery Communications LLC
4.375%, 06/15/21	25	27
3.300%, 05/15/22	1,005	1,003
Time Warner
3.400%, 06/15/22	1,020	1,040
Viacom
3.250%, 03/15/23	1,420	1,400

		6,355

Consumer Discretionary — 0.7%
Carnival
3.950%, 10/15/20	845	890
Hasbro
6.300%, 09/15/17	1,341	1,511

		2,401

Energy — 5.0%
Boardwalk Pipelines LP
3.375%, 02/01/23	1,205	1,107
BP Capital Markets PLC
1.375%, 05/10/18	300	297
3.245%, 05/06/22	1,100	1,113
CNOOC Nexen Finance 2014 ULC
4.250%, 04/30/24	960	989
ConocoPhillips
6.000%, 01/15/20	15	18
Continental Resources
5.000%, 09/15/22	1,825	1,978
Devon Energy
0.683%, 12/15/15(A)	975	979
EQT
8.125%, 06/01/19	1,145	1,407
Exxon Mobil
0.275%, 03/15/17(A)	2,150	2,150
Kinder Morgan Energy Partners LP
5.800%, 03/01/21	620	710
4.150%, 03/01/22	1,176	1,221
Nexen Energy
6.200%, 07/30/19	10	12
Petrobras Global Finance BV
3.000%, 01/15/19	1,280	1,252
Petrobras International Finance
5.375%, 01/27/21	885	918
Petroleos Mexicanos
6.000%, 03/05/20	805	918
Rowan
4.875%, 06/01/22	1,475	1,579
Williams Partners LP
5.250%, 03/15/20	1,285	1,440
4.125%, 11/15/20	390	416

		18,504

Financials — 11.3%
Abbey National Treasury Services PLC
3.050%, 08/23/18	565	591
American Express
1.550%, 05/22/18	640	639

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  B o n d  F  u n d

S C H E D U L E    O F    I N V E S T M E  N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
American Express Credit
0.737%, 07/29/16 (A)	$1,065	$1,071
American Honda Finance
0.730%, 10/07/16 (A)	1,250	1,260
2.125%, 10/10/18	10	10
Bank of America
6.050%, 05/16/16	1,150	1,256
5.625%, 07/01/20	665	767
4.000%, 04/01/24	255	261
Bank of America (MTN)
3.300%, 01/11/23	910	895
Bank of Montreal (MTN)
0.706%, 09/11/15 (A)	2,325	2,334
Bank of Nova Scotia
1.375%, 12/18/17	785	784
BB&T (MTN)
2.250%, 02/01/19	1,200	1,216
6.850%, 04/30/19	10	12
BBVA Bancomer SA
4.375%, 04/10/24 144A	1,270	1,294
BNP Paribas SA (MTN)
1.250%, 12/12/16	15	15
2.700%, 08/20/18	710	727
Canadian Imperial Bank of Commerce
0.748%, 07/18/16 (A)	690	694
Capital One Financial
6.150%, 09/01/16	45	50
3.500%, 06/15/23	1,745	1,751
Citigroup
4.875%, 05/07/15	1,636	1,698
6.125%, 11/21/17	788	902
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375%, 01/19/17	5	5
Deutsche Bank AG
1.400%, 02/13/17	820	824
1.350%, 05/30/17	455	455
Fifth Third Bancorp
4.300%, 01/16/24	1,105	1,151
General Electric Capital (MTN)
5.500%, 01/08/20	685	796
Goldman Sachs Group
4.000%, 03/03/24	760	773
Goldman Sachs Group (MTN)
5.375%, 03/15/20	780	883
HSBC Bank USA NA
4.875%, 08/24/20	1,615	1,795
HSBC Holdings PLC
5.100%, 04/05/21	20	23
John Deere Capital (MTN)
0.327%, 02/25/16 (A)	1,540	1,540
JPMorgan Chase
6.125%, 06/27/17	411	466
4.625%, 05/10/21	865	956
3.375%, 05/01/23	1,585	1,547
Korea Development Bank
1.000%, 01/22/16	1,000	999
Morgan Stanley
4.750%, 03/22/17	1,005	1,096
4.875%, 11/01/22	1,280	1,369
Royal Bank of Canada
1.200%, 09/19/18	1,560	1,558

	Par (000)	Value (000)
Royal Bank of Canada (MTN)
1.150%, 03/13/15	$55	$55
Svenska Handelsbanken AB
3.125%, 07/12/16	660	693
UnionBanCal
3.500%, 06/18/22	900	932
US Bancorp (MTN)
2.950%, 07/15/22	1,960	1,929
Wells Fargo
3.450%, 02/13/23	660	655
4.125%, 08/15/23	700	724
Wells Fargo (MTN)
4.100%, 06/03/26	575	579
Westpac Banking
2.250%, 07/30/18	1,355	1,382

		41,412

Food, Beverage & Tobacco — 1.4%
Anheuser-Busch InBev Finance
3.700%, 02/01/24	1,145	1,188
Coca-Cola
0.325%, 11/01/16 (A)	25	25
ConAgra Foods
7.000%, 04/15/19	745	902
Diageo Capital PLC
2.625%, 04/29/23	1,180	1,131
Mondelez International
5.375%, 02/10/20	885	1,017
PepsiCo
3.125%, 11/01/20	10	10
2.750%, 03/05/22	1,000	988

		5,261

Healthcare — 2.0%
Amgen
3.875%, 11/15/21	1,245	1,317
Gilead Sciences
3.700%, 04/01/24	1,165	1,197
McKesson
0.635%, 09/10/15 (A)	1,370	1,372
Mead Johnson Nutrition
3.500%, 11/01/14	1,350	1,367
Medtronic
1.375%, 04/01/18	625	623
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/21	1,225	1,260
WellPoint
1.250%, 09/10/15	25	25

		7,161

Industrials — 0.6%
Caterpillar
3.900%, 05/27/21	20	22
Cintas No. 2
2.850%, 06/01/16	15	15
CRH America
4.125%, 01/15/16	1,220	1,284
Republic Services
5.000%, 03/01/20	850	956

		2,277

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Insurance — 2.0%
ACE INA Holdings
2.600%, 11/23/15	$500	$515
Aon
3.500%, 09/30/15	1,310	1,358
Assurant
2.500%, 03/15/18	800	808
Berkshire Hathaway
3.750%, 08/15/21#	1,895	2,030
MetLife
4.368%, 09/15/23	645	696
Reinsurance Group of America
6.450%, 11/15/19	965	1,147
XLIT
2.300%, 12/15/18	805	811

		7,365

Materials — 1.4%
Allegheny Technologies
5.875%, 08/15/23	665	718
CF Industries
3.450%, 06/01/23	580	575
Dow Chemical
4.125%, 11/15/21	15	16
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	1,345	1,321
Fresnillo PLC
5.500%, 11/13/23 144A	700	740
Goldcorp
2.125%, 03/15/18	1,245	1,247
Newmont Mining
3.500%, 03/15/22	700	661

		5,278

Real Estate Investment Trusts — 2.0%
American Campus Communities Operating Partnership LP
3.750%, 04/15/23	1,570	1,545
Boston Properties LP
5.625%, 11/15/20	1,060	1,230
Digital Realty Trust LP
5.875%, 02/01/20#	1,380	1,528
5.250%, 03/15/21	275	296
Health Care REIT
4.950%, 01/15/21	570	631
ProLogis LP
6.875%, 03/15/20	730	883
Realty Income
3.250%, 10/15/22	1,405	1,375
Simon Property Group LP
5.650%, 02/01/20	20	24

		7,512

Retail — 1.5%
Advance Auto Parts
5.750%, 05/01/20	1,025	1,175
Darden Restaurants
3.350%, 11/01/22	850	810
eBay
2.600%, 07/15/22	520	499
Home Depot
4.400%, 04/01/21	15	17

	Par (000)	Value (000)

Target
0.394%, 07/18/14(A)	$1,558	$1,558
Wal-Mart Stores
3.625%, 07/08/20	20	22
Yum! Brands
3.750%, 11/01/21	1,200	1,238

		5,319

Sovereign Agency — 0.0%
Province of Ontario Canada
0.950%, 05/26/15	20	20

Technology — 2.4%
Amphenol
4.000%, 02/01/22	1,235	1,276
Apple
2.400%, 05/03/23	1,465	1,391
EMC
2.650%, 06/01/20	995	1,012
Hewlett-Packard
4.375%, 09/15/21	1,145	1,230
Intel
1.350%, 12/15/17	20	20
2.700%, 12/15/22	1,210	1,179
KLA-Tencor
6.900%, 05/01/18	620	729
Oracle
2.500%, 10/15/22	15	14
Xerox
6.400%, 03/15/16	785	861
4.500%, 05/15/21	275	298
Xilinx
3.000%, 03/15/21	605	612

		8,622

Telecommunications — 2.4%
America Movil SAB de CV
5.000%, 03/30/20	1,485	1,670
AT&T
4.450%, 05/15/21	790	868
3.900%, 03/11/24	575	596
Telefonica Emisiones SA Unipersonal
5.134%, 04/27/20	1,290	1,445
Verizon Communications
4.600%, 04/01/21	1,410	1,555
5.150%, 09/15/23	1,015	1,141
Vodafone Group PLC
1.500%, 02/19/18	1,570	1,566

		8,841

Transportation — 0.6%
Burlington Northern Santa Fe LLC
3.050%, 09/01/22	1,165	1,162
ERAC USA Finance LLC
2.800%, 11/01/18 144A	250	258
Penske Truck Leasing LP
3.750%, 05/11/17 144A	775	826

		2,246

Utilities — 1.4%
Dominion Resources
4.450%, 03/15/21	5	6

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  B o n d  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1,  2 0 1 4

	Par (000)	Value (000)
CORPORATE BONDS — continued
Utilities — continued
Exelon Generation LLC
4.000%, 10/01/20	$2,250	$2,382
Metropolitan Edison
7.700%, 01/15/19	900	1,106
NextEra Energy Capital Holdings
4.500%, 06/01/21	45	49
PPL Capital Funding
3.500%, 12/01/22	1,550	1,578
Toledo Edison
7.250%, 05/01/20	1	1

		5,122

Total Corporate Bonds (Cost $132,467)		135,987

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 0.0%
Government National Mortgage Association — 0.0%
5.500%, 05/15/17	7	7

Total U.S. Government Agency Mortgage-Backed Obligation (Cost $7)		7

U.S. TREASURY OBLIGATIONS — 58.8%
U.S. Treasury Notes — 58.8%
3.000%, 09/30/16	27,322	28,902
2.625%, 11/15/20	14,141	14,743
2.375%, 08/31/14	29,298	29,463
2.250%, 01/31/15	19,805	20,088
2.125%, 08/15/21	4,220	4,231
1.625%, 08/15/22	760	723
1.500%, 08/31/18	15,415	15,540
1.250%, 08/31/15	9,060	9,184
1.250%, 10/31/15	13,790	13,995
1.250%, 01/31/19	14,695	14,565
1.000%, 03/31/17	13,540	13,642
0.875%, 12/31/16	24,240	24,397
0.375%, 01/15/16	25,725	25,776
0.250%, 01/31/15	865	866

Total U.S. Treasury Obligations (Cost $215,540)		216,115

	Number of Shares	Value (000)
MONEY MARKET FUND — 1.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	3,638,272	$3,638

Total Money Market Fund (Cost $3,638)		3,638

Total Investments Before Short-Term Investment Purchased with Collateral from Securities Loaned – 99.8% (Cost $362,786)		366,899

SHORT-TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 1.0%

Money Market Fund — 1.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	3,528,740	3,529

Total Short-Term Investment Purchased with Collateral From Securities Loaned (Cost $3,529)‡		3,529

TOTAL INVESTMENTS — 100.8% (Cost $366,315)*		370,428

Other Assets & Liabilities – (0.8)%		(2,875)

TOTAL NET ASSETS — 100.0%		$367,553

*	Aggregate cost for Federal income tax purposes is (000) $ 366,660.

Gross unrealized appreciation (000)	$4,561
Gross unrealized depreciation (000)	(793)

Net unrealized appreciation (000)	$3,768

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $3,403 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2014.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $3,118 (000) and represents 0.8% of net assets as of May 31, 2014.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Asset-Backed Securities	$–	$11,152	$–	$11,152

Corporate Bonds	–	135,987	–	135,987

Money Market Fund	3,638	–	–	3,638

Short-Term Investment Purchased with Collateral From Securities Loaned	3,529	–	–	3,529

U.S. Government Agency Mortgage-Backed Obligation	–	7	–	7

U.S. Treasury Obligations	–	216,115	–	216,115

Total Assets - Investments in Securities	$7,167	$363,261	$–	$370,428

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2014, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$3,529	$–	$3,529

Total Liabilities - Collateral Received for Loaned Securities	$–	$3,529	$–	$3,529

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y   3 1 ,   2 0 1 4

	Par (000)	Value (000)
ASSET-BACKED SECURITIES — 15.4%
Automotive — 7.5%
Bank of America Auto Trust,
Series 2012-1, Cl A3
0.780%, 06/15/16	$694	$694
BMW Vehicle Owner Trust,
Series 2011-A, Cl A3
0.760%, 08/25/15	337	337
BMW Vehicle Owner Trust,
Series 2013-A, Cl A3
0.670%, 11/27/17	3,722	3,728
Ford Credit Auto Lease Trust,
Series 2013-A, Cl A3
0.600%, 03/15/16	2,180	2,183
Ford Credit Auto Owner Trust,
Series 2014-A, Cl A3
0.790%, 05/15/18	2,320	2,321
Honda Auto Receivables Owner Trust,
Series 2013-2, Cl A3
0.530%, 02/16/17	1,485	1,487
Honda Auto Receivables Owner Trust,
Series 2013-3, Cl A3
0.770%, 05/15/17	1,380	1,385
Hyundai Auto Receivables Trust,
Series 2010-B, Cl A4
1.630%, 03/15/17	2,472	2,489
Hyundai Auto Receivables Trust,
Series 2014-A, Cl A3
0.790%, 07/16/18	1,035	1,037
Nissan Auto Lease Trust,
Series 2013-A, Cl A3
0.610%, 04/15/16	1,575	1,577
Nissan Auto Receivables Owner Trust,
Series 2011-B, Cl A3
0.950%, 02/16/16	778	780
Nissan Auto Receivables Owner Trust,
Series 2013-B, Cl A3
0.840%, 11/15/17	2,405	2,417
Toyota Auto Receivables Owner Trust,
Series 2011-B, Cl A3
0.680%, 06/15/15	1,146	1,147
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	4,088	4,115

		25,697

Credit Cards — 5.2%
American Express Credit Account Master Trust
2013-3, Cl A
0.980%, 05/15/19	4,450	4,459
Chase Issuance Trust,
Series 2014-A1, Cl A
1.150%, 01/15/19	5,860	5,885
Citibank Credit Card Issuance Trust,
Series 2013-A3, Cl A3
1.117%, 07/23/18	4,470	4,501
GE Capital Credit Card Master Note Trust,
Series 2012-1, Cl A
1.030%, 01/15/18	2,945	2,954

		17,799

	Par (000)	Value (000)

Equipment — 1.8%
John Deere Owner Trust,
Series 2013-A, Cl A3
0.600%, 03/15/17	$6,010	$6,025

Mortgage Related — 0.0%
GE Mortgage Services LLC,
Series 1999-HE1, Cl A7
6.265%, 04/25/29	9	8

Utilities — 0.9%
CenterPoint Energy Transition Bond LLC,
Series 2012-1 Cl A1
0.901%, 04/15/18	3,113	3,120
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	86	87

		3,207

Total Asset-Backed Securities (Cost $52,643)		52,736

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.3%
Fannie Mae, Series 2003-86, Cl PY
4.500%, 09/25/18	1,578	1,667
Fannie Mae, Series 2003-97, Cl DG
5.000%, 10/25/18	1,185	1,260
Fannie Mae, Series 2011-29, Cl PE
3.500%, 09/25/36	1,011	1,034
Freddie Mac, Series 2682, Cl LC
4.500%, 07/15/32	968	1,001
Freddie Mac, Series 2828, Cl JE
4.500%, 07/15/19	1,605	1,704
Freddie Mac, Series 3535, Cl CA
4.000%, 05/15/24	518	541
Freddie Mac, Series 3564, Cl JA
4.000%, 01/15/18	1,597	1,668
Freddie Mac, Series 3786, Cl GN
4.000%, 08/15/35	1,845	1,956
Ginnie Mae, Series 2010-30, Cl NG
3.000%, 04/16/33	566	575

Total Collateralized Mortgage Obligations (Cost $11,424)		11,406

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.8%
Freddie Mac Multi-Family Structured Pass Thru
Certificates, Series K501, Cl A1
1.337%, 06/25/16	2,703	2,716

Total Commercial Mortgage-Backed Security (Cost $2,703)		2,716

CORPORATE BONDS — 29.1%
Automotive — 2.2%
Daimler Finance North America LLC
1.250%, 01/11/16 144A	1,400	1,415
Toyota Motor Credit (MTN)
2.050%, 01/12/17	2,710	2,790
Volkswagen Group of America Finance LLC
1.250%, 05/23/17 144A	1,950	1,951

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Automotive — continued
Volkswagen International Finance NV
1.150%, 11/20/15 144A	$1,300	$1,308

		7,464

Cable — 2.0%
Comcast
6.500%, 01/15/17	1,750	2,001
DIRECTV Holdings LLC
3.125%, 02/15/16	1,225	1,274
2.400%, 03/15/17	385	398
Thomson Reuters
0.875%, 05/23/16	1,420	1,421
1.300%, 02/23/17	210	211
Viacom
6.250%, 04/30/16	1,465	1,617

		6,922

Consumer Discretionary — 0.6%
Carnival
1.200%, 02/05/16	1,860	1,873

Energy — 1.0%
Kinder Morgan Energy Partners LP
5.625%, 02/15/15	1,650	1,706
Marathon Oil
0.900%, 11/01/15	1,700	1,709

		3,415

Financials — 15.4%
American Express Credit
1.300%, 07/29/16	800	808
Australia & New Zealand Banking Group
1.250%, 01/10/17	2,375	2,394
Bank of America
1.350%, 11/21/16	3,300	3,312
BNP Paribas SA (MTN)
1.250%, 12/12/16	1,350	1,355
1.375%, 03/17/17	1,100	1,102
Capital One Financial
1.000%, 11/06/15	2,705	2,717
Citigroup
1.250%, 01/15/16	990	996
4.450%, 01/10/17	2,620	2,828
Commonwealth Bank of Australia
1.125%, 03/13/17	2,200	2,201
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375%, 01/19/17	2,470	2,624
Credit Suisse (GMTN)
1.375%, 05/26/17	1,450	1,452
Deutsche Bank AG
1.400%, 02/13/17	1,700	1,709
1.350%, 05/30/17	1,700	1,701
General Electric Capital
2.900%, 01/09/17	3,400	3,565
Goldman Sachs Group
2.375%, 01/22/18	2,700	2,745
HSBC USA
2.375%, 02/13/15	1,732	1,756
JPMorgan Chase
3.150%, 07/05/16	1,675	1,750
JPMorgan Chase (MTN)
1.350%, 02/15/17	1,600	1,607

	Par (000)	Value (000)

Morgan Stanley
1.750%, 02/25/16	$685	$695
4.750%, 03/22/17	950	1,036
Morgan Stanley (MTN)
4.100%, 01/26/15	900	920
National Australia Bank (MTN)
2.750%, 03/09/17	2,450	2,559
Nordea Bank AB
2.250%, 03/20/15 144A	500	508
0.875%, 05/13/16 144A	2,000	2,004
Royal Bank of Canada
1.125%, 07/21/17	3,400	3,428
Union Bank NA
1.500%, 09/26/16	450	457
Wells Fargo
3.676%, 06/15/16 (A)	780	825
Wells Fargo (MTN)
2.100%, 05/08/17	1,540	1,584
Westpac Banking
0.950%, 01/12/16	1,750	1,762
1.200%, 05/19/17	360	361

		52,761

Food, Beverage & Tobacco — 1.2%
Anheuser-Busch
5.600%, 03/01/17	1,200	1,342
Kellogg
1.750%, 05/17/17	1,180	1,195
Kraft Foods Group
1.625%, 06/04/15	900	910
Nabisco
7.550%, 06/15/15	633	678

		4,125

Healthcare — 1.0%
Amgen
1.250%, 05/22/17	1,775	1,775
Teva Pharmaceutical Finance II BV
3.000%, 06/15/15	1,600	1,641

		3,416

Industrials — 0.7%
Amphenol
4.750%, 11/15/14	501	510
Eaton
0.950%, 11/02/15	1,000	1,006
Enterprise Products Operating LLC
1.250%, 08/13/15	950	958

		2,474

Insurance — 0.8%
Berkshire Hathaway
1.900%, 01/31/17	950	975
Prudential Financial (MTN)
3.875%, 01/14/15	1,788	1,827

		2,802

Materials — 0.4%
Rio Tinto Finance USA PLC
1.375%, 06/17/16	1,415	1,433

See Notes to Financial Statements.

P N C  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y   3 1 ,   2 0 1 4

	Par (000)	Value (000)
CORPORATE BONDS — continued
Real Estate Investment Trust — 0.1%
Realty Income
2.000%, 01/31/18	$325	$327

Retail — 0.7%
Kroger
2.200%, 01/15/17	965	992
Walgreen
1.000%, 03/13/15	1,255	1,261

		2,253

Technology — 0.8%
Hewlett-Packard
2.350%, 03/15/15	900	913
Johnson Controls
5.500%, 01/15/16	1,785	1,918

		2,831

Telecommunications — 1.5%
AT&T
2.400%, 08/15/16	2,700	2,785
Verizon Communications
0.700%, 11/02/15	1,200	1,203
2.500%, 09/15/16	1,200	1,242

		5,230

Utilities — 0.7%
NextEra Energy Capital Holdings
1.200%, 06/01/15	1,725	1,738
Xcel Energy
0.750%, 05/09/16	550	551

		2,289

Total Corporate Bonds (Cost $98,979)		99,615

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 5.4%
Federal Home Loan Mortgage Corporation — 0.8%
6.000%, 05/01/21	307	328
5.500%, 03/01/22	283	309
5.500%, 04/01/22	369	404
4.500%, 02/01/19	255	271
4.500%, 05/01/19	847	899
2.388%, 03/01/36 (B)	368	391

		2,602

Federal National Mortgage Association — 4.6%
6.000%, 09/01/16	60	63
5.500%, 09/01/17	180	191
5.500%, 10/01/17	68	73
5.500%, 11/01/18	210	223
5.000%, 06/01/18	191	203
5.000%, 12/01/21	306	325
4.500%, 06/01/21	855	909
4.000%, 08/01/21	472	506
3.500%, 06/01/20	1,304	1,385
3.500%, 11/01/20	1,272	1,352
3.500%, 01/01/24	2,978	3,166
3.000%, 01/01/22	2,011	2,104
3.000%, 06/01/22	2,756	2,884
2.515%, 04/01/35 (B)	505	537
2.415%, 11/01/32 (B)	45	46

	Par (000)	Value (000)

2.341%, 07/01/34 (B)	$354	$384
2.334%, 12/01/34 (B)	230	245
2.311%, 01/01/36 (B)	455	483
2.256%, 09/01/36 (B)	405	434
2.228%, 08/01/33 (B)	367	395

		15,908

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $17,913)		18,510

U.S. TREASURY OBLIGATIONS — 43.0%
U.S. Treasury Notes — 43.0%
2.250%, 01/31/15	22,405	22,725
0.750%, 01/15/17	9,290	9,316
0.625%, 11/15/16	14,465	14,484
0.375%, 04/15/15	14,800	14,836
0.375%, 02/15/16	21,595	21,631
0.250%, 08/15/15	21,305	21,333
0.250%, 12/15/15	22,250	22,258
0.250%, 05/15/16	20,595	20,552

Total U.S. Treasury Obligations (Cost $146,863)		147,135

	Number of Shares
MONEY MARKET FUND — 1.9%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	6,594,439	6,594

Total Money Market Fund (Cost $6,594)		6,594

TOTAL INVESTMENTS — 98.9%
(Cost $337,119)*		338,712

Other Assets & Liabilities – 1.1%		3,683

TOTAL NET ASSETS — 100.0%		$342,395

*	Aggregate cost for Federal income tax purposes is (000) $337,124.

Gross unrealized appreciation (000)	$1,702
Gross unrealized depreciation (000)	(114)

Net unrealized appreciation (000)	$1,588

† Affiliated Holding. See Note 3 in Notes to Financial Statements.

(A)	Stepped Coupon Bond — the rate shown is the rate in effect on May 31, 2014.
(B)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2014.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $7,186 (000) and represents 2.1% of net assets as of May 31, 2014.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Asset-Backed Securities	$–	$52,736	$–	$52,736

Collateralized Mortgage Obligations	–	11,406	–	11,406

Commercial Mortgage-Backed Security	–	2,716	–	2,716

Corporate Bonds	–	99,615	–	99,615

Money Market Fund	6,594	–	–	6,594

U.S. Government Agency Mortgage-

Backed Obligations	–	18,510	–	18,510

U.S. Treasury Obligations	–	147,135	–	147,135

Total Assets - Investments in Securities	$6,594	$332,118	$–	$338,712

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t  a g e  F u n d

S C H E D U L E    O F    I N V E S T M E  N T S

M a  y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
ASSET-BACKED SECURITIES — 0.9%
Automotive — 0.0%
Nissan Auto Lease Trust,
Series 2013-A, Cl A3
0.610%, 04/15/16	$25	$25
Volkswagen Auto Lease Trust,
Series 2013-A, Cl A3
0.840%, 07/20/16	25	25

		50

Credit Cards — 0.4%
GE Capital Credit Card Master Note Trust,
Series 2012-6, Cl A
1.360%, 08/17/20	865	859

Utilities — 0.5%
Atlantic City Electric Transition Funding LLC,
Series 2002-1, Cl A4
5.550%, 10/20/23	1,175	1,344

Total Asset-Backed Securities (Cost $2,101)		2,253

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD4, Cl ASB
5.278%, 12/11/49	908	940
Credit Suisse First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40 (A)	1,846	1,930
Morgan Stanley Capital I Trust,
Series 2007-HQ11, Cl A31
5.439%, 02/12/44	107	108
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Cl A2
5.421%, 04/15/47	149	149

Total Commercial Mortgage-Backed Securities (Cost $2,943)		3,127

CORPORATE BONDS — 38.6%
Aerospace — 0.3%
Spirit AeroSystems
6.750%, 12/15/20	640	693

Automotive — 0.6%
BorgWarner
4.625%, 09/15/20	625	680
Lear
5.375%, 03/15/24	475	487
Titan International
6.875%, 10/01/20 144A	275	284

		1,451

Cable — 2.9%
21st Century Fox America
8.450%, 08/01/34	1,000	1,434
AMC Networks
7.750%, 07/15/21	513	573
Belo
7.750%, 06/01/27	730	836
Comcast
4.250%, 01/15/33	930	956

	Par (000)	Value (000)

DIRECTV Holdings LLC
4.600%, 02/15/21	$1,320	$1,441
Sinclair Television Group
6.125%, 10/01/22	400	411
Time Warner Entertainment LP
8.375%, 03/15/23	350	472
Viacom
3.250%, 03/15/23	1,230	1,213

		7,336

Consumer Discretionary — 0.3%
Hasbro
6.300%, 09/15/17	825	930

Consumer Services — 2.5%
Avon Products
5.000%, 03/15/23#	670	675
Cedar Fair LP
9.125%, 08/01/18	485	512
5.250%, 03/15/21	375	384
Felcor Lodging LP
10.000%, 10/01/14	352	361
5.625%, 03/01/23	400	412
H&E Equipment Services
7.000%, 09/01/22	175	193
Live Nation Entertainment
7.000%, 09/01/20 144A	550	601
LKQ
4.750%, 05/15/23	225	220
Palace Entertainment Holdings LLC
8.875%, 04/15/17 144A	775	806
Royal Caribbean Cruises
11.875%, 07/15/15	446	497
7.500%, 10/15/27	327	372
Sotheby’s
5.250%, 10/01/22 144A	272	261
Speedway Motorsports
6.750%, 02/01/19	180	191
Vail Resorts
6.500%, 05/01/19	325	342
Wynn Las Vegas LLC
7.875%, 05/01/20	509	555

		6,382

Energy — 6.4%
Boardwalk Pipelines LP
3.375%, 02/01/23	925	850
Burlington Resources
8.200%, 03/15/25	150	205
Burlington Resources Finance
7.200%, 08/15/31	375	520
Cloud Peak Energy Resources LLC
8.500%, 12/15/19	250	269
CNOOC Nexen Finance 2014 ULC
4.250%, 04/30/24	600	618
Continental Resources
5.000%, 09/15/22	1,255	1,360
Denbury Resources
5.500%, 05/01/22	320	330
El Paso Pipeline Partners Operating LLC
6.500%, 04/01/20	670	788
EQT
8.125%, 06/01/19	910	1,118

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Energy — continued
Global Marine
7.000%, 06/01/28	$500	$558
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	1,115	1,378
McDermott International
8.000%, 05/01/21 144A	460	467
Nexen Energy ULC
5.875%, 03/10/35	535	604
ONEOK Partners LP
6.125%, 02/01/41	385	451
Peabody Energy
6.500%, 09/15/20	836	855
Petrobras Global Finance BV
6.250%, 03/17/24	400	425
3.000%, 01/15/19	1,150	1,125
Petrobras International Finance
5.375%, 01/27/21	10	10
Petroleos Mexicanos
6.000%, 03/05/20	555	633
Range Resources
6.750%, 08/01/20	325	352
Rowan
4.875%, 06/01/22	635	680
4.750%, 01/15/24	425	446
Samson Investment
10.750%, 02/15/20 144A	450	470
Tesoro
5.375%, 10/01/22	655	684
Whiting Petroleum
6.500%, 10/01/18	495	518
Williams Partners LP
4.125%, 11/15/20	531	567

		16,281

Financials — 6.7%
Bank of America
6.050%, 05/16/16	610	666
5.625%, 07/01/20	950	1,095
4.000%, 04/01/24	175	179
BBVA Bancomer SA
4.375%, 04/10/24 144A	650	662
BBVA US Senior SA Unipersonal
4.664%, 10/09/15	400	420
Capital One Financial
3.500%, 06/15/23	800	803
Citigroup
6.125%, 11/21/17	325	372
5.500%, 09/13/25	560	618
5.300%, 01/07/16	875	935
Goldman Sachs Group (MTN)
5.375%, 03/15/20	595	674
HSBC Bank USA NA
4.875%, 08/24/20	1,175	1,306
HSBC Holdings PLC
5.250%, 03/14/44	500	528
International Lease Finance
4.875%, 04/01/15	60	62
JPMorgan Chase
7.900%, 04/29/49 (A)	615	693
6.125%, 06/27/17	125	142
4.625%, 05/10/21	705	779

	Par (000)	Value (000)

3.375%, 05/01/23	$680	$664
Morgan Stanley
4.875%, 11/01/22	810	866
4.750%, 03/22/17	1,080	1,178
Nordea Bank AB
4.875%, 05/13/21 144A	625	675
Royal Bank of Canada
1.200%, 09/19/18	1,225	1,223
Royal Bank of Scotland Group PLC
5.125%, 05/28/24	650	650
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	1,000	1,017
Wells Fargo
7.980%, 03/29/49 (A)	125	142
5.900%, 12/29/49 (A)	675	710

		17,059

Food, Beverage & Tobacco — 0.2%
Constellation Brands
8.375%, 12/15/14	15	16
HJ Heinz
4.250%, 10/15/20 144A	285	285
HJ Heinz Finance
6.750%, 03/15/32	285	307

		608

Healthcare — 1.6%
DaVita HealthCare Partners
5.750%, 08/15/22	656	703
Endo Finance LLC & Endo Finco
7.000%, 07/15/19 144A	510	547
HCA
7.250%, 09/15/20	580	624
Hospira
5.800%, 08/12/23	930	1,044
Johnson & Johnson
5.950%, 08/15/37	611	785
Select Medical
6.375%, 06/01/21	340	355
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/21	15	15

		4,073

Industrials — 4.1%
Allegion US Holding
5.750%, 10/01/21 144A	275	291
Amphenol
4.000%, 02/01/22	325	336
Avnet
5.875%, 06/15/20	275	311
4.875%, 12/01/22	580	619
Ball
4.000%, 11/15/23	750	709
Bombardier
7.750%, 03/15/20 144A	450	508
CNH Industrial Capital LLC
6.250%, 11/01/16	505	552
CRH America
4.125%, 01/15/16	805	847
Erickson
8.250%, 05/01/20 144A	380	387

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 14

	Par (000)	Value (000)
CORPORATE BONDS — continued
Industrials — continued
General Electric
4.125%, 10/09/42	$900	$887
Graphic Packaging International
7.875%, 10/01/18	590	624
Harsco
5.750%, 05/15/18	350	378
Huntington Ingalls Industries
6.875%, 03/15/18	615	655
Interface
7.625%, 12/01/18	166	175
Masco
7.750%, 08/01/29	400	461
Owens-Brockway Glass Container
7.375%, 05/15/16	445	494
Owens-Illinois
7.800%, 05/15/18	10	12
PulteGroup
7.875%, 06/15/32	658	742
Sealed Air
5.250%, 04/01/23 144A	350	358
USG
7.875%, 03/30/20 144A	310	344
Valmont Industries
6.625%, 04/20/20	657	782

		10,472

Insurance — 1.2%
Allstate
5.750%, 08/15/53 (A)	595	636
Aon
3.500%, 09/30/15	635	659
MetLife
6.400%, 12/15/66	735	820
Reinsurance Group of America
6.450%, 11/15/19	840	998

		3,113

Materials — 3.1%
Allegheny Technologies
5.875%, 08/15/23	675	729
APERAM
7.750%, 04/01/18 144A	480	511
ArcelorMittal
7.500%, 10/15/39	525	569
6.750%, 02/25/22	190	213
Carpenter Technology
4.450%, 03/01/23	830	856
Clearwater Paper
7.125%, 11/01/18	910	959
Eldorado Gold
6.125%, 12/15/20 144A	250	250
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	945	928
Fresnillo PLC
5.500%, 11/13/23 144A	1,000	1,058
Newmont Mining
3.500%, 03/15/22	670	632
PolyOne
7.375%, 09/15/20	575	628

	Par (000)	Value (000)

Reliance Steel & Aluminum
4.500%, 04/15/23	$570	$583

		7,916

Real Estate Investment Trusts — 1.5%
Digital Realty Trust LP
5.875%, 02/01/20#	935	1,035
5.250%, 03/15/21	210	226
Health Care REIT
5.250%, 01/15/22	810	910
ProLogis LP
6.875%, 03/15/20	530	641
Realty Income
5.750%, 01/15/21	920	1,061

		3,873

Retail — 1.8%
Advance Auto Parts
5.750%, 05/01/20	780	895
Darden Restaurants
3.350%, 11/01/22	395	376
Hanesbrands
6.375%, 12/15/20	510	553
L Brands
8.500%, 06/15/19	434	524
7.000%, 05/01/20	10	11
Levi Strauss
7.625%, 05/15/20	300	324
Sally Holdings LLC
6.875%, 11/15/19	600	654
Wal-Mart Stores
5.625%, 04/01/40	525	635
5.250%, 09/01/35	540	626

		4,598

Technology — 1.7%
Apple
3.850%, 05/04/43	1,360	1,261
Hewlett-Packard
4.375%, 09/15/21	1,245	1,337
KLA-Tencor
6.900%, 05/01/18	175	206
VeriSign
4.625%, 05/01/23	425	415
Xerox
6.400%, 03/15/16	650	713
Xilinx
3.000%, 03/15/21	515	521

		4,453

Telecommunications — 1.8%
America Movil SAB de CV
5.000%, 03/30/20	630	708
AT&T
6.300%, 01/15/38	365	442
DigitalGlobe
5.250%, 02/01/21	145	143
GTE
6.940%, 04/15/28	1,135	1,422
SBA Telecommunications
5.750%, 07/15/20	425	448

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Telecommunications — continued
Telefonica Emisiones SA Unipersonal
5.134%, 04/27/20	$825	$924
Verizon Communications
6.400%, 09/15/33	435	534

		4,621

Transportation — 0.7%
ERAC USA Finance LLC
5.625%, 03/15/42 144A	800	906
Jurassic Holdings III
6.875%, 02/15/21 144A	320	328
Penske Truck Leasing LP
3.750%, 05/11/17 144A	460	490

		1,724

Utilities — 1.2%
Calpine
7.875%, 01/15/23 144A	663	744
DPL
6.500%, 10/15/16	735	794
Exelon Generation LLC
4.000%, 10/01/20	1,150	1,217
Puget Sound Energy
5.757%, 10/01/39	250	314
Toledo Edison
7.250%, 05/01/20	9	11

		3,080

Total Corporate Bonds
(Cost $94,065)		98,663

MUNICIPAL BOND — 0.3%
Texas — 0.3%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	600	712

Total Municipal Bond
(Cost $635)		712

U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATIONS — 22.2%
Federal Home Loan Mortgage Corporation — 1.7%
8.000%, 10/01/29	2	2
7.500%, 03/01/27	2	2
7.500%, 09/01/30	1	1
7.000%, 11/01/30	1	1
6.000%, 12/01/35	689	779
5.500%, 09/01/37	82	92
5.500%, 01/01/38	3	3
4.500%, 03/01/40	617	675
3.500%, 06/01/42	2,183	2,247
2.388%, 03/01/36 (A)	427	453

		4,255

Federal National Mortgage Association — 18.4%
8.000%, 08/01/27	17	20
8.000%, 09/01/27	3	4
7.500%, 08/01/26	2	2
7.500%, 10/01/27	10	11
7.500%, 01/01/31	2	2
7.500%, 04/01/31	3	4

	Par (000)	Value (000)

7.500%, 08/01/31	$5	$6
7.000%, 04/01/27	3	3
7.000%, 11/01/27	7	9
7.000%, 03/01/29	5	5
7.000%, 04/01/29	2	2
7.000%, 08/01/32	1	1
5.500%, 05/01/33	4	4
5.500%, 12/01/33	15	17
5.500%, 04/01/34	408	457
5.500%, 06/01/34	17	19
5.500%, 03/01/36	12	14
5.500%, 07/01/37	20	22
5.500%, 05/01/38	32	36
5.000%, 07/01/33	30	32
5.000%, 08/01/37	410	454
5.000%, 03/01/40	527	586
5.000%, 07/01/40	69	77
5.000%, 08/01/40	1,364	1,516
5.000%, 07/01/41	2,289	2,540
4.500%, 02/01/39	544	588
4.500%, 06/01/39	766	838
4.500%, 10/01/39	64	69
4.500%, 05/01/40	2,743	2,986
4.500%, 07/01/40	11	12
4.500%, 11/01/40	1,549	1,676
4.500%, 02/01/41	215	233
4.500%, 04/01/41	696	753
4.500%, 08/01/41	27	29
4.000%, 10/01/25	646	690
4.000%, 11/01/40	2,355	2,498
4.000%, 01/01/41	86	91
4.000%, 02/01/41	3,226	3,421
4.000%, 11/01/41	29	31
4.000%, 12/01/41	65	69
4.000%, 01/01/42	72	77
4.000%, 02/01/42	2,077	2,205
4.000%, 07/01/42	2,021	2,143
3.500%, 02/01/26	1,094	1,158
3.500%, 09/01/26	34	36
3.500%, 11/01/26	447	473
3.500%, 01/01/28	2,416	2,557
3.500%, 03/01/41	2,296	2,368
3.500%, 01/01/42	43	45
3.500%, 06/01/42	3,375	3,480
3.500%, 09/01/42	51	53
3.500%, 10/01/42	1,758	1,812
3.500%, 11/01/42	2,231	2,301
3.000%, 06/01/27	1,111	1,156
3.000%, 10/01/27	988	1,028
3.000%, 11/01/42	2,457	2,433
2.500%, 11/01/27	3,726	3,797

		46,949

Government National Mortgage Association — 2.1%
10.000%, 05/15/19	2	2
9.000%, 11/15/16	2	2
9.000%, 11/15/19	2	2
9.000%, 06/15/21	21	22
9.000%, 08/15/21	7	7
9.000%, 09/15/21	13	13
8.500%, 08/15/27	14	15
8.000%, 09/15/27	6	7

See Notes to Financial Statements.

P N C  T o t a l  R e t u r n  A d v a n t a g e  F u n d

S C H E D U L E    OF    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATIONS — continued
Government National Mortgage Association —
7.500%, 10/15/29	$22	$24
7.500%, 12/15/29	2	2
7.000%, 02/15/17	21	22
7.000%, 05/20/24	2	2
7.000%, 10/15/25	2	2
7.000%, 04/15/26	1	1
7.000%, 01/15/27	3	3
7.000%, 09/15/27	2	2
7.000%, 10/15/27	38	41
7.000%, 12/15/27	2	2
7.000%, 04/15/29	2	2
6.000%, 04/15/29	4	4
6.000%, 02/15/32	3	4
4.500%, 08/15/39	1,034	1,127
4.500%, 06/15/41	28	31
4.000%, 09/15/41	1,935	2,066
3.500%, 07/15/42	1,933	2,012
3.500%, 12/20/42	43	44

		5,461

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $56,062)		56,665

U.S. TREASURY OBLIGATIONS — 33.5%
U.S. Treasury Bonds — 5.2%
4.500%, 02/15/36	6,635	8,083
3.750%, 08/15/41	4,860	5,295

		13,378

U.S. Treasury Notes — 28.3%
3.000%, 09/30/16	4,340	4,591
2.375%, 08/31/14	7,555	7,597
2.250%, 01/31/15	12,710	12,892
2.000%, 02/15/22	5	5
1.625%, 08/15/22	1,805	1,718
1.500%, 08/31/18	5,385	5,429
1.250%, 10/31/15	1,585	1,609
0.875%, 12/31/16	9,370	9,431
0.375%, 01/15/16	9,620	9,639
0.250%, 09/15/14	2,505	2,506
0.250%, 01/31/15	16,705	16,723

		72,140

Total U.S. Treasury Obligations
(Cost $85,441)		85,518

	Number of Shares	Value (000)
COMMON STOCK — 0.1%
Consumer Discretionary — 0.1%
Houghton Mifflin Harcourt*	14,758	$269

Total Common Stock
(Cost $166)		269

MONEY MARKET FUND — 2.7%

PNC Advantage Institutional Money Market
Fund, Institutional Shares†	6,842,980	6,843

Total Money Market Fund
(Cost $6,843)		6,843

Total Investments Before Short-Term Investment Purchased with
Collateral from Securities Loaned – 99.5%
(Cost $248,256)		254,050
SHORT-TERM INVESTMENT PURCHASED WITH
COLLATERAL FROM SECURITIES LOANED — 0.7%

Money Market Fund — 0.7%
PNC Advantage Institutional Money Market
Fund, Institutional Shares†	1,737,747	1,738

Total Short-Term Investment Purchased with Collateral From
Securities Loaned
(Cost $1,738)‡		1,738

TOTAL INVESTMENTS — 100.2%
(Cost $249,994)**		255,788
Other Assets & Liabilities – (0.2)%		(607)
TOTAL NET ASSETS — 100.0%		$255,181

* Non-income producing security

** Aggregate cost for Federal income tax purposes is (000) $ 250,066.

Gross unrealized appreciation (000)	$6,617
Gross unrealized depreciation (000)	(895)

Net unrealized appreciation (000)	$5,722

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $1,672 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2014.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $12,250 (000) and represents 4.8% of net assets as of May 31, 2014.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Asset-Backed Securities	$–	$2,253	$–	$2,253

Commercial Mortgage-Backed Securities	–	3,127	–	3,127

Common Stock	269	–	–	269

Corporate Bonds	–	98,663	–	98,663

Money Market Fund	6,843	–	–	6,843

Municipal Bond	–	712	–	712

Short-Term Investment Purchased with Collateral From Securities Loaned	1,738	–	–	1,738

U.S. Government Agency Mortgage-Backed Obligations	–	56,665	–	56,665

U.S. Treasury Obligations	–	85,518	–	85,518

Total Assets - Investments in Securities	$8,850	$246,938	$–	$255,788

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2014, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$1,738	$–	$1,738

Total Liabilities - Collateral Received for Loaned Securities	$–	$1,738	$–	$1,738

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  U l t r a  S h o r t  B o n d  F u  n d

S C H E D U L E    O F    I N V E S T M E  N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
ASSET-BACKED SECURITIES — 17.6%
Automotive — 9.9%
Bank of America Auto Trust, Series 2012-1, Cl A4
1.030%, 12/15/16	$6,239	$6,273
BMW Vehicle Owner Trust, Series 2013-A, Cl A2
0.410%, 02/25/16	3,685	3,686
Ford Credit Auto Lease Trust, Series 2013-A, Cl A3
0.600%, 03/15/16	4,859	4,866
Ford Credit Auto Owner Trust, Series 2014-A, Cl A2
0.480%, 11/15/16	4,455	4,456
Honda Auto Receivables Owner Trust, Series 2013-2, Cl A3
0.530%, 02/16/17	6,660	6,669
Hyundai Auto Receivables Trust, Series 2010-B, Cl A4
1.630%, 03/15/17	5,451	5,488
Nissan Auto Receivables Owner Trust, Series 2013-B, Cl A2
0.520%, 04/15/16	2,988	2,989
Toyota Auto Receivables Owner Trust, Series 2013-A, Cl A2
0.370%, 09/15/15	2,235	2,236
Volkswagen Auto Loan Enhanced Trust, Series 2011-1, Cl A4
1.980%, 09/20/17	6,381	6,422

		43,085

Credit Cards — 6.2%
American Express Credit Account Master Trust, Series 2012-2, Cl A
0.680%, 03/15/18	7,050	7,075
Chase Issuance Trust, Series 2012-A3, Cl A3
0.790%, 06/15/17	6,275	6,301
Citibank Credit Card Issuance Trust, Series 2003-A7, Cl A7
4.150%, 07/07/17	6,950	7,234
GE Capital Credit Card Master Note Trust, Series 2012-1, Cl A
1.030%, 01/15/18	6,200	6,220

		26,830

Equipment — 1.5%
John Deere Owner Trust, Series 2013-A, Cl A3
0.600%, 03/15/17	6,475	6,491

Total Asset-Backed Securities (Cost $76,505)		76,406

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.6%
Banc of America Mortgage Trust, Series 2003-A, Cl 1A1
2.622%, 02/25/33 (A)	8	8
Fannie Mae, Series 2002-47, Cl PE
5.500%, 08/25/17	558	581
Fannie Mae, Series 2002-55, Cl GC
5.500%, 09/25/17	377	397

	Par (000)	Value (000)

Fannie Mae, Series 2003-120, Cl BY
4.000%, 12/25/18	$2,805	$2,938
Fannie Mae, Series 2003-15, Cl CB
5.000%, 03/25/18	3,380	3,564
Fannie Mae, Series 2003-24, Cl BC
5.000%, 04/25/18	464	490
Fannie Mae, Series 2003-74, Cl PG
4.500%, 08/25/18	2,506	2,640
Fannie Mae, Series 2004-33, Cl MW
4.500%, 01/25/30	400	406
Fannie Mae, Series 2008-18, Cl ND
4.000%, 05/25/20	1,324	1,380
Fannie Mae, Series 2008-51, Cl CD
4.500%, 11/25/22	1,812	1,852
Fannie Mae, Series 2011-6, Cl BA
2.750%, 06/25/20	4,591	4,739
Freddie Mac, Series 2677, Cl LE
4.500%, 09/15/18	2,606	2,757
Freddie Mac, Series 2748, Cl LG
4.500%, 02/15/19	2,036	2,152
Freddie Mac, Series 2892, Cl DB
4.500%, 11/15/19	4,310	4,578
Freddie Mac, Series 2929, Cl BD
4.250%, 06/15/19	360	363
Freddie Mac, Series 2945, Cl HE
4.500%, 02/15/19	39	39
Ginnie Mae, Series 2010-57, Cl PJ
3.000%, 06/20/33	24	24

Total Collateralized Mortgage Obligations (Cost $29,012)		28,908

CORPORATE BONDS — 29.1%
Automotive — 0.2%
Daimler Finance North America LLC
0.829%, 01/09/15 (A) 144A	850	853

Cable — 1.0%
DIRECTV Holdings LLC
3.500%, 03/01/16	2,100	2,200
Discovery Communications LLC
3.700%, 06/01/15	2,199	2,271

		4,471

Consumer Discretionary — 0.5%
Carnival
1.200%, 02/05/16	2,170	2,185

Energy — 2.5%
BP Capital Markets PLC
3.875%, 03/10/15	3,160	3,247
ConocoPhillips
4.600%, 01/15/15	2,547	2,615
Devon Energy
0.683%, 12/15/15 (A)	1,625	1,631
Enterprise Products Operating LLC
3.700%, 06/01/15	1,275	1,314
Kinder Morgan Energy Partners LP
5.625%, 02/15/15	2,150	2,223

		11,030

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — 17.6%
American Express Credit (MTN)
1.750%, 06/12/15	$2,500	$2,535
Australia & New Zealand Banking Group
0.423%, 05/07/15 (A) 144A	3,000	3,005
Bank of America
4.500%, 04/01/15	5,000	5,160
Bank of Nova Scotia
1.375%, 07/15/16	4,300	4,357
Barclays Bank PLC
2.750%, 02/23/15	3,300	3,355
BB&T
5.200%, 12/23/15	2,200	2,349
Capital One Financial
2.150%, 03/23/15	3,750	3,801
Citigroup
2.650%, 03/02/15	5,000	5,077
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.125%, 10/13/15	5,000	5,116
Credit Suisse USA
5.125%, 08/15/15	2,100	2,213
General Electric Capital
1.625%, 07/02/15	5,000	5,060
Goldman Sachs Group
3.625%, 02/07/16	3,200	3,344
HSBC USA
2.375%, 02/13/15	4,425	4,487
JPMorgan Chase
5.150%, 10/01/15	4,000	4,229
Morgan Stanley (MTN)
4.100%, 01/26/15	3,750	3,833
Royal Bank of Canada (MTN)
0.550%, 05/01/15	5,000	5,013
Toronto-Dominion Bank (MTN)
0.403%, 05/01/15 (A)	4,150	4,156
Wells Fargo
1.250%, 07/20/16	4,300	4,342
Westpac Banking
4.200%, 02/27/15	4,999	5,142

		76,574

Food, Beverage & Tobacco — 1.7%
Anheuser-Busch InBev Worldwide
4.125%, 01/15/15	2,250	2,302
Kroger
3.900%, 10/01/15	2,115	2,205
Nabisco
7.550%, 06/15/15	2,500	2,679

		7,186

Healthcare — 0.6%
Teva Pharmaceutical Finance II BV
3.000%, 06/15/15	2,430	2,493

Industrials — 0.3%
Amphenol
4.750%, 11/15/14	1,100	1,121

Insurance — 0.7%
Prudential Financial (MTN)
3.875%, 01/14/15	3,125	3,193

	Par (000)	Value (000)

Materials — 0.5%
Rio Tinto Finance USA PLC
0.784%, 06/19/15 (A)	$1,850	$1,855
2.500%, 05/20/16	350	362

		2,217

Retail — 0.6%
Walgreen
1.000%, 03/13/15	2,500	2,511

Technology — 0.6%
Hewlett-Packard
2.350%, 03/15/15	2,500	2,536

Telecommunications — 1.7%
AT&T
0.875%, 02/13/15	3,750	3,763
Verizon Communications
0.700%, 11/02/15	3,750	3,757

		7,520

Utilities — 0.6%
NextEra Energy Capital Holdings
1.200%, 06/01/15	1,150	1,159
7.875%, 12/15/15	1,350	1,495

		2,654

Total Corporate Bonds (Cost $126,228)		126,544

U.S. TREASURY OBLIGATIONS — 46.2%
U.S. Treasury Notes — 46.2%
2.250%, 01/31/15	20,120	20,408
2.125%, 11/30/14	13,075	13,207
0.625%, 07/15/14	1,015	1,016
0.500%, 08/15/14	8,825	8,833
0.375%, 11/15/14	4,405	4,411
0.375%, 04/15/15	30,685	30,760
0.250%, 10/31/14	24,535	24,553
0.250%, 05/15/15	28,555	28,594
0.250%, 07/15/15	21,620	21,648
0.250%, 08/15/15	28,980	29,017
0.250%, 12/15/15	18,945	18,952

Total U.S. Treasury Obligations (Cost $201,312)		201,399

See Notes to Financial Statements.

P N C  U l t r a  S h o r t  B o n d  F u  n d

S C H E D U L E    O F    I N V E S T M E  N T S

M a y  3 1 ,  2 0 1 4

	Number of Shares	Value (000)
MONEY MARKET FUND — 2.4%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	10,471,711	$10,472

Total Money Market Fund (Cost $10,472)		10,472

TOTAL INVESTMENTS — 101.9% (Cost $443,529)*		443,729

Other Assets & Liabilities – (1.9)%		(8,117)

TOTAL NET ASSETS — 100.0%		$435,612

*	Aggregate cost for Federal income tax purposes is (000) $443,530.

Gross unrealized appreciation (000)	$484
Gross unrealized depreciation (000)	(285)

Net unrealized appreciation (000)	$199

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2014.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $3,858 (000) and represents 0.9% of net assets as of May 31, 2014.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Asset-Backed Securities	$–	$76,406	$–	$76,406

Collateralized Mortgage Obligations	–	28,908	–	28,908

Corporate Bonds	–	126,544	–	126,544

Money Market Fund	10,472	–	–	10,472

U.S. Treasury Obligations	–	201,399	–	201,399

Total Assets - Investments in Securities	$10,472	$433,257	$–	$443,729

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  T a x   E x e m p t  B o n d  F u n d

S C H E D U L E    O F    I N V E S T  M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.9%
Arizona — 2.6%
Arizona School Facilities Board (RB) (AMBAC)
5.000%, 07/01/16	$1,000	$1,084
5.000%, 07/01/17	1,000	1,114

		2,198

California — 8.7%
California Public Works Board, Various Capital Project (RB) Series A
5.000%, 04/01/23	1,000	1,180
California State Department of Water Resources, Power Supply (RB)
5.000%, 05/01/20	1,405	1,636
Golden State Tobacco Securitization (RB) Series A
5.000%, 06/01/18	2,000	2,307
Los Angeles Unified School District, Election 2004 (GO) Series H (AGM)
5.000%, 07/01/25	2,025	2,274

		7,397

Florida — 6.7%
Citizens Property Insurance (RB) Series A-1
5.000%, 06/01/21	1,400	1,658
Florida State Department of Transportation (RB)
5.000%, 07/01/18	1,850	2,101
University of North Florida Financing Corporation, Housing Project (RB) (NATL-RE)
5.000%, 11/01/18	1,720	1,914

		5,673

Georgia — 2.1%
Atlanta Department of Aviation (RB) Series A
5.000%, 01/01/24	1,500	1,780

Illinois — 14.2%
Chicago (RB) Series A
5.000%, 01/01/25	1,515	1,666
Chicago Midway Airport (RB) Series B
5.000%, 01/01/23	2,500	2,940
Illinois State (GO)
5.500%, 07/01/26	1,125	1,305
5.250%, 07/01/28	1,535	1,710
Illinois State (RB)
5.000%, 06/15/17	1,000	1,119
Will County Forest Preservation District (GO)
5.000%, 12/15/20	2,775	3,312

		12,052

Indiana — 5.7%
Ball State University, Housing and Dining System (RB)
5.000%, 07/01/26	1,250	1,437
Ball State University, Student Fee (RB) Series P
5.000%, 07/01/26	1,000	1,110
Indiana Finance Authority, Beacon Health Systems Obligated Group (RB) Series A
5.000%, 08/15/25	2,000	2,300

		4,847

	Par (000)	Value (000)

Kansas — 1.5%
Olathe, Olathe Medical Center (RB) Series A
5.000%, 09/01/26	$1,190	$1,305

Louisiana — 3.6%
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project (RB)
5.250%, 05/15/23	2,655	3,105

Massachusetts — 5.1%
Massachusetts Development Finance Agency, Tufts Medical Center (RB) Series I
6.250%, 01/01/27	1,000	1,157
Massachusetts Water Resources Authority (RB) Series B (AGM)
5.250%, 08/01/23	1,125	1,406
Massachusetts Water Resources Authority (RB) Series J (AGM)
5.500%, 08/01/21	1,455	1,817

		4,380

Michigan — 4.0%
Michigan Finance Authority, Unemployment Obligation Assessment (RB)
5.000%, 07/01/20	2,000	2,349
Michigan State Hospital Finance Authority, Edward W. Sparrow Hospital Association (RB)
5.000%, 11/15/18	1,000	1,094

		3,443

Missouri — 3.7%
Cape Girardeau County Industrial Development Authority, St. Francis Medical Center (RB) Series A
5.000%, 06/01/26	1,705	1,899
5.000%, 06/01/27	1,145	1,274

		3,173

Nevada — 4.1%
Clark County, Park and Regional Justice Center (GO) Series B (AMBAC)
5.000%, 11/01/24	1,100	1,167
Nevada State (GO) Series D
5.000%, 06/01/18	2,000	2,312

		3,479

New York — 8.8%
Monroe County (GO)
5.000%, 06/01/16	3,000	3,237
New York City Transitional Finance Authority, New York City Recovery (RB) Series 1, Sub-Series 1D (SBPA - Landesbank Hessen-Thuringen Girozentrale) (VRDN)
0.080%, 06/02/14	800	800
New York Local Government Assistance Corporation (RB) Series 2008B-C/D
5.000%, 04/01/20	3,000	3,485

		7,522

See Notes to Financial Statements.

P N C  I n t e r m e d i a t e  T a x  E x  e m p t  B o n d  F u n d

S C H E D U L E    O F    I N V E S T M E  N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
North Carolina — 6.0%
Charlotte-Mecklenburg Hospital Authority, Carolinas (RB) Series H (LOC - Wells Fargo Bank) (VRDN)
0.060%, 06/02/14	$1,500	$1,500
North Carolina Eastern Municipal Power Agency (RB) Series A
5.000%, 01/01/23	2,000	2,325
North Carolina Medical Care Commission, Mission Health Combined Group (RB)
5.000%, 10/01/22	1,120	1,247

		5,072

Ohio — 1.4%
Ohio State Higher Education (GO) Series C 5.000%, 08/01/20	1,000	1,199

Pennsylvania — 11.7%
Allegheny County Higher Education Building Authority, Chatham University (RB) Series A
5.000%, 09/01/24	1,000	1,110
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center Project (RB) Series A
5.000%, 09/01/18	1,000	1,152
Monroeville Finance Authority (RB)
5.000%, 02/15/26	775	912
5.000%, 02/15/27	1,275	1,500
Philadelphia Hospitals and Higher Education Facilities Authority, Jefferson Health System (RB) Series B
5.000%, 05/15/17	2,740	3,040
Philadelphia School District (GO) Series B (AGM)
5.000%, 06/01/17	1,015	1,123
Pittsburgh (GO) Series C (AGM)
5.250%, 09/01/18	1,000	1,088

		9,925

Texas — 6.0%
Brownsville Utilities System (RB) Series A
5.000%, 09/01/25	2,220	2,598
Dallas-Fort Worth International Airport (RB) Series G
5.000%, 11/01/26	1,125	1,304
Texas Tech University (RB) Twelfth Series
5.000%, 02/15/19	1,000	1,167

		5,069

Guam — 2.0%
Guam (RB) Series A
5.000%, 01/01/25	1,500	1,680

Total Municipal Bonds (Cost $79,336)		83,299

Value (000)

TOTAL INVESTMENTS — 97.9% (Cost $79,336)*	$83,299

Other Assets & Liabilities – 2.1%	1,818

TOTAL NET ASSETS — 100.0%	$85,117

*	Aggregate cost for Federal income tax purposes is (000) $ 79,336.

Gross unrealized appreciation (000)	$4,159
Gross unrealized depreciation (000)	(196)

Net unrealized appreciation (000)	$3,963

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Municipal Bonds	$–	$83,299	$–	$83,299

Total Assets - Investments in Securities	$–	$83,299	$–	$83,299

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  M a r y l a n d  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2014

	Par (000)	Value (000)
MUNICIPAL BONDS — 96.1%
District of Columbia — 2.1%
Washington Metropolitan Area Transit Authority (RB) Series A 5.250%, 07/01/24	$1,000	$1,168

Maryland — 85.2%
Annapolis (GO)
5.000%, 08/01/23	1,000	1,187
Anne Arundel County, National Business Park Project (TAN)
5.125%, 07/01/22	1,000	1,004
Baltimore, Wastewater Projects (RB) Series A (NATL-RE)
5.000%, 07/01/22	1,000	1,131
Charles County Consolidated Public Improvement (GO)
5.000%, 03/01/18	1,000	1,151
5.000%, 07/15/19	1,335	1,581
Frederick County, Urbana Community Development Authority (STRB) Series A
5.000%, 07/01/24	3,020	3,300
Howard County (GO) Series B
5.000%, 08/15/22	2,000	2,415
Maryland Community Development Administration (RB) Series B (NATL-RE)
5.150%, 06/01/22	20	20
5.125%, 06/01/17	35	35
Maryland Department of Transportation (RB)
5.000%, 02/15/21	2,500	2,852
Maryland Department of Transportation (RB) Second Issue
5.000%, 09/01/22	2,000	2,308
Maryland Health & Higher Educational Facilities Authority, Carroll Hospital Center (RB)
5.000%, 07/01/36	975	1,021
Maryland Health & Higher Educational Facilities Authority, College of Notre Dame (RB) (ETM) (NATL-RE)
5.300%, 10/01/18	460	516
Maryland Health & Higher Educational Facilities Authority, Goucher College (RB) Series A
5.000%, 07/01/25	1,160	1,312
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System (RB)
5.000%, 07/01/27	2,200	2,544
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System (RB) Series A
5.000%, 05/15/26	1,500	1,710
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health (RB) (AGM)
5.000%, 07/01/19	1,000	1,094
Maryland Health & Higher Educational Facilities Authority, MedStar Health (RB) Series A
5.000%, 08/15/26	3,000	3,366
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Issue (RB) Series 2006 5.000%, 07/01/17	1,550	1,681

	Par (000)	Value (000)

Maryland Industrial Development Financing Authority, American Center for Physics Headquarters Facility (RB)
5.250%, 12/15/14	$500	$502
Maryland Stadium Authority (RB)
5.000%, 06/15/21	1,280	1,520
Maryland Transportation Authority (RB)
5.250%, 03/01/19	2,235	2,645
Maryland Transportation Authority, Transportation Facilities Project (RB)
5.000%, 07/01/19	1,500	1,733
Maryland Water Quality Financing Administration (RB) Series A
5.000%, 03/01/24	1,175	1,323
Montgomery County Revenue Authority, Department of Liquor Control (RB) Series A
5.000%, 04/01/18	1,000	1,138
5.000%, 04/01/21	1,075	1,277
Prince George’s County (GO) Series B
5.000%, 07/15/20	900	1,018
5.000%, 07/15/23	1,550	1,751
Prince George’s County Industrial Development Authority, Upper Marlboro Justice Center Project (RB) Series A (NATL-RE)
5.000%, 06/30/17	500	502
5.000%, 06/30/19	710	712
Washington Suburban Sanitation Commission (GO)
5.000%, 06/01/19	680	712
Worcester County Consolidated Public Improvement (GO)
5.000%, 03/01/22	2,000	2,428

		47,489

Guam — 4.8%
Guam (RB) Series A 5.000%, 01/01/27	2,500	2,705

Puerto Rico — 4.0%
Puerto Rico Public Finance Corporation (RB) Series E (ETM) (AGM)
6.000%, 08/01/26	510	659
Puerto Rico Sales Tax Financing Corporation (RB) First Sub-Series A
5.000%, 08/01/24	1,750	1,560

		2,219

Total Municipal Bonds (Cost $51,521)		53,581
TOTAL INVESTMENTS — 96.1% (Cost $51,521)*		53,581
Other Assets & Liabilities – 3.9%		2,147
TOTAL NET ASSETS — 100.0%		$55,728

*	Aggregate cost for Federal income tax purposes is (000) $51,517.

Gross unrealized appreciation (000)	$2,488
Gross unrealized depreciation (000)	(424)

Net unrealized appreciation (000)	$2,064

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Municipal Bonds	$–	$53,581	$–	$53,581

Total Assets - Investments in Securities	$–	$53,581	$–	$53,581

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C    M i c h i g a n    I n t e r m e d i a t e    M u n i c i p a l    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E  N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
MUNICIPAL BONDS — 93.1%
Michigan — 82.0%
Caledonia Community Schools (GO) (NATL-RE Q-SBLF)
5.000%, 05/01/21	$500	$519
Holland Electric Utility System (RB) Series A
5.000%, 07/01/29	500	568
Kent County (GO)
5.000%, 01/01/18	300	337
Lake Saint Claire Clean Water Initiative (GO)
5.000%, 10/01/21	645	737
Lansing Building Authority (RB) (AMBAC)
5.000%, 06/01/19	500	532
Michigan Building Authority, Facilities Program (RB) Series 1-A
5.000%, 10/15/23	500	595
Michigan Municipal Bond Authority, Clean Water Pooled Project (RB)
5.000%, 10/01/22	500	582
Michigan Public Power Agency, Combustion Turbine No. 1 Project (RB) Series A (AGM)
5.000%, 01/01/20	505	561
Michigan State Hospital Finance Authority, Ascension Health (RB)
5.000%, 11/15/18	350	406
Michigan State Hospital Finance Authority, Henry Ford Health System (RB)
5.500%, 11/15/17	300	343
Michigan State Hospital Finance Authority, McLaren Health Care (RB) Series A
5.000%, 06/01/17	250	278
Michigan State Hospital Finance Authority, Trinity Health Credit Group (RB) Series A
5.000%, 12/01/26	820	874
Michigan State University (RB) Series A
5.000%, 08/15/25	500	590
Michigan State, Environmental Program (GO) Series A
6.000%, 11/01/24	500	593
Northwestern Michigan College (GO) (AMBAC)
5.000%, 04/01/18	300	311
Thornapple Kellogg School District (GO) (NATL-RE Q-SBLF)
5.000%, 05/01/18	500	558
Troy City School District (GO) (NATL-RE Q-SBLF)
5.000%, 05/01/17	500	544
University of Michigan (RB) Series A
5.000%, 04/01/22	410	501
West Branch - Rose City Area Schools (GO) (AGM Q-SBLF)
5.000%, 05/01/19	30	31

		9,460

Guam — 4.7%
Guam (RB) Series A
5.000%, 01/01/27	500	541

	Par (000)	Value (000)

Puerto Rico — 6.4%
Puerto Rico Public Finance Corporation (RB) Series E (ETM) (AGM)
6.000%, 08/01/26	$400	$517
Puerto Rico Sales Tax Financing Corporation (RB) First Sub-Series A
5.000%, 08/01/24	250	223

		740

Total Municipal Bonds
(Cost $10,353)		10,741
TOTAL INVESTMENTS — 93.1%
(Cost $10,353)*		10,741

Other Assets & Liabilities – 6.9%		796
TOTAL NET ASSETS — 100.0%		$11,537

*	Aggregate cost for Federal income tax purposes is (000) $ 10,353.

Gross unrealized appreciation (000)	$451
Gross unrealized depreciation (000)	(63)

Net unrealized appreciation (000)	$388

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Municipal Bonds	$–	$10,741	$–	$10,741

Total Assets - Investments in Securities	$–	$10,741	$–	$10,741

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  O h i o  I n t e r m e d i a t e  T a x  E x e m p t  B o n d  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.5%
Ohio — 91.5%
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series B
5.000%, 09/01/21	$2,680	$3,098
American Municipal Power, AMP Fremont Energy Center Project (RB)
5.000%, 02/15/25	2,500	2,869
American Municipal Power, Hydroelectric Projects (RB) Series C
5.000%, 02/15/22	2,000	2,270
Cleveland Department of Public Utilities Division of Water (RB) Series N (NATL-RE)
5.000%, 01/01/18	1,990	2,124
Columbus (GO) Series A
5.000%, 07/01/27	2,000	2,322
Cuyahoga County (GO)
5.650%, 05/15/18	495	540
Cuyahoga County (GO) Series A
5.000%, 12/01/20	2,205	2,588
Franklin County (GO)
5.000%, 12/01/15	950	1,018
Franklin County Hospital Facilities, OhioHealth Corporation (RB)
5.000%, 05/15/28	1,150	1,305
Hamilton City School District (GO) (NATL-RE)
5.000%, 12/01/18	2,100	2,185
Hamilton County Hospital Facilities (RB)
5.000%, 02/01/28	830	936
5.000%, 02/01/29	850	952
Hamilton County Sewer System (RB) Series B (NATL-RE)
5.000%, 12/01/17	1,325	1,411
Hilliard (GO) (NATL-RE)
5.000%, 12/01/21	240	255
Lucas County, ProMedica Healthcare Obligated Group (RB) Series D
5.000%, 11/15/21	2,005	2,378
Mad River Local School District (GO) (NATL-RE)
5.750%, 12/01/14	510	520
Ohio Housing Finance Agency (RB) Series 2 (GNMA, FNMA, FHLMC)
5.000%, 11/01/19	2,095	2,430
Ohio State Higher Educational Facility Commission (GO)
5.000%, 08/01/19	1,800	2,144
Ohio State Higher Educational Facility Commission, Case Western Reserve University Project (RB) Series C
5.000%, 12/01/17	595	678
Ohio State Highway Capital Improvements (GO) Series Q
5.000%, 05/01/23	1,000	1,204
4.000%, 05/01/17	2,050	2,247
Ohio State Hospital Facility, Cleveland Clinic Health System (RB) Series B
5.000%, 01/01/23	2,000	2,237
Ohio State Turnpike Commission (RB) Series A
5.000%, 02/15/18	1,000	1,142
5.000%, 02/15/19	1,000	1,166

	Par (000)	Value (000)
Ohio State Turnpike Commission (RB) Series A (NATL-RE)
5.500%, 02/15/18	$1,000	$1,161
Ohio State University (RB) Series A
5.000%, 12/01/17	900	1,032
Ohio State University (RB) Series D
5.000%, 12/01/25	1,935	2,366
Ohio State University (RB) Series D (ETM)
5.000%, 12/01/25	85	108
Ohio State Water Development Authority, Fresh
Water Project (RB) Series B
5.250%, 12/01/23	1,000	1,254
5.000%, 12/01/20	2,015	2,430
Ohio State Water Development Authority, Water Pollution Control Project (RB)
5.000%, 06/01/23	1,265	1,553
Ohio State Water Development Authority, Water Pollution Control Project (RB) Series A
5.000%, 12/01/17	1,000	1,147
5.000%, 06/01/20	3,055	3,638
West Chester Township (GO) (AMBAC)
5.750%, 12/01/15	1,470	1,581
Wyoming City School District (GO) Series B (NATL-RE)
5.750%, 12/01/16	500	563
5.750%, 12/01/17	400	465

		57,317

Guam — 4.1%
Guam (RB) Series A
5.000%, 01/01/26	2,350	2,591

Puerto Rico — 2.9%
Puerto Rico Sales Tax Financing Corporation (RB) First Sub-Series A
5.000%, 08/01/24	2,000	1,783

Total Municipal Bonds (Cost $58,259)		61,691
TOTAL INVESTMENTS — 98.5% (Cost $58,259)*		61,691
Other Assets & Liabilities – 1.5%		925
TOTAL NET ASSETS — 100.0%		$62,616

*	Aggregate cost for Federal income tax purposes is (000) $58,259.

Gross unrealized appreciation (000)	$3,771
Gross unrealized depreciation (000)	(339)

Net unrealized appreciation (000)	$3,432

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Municipal Bonds	$–	$61,691	$–	$61,691

Total Assets - Investments in Securities	$–	$61,691	$–	$61,691

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  P e n n s y l v a n i a  I n t e r m e d i a t e   M u n i c i p a l  B o n d   F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
MUNICIPAL BONDS — 94.0%
Pennsylvania — 86.2%
Allegheny County Higher Education Building Authority, Chatham University (RB) Series A
5.000%, 09/01/25	$1,015	$1,116
Allegheny County Higher Education Building Authority, Duquesne University (RB)
5.000%, 03/01/16	675	728
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center Project (RB) Series A
5.000%, 05/15/22	1,375	1,585
Allegheny County Port Authority, Transportation (RB)
5.000%, 03/01/26	750	835
Bucks (GO)
5.125%, 05/01/22	505	584
Commonwealth of Pennsylvania (GO) First Series
5.000%, 06/01/27	500	583
Dauphin (GO)
5.000%, 11/15/20	750	866
Hempfield Township Municipal Authority (RB) (AGM)
5.000%, 09/01/16	500	527
Montgomery County Higher Education & Health Authority, Arcadia University (RB)
5.250%, 04/01/23	750	817
Pennsylvania Economic Development Financing Authority (RB) Series B
5.000%, 07/01/22	500	545
Pennsylvania Higher Educational Facilities Authority, La Salle University (RB)
5.000%, 05/01/29	750	822
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health Systems (RB)
5.250%, 08/15/25	750	873
Pennsylvania Intergovernmental Cooperation Authority, City of Philadelphia Funding Program (STRB)
5.000%, 06/15/18	1,050	1,212
Pennsylvania Turnpike Commission (RB) Series A (AGM)
5.250%, 07/15/22	750	901
Philadelphia Parking Authority, Airport Parking (RB)
5.000%, 09/01/19	285	327
Pittsburgh Public Schools (GO) Series A (AGM)
5.000%, 09/01/20	750	883
Swarthmore Borough Authority (RB)
5.000%, 09/15/18	500	581
University of Pittsburgh, Capital Project (RB) Series B
5.000%, 09/15/18	1,000	1,159

		14,944

Guam — 3.9%
Guam (RB) Series A
5.000%, 01/01/25	610	683

	Par (000)	Value (000)

Puerto Rico — 3.9%
Puerto Rico Sales Tax Financing Corporation (RB) First Sub-Series A
5.000%, 08/01/24	$750	$669
Total Municipal Bonds (Cost $15,397)		16,296
TOTAL INVESTMENTS — 94.0% (Cost $15,397)*		16,296
Other Assets & Liabilities – 6.0%		1,034
TOTAL NET ASSETS — 100.0%		$17,330

*	Aggregate cost for Federal income tax purposes is (000) $15,397.

Gross unrealized appreciation (000)	$1,020
Gross unrealized depreciation (000)	(121)

Net unrealized appreciation (000)	$899

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Municipal Bonds	$–	$16,296	$–	$16,296

Total Assets - Investments in Securities	$–	$16,296	$–	$16,296

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C  T a x  E x e m p t  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2014

	Par (000)	Value (000)
MUNICIPAL BONDS — 96.9%
Arizona — 3.2%
Arizona School Facilities Board (RB) (AMBAC)
5.000%, 07/01/18	$1,735	$1,974
Arizona Transportation Board, Maricopa County Regional Area (RB)
5.000%, 07/01/19	2,250	2,665

		4,639

California — 4.7%
California (GO) Series A
5.000%, 07/01/20	1,825	2,171
California Public Works Board, Various Capital Projects (RB) Series A
5.000%, 04/01/18	1,000	1,149
5.000%, 04/01/20	1,000	1,183
California State (GO)
5.000%, 11/01/18	2,000	2,339

		6,842

District of Columbia — 1.3%
District of Columbia, The Catholic University of America (RB)
5.000%, 10/01/16	1,760	1,915

Florida — 4.9%
Citizens Property Insurance (RB) Series A-1
6.000%, 06/01/16	1,800	1,995
5.000%, 06/01/19	1,000	1,163
5.000%, 06/01/21	1,500	1,776
Tampa Bay Regional Water (RB) Series B
5.000%, 10/01/18	1,875	2,187

		7,121

Georgia — 0.7%
DeKalb Private Hospital Authority, Children’s Healthcare (RB)
5.000%, 11/15/14	1,075	1,098

Illinois — 15.5%
Chicago Midway Airport (RB) Series B
5.000%, 01/01/22	1,000	1,178
Illinois (GO)
5.000%, 07/01/22	750	857
Illinois (GO) Series A
4.000%, 01/01/17	860	925
4.000%, 01/01/21	2,000	2,174
Illinois (RB)
5.000%, 06/15/17	3,000	3,391
Illinois (RB) Series A
5.000%, 12/15/16	2,550	2,847
Illinois (RB) Series B
4.000%, 06/15/20	1,900	1,902
Illinois Finance Authority, DePaul University (RB)
5.000%, 10/01/20	1,500	1,751
Illinois Finance Authority, The Art Institute of Chicago (RB) Series A
5.250%, 03/01/19	1,000	1,142
Illinois State Toll Highway Authority (RB) Series B (AGM) (SBPA - Landesbank Hessen-Thuringen) (VRDN)
0.290%, 01/01/16	3,500	3,500

	Par (000)	Value (000)

Metropolitan Water Reclamation District of Greater Chicago (GO) Series B
5.000%, 12/01/18	$1,430	$1,670
Will County Forest Preservation District (GO)
4.000%, 12/15/18	1,000	1,121

		22,458

Indiana — 3.2%
Indiana Finance Authority, Beacon Health Systems Obligated Group (RB) Series SE
5.000%, 08/15/20	1,000	1,160
5.000%, 08/15/21	1,000	1,164
Indiana Finance Authority, State of Indiana Revolving Fund Program (RB) Series A
5.250%, 02/01/17	2,100	2,356

		4,680

Kansas — 0.8%
Kansas State Department of Transportation (RB) Series B
5.000%, 09/01/19	1,000	1,190

Kentucky — 0.8%
Kentucky Public Transportation Infrastructure Authority, Downtown Crossing Project (BAN) Series A
5.000%, 07/01/17	1,000	1,115

Massachusetts — 4.2%
Commonwealth of Massachusetts (GO) Series C
5.000%, 12/01/15	2,000	2,143
Massachusetts Development Finance Agency, Partners Health Care (RB) Series K-6
5.000%, 07/01/17	1,500	1,693
Massachusetts Housing Finance Agency (RB) Series C
0.950%, 12/01/15	2,205	2,218

		6,054

Michigan — 7.2%
Michigan Building Authority, Facilities Program (RB) Series 1-A
5.000%, 10/15/16	2,000	2,205
Michigan Finance Authority, Unemployment Obligation Assessment (RB)
5.000%, 07/01/20	1,000	1,175
5.000%, 07/01/23	2,500	2,509
Michigan Municipal Bond Authority, Clean Water Pooled Project (RB)
5.000%, 10/01/17	1,025	1,163
Michigan State (GO)
5.500%, 12/01/15	1,000	1,078
Michigan State, Environmental Program (GO) Series A
5.000%, 05/01/17	1,000	1,124
Wayne County Airport Authority (RB) Series B
3.000%, 12/01/14	1,250	1,267

		10,521

See Notes to Financial Statements.

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Minnesota — 2.1%
Bemidji Minnesota Health Care, Prerefunded
09/01/16 @100 (RB)
5.000%, 09/01/16	$1,050	$1,158
Minnesota Public Facilities Authority (RB) Series C
5.000%, 03/01/17	1,745	1,956

		3,114

Missouri — 2.9%
Cape Girardeau County Industrial Development Authority, St. Francis Medical Center (RB) Series A
5.000%, 06/01/20	1,000	1,151
5.000%, 06/01/22	1,570	1,813
Missouri Highway & Transportation Commission (RB)
5.000%, 05/01/16	1,100	1,199

		4,163

Nevada — 2.1%
Clark County, Motor Vehicle Fuel Tax (RB) (AMBAC)
5.000%, 07/01/17	1,805	2,034
Henderson, Catholic Healthcare West (RB) Series B
5.000%, 07/01/15	500	524
Nevada, University System (GO) Series G (NATL-RE)
5.000%, 08/01/16	500	533

		3,091

New Jersey — 1.2%
New Jersey Economic Development Authority (RB)
5.000%, 06/15/18	1,500	1,706

New York — 6.8%
Erie County (GO) Series A (NATL - RE)
5.000%, 12/01/14	1,000	1,022
Long Island Power Authority (RB) Series A
5.000%, 04/01/19	1,385	1,582
Monroe County (GO) (AMBAC)
5.000%, 06/01/14	2,500	2,500
New York City Transitional Finance Authority (RB) Sub-Series A-2
5.000%, 11/01/16	1,250	1,303
New York State Thruway Authority (RB) Series A
5.000%, 05/01/19	3,000	3,501

		9,908

North Carolina — 4.9%
Forsyth (GO) Series B
5.000%, 04/01/16	1,350	1,466
5.000%, 04/01/19	1,000	1,178
North Carolina Eastern Municipal Power Agency (RB) Series A (AMBAC)
5.250%, 01/01/20	2,290	2,459

	Par (000)	Value (000)

North Carolina Medical Care Commission, North Carolina Baptist Hospital (RB)
5.000%, 06/01/20	$1,715	$2,009

		7,112

Ohio — 2.3%
Franklin County, OhioHealth Corporation (RB) Series B (VRDN)
5.000%, 11/15/33	1,500	1,677
Hamilton County Hospital Facilities (RB)
5.000%, 02/01/23	500	581
Ohio State Hospital Facility, Cleveland Clinic Health System (RB) Series A
5.000%, 01/01/15	1,000	1,028

		3,286

Pennsylvania — 7.5%
Allegheny County Higher Education Building Authority, Chatham University (RB) Series A
5.000%, 09/01/17	1,010	1,100
5.000%, 09/01/19	610	680
4.000%, 09/01/15	920	945
Commonwealth of Pennsylvania (GO) Third Series A
5.000%, 07/15/18	1,695	1,966
Dauphin County (GO)
5.000%, 11/15/18	1,015	1,182
Montgomery County Higher Education & Health Authority, Abington Memorial Hospital (RB) Series A
5.000%, 06/01/15	1,000	1,040
Pennsylvania Economic Development Financing Authority (RB) Series B
5.000%, 07/01/22	1,000	1,090
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health Systems (RB) Series A (AMBAC)
5.000%, 08/15/19	1,000	1,050
Pittsburgh Public Schools (GO) Series B (AGM)
5.000%, 09/01/16	1,635	1,787

		10,840

South Dakota — 0.7%
South Dakota Health & Educational Facilities Authority, Regional Health (RB)
5.000%, 09/01/15	1,000	1,057

Texas — 9.7%
Dallas Independent School District (GO) (PSF-GTD)
5.000%, 02/15/18	2,500	2,881
Frisco (GO) (NATL-RE)
5.000%, 02/15/16	1,685	1,821
Katy Independent School District, School Building (GO) Series A (PSF-GTD)
5.000%, 02/15/21	2,000	2,418
Texas (GO) Series A
5.000%, 10/01/17	500	571
Texas (GO) Series B
5.000%, 04/01/17	3,025	3,402

See Notes to Financial Statements.

P N C  T a x  E x e m p t  L i m i t e d  M a t u r i t y  B o n d  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Texas — continued
University of Texas System (RB) Series A
5.000%, 08/15/21	$1,400	$1,704
University of Texas System (RB) Series B
5.000%, 08/15/21	1,100	1,339

		14,136

Utah — 3.5%
Nebo School District, School Building (GO)
5.000%, 07/01/19	1,000	1,183
Utah State (GO) Series A
4.000%, 07/01/17	3,485	3,845

		5,028

Virginia — 1.8%
Tobacco Settlement Financing Corporation, Prerefunded 06/01/15 @ 100 (RB)
5.625%, 06/01/15	1,425	1,502
York County Economic Development Authority, Virginia Electric and Power Company Project (RB) Series A (VRDN)
1.875%, 05/16/19	1,050	1,056

		2,558

Washington — 3.2%
Energy Northwest, Project 3 (RB) Series A
5.000%, 07/01/18	1,985	2,301
Washington (GO)
Series 2011-A
5.000%, 01/01/18	2,000	2,293

		4,594

Guam — 1.7%
Guam (RB) Series C
5.000%, 11/15/18	2,265	2,555

Total Municipal Bonds (Cost $137,693)		140,781

TOTAL INVESTMENTS — 96.9%
(Cost $137,693)*		140,781

Other Assets & Liabilities – 3.1%		4,486

TOTAL NET ASSETS — 100.0%		$145,267

*	Aggregate cost for Federal income tax purposes is (000) $137,693.

Gross unrealized appreciation (000)	$3,475
Gross unrealized depreciation (000)	(387)

Net unrealized appreciation (000)	$3,088

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Municipal Bonds	$–	$140,781	$–	$140,781

Total Assets - Investments in Securities	$–	$140,781	$–	$140,781

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

P N C   F i x e d  I n c o m e  F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y  31,  2 0 1 4

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
ASSETS
Investments in non-affiliates at value	$170,905	$63,258	$27,845	$363,261
Investments in affiliates at value	6,350	1,299	1,926	3,638
Short-term investment in affiliates purchased with collateral from securities loaned at value	662	–	–	3,529

Total Investments at value(1)(2)	177,917	64,557	29,771	370,428

Receivable for investments sold	–	–	409	–
Receivable for shares of beneficial interest issued	21	11	31	7
Interest receivable	1,001	204	447	1,924
Maturities receivable	–	2	–	–
Receivable from Underwriter	10	9	–	9
Prepaid expenses	24	23	20	27
Other assets	20	12	1	33

Total Assets	178,993	64,818	30,679	372,428

LIABILITIES
Payable for collateral received for loaned securities	662	–	–	3,529
Payable for shares of beneficial interest redeemed	2	853	–	99
Payable for investment securities purchased	186	–	288	875
Dividends payable
Class I	63	76	34	132
Class A	2	14	1	1
Class C	–	2	–	–
Investment advisory fees payable	69	22	8	126
12b-1 fees payable
Class A	1	3	–	1
Class C	–	1	–	–
Shareholder servicing fees payable
Class A	1	2	–	1
Administration fees payable	11	5	3	22
Custodian fees payable	1	2	–	1
Transfer agent fees payable	4	4	–	6
Trustees’ deferred compensation payable	20	12	1	33
Trustees’ fees payable	4	2	1	9
Other liabilities	27	26	6	40

Total Liabilities	1,053	1,024	342	4,875

TOTAL NET ASSETS	$177,940	$63,794	$30,337	$367,553

Investments in non-affiliates at cost	$167,072	$61,712	$26,881	$359,148
Investments in affiliates at cost	6,350	1,299	1,926	3,638
Short-term investment in affiliates purchased with collateral from securities loaned at cost	662	–	–	3,529

(1) Total Investments at cost	$174,084	$63,011	$28,807	$366,315

(2) Includes securities on loan with a value of	$635	$–	$–	$3,403

See Notes to Financial Statements.

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$174,694	$64,583	$29,192	$363,207
Undistributed (Distributions in Excess of ) Net Investment Income	8	(8)	1	(14)
Accumulated Net Realized Gain (Loss) on Investments	(595)	(2,327)	180	247
Net Unrealized Appreciation/Depreciation on Investments	3,833	1,546	964	4,113

Total Net Assets	$177,940	$63,794	$30,337	$367,553

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$173,996,617	$51,268,609	$29,708,572	$361,837,551

Class I shares outstanding	16,474,434	5,517,080	3,488,367	32,693,709

Net Asset Value, Offering and Redemption Price Per Share	$10.56	$9.29	$8.52	$11.07

Net assets applicable to Class A	$3,643,537	$10,887,834	$628,189	$4,991,325

Class A shares outstanding	343,342	1,171,140	73,664	449,914

Net Asset Value and Redemption Price Per Share	$10.61	$9.30	$8.53	$11.09

Maximum Offering Price Per Share(3)	$11.11	$9.74	$8.93	$11.61

Maximum Sales Charge Per Share	4.50%	4.50%	4.50%	4.50%

Net assets applicable to Class C	$299,989	$1,637,680	N/A	$724,105

Class C shares outstanding	28,417	176,456	N/A	65,125

Net Asset Value and Offering Price Per Share(4)	$10.56	$9.28	N/A	$11.12

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C   F i x e d   I n c o m e   F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y  31,  2 0 1 4

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
ASSETS
Investments in non-affiliates at value	$332,118	$247,207	$433,257
Investments in affiliates at value	6,594	6,843	10,472
Short-term investment in affiliates purchased with collateral from securities loaned at value	–	1,738	–

Total Investments at value(1)(2)	338,712	255,788	443,729

Receivable for investments sold	–	–	148
Receivable for shares of beneficial interest issued	3,028	161	525
Interest receivable	1,043	1,836	1,659
Maturities receivable	1	1	–
Receivable from Underwriter	13	2	–

Prepaid expenses	28	25	27
Other assets	25	25	31

Total Assets	342,850	257,838	446,119

LIABILITIES
Payable for collateral received for loaned securities	–	1,738	–
Payable for shares of beneficial interest redeemed	207	109	10,218
Payable for investment securities purchased	–	229	–
Dividends payable
Class I	46	399	86
Class A	–	2	–
Class C	–	1	–
Investment advisory fees payable	102	86	75
12b-1 fees payable
Class A	1	1	1
Class C	1	1	–
Shareholder servicing fees payable
Class A	1	1	–
Administration fees payable	21	16	26
Custodian fees payable	2	2	2
Transfer agent fees payable	5	5	10
Trustees’ deferred compensation payable	25	25	31
Trustees’ fees payable	8	6	11
Other liabilities	36	36	47

Total Liabilities	455	2,657	10,507

TOTAL NET ASSETS	$342,395	$255,181	$435,612

Investments in non-affiliates at cost	$330,525	$241,413	$433,057
Investments in affiliates at cost	6,594	6,843	10,472
Short-term investment in affiliates purchased with collateral from securities loaned at cost	–	1,738	–

(1) Total Investments at cost	$337,119	$249,994	$443,529

(2) Includes securities on loan with a value of	$–	$1,672	$–

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$343,802	$254,486	$440,981
Undistributed (Distributions in Excess of ) Net Investment Income	(59)	22	(2)
Accumulated Net Realized Gain (Loss) on Investments	(2,941)	(5,121)	(5,567)
Net Unrealized Appreciation/Depreciation on Investments	1,593	5,794	200

Total Net Assets	$342,395	$255,181	$435,612

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$337,808,268	$249,494,252	$433,326,480

Class I shares outstanding	33,131,426	22,750,348	43,494,464

Net Asset Value, Offering and Redemption Price Per Share	$10.20	$10.97	$9.96

Net assets applicable to Class A	$3,299,188	$4,644,572	$2,285,863

Class A shares outstanding	321,426	423,235	229,141

Net Asset Value and Redemption Price Per Share	$10.26	$10.97	$9.98

Maximum Offering Price Per Share(3)	$10.47	$11.49	$10.08

Maximum Sales Charge Per Share	2.00%	4.50%	1.00%

Net assets applicable to Class C	$1,287,799	$1,042,245	N/A

Class C shares outstanding	125,829	94,809	N/A

Net Asset Value and Offering Price Per Share(4)	$10.23	$10.99	N/A

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y  31,  2014

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
ASSETS
Investments in non-affiliates at value	$83,299	$53,581	$10,741	$61,691

Total Investments at value(1)	83,299	53,581	10,741	61,691

Cash	440	1,499	691	144
Receivable for investments sold	6,035	–	–	–
Receivable for shares of beneficial interest issued	20	10	–	–
Interest receivable	1,103	799	118	945
Receivable from Underwriter	9	1	9	3
Prepaid expenses	20	7	6	7
Other assets	10	4	3	8

Total Assets	90,936	55,901	11,568	62,798

LIABILITIES
Payable for shares of beneficial interest redeemed	12	15	–	3
Payable for investment securities purchased	5,572	–	–	–
Dividends payable
Class I	171	120	12	128
Class A	3	–	2	2
Class C	–	3	–	–
Investment advisory fees payable	25	16	4	21
12b-1 fees payable
Class A	1	–	1	2
Shareholder servicing fees payable
Class A	1	–	1	1
Administration fees payable	6	4	2	5
Transfer agent fees payable	2	1	1	1
Trustees’ deferred compensation payable	10	4	3	8
Trustees’ fees payable	2	1	–	2
Other liabilities	14	9	5	9

Total Liabilities	5,819	173	31	182

TOTAL NET ASSETS	$85,117	$55,728	$11,537	$62,616

Investments in non-affiliates at cost	$79,336	$51,521	$10,353	$58,259

(1) Total Investments at cost	$79,336	$51,521	$10,353	$58,259

See Notes to Financial Statements.

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$79,136	$53,322	$11,116	$58,500
Undistributed (Distributions in Excess of ) Net Investment Income	155	(2)	34	(63)
Accumulated Net Realized Gain (Loss) on Investments	1,863	348	(1)	747
Net Unrealized Appreciation/Depreciation on Investments	3,963	2,060	388	3,432

Total Net Assets	$85,117	$55,728	$11,537	$62,616

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$81,906,147	$55,118,322	$6,267,104	$56,863,866

Class I shares outstanding	8,282,674	4,925,933	672,813	5,110,549

Net Asset Value, Offering and Redemption Price Per Share	$9.89	$11.19	$9.31	$11.13

Net assets applicable to Class A	$2,857,756	$554,504	$5,152,562	$5,293,731

Class A shares outstanding	289,306	49,495	552,263	476,968

Net Asset Value and Redemption Price Per Share	$9.88	$11.20	$9.33	$11.10

Maximum Offering Price Per Share(2)	$10.19	$11.55	$9.62	$11.44

Maximum Sales Charge Per Share	3.00%	3.00%	3.00%	3.00%

Net assets applicable to Class C	$353,423	$54,723	$117,745	$459,114

Class C shares outstanding	36,211	4,889	12,595	41,515

Net Asset Value and Offering Price Per Share(3)	$9.76	$11.19	$9.35	$11.06

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y  31,  2 0 1 4

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
ASSETS
Investments in non-affiliates at value	$ 16,296	$ 140,781

Total Investments at value(1)	16,296	140,781

Cash	892	542
Receivable for shares of beneficial interest issued	–	3,380
Interest receivable	181	1,961
Prepaid expenses	5	19
Other assets	3	9

Total Assets	17,377	146,692

LIABILITIES
Payable for investment securities purchased	–	1,178
Dividends payable
Class I	30	160
Investment advisory fees payable	6	44
Administration fees payable	2	9
Custodian fees payable	–	1
Transfer agent fees payable	1	2
Trustees’ deferred compensation payable	3	9
Trustees’ fees payable	1	4
Other liabilities	4	18

Total Liabilities	47	1,425

TOTAL NET ASSETS	$ 17,330	$ 145,267

Investments in non-affiliates at cost	$ 15,397	$ 137,693

(1) Total Investments at cost	$ 15,397	$ 137,693

See Notes to Financial Statements.

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
NET ASSETS:
Paid-in Capital (Unlimited Authorization — No Par Value)	$16,477	$142,482
Undistributed (Distributions in Excess of ) Net Investment Income	(32)	(20)
Accumulated Net Realized Gain (Loss) on Investments	(14)	(283)
Net Unrealized Appreciation/Depreciation on Investments	899	3,088

Total Net Assets	$17,330	$145,267

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$14,449,597	$144,796,598

Class I shares outstanding	1,422,936	13,794,850

Net Asset Value, Offering and Redemption Price Per Share	$10.15	$10.50

Net assets applicable to Class A	$2,161,708	$470,335

Class A shares outstanding	212,389	44,778

Net Asset Value and Redemption Price Per Share	$10.18	$10.50

Maximum Offering Price Per Share(2)	$10.49	$10.82

Maximum Sales Charge Per Share	3.00%	3.00%

Net assets applicable to Class C	$718,758	N/A

Class C shares outstanding	70,682	N/A

Net Asset Value and Offering Price Per Share(3)	$10.17	N/A

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S    O F    O P E R A T I O N S    ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1,   2 0 1 4

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
Investment Income:
Interest from unaffiliated investments	$4,359	$ 2,345	$1,520	$ 6,142
Dividends from affiliated investments(1)	3	–	1	3
Security lending income(2)	4	–	1	3

Total Investment Income	4,366	2,345	1,522	6,148

Expenses:
Investment advisory fees	839	302	131	1,463
Administration fees	100	43	18	194
12b-1 fees:
Class A	1	3	–	2
Class C	2	16	–	7
Shareholder servicing fees:
Class A	8	27	1	12
Class C	1	5	–	2
Transfer agent fees	37	32	6	62
Custodian fees	9	13	2	12
Professional fees	45	24	16	77
Pricing service fees	26	41	11	22
Printing and shareholder reports	17	21	5	27
Registration and filing fees	41	43	28	44
Trustees’ fees	15	6	2	29
Miscellaneous	12	9	1	22

Total Expenses	1,153	585	221	1,975

Less:
Waiver of investment advisory fees(1)	–	–	(23)	–
Expense Reimbursement from Underwriter(3) Class A	(10)	(9)	–	(8)

Net Expenses	1,143	576	198	1,967

Net Investment Income (Loss)	3,223	1,769	1,324	4,181

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	188	513	365	1,968
Net change in unrealized appreciation/depreciation on investments	(12)	(1,189)	412	(1,449)

Net Gain (Loss) on Investments	176	(676)	777	519

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,399	$ 1,093	$2,101	$ 4,700

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.
(3)	See Note 12 in Notes to Financial Statements.

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
Investment Income:
Interest from unaffiliated investments	$2,880	$7,522	$2,222
Dividends from affiliated investments(1)	4	3	6
Security lending income(2)	–	8	–

Total Investment Income	2,884	7,533	2,228

Expenses:
Investment advisory fees	1,175	1,027	883
Administration fees	178	137	232
12b-1 fees:
Class A	1	1	1
Class C	11	7	–
Shareholder servicing fees:
Class A	6	12	8
Class C	4	2	–
Transfer agent fees	59	54	91
Custodian fees	11	11	13
Professional fees	73	57	91
Pricing service fees	17	35	11
Printing and shareholder reports	26	35	34
Registration and filing fees	47	47	59
Trustees’ fees	27	21	36
Miscellaneous	18	17	45

Total Expenses	1,653	1,463	1,504

Less:
Waiver of 12b-1 fees:
Class C	(7)	–	–
Expense Reimbursement from Underwriter:(3)
Class A	(12)	(2)	–
Class C	(1)	–	–

Net Expenses	1,633	1,461	1,504

Net Investment Income (Loss)	1,251	6,072	724

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	863	918	226
Net change in unrealized appreciation/depreciation on investments	40	178	216

Net Gain (Loss) on Investments	903	1,096	442

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,154	$7,168	$1,166

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.
(3)	See Note 12 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

S T A T E M E N T S    O F    O P E R A T I O N S    ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  31,  2014

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
Investment Income:
Interest	$ 3,106	$ 1,998	$ 493	$ 2,416

Total Investment Income	3,106	1,998	493	2,416

Expenses:
Investment advisory fees	389	242	57	278
Administration fees	54	34	11	40
12b-1 fees:
Class A	1	–	1	2
Class C	3	–	1	4
Shareholder servicing fees:
Class A	6	1	12	14
Class C	1	–	–	1
Transfer agent fees	18	11	8	15
Custodian fees	4	3	2	3
Professional fees	27	21	13	23
Pricing service fees	9	7	4	7
Printing and shareholder reports	12	8	6	10
Registration and filing fees	43	13	13	15
Trustees’ fees	7	5	1	6
Miscellaneous	6	3	2	5

Total Expenses	580	348	131	423

Less:
Waiver of investment advisory fees(1)	(53)	(26)	–	–
Expense Reimbursement from Underwriter:(2)
Class A	(9)	(1)	(9)	(3)

Net Expenses	518	321	122	420

Net Investment Income (Loss)	2,588	1,677	371	1,996

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	2,914	344	121	1,557
Net change in unrealized appreciation/ depreciation on investments	(3,767)	(1,527)	(488)	(2,709)

Net Gain (Loss) on Investments	(853)	(1,183)	(367)	(1,152)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,735	$ 494	$ 4	$ 844

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 12 in Notes to Financial Statements.

See Notes to Financial Statements.

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
Investment Income:
Interest	$676	$2,909

Total Investment Income	676	2,909

Expenses:
Investment advisory fees	78	596
Administration fees	14	80
12b-1 fees:
Class C	5	–
Shareholder servicing fees:
Class A	6	1
Class C	2	–
Transfer agent fees	5	21
Custodian fees	2	5
Professional fees	14	36
Pricing service fees	4	16
Printing and shareholder reports	5	14
Registration and filing fees	13	22
Trustees’ fees	1	12
Miscellaneous	2	8

Total Expenses	151	811

Less:
Waiver of investment advisory fees(1)	–	(20)
Net Expenses	151	791

Net Investment Income (Loss)	525	2,118

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	90	(134)
Net change in unrealized appreciation/depreciation on investments	(650)	130

Net Gain (Loss) on Investments	(560)	(4)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(35)	$2,114

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C  F i x e d  I n c o m e  F u n d s

S T A T E M E N T S    O F    C H A N G E S    I N    N E T    A S S E T S    ( 0 0 0 )

	Bond Fund		Government Mortgage Fund		High Yield Bond Fund
	For the Year Ended		For the Year Ended		For the Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2014	2013	2014	2013	2014	2013
Investment Activities:
Net investment income (loss)	$3,223	$3,585	$1,769	$2,609	$1,324	$ 706
Net realized gain (loss) on investments sold	188	3,082	513	999	365	43
Net change in unrealized appreciation/depreciation on investments	(12)	(4,068)	(1,189)	(4,228)	412	713

Net increase (decrease) in net assets resulting from operations	3,399	2,599	1,093	(620)	2,101	1,462

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(3,455)	(3,963)	(1,812)	(2,947)	(1,297)	(681)
Class A	(62)	(80)	(299)	(293)	(25)	(27)
Class C	(2)	(3)	(41)	(76)	–	–
Distributions from net realized gains:
Class I	(112)	(3,438)	–	–	–	(252)
Class A	(3)	(75)	–	–	–	(10)
Class C	–	(5)	–	–	–	–

Total dividends and distributions	(3,634)	(7,564)	(2,152)	(3,316)	(1,322)	(970)

Share Transactions:
Proceeds from shares issued:
Class I	54,965	37,292	1,778	44,249	16,891	7,343
Class A	77	330	4,367	2,483	209	84
Class C	111	68	51	598	–	–
Reinvestment of dividends and distributions:
Class I	2,333	4,172	720	1,079	914	753
Class A	47	112	117	202	16	23
Class C	2	8	13	23	–	–

Total proceeds from shares issued and reinvested	57,535	41,982	7,046	48,634	18,030	8,203

Value of shares redeemed:
Class I	(76,956)	(24,944)	(37,738)	(42,624)	(5,566)	(989)
Class A	(429)	(855)	(2,010)	(5,716)	(99)	(107)
Class C	(98)	(92)	(1,313)	(1,485)	–	–

Total value of shares redeemed	(77,483)	(25,891)	(41,061)	(49,825)	(5,665)	(1,096)

Increase (decrease) in net assets from share transactions	(19,948)	16,091	(34,015)	(1,191)	12,365	7,107

Contributions of capital by affiliate(1)	1	–	10	–	–	–

Total increase (decrease) in net assets	(20,182)	11,126	(35,064)	(5,127)	13,144	7,599

Net Assets:
Beginning of year	198,122	186,996	98,858	103,985	17,193	9,594

End of year*	$177,940	$198,122	$63,794	$98,858	$30,337	$17,193

*Including undistributed (distributions in excess of ) net investment income	$8	$(3)	$(8)	$(18)	$1	$ (1)

(1)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

Intermediate		Limited		Total Return		Ultra Short
Bond Fund		Maturity Bond Fund		Advantage Fund		Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013

$4,181	$6,203	$1,251	$1,740	$6,072	$6,517	$724	$ 968
1,968	10,504	863	1,064	918	6,849	226	493
(1,449)	(8,879)	40	(390)	178	(5,545)	216	147

4,700	7,828	2,154	2,414	7,168	7,821	1,166	1,608

(4,378)	(6,418)	(1,693)	(2,594)	(6,025)	(6,967)	(1,477)	(2,081)
(49)	(83)	(11)	(23)	(106)	(138)	(2)	(10)
(2)	(8)	–	–	(14)	(12)	–	–
(6,959)	(8,548)	–	–	–	–	–	–
(90)	(132)	–	–	–	–	–	–
(15)	(30)	–	–	–	–	–	–

(11,493)	(15,219)	(1,704)	(2,617)	(6,145)	(7,117)	(1,479)	(2,091)

74,334	44,563	168,962	100,014	46,075	45,026	410,389	287,009
276	163	24	174	122	336	179	256
14	690	24	63	336	412	–	–
7,787	9,448	1,105	1,595	1,303	1,667	571	856
120	187	9	19	77	102	2	8
8	15	–	–	3	3	–	–

82,539	55,066	170,124	101,865	47,916	47,546	411,141	288,129

(92,569)	(64,872)	(155,952)	(115,447)	(65,266)	(44,356)	(382,032)	(424,476)
(881)	(977)	(674)	(1,383)	(1,005)	(988)	(1,628)	(2,257)
(596)	(439)	(448)	(681)	(270)	(65)	–	–

(94,046)	(66,288)	(157,074)	(117,511)	(66,541)	(45,409)	(383,660)	(426,733)

(11,507)	(11,222)	13,050	(15,646)	(18,625)	2,137	27,481	(138,604)

3	–	7	–	1	–	–	–

(18,297)	(18,613)	13,507	(15,849)	(17,601)	2,841	27,168	(139,087)

385,850	404,463	328,888	344,737	272,782	269,941	408,444	547,531

$367,553	$385,850	$342,395	$328,888	$255,181	$272,782	$435,612	$408,444

$(14)	$12	$(59)	$(72)	$22	$21	$(2)	$ (2)

See Notes to Financial Statements.

P N C    T a x    E x e m p t    B o n d    F u n d s

S T A T E M E N T S    O F    C H A N G ES    I N    N E T    A S S E T S    ( 0 0 0 )

	Intermediate Tax Exempt
	Bond Fund
	For the Year Ended
	May 31, 2014	May 31, 2013
Investment Activities:
Net investment income (loss)	$ 2,588	$ 3,468
Net realized gain (loss) on investments sold	2,914	2,213
Net change in unrealized appreciation/depreciation on investments	(3,767)	(3,093)

Net increase (decrease) in net assets resulting from operations	1,735	2,588

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(2,495)	(3,381)
Class A	(77)	(81)
Class C	(7)	(7)
Distributions from net realized gains:
Class I	(2,389)	(1,126)
Class A	(107)	(29)
Class C	(10)	(4)

Total dividends and distributions	(5,085)	(4,628)

Share Transactions:
Proceeds from shares issued:
Class I	6,779	16,759
Class A	1,051	39
Class C	127	305
Reinvestment of dividends and distributions:
Class I	403	238
Class A	119	58
Class C	11	5

Total proceeds from shares issued and reinvested	8,490	17,404

Value of shares redeemed:
Class I	(49,070)	(25,465)
Class A	(1,319)	(1,003)
Class C	(294)	(275)

Total value of shares redeemed	(50,683)	(26,743)

Increase (decrease) in net assets from share transactions	(42,193)	(9,339)

Contributions of capital by affiliate(1)	1	–

Total increase (decrease) in net assets	(45,542)	(11,379)

Net Assets:
Beginning of year	130,659	142,038

End of year*	$ 85,117	$130,659

*Including undistributed (distributions in excess of ) net investment income	$ 155	$ 146

(1)	See Note 11 in Notes to Financial Statements.

See Notes to Financial Statements.

Maryland Tax Exempt Bond Fund		Michigan Intermediate Municipal Bond Fund		Ohio Intermediate Tax Exempt Bond Fund		Pennsylvania Intermediate Municipal Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013

$ 1,677	$ 1,929	$ 371	$ 429	$ 1,996	$ 2,564	$ 525	$ 778
344	580	121	126	1,557	779	90	207
(1,527)	(1,478)	(488)	(376)	(2,709)	(2,008)	(650)	(591)

494	1,031	4	179	844	1,335	(35)	394

(1,660)	(1,909)	(231)	(298)	(1,830)	(2,357)	(456)	(690)
(16)	(19)	(129)	(132)	(154)	(194)	(56)	(72)
(1)	(1)	(2)	(1)	(9)	(13)	(13)	(16)
(286)	(525)	(117)	(134)	(844)	(954)	(156)	(254)
(3)	(6)	(76)	(67)	(82)	(88)	(20)	(29)
–	–	(2)	(1)	(6)	(8)	(7)	(9)

(1,966)	(2,460)	(557)	(633)	(2,925)	(3,614)	(708)	(1,070)

990	3,330	54	1,529	1,390	4,482	1,208	1,690
–	–	22	119	6	67	–	310
2	56	–	64	15	47	87	–
107	162	48	46	173	196	30	63
5	11	169	164	191	224	67	83
1	1	1	1	12	16	19	24

1,105	3,560	294	1,923	1,787	5,032	1,411	2,170

(11,016)	(8,783)	(5,506)	(1,942)	(18,875)	(9,400)	(9,076)	(6,166)
(113)	(150)	(640)	(612)	(1,318)	(1,380)	(563)	(684)
(1)	(3)	–	(33)	(173)	(116)	(156)	(250)

(11,130)	(8,936)	(6,146)	(2,587)	(20,366)	(10,896)	(9,795)	(7,100)

(10,025)	(5,376)	(5,852)	(664)	(18,579)	(5,864)	(8,384)	(4,930)

–	–	–	–	3	–	4	–

(11,497)	(6,805)	(6,405)	(1,118)	(20,657)	(8,143)	(9,123)	(5,606)

67,225	74,030	17,942	19,060	83,273	91,416	26,453	32,059

$ 55,728	$67,225	$11,537	$17,942	$ 62,616	$ 83,273	$17,330	$26,453

$ (2)	$ (2)	$ 34	$ 19	$ (63)	$ (66)	$ (32)	$ (47)

See Notes to Financial Statements.

P N C  T a x  E x e m p t  B o n d  F u n d s

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	Tax Exempt Limited Maturity Bond Fund
	For the Year Ended
	May 31, 2014	May 31, 2013
Investment Activities:
Net investment income (loss)	$ 2,118	$ 2,351
Net realized gain (loss) on investments sold	(134)	328
Net change in unrealized appreciation/depreciation on investments	130	(1,617)

Net increase (decrease) in net assets resulting from operations	2,114	1,062

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(2,112)	(2,344)
Class A	(6)	(7)
Distributions from net realized gains:
Class I	(328)	(299)
Class A	(1)	(1)

Total dividends and distributions	(2,447)	(2,651)

Share Transactions:
Proceeds from shares issued:
Class I	40,583	54,678
Class A	5	26
Reinvestment of dividends:
Class I	322	391
Class A	7	8

Total proceeds from shares issued and reinvested	40,917	55,103

Value of shares redeemed:
Class I	(41,446)	(48,259)
Class A	(80)	(13)
Class C	–	(13)

Total value of shares redeemed	(41,526)	(48,285)

Increase (decrease) in net assets from share transactions	(609)	6,818

Total increase (decrease) in net assets	(942)	5,229

Net Assets:
Beginning of year	146,209	140,980

End of year*	$145,267	$146,209

*Including undistributed (distributions in excess of ) net investment income	$ (20)	$ (20)

See Notes to Financial Statements.

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1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. As of May 31, 2014, the Trust offered for sale shares of 37 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Target Date, Equity, Fixed Income and Tax Exempt Bond Funds, as defined below, Class I Shares, Class R Shares, Class R4 Shares and Class R5 Shares are sold without a sales charge; Equity, Fixed Income and Tax Exempt Bond Funds’ Class A Shares are sold subject to a front-end sales charge; and Equity, Fixed Income and Tax Exempt Bond Funds’ Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

On February 1, 2010, the Trust Plan of Reorganization (“Reorganization”) of Allegiant Funds (“Acquiring Funds”) and PNC Funds, Inc. (“Acquired Funds”) was completed, including a change in the name of Allegiant Funds to PNC Funds.

Effective August 30, 2013, Class C Shares of PNC Tax Exempt Limited Maturity Bond Fund were no longer available for purchase by investors. The share class is now closed.

Effective December 30, 2013, the Trust began offering Class I Shares, Class R4 Shares and Class R5 Shares of PNC Mid Cap Index Fund and PNC Small Cap Index Fund. Each of the Funds commenced operations on December 30, 2013.

Effective December 30, 2013, the Trust began offering Class R4 Shares and Class R5 Shares of PNC S&P 500 Index Fund. Class R5 Shares commenced operations on December 30, 2013.

As of May 31, 2014, the Trust offered five asset categories that consist of the following Funds:

Target Date Funds

PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund;

Equity Funds

PNC Balanced Allocation Fund, PNC International Equity Fund, PNC Large Cap Core Fund, PNC Large Cap Growth Fund, PNC Large Cap Value Fund, PNC Mid Cap Fund, PNC Mid Cap Index Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC S&P 500 Index Fund, PNC Small Cap Fund and PNC Small Cap Index Fund;

Fixed Income Funds

PNC Bond Fund, PNC Government Mortgage Fund, PNC High Yield Bond Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund;

Tax Exempt Bond Funds

PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Michigan Intermediate Municipal Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund, PNC Pennsylvania Intermediate Municipal Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund; and

Money Market Funds

PNC Government Money Market Fund, PNC Money Market Fund, PNC Ohio Municipal Money Market Fund, PNC Pennsylvania Tax Exempt Money Market Fund, PNC Tax Exempt Money Market Fund and PNC Treasury Money Market Fund.

The financial statements presented herein are those of the Target Date, Equity, Fixed Income and Tax Exempt Bond Funds (each referred to as a “Fund,” or collectively as the “Funds”). The financial statements of the Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

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Investment Valuation

In determining market value for equity securities, exchange-traded funds (“ETFs”) and master limited partnerships (“MLPs”), the assets of the Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, or the exchange on which they are traded. Securities quoted on the NASDAQ® National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Equity securities and ETFs for which there were no transactions, and for which market quotations are not readily available, are typically valued at the mean between the most recent bid and asked prices. Assets of the Funds invested in debt securities are typically valued by an independent pricing service (“Service”) approved by the Board of Trustees of the Trust (the “Board”). When quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the quoted bid prices (as obtained by a Service from dealers in such securities). The Funds, under supervision of the Board, reserve the right to alternatively utilize the mean between the most recent bid and asked prices for fixed income securities, should such prices be determined to more accurately represent the value of those fixed income securities. Debt securities as well as other investments may be carried at fair value based on methods which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The Board has approved the use of such pricing services. A number of pricing services are available and the Funds may use various pricing services or discontinue the use of any pricing service.

Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board. Short-term obligations with greater than 60 days to maturity when purchased are valued at mark-to-market until the 60th day before maturity; after which they are valued at amortized cost until maturity.

Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security at the official close of trading on the NYSE on the day of valuation. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate at the close of market on the day of valuation. Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Investments in underlying PNC Funds or in any other mutual funds are valued at their respective net asset values as determined by those funds each business day.

Forward currency contracts are valued based upon closing forward foreign exchange rates from each respective foreign market.

Futures contracts are valued at the daily quoted settlement prices at the official close of trading on the NYSE on the day of valuation. The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the NYSE, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by the Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the incidence of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair value represents the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels. Assets and liabilities reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

—	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Equity securities and ETFs for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end mutual funds which are valued at their closing NAV.

Futures contracts which are valued at their daily closing price on the primary exchange on which they are traded.

—	Level 2 — other significant observable inputs, including but not limited to:

All Securities — quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; certain non-exchange traded derivatives such as swaps, forwards, or over-the-counter traded options based on pricing models using inputs observed on actively quoted markets; or, observable correlated market inputs. Equity Securities — certain foreign equity securities that are fair value adjusted through an independent pricing service, which considers statistically relevant trading pattern correlations in relation to the intraday trading in the U.S. securities markets, such as the movement of certain indexes, American Depositary Receipts, futures or ETFs.

Fixed Income Securities and Short Term Obligations Valued at Amortized Cost — independent pricing service-supplied valuations or quoted prices for similar securities or obligations, including matrix pricing, based on methods which consider standard inputs such as yields or prices of securities or obligations of comparable quality, stability, risk, coupon, collateral (as applicable), maturity, type, trading factors, multiple indications of value from dealers or other financial institutions that trade the securities or obligations.

—	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments or, the significant use of unobservable inputs or stale inputs.

Each Fund recognizes transfers into and out of levels at the end of the reporting period. Certain foreign equity securities are fair value adjusted through a Service which considers statistically relevant trading patterns. Such securities may periodically move between input valuation Level 1 and input valuation Level 2 based on whether or not they meet fair value adjustment trigger requirements. Securities that meet the fair value adjustment trigger requirements are considered input valuation Level 2 securities.

Other financial instruments are derivative instruments not reflected in total investments within the Schedules of Investments, such as futures and forwards, which are reflected in net assets at the unrealized appreciation/depreciation on the investment.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2014 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the respective Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally

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based on income earned. The Funds accrue such taxes when the related income is earned. Expenses that are common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses that are common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

With respect to the Fixed Income and Tax Exempt Bond Funds, dividends from net investment income are declared daily and paid monthly. Dividends from net investment income, if any, for Retirement Income, Balanced Allocation, Large Cap Core, Large Cap Value and S&P 500 Index Funds are declared and paid quarterly. Dividends from net investment income, if any, for Target 2020, Target 2030, Target 2040, Target 2050, International Equity, Large Cap Growth, Mid Cap, Mid Cap Index, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap and Small Cap Index Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Exchange-Traded Funds

Certain Funds may invest in ETFs. The ETFs in which the Funds invest generally seek investment results that correspond generally to the performance, before fees and expenses, of an underlying index. As a result, adverse performance of a particular security in an ETF’s underlying portfolio will ordinarily not result in the elimination of the security from the ETF’s portfolio. Each ETF offers and issues shares at its net asset value per share only to certain institutional investors in aggregations of a specified number of shares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. ETFs are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges.

ETFs are subject to additional risks due to their shares being listed and traded on securities exchanges. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand as well as changes in market value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value.

There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

Inflation-Indexed Securities

Certain Funds may invest in inflation-protected securities either directly or through pooled investment vehicles such as ETFs or mutual funds. Inflation-protected securities, unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity. The Target Date Funds primarily utilize pooled investment vehicles that hold Inflation-Indexed Securities in order to maintain exposure to TIPS.

Master Limited Partnerships

Certain Funds may invest in MLPs. The majority of MLPs operate in the energy and/or natural resources sector. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of at least one general partner as well as other additional limited partners (for MLPs structured as limited liability companies, at least one managing member and members, respectively). The general partner or managing member controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, contribute capital to the entity, have a limited role in the operation and management of the entity, and receive cash distributions.

Derivative Financial Instruments

Commodity-Linked Instruments

Certain Funds may invest in commodities indirectly through pooled investment vehicles such as ETFs or mutual funds. Pooled investment vehicles may hold commodities, commodities-based derivatives or financial instruments where the reference asset is a commodity or commodity index. Such investments in commodities or commodity-linked instruments may expose the pooled investment vehicle to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of a Fund’s securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries may have a direct effect on the market value of commodities and the companies that engage in related businesses. Pooled investment vehicles may use commodities-based derivatives that are leveraged and therefore may magnify or otherwise increase investment losses to a Fund.

Foreign Equity Certificates

Certain Funds may invest in foreign equity certificates (“certificates”) which are sometimes also called equity-linked certificates or participation notes and may be issued in various forms such as low exercise price or Rule 144A warrants. When doing so, the Fund purchases the certificates from an issuer, who may or may not hold shares of the underlying stock (“equity security”) in the local market and issues a call note for the underlying equity security. If the Fund exercises its call and closes its position, the shares are sold and the note is redeemed with the proceeds. Each note represents one share of the underlying equity security; therefore, the price, performance and liquidity of the note are all directly linked to the underlying equity security. The notes can be redeemed for the full value of the underlying equity security, less transactional and other costs. Such certificates are typically utilized as a cost-effective means of direct investment into certain markets. In addition to the market risk related to the value of the underlying equity security, the Fund bears additional counterparty risk to the issuer or guarantor of the unsecured notes.

Forward Currency Contracts

Certain Funds may enter into forward currency contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. Such contracts, which are designed to protect the value of the Fund’s investment securities against an adverse movement in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to an adverse movement in the value of a hedged currency, at the same time they tend to limit the potential gain that might be realized should the value of such foreign currency unexpectedly move opposite to the hedge. These contracts may involve market risk in excess of the unrealized gain or loss

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reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The unrealized gain or loss on open forward currency contracts at May 31, 2014 is included in the respective Fund’s Schedule of Investments.

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates and currency values. Futures contracts are valued at the daily quoted settlement prices. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract and are included in the respective Fund’s Statement of Assets and Liabilities. The daily change in the contract is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The unrealized gain or loss on open futures contracts at May 31, 2014 is included in the respective Fund’s Schedule of Investments. The change in the unrealized gain or loss on open futures contracts and the gain or loss recognized upon the close of futures contracts for the fiscal year ended May 31, 2014 are included in the respective Fund’s Statement of Operations.

There are several risks associated with the use of futures contracts including the risk of loss in excess of the amount recognized in a Fund’s Schedule of Investments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Certain Funds, particularly the International Equity and Balanced Allocation Funds, may also use futures to gain cost efficient diversified exposure to a specific country or region.

Equity Index futures are primarily used by the Equity Funds to maintain market exposure for short-term liquidity within a respective Fund. To accomplish such a strategy, a Fund may purchase an Equity Index future to maintain market exposure in lieu of purchasing individual securities for portions of the Fund that are being held for short-term liquidity or other reasons. Details of futures contracts open as of May 31, 2014 are included in the respective Fund’s Schedule of Investments.

Derivative Holdings Categorized by Risk Exposure

The following information is intended to enable financial statement users to understand how derivatives are accounted for and how derivative instruments affect a Fund’s financial position and results of operations. The derivative instruments listed in the following tables were not designated in qualifying hedge accounting relationships.

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivative Value	Liability Derivative Value
Equity contracts	Variation margin receivable from broker for open futures contracts*	Variation margin payable to broker for open futures contracts*
Foreign exchange contracts	Net unrealized appreciation on forward currency contracts	Net unrealized depreciation on forward currency contracts

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation/depreciation for open futures contracts. The balance presented below is the cumulative change in unrealized appreciation/depreciation from the date the contract was opened until May 31, 2014 and is included in the Net Assets of the Fund.

		Foreign	Total Value
	Equity	Exchange	at
	Contracts	Contracts	05/31/14
	(000)	(000)	(000)
Asset Derivative Value
Balanced Allocation Fund
Forward Currency Contracts	$ –	$ 26	$ 26
Futures Contracts	1	–	1
	$ 1	$ 26	$ 27
International Equity Fund
Forward Currency Contracts	$ –	$941	$ 941
Futures Contracts	372	–	372
	$372	$941	$1,313
Large Cap Growth Fund
Futures Contracts	$ 21	$ –	$ 21
S&P 500 Index Fund
Futures Contracts	$ 73	$ –	$ 73

		Foreign	Total Value
	Equity	Exchange	at
	Contracts	Contracts	05/31/14
	(000)	(000)	(000)

Liability Derivative Value
Balanced Allocation Fund
Forward Currency Contracts	$ –	$ 1	$ 1
International Equity Fund
Forward Currency Contracts	$ –	$275	$275
Futures Contracts	2	–	2
	$ 2	$275	277
Small Cap Fund
Futures Contracts	$38	$ –	$ 38

Location on the Statement of Operations

Derivative Type
Equity contracts	Net realized gain (loss) on futures
Net change in unrealized appreciation/depreciation on futures
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions
Net change in unrealized appreciation/depreciation on foreign currency translation

		Foreign	Total Value
	Equity	Exchange	at
	Contracts	Contracts	05/31/14
	(000)	(000)	(000)

Realized Gain (Loss) on Derivatives Recognized in Income
Balanced Allocation Fund
Futures Contracts	$31	$–	$31
Forward Currency Contracts	–	–	–
	$31	$–	$31
International Equity Fund
Futures Contracts	$1,563	$–	$1,563
Forward Currency Contracts	–	–	–
	$1,563	$–	$1,563
Large Cap Growth Fund
Futures Contracts	$112	$–	$112
S&P 500 Index Fund
Futures Contracts	$390	$–	$390
Small Cap Fund
Futures Contracts	$273	$–	$273
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Balanced Allocation Fund
Futures Contracts	$(18)	$–	$(18)
Forward Currency Contracts	–	11	11
	$(18)	$11	$(7)
International Equity Fund
Futures Contracts	$(444)	$–	$(444)
Forward Currency Contracts	–	187	187
	$(444)	$187	$(257)
Large Cap Growth Fund
Futures Contracts	$11	$–	$11
S&P 500 Index Fund
Futures Contracts	$11	$–	$11
Small Cap Fund
Futures Contracts	$(86)	$–	$(86)

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During the fiscal year ended May 31, 2014, the futures and forwards transactions executed by the Equity Funds are shown in the following table.

	Notional Cost	Notional Cost	Notional Cost	Notional Cost
	of Contracts	of Contracts	of Contracts	of Contracts
	May 31, 2013	Opened	Closed	May 31, 2014
	(000)	(000)	(000)	(000)
Balanced Allocation Fund
Forward Currency Contracts	$ 464	$ 218	$ –	$ 682
Futures Contracts	126	694	(617)	203
International Equity Fund
Forward Currency Contracts	15,588	18,375	–	33,963
Futures Contracts	8,143	57,367	(50,822)	14,688
Large Cap Growth Fund
Futures Contracts	886	8,645	(8,399)	1,132
S&P 500 Index Fund
Futures Contracts	1,158	11,352	(10,855)	1,655
Small Cap Fund
Futures Contracts	1,032	4,511	(4,371)	1,172

Master Agreements and Netting Arrangements

Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association (“ISDA”) Agreements and a Securities Loan Agreement, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event, default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash but can include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Offsetting of Financial and Derivative Assets and Liabilities

The following tables show the financial and derivative instruments of each Fund that are subject to Master Agreements (or similar arrangements) and the collateral received and pledged in connection with the netting arrangements at May 31, 2014.

Offsetting of Financial and Derivative Assets

		Gross Amounts	Gross Amounts	Net Amounts
		Presented in the	Netted in the	Presented in the
		Statement of	Statement of	Statement of
	Form of	Assets	Assets	Assets		Cash
	Master	and	and	and	Financial	Collateral	Net
	Agreement	Liabilities	Liabilities	Liabilities	Instruments	Received(1)	Amount
Description		(000)	(000)	(000)	(000)	(000)	(000)
Balanced Allocation Fund
Forward Currency Contracts	ISDA	$26	$–	$26	$(1)	$–	$25
Securities Lending(2)	Securities Loan Agreement	482	–	482	–	(482)	–
		$508	$–	$508	$(1)	$(482)	$25
International Equity Fund
Forward Currency Contracts	ISDA	$941	$–	$941	$(275)	$–	$666
Securities Lending(2)	Securities Loan Agreement	8,882	–	8,882	–	(8,882)	–
		$9,823	$–	$9,823	$(275)	$(8,882)	$666
Mid Cap Fund
Securities Lending(2)	Securities Loan Agreement	$580	$–	$580	$–	$(580)	$–
Multi-Factor Small Cap Core Fund
Securities Lending(2)	Securities Loan Agreement	$397	$–	$397	$–	$(397)	$–
Multi-Factor Small Cap Growth Fund
Securities Lending(2)	Securities Loan Agreement	$1,260	$–	$1,260	$–	$(1,260)	$–
Multi-Factor Small Cap Value Fund
Securities Lending(2)	Securities Loan Agreement	$2,152	$–	$2,152	$–	$(2,152)	$–
S&P 500 Index Fund
Securities Lending(2)	Securities Loan Agreement	$190	$–	$190	$–	$(190)	$–
Small Cap Fund
Securities Lending(2)	Securities Loan Agreement	$40,266	$–	$40,266	$–	$(40,266)	$–
Bond Fund
Securities Lending(2)	Securities Loan Agreement	$635	$–	$635	$–	$(635)	$–
Intermediate Bond Fund
Securities Lending(2)	Securities Loan Agreement	$3,403	$–	$3,403	$–	$(3,403)	$–
Total Return Advantage Fund
Securities Lending(2)	Securities Loan Agreement	$1,672	$–	$1,672	$–	$(1,672)	$–

(1)Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

(2)Reflects the market value of securities on loan as presented on the Schedule of Investments. Short term-investments purchased with collateral from securities lending and the related liability to repay the collateral is reported on the Statement of Assets and Liabilities.

Offsetting of Financial and Derivative Liabilities

		Gross Amounts	Gross Amounts	Net Amounts
		Presented in the	Netted in the	Presented in the
		Statement of	Statement of	Statement of
	Form of	Assets	Assets	Assets		Cash
	Master	and	and	and	Financial	Collateral	Net
	Agreement	Liabilities	Liabilities	Liabilities	Instruments	Paid	Amount
Description		(000)	(000)	(000)	(000)	(000)	(000)
Balanced Allocation Fund
Forward Currency Contracts	ISDA	$ 1	$ –	$ 1	$ (1)	$ –	$ –
International Equity Fund
Forward Currency Contracts	ISDA	$275	$ –	$275	$(275)	$ –	$ –

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3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory and Sub-Advisory Fees

Fees paid by the Trust pursuant to the Advisory Agreement with PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate of each Fund’s average daily net assets.

Target Date Funds

The Adviser and the Target Date Funds have entered into an investment advisory agreement pursuant to which each Fund will pay the Adviser a fee equal to the annual rate of 0.40% of that Fund’s average daily net assets that are not invested in (1) other registered investment companies, (2) pooled investment vehicles that charge a fee for advisory services, and (3) exchange-traded notes the contractual returns of which are calculated by reference to the performance of a broad-based securities market index (collectively referred to as “Investment Companies”). The Adviser has contractually agreed to waive its management fee and reimburse or pay certain operating expenses for each Fund to the extent the Fund’s other expenses exceed 0.10% on an annualized basis, excluding certain expenses such as extraordinary expenses, administrative fees payable to the Adviser, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and the operating expenses of each Fund’s underlying investments). This expense limitation agreement is expected to apply until September 30, 2014, at which time the Fund’s Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

The following table lists the contractual advisory fees and expense reimbursements that were in effect during the fiscal year ended May 31, 2014 for the Target Date Funds.

		Advisory Fees as a Percentage
		of Average Net Assets
	Annual		Expense
	Rate*		Reimbursement
Retirement Income Fund	0.00%		3.28%
Target 2020 Fund	0.00%		9.07%
Target 2030 Fund	0.00%		7.69%
Target 2040 Fund	0.00%		8.66%
Target 2050 Fund	0.00%		9.14%
*	During the fiscal year ended May 31, 2014, the Target Date Funds were solely invested in Investment Companies.

Equity Funds

The following tables list the contractual advisory fees and fee waivers that were in effect during the the fiscal year ended May 31, 2014 for the Equity Funds.

	Advisory Fees as a Percentage of Average Net Assets

		Annual Rate		Effective Annual Rate	Fee Waiver		Net Annual Rate
Balanced Allocation Fund	0.75%			0.75%	0.15	%*		0.60%
International Equity Fund	1.00%			1.00%	0.14	%*		0.86%
Mid Cap Fund	0.75%			0.75%	0.49	%**		0.26%
Mid Cap Index Fund	0.15%			0.15%	0.15	%*		0.00%
Small Cap Index Fund	0.15%			0.15%	0.15	%*		0.00%

	First $1 Billion	Next $500 Million	$1.5 Billion and Over

Large Cap Core Fund	0.75%	0.70%	0.65%	0.75%	0.22	%*		0.53%
Large Cap Growth Fund	0.75%	0.70%	0.65%	0.75%	0.13	%*		0.62%
Large Cap Value Fund	0.75%	0.70%	0.65%	0.75%	0.02	%*		0.73%

		Advisory Fees as a Percentage of Average Net Assets
		Annual Rate		Effective Annual Rate		Fee Waiver		Net Annual Rate

	First $500 Million	Next $500 Million	$1 Billion and Over
Multi-Factor Small Cap Core Fund	1.00%	0.95%	0.90%	1.00%		0.41	%*		0.59%
Multi-Factor Small Cap Growth Fund	1.00%	0.95%	0.90%	1.00%		0.81	%*		0.19%
Multi-Factor Small Cap Value Fund	1.00%	0.95%	0.90%	1.00%		0.43	%*		0.57%
Small Cap Fund	1.00%	0.95%	0.90%	1.00%		0.29	%*		0.71%

	First $50 Million	Next $100 Million	$150 Million and Over
S&P 500 Index Fund	0.15%	0.10%	0.075%	0.11	%***	0.07	%*		0.04%

*	These waivers, which are presented on an annualized basis in the above table, are the result of the contractual expense limitation agreement which is expected to apply until September 30, 2014 (and at least December 30, 2014 for the Mid Cap Index Fund, Small Cap Index Fund and S&P 500 Index Fund).
**	This waiver, which is the result of a voluntary waiver by the Adviser of its investment advisory fees, may be changed or discontinued at any time.
***	Contractual advisory fee breakpoints were in effect during the fiscal year ended May 31, 2014.

Polaris Capital Management, LLC (“Polaris”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of International Equity Fund. For its services, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of International Equity Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of the assets managed between $125 million and $200 million and 0.50% of assets managed in excess of $200 million. GE Asset Management Inc. (“GEAM”), an independent registered investment adviser, served as sub-adviser to a portion of the managed assets of International Equity Fund until October 31, 2013. For its services, GEAM was paid a sub-advisory fee by the Adviser based on the portion of assets of International Equity Fund allocated to GEAM as follows: 0.55% of the first $50 million of assets managed, 0.50% of assets managed between $50 million and $100 million, 0.45% of assets managed between $100 million and $150 million and 0.40% of assets managed in excess of $150 million. Effective October 31, 2013, GEAM no longer serves as sub-adviser to a portion of the managed assets of International Equity Fund.

The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements may be voluntary or contractual. Voluntary waivers may be changed or discontinued at any time. The Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A, Class C and Class R5 Shares of certain Funds do not exceed the percentage of average daily net assets as set forth below:

	Total Annual Fund Operating Expenses after Fee Waivers
	Class I	Class A	Class C	Class R5
Balanced Allocation Fund	1.00%	1.29%	2.00%	N/A
International Equity Fund	0.98%	1.28%	1.98%	N/A
Large Cap Core Fund	0.94%	1.22%	1.94%	N/A
Large Cap Growth Fund	0.98%	1.28%	1.98%	N/A
Large Cap Value Fund	0.98%	1.28%	1.98%	N/A
Mid Cap Index Fund	0.25%	N/A	N/A	0.30%
Multi-Factor Small Cap Core Fund	0.95%	1.23%	N/A	N/A
Multi-Factor Small Cap Growth Fund	0.95%	1.23%	1.95%	N/A
Multi-Factor Small Cap Value Fund	1.25%	1.53%	2.25%	N/A
S&P 500 Index Fund	0.20%	0.45%	1.20%	0.25%
Small Cap Fund	0.99%	1.29%	1.99%	N/A
Small Cap Index Fund	0.25%	N/A	N/A	0.30%

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The expense limitation agreement for the Funds listed in the table above is expected to apply until at least September 30, 2014 (and at least December 30, 2014 for S&P 500 Index Fund, Small Cap Index Fund and Mid Cap Index Fund), at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time. Prior to the contractual expense limitation agreement effective September 27, 2013, International Equity Fund and Large Cap Value Fund were not party to an expense limitation agreement. Prior to December 30, 2013, Mid Cap Index Fund, S&P 500 Index Fund and Small Cap Index Fund were not party to an expense limitation agreement.

The Adviser has voluntarily agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary so that the total operating expenses of PNC Mid Cap Fund do not exceed 1.53%, 2.25% and 1.25% for Class A, Class C and Class I Shares, respectively.

Fixed Income and Tax Exempt Bond Funds

The following table lists the contractual advisory fees and fee waivers that were in effect during the fiscal year ended May 31, 2014 for the Fixed Income and Tax Exempt Bond Funds.

			Advisory Fees as a Percentage of Average Net Assets

	Annual Rate	Fee Waiver*		Net Annual Rate
Bond Fund	0.45%	N/A		0.45%
Government Mortgage Fund	0.40%	N/A		0.40%
High Yield Bond Fund	0.50%	0.09%		0.41%
Intermediate Bond Fund	0.40%	N/A		0.40%
Limited Maturity Bond Fund	0.35%	N/A		0.35%
Total Return Advantage Fund	0.40%	N/A		0.40%
Ultra Short Bond Fund	0.20%	N/A		0.20%
Intermediate Tax Exempt Bond	0.40%	0.05%		0.35%
Maryland Tax Exempt Bond	0.40%	0.04%		0.36%
Michigan Intermediate Muni Bond	0.40%	N/A		0.40%
Ohio Intermediate Tax Exempt Bond	0.40%	N/A		0.40%
Pennsylvania Intermediate Muni Bond	0.40%	N/A		0.40%
Tax Exempt Limited Maturity Bond	0.40%	0.01%		0.39%

*	These waivers, which are presented on an annualized basis in the above table, are the result of the contractual expense limitation agreement which is expected to remain in effect through September 30, 2014.

The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. The Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A and Class C Shares of certain Funds do not exceed the percentage of average daily net assets as set forth on the following table:

	Total Annual Fund Operating Expenses after Fee Waivers
	Class I	Class A	Class C
High Yield Bond Fund	0.75%	1.01%	N/A
Intermediate Tax Exempt Bond Fund	0.53%	0.81%	1.53%
Maryland Tax Exempt Bond Fund	0.53%	0.81%	1.53%
Tax Exempt Limited Maturity Bond Fund	0.53%	0.81%	N/A

The expense limitation agreement for the Funds listed in the table above is expected to apply until at least September 30, 2014, at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

Expense Recoupment

Each Fund may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser (“recoupment payments”) pursuant to the expense limitation agreements, provided that the amount of such recoupment payments in any year, together with all other expenses of the Fund or Class, in the aggregate, would not cause the Class’ total annual operating expenses to exceed the amounts set forth in the tables above and provided further that no additional payments by the Fund will be made with respect to amounts paid, waived or reimbursed by the Adviser more than three years after the end of the fiscal year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts that are paid, waived or reimbursed by the Adviser.

The following amounts are available for possible recoupment by the Adviser through the expiration dates shown:

	Recoupment Available
	(000)
	2015	2016	2017	Total
Retirement Income Fund	$–	$84	$158	$242
Target 2020 Fund	–	84	100	184
Target 2030 Fund	–	85	111	196
Target 2040 Fund	–	85	102	187
Target 2050 Fund	–	86	115	201
Balanced Allocation Fund	82	111	97	290
International Equity Fund	–	–	698	698
Large Cap Core Fund	59	62	61	182
Large Cap Growth Fund	83	94	84	261
Large Cap Value Fund	–	–	29	29
Mid Cap Index Fund	–	–	35	35
Multi-Factor Small Cap Core Fund	71	96	135	302
Multi-Factor Small Cap Growth Fund	244	254	259	757
Multi-Factor Small Cap Value Fund	109	117	107	333
S&P 500 Index Fund	–	–	103	103
Small Cap Fund	–	175	994	1,169
Small Cap Index Fund	–	–	53	53
High Yield Bond Fund	34	43	23	100
Intermediate Tax Exempt Bond Fund	24	45	53	122
Maryland Tax Exempt Bond Fund	12	23	26	61
Tax Exempt Limited Maturity Bond Fund	10	28	20	58

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares of the Equity, Fixed Income and Tax Exempt Bond Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class C and Class R Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

The Trust maintains a Services Plan with respect to the Class R4 and Class R5 Shares of the Mid Cap Index Fund, S&P 500 Index Fund and Small Cap Index Fund. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Class R4 and Class R5 Shares in consideration for payment of a fee of up to 0.15% and 0.05%, respectively, on an annual basis, based on each Class’ average daily net assets.

Trustees’ Fees

For his or her service as a Trustee of the Trust and PNC Advantage Funds (“Advantage”), each Trustee receives an annual consolidated fee of $76,000 plus $7,250 for each Board meeting attended in person, and such amount, up to a maximum of $3,250, as may be determined for attendance at special Board meetings convened as necessary, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, PNC Funds Distributor, LLC (the “Underwriter”), or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage, another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser, receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and Advantage based on their average daily net assets.

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Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), which is an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds (excluding the Target Date Funds). For their services as Co-Administrators during the fiscal year ended May 31, 2014, approximately 0.0217% was allocated to BNY Mellon and 0.0283% was allocated to the Adviser in aggregate.

BNY Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust. For the Target Date Funds, the Adviser receives fees at an annual rate of 0.01% based on the average daily net assets of the Target Date Funds. BNY Mellon receives a base fee in addition to other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Affiliated Investments

The Target Date Funds seek to achieve their investment objectives by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include PNC Funds (the “Underlying Funds”). The Target Date Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments made by each Target Date Fund within each of its principal investment strategies may represent a significant portion of an Underlying Fund’s net assets. At May 31, 2014, no investments by a Target Date Fund represented a significant portion of the net assets of any of the Underlying Funds.

The common stock of PNC Group, an affiliate of the Adviser to the Trust, is included in the S&P 500® Index. Also included in the S&P 500® Index is BlackRock, Inc., a company in which PNC Group owns a minority interest. Like the other stocks in the S&P 500® Index, S&P 500 Index Fund may invest in the common stocks of PNC Group and BlackRock, Inc. in approximately the same proportions as the percentages those common stocks represent in the S&P 500® Index.

iShares securities are considered affiliated investments through their affiliation with BlackRock, Inc.

For the purposes of these financial statements, dividends received from such investments are reported as “Dividends from affiliated investments” in the Statements of Operations. Gains and/or losses from the sale of affiliated investments are reported as “Net realized gain (loss) on affiliated investments sold” on the Statements of Operations.

The total value at May 31, 2013 and May 31, 2014, and the purchases, sales proceeds, dividends and realized gain (loss) on affiliated holdings for the fiscal year ended May 31, 2014 are shown in the following table.

	Value of Affiliated Investments at 05/31/13 (000)	Value of Affiliated Investments at 05/31/14 (000)	Purchases (000)	Sales Proceeds (000)		Dividends from Affiliated Investments (000)		Realized Gain (Loss) on Affiliated Investments Sold (000)		Capital Gain Distributions Received (000)
Retirement Income Fund
iShares Dow Jones Select Dividend Index Fund	$22	$22	$229	$241		$3		$9		$–
iShares MSCI EAFE Small Cap Index Fund	2	3	23	23		–	*	–	*	–
PNC Advantage Institutional Money Market Fund	113	125	19,090	19,078		–	*	–		–
PNC International Equity Fund	52	54	575	574		1		(8)		–
PNC Large Cap Core Fund	163	163	1,728	1,803		9		51		–
PNC Small Cap Fund	38	35	376	370		–	*	(10)		–	*
PNC Bond Fund	222	248	2,583	2,602		16		32		1
PNC High Yield Bond Fund	24	28	290	292		6		6		–
PNC Limited Maturity Bond Fund	223	246	2,607	2,591		5		4		–
	$859	$924	$27,501	$27,574		$40		$84		$1
Target 2020 Fund
iShares Dow Jones Select Dividend Index Fund	$25	$24	$–	$4		$1		$1		$–
iShares MSCI EAFE Small Cap Index Fund	4	4	–	1		–	*	–	*	–
PNC Advantage Institutional Money Market Fund	63	61	116	118		–	*	–		–
PNC International Equity Fund	105	98	2	26		2		5		–
PNC Large Cap Core Fund	240	256	2	27		2		4		–
PNC Small Cap Fund	55	49	2	16		–		4		1
PNC Bond Fund	229	262	32	–		5		–		–	*
PNC High Yield Bond Fund	35	38	3	1		2		–	*	–
PNC Limited Maturity Bond Fund	77	110	33	–		–	*	–		–
	$833	$902	$190	$193		$12		$14		$1
Target 2030 Fund
iShares Dow Jones Select Dividend Index Fund	$31	$49	$11	$–		$1		$–		$–
iShares MSCI EAFE Small Cap Index Fund	14	18	2	1		–		–	*	–
PNC Advantage Institutional Money Market Fund	51	62	369	358		–	*	–		–
PNC International Equity Fund	153	201	23	7		3		1		–
PNC Large Cap Core Fund	385	499	48	11		4		1		–
PNC Small Cap Fund	82	104	15	4		–	*	1		1
PNC Bond Fund	202	274	70	–		5		–		–	*
PNC High Yield Bond Fund	33	44	10	–		2		–	*	–
PNC Limited Maturity Bond Fund	–	15	15	–		–	*	–		–
	$951	$1,266	$563	$381		$15		$3		$1
Target 2040 Fund
iShares Dow Jones Select Dividend Index Fund	$35	$44	$5	$2		$1		–	*	$–
iShares MSCI EAFE Small Cap Index Fund	15	16	–	2		–		–	*	–
PNC Advantage Institutional Money Market Fund	44	38	96	102		–	*	–		–
PNC International Equity Fund	180	192	3	23		3		4		–
PNC Large Cap Core Fund	412	488	6	5		4		–	*	–
PNC Small Cap Fund	99	98	6	19		–		5		1
PNC Bond Fund	75	106	31	–		2		–		–	*
PNC High Yield Bond Fund	13	16	3	–		1		–		–
	$873	$998	$150	$153		$11		$9		$1
Target 2050 Fund
iShares Dow Jones Select Dividend Index Fund	$40	$55	$10	$2		$1		–	*	$–
iShares MSCI EAFE Small Cap Index Fund	17	19	–	1		–	*	–	*	–
PNC Advantage Institutional Money Market Fund	52	38	136	150		–	*	–		–
PNC International Equity Fund	194	219	3	14		3		2		–
PNC Large Cap Core Fund	465	529	5	23		5		3		–
PNC Small Cap Fund	109	114	8	16		–		4		1
PNC Bond Fund	52	75	22	–		1		–		–
PNC High Yield Bond Fund	9	12	3	–	*	–		–		–
	$938	$1,061	$187	$206		$10		$9		$1

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	Value of Affiliated Investments at 05/31/13 (000)	Value of Affiliated Investments at 05/31/14 (000)	Purchases (000)	Sales Proceeds (000)	Dividends from Affiliated Investments (000)		Realized Gain (Loss) on Affiliated Investments Sold (000)
Balanced Allocation Fund
iShares MSCI EAFE Value Index	$4,172	$5,073	$492	$292	$149		$73
iShares MSCI Emerging Markets Index Fund	2,349	2,085	264	598	48		47
iShares STOXX Europe 600 Banks DE	46	89	34	6	3		–	*
PNC Advantage Institutional Money Market Fund	4,918	3,741	14,645	15,822	2		–
	$11,485	$10,988	$15,435	$16,718	$202		$120
International Equity Fund
iShares MSCI EAFE Index Fund	$398	$–	$1,627	$2,101	$18		$85
iShares STOXX Europe 600 Banks DE	1,561	4,149	2,037	–	72		–
PNC Advantage Institutional Money Market Fund	47,477	47,842	223,698	223,333	15		–
	$49,436	$51,991	$227,362	$225,434	$105		$85
Large Cap Core Fund
PNC Advantage Institutional Money Market Fund	$749	$82	$7,754	$8,421	$–	*	$–
Large Cap Growth Fund
PNC Advantage Institutional Money Market Fund	$1,456	$1,293	$13,123	$13,287	$–	*	$–
Large Cap Value Fund
iShares Russell 1000 Value Fund	$127	$741	$1,232	$678	$5		$30
PNC Advantage Institutional Money Market Fund	40	137	15,145	15,048	1		–
	$167	$878	$16,377	$15,726	$6		$30
Mid Cap Fund
PNC Advantage Institutional Money Market Fund	$398	$849	$5,190	$4,739	$–	*	$–
Mid Cap Index Fund
PNC Advantage Institutional Money Market Fund	$–	$44	$3,097	$3,053	$–	*	$–
Multi-Factor Small Cap Core Fund
iShares Russell 2000 Index Fund	$352	$951	$5,623	$5,087	$6		$59
PNC Advantage Institutional Money Market Fund	1,995	956	16,207	17,246	–	*	–
	$2,347	$1,907	$21,830	$22,333	$6		$59
Multi-Factor Small Cap Growth Fund
iShares Russell 2000 Index Fund	$171	$–	$650	$864	$1		$49
PNC Advantage Institutional Money Market Fund	1,583	1,609	5,231	5,205	–	*	–
	$1,754	$1,609	$5,881	$6,069	$1		$49
Multi-Factor Small Cap Value Fund
PNC Advantage Institutional Money Market Fund	$881	$2,336	$7,139	$5,684	$–	*	$–
S&P 500 Index Fund
BlackRock	$298	$370	$91	$46	$8		$1
PNC Advantage Institutional Money Market Fund	1,968	1,324	48,533	49,177	1		–
PNC Financial Services Group	316	427	81	38	9		2
	$2,582	$2,121	$48,705	$49,261	$18		$3
Small Cap Fund
PNC Advantage Institutional Money Market Fund	$35,476	$59,664	$168,184	$143,996	$5		$–
Small Cap Index Fund
PNC Advantage Institutional Money Market Fund	$–	$46	$5,123	$5,077	–	*	$–
Bond Fund
PNC Advantage Institutional Money Market Fund	$6,243	$7,012	$72,703	$71,934	$3		$–
Government Mortgage Fund
PNC Advantage Institutional Money Market Fund	$1,285	$1,299	$24,155	$24,141	$–	*	$–
High Yield Bond Fund
PNC Advantage Institutional Money Market Fund	$840	$1,926	$22,970	$21,884	$1		$–

	Value of Affiliated Investments at 05/31/13 (000)	Value of Affiliated Investments at 05/31/14 (000)	Purchases (000)	Sales Proceeds (000)	Dividends from Affiliated Investments (000)	Realized Gain (Loss) on Affiliated Investments Sold (000)
Intermediate Bond Fund
PNC Advantage Institutional Money Market Fund	$5,013	$7,167	$99,053	$96,899	$3	$–
Limited Maturity Bond Fund
PNC Advantage Institutional Money Market Fund	$8,713	$6,594	$168,870	$170,989	$4	$–
Total Return Advantage Fund
PNC Advantage Institutional Money Market Fund	$9,268	$8,581	$51,130	$51,817	$3	$–
Ultra Short Bond Fund
PNC Advantage Institutional Money Market Fund	$6,706	$10,472	$343,520	$339,754	$6	$–

*Amount	represents less than $500.

Affiliated Money Market Funds

Pursuant to SEC rules, the Funds (in such cases, “investing funds”) may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs (see Note 9) to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds. Dividends received from such investments are reported as “Dividends from affiliated investments” in the Statements of Operations.

Details of affiliated holdings at May 31, 2014 are included in the respective Fund’s Schedule of Investments.

4. Custodian, Distribution/12b-1 Fees and Transfer Agent Fees

Custodian Fees

The Bank of New York Mellon, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. The Bank of New York Mellon also serves as Custodian for Advantage. The Custodian fees for the Trust (excluding the Target Date Funds) and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage and 0.001% of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage in excess of $10 billion. The Custodian fees are allocated to the Trust (excluding the Target Date Funds) and Advantage based on each Fund’s relative average daily net assets. The Bank of New York Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

For the Target Date Funds, The Bank of New York Mellon receives a base fee in addition to other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Distribution/12b-1 Fees

For its services to the Trust, the Underwriter, a wholly owned subsidiary of Foreside Financial Group, LLC, receives an annual fee payable directly by the Adviser.

The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1”). Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Board renewed a commitment whereby actual distribution fees for Class A Shares will be no more than the Distribution (12b-1) fees stated in the table below for Class A Shares of each Fund. This commitment continues through September 30, 2014, at which time the Board will consider whether to renew, revise or discontinue it.

The Trust also has adopted a distribution plan for Class C Shares of the Funds in accordance with Rule 12b-1. Pursuant to the Class C Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares. During low yield environments, a portion of these fees may be voluntarily waived in order to maintain a minimum yield for the Fund class.

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M a y  3 1 ,  2 0 1 4

For the fiscal year ended May 31, 2014, the 12b-1 fee accrual rates were as shown in the following table:

			Annual Rate
	Class A			Class C
Balanced Allocation Fund	0.040%			0.750%
International Equity Fund	0.050%			0.750%
Large Cap Core Fund	0.030%			0.750%
Large Cap Growth Fund	0.050%			0.750%
Large Cap Value Fund	0.050%			0.750%
Mid Cap Fund	0.030	%+, *		0.750%
Multi-Factor Small Cap Core Fund	0.030%			N/A
Multi-Factor Small Cap Growth Fund	0.030%			0.750%
Multi-Factor Small Cap Value Fund	0.030	%*		0.750%
S&P 500 Index Fund	0.000	%*		0.750%
Small Cap Fund	0.050%			0.750%
Bond Fund	0.030%			0.750%
Government Mortgage Fund	0.030%			0.750%
High Yield Bond Fund	0.010%			N/A
Intermediate Bond Fund	0.030%			0.750%
Limited Maturity Bond Fund	0.030%			0.750%
Total Return Advantage Fund	0.030%			0.750%
Ultra Short Bond Fund	0.030%			N/A
Intermediate Tax Exempt Bond Fund	0.030%			0.750%
Maryland Tax Exempt Bond Fund	0.030%			0.750%
Michigan Intermediate Municipal Bond Fund	0.010	%*		0.750%
Ohio Intermediate Tax Exempt Bond Fund	0.030%			0.750%
Pennsylvania Intermediate Municipal Bond Fund	0.010	%*		0.750%
Tax Exempt Limited Maturity Bond Fund	0.030%			N/A
+

The Underwriter voluntarily agreed to reduce 12b-1 fees to 0.030% for the Class A Shares of the Mid Cap Fund for the period October 8, 2012 to September 27, 2013. Prior to the voluntary reduction, the Board approved a 12b-1 fee for the Class A Shares of the Mid Cap Fund of up to 0.050%.

*

The Board approved a reduction in 12b-1 fees to 0.030%, 0.030%, 0.000%, 0.010% and 0.010% for the Class A Shares of the Mid Cap Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund, Michigan Intermediate Municipal Bond Fund and the Pennsylvania Intermediate Municipal Bond Fund, respectively, for the period September 27, 2013 to September 30, 2014. Prior to the reduction, the 12b-1 fee for the Class A Shares of the Class A Shares of the Multi-Factor Small Cap Value Fund, S&P 500 Index Fund, Michigan Intermediate Municipal Bond Fund and the Pennsylvania Intermediate Municipal Bond Fund were 0.040%, 0.005%, 0.020%, and 0.020%, respectively.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

5. Investments

During the fiscal year ended May 31, 2014, the cost of purchases and proceeds from sales of investments, maturities and paydowns, other than short-term investments, were:

	Cost of Purchases and
	Proceeds from Sales and Maturities		Cost of Purchases and
	of Long-Term Securities		Proceeds from Sales, Maturities and Paydowns
	(other than U.S. Government Obligations)		of Long-Term U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
	(000)	(000)	(000)	(000)
Retirement Income Fund	$ 13,072	$ 13,296	$ –	$ –
Target 2020 Fund	97	103	–	–
Target 2030 Fund	267	63	–	–
Target 2040 Fund	86	84	–	–
Target 2050 Fund	95	84	–	–
Balanced Allocation Fund	23,761	24,812	11,991	8,786
International Equity Fund	265,777	141,163	–	–
Large Cap Core Fund	18,681	27,274	–	–
Large Cap Growth Fund	45,813	60,455	–	–
Large Cap Value Fund	68,355	80,559	–	–
Mid Cap Fund	3,495	8,001	–	–
Mid Cap Index Fund	3,441	489	–	–
Multi-Factor Small Cap Core Fund	43,780	32,297	–	–
Multi-Factor Small Cap Growth Fund	27,150	28,875	–	–
Multi-Factor Small Cap Value Fund	27,103	30,023	–	–
S&P 500 Index Fund	41,941	27,651	–	–
Small Cap Fund	251,238	79,276	–	–
Small Cap Index Fund	5,164	210	–	–
Bond Fund	49,643	59,945	108,759	92,457
Government Mortgage Fund	1,013	31,673	999	5,880
High Yield Bond Fund	24,560	14,591	–	–
Intermediate Bond Fund	83,141	122,722	163,562	126,198
Limited Maturity Bond Fund	107,524	112,206	122,037	108,606
Total Return Advantage Fund	59,156	65,079	94,132	79,548
Ultra Short Bond Fund	149,803	190,884	263,031	196,702
Intermediate Tax Exempt Bond	25,827	68,631	–	–
Maryland Tax Exempt Bond	2,397	12,654	–	–
Michigan Intermediate Municipal Bond	1,860	7,777	–	–
Ohio Intermediate Tax Exempt Bond	7,181	24,672	–	–
Pennsylvania Intermediate Municipal Bond	1,380	11,327	–	–
Tax Exempt Limited Maturity Bond	73,905	70,703	–	–

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M a y  3 1 ,  2 0 1 4

6. Federal Income Taxes

Each Fund is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the fiscal year ended May 31, 2014 and for each Fund’s open tax years (years ended May 31, 2011 through May 31, 2013), with the exception of the Target Date Funds which commenced operations on October 1, 2012 and the Mid Cap Index Fund and Small Cap Index Fund which commenced operations on December 30, 2013, and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2014 and May 31, 2013 are shown in the following table.

	Tax-Exempt	Ordinary	Long-Term
	Income	Income	Capital Gain	Total
	(000)	(000)	(000)	(000)
Retirement Income Fund
2014	$–	$48	$–	$48
2013	–	10	4	14

Target 2020 Fund
2014	–	20	3	23
2013	–	11	2	13

Target 2030 Fund
2014	–	17	4	21
2013	–	10	1	11

Target 2040 Fund
2014	–	21	–	21
2013	–	9	–	9

Target 2050 Fund
2014	–	21	–	21
2013	–	10	–	10

Balanced Allocation Fund
2014	–	854	–	854
2013	–	811	–	811

International Equity Fund
2014	–	7,124	–	7,124
2013	–	3,024	–	3,024

Large Cap Core Fund
2014	–	258	–	258
2013	–	295	–	295

Large Cap Growth Fund
2014	–	343	–	343
2013	–	534	–	534

Large Cap Value Fund
2014	–	1,218	–	1,218
2013	–	1,680	–	1,680

	Tax-Exempt	Ordinary	Long-Term
	Income	Income	Capital Gain	Total
	(000)	(000)	(000)	(000)

Mid Cap Fund
2014	$–	$–	$–	$–
2013	–	222	–	222

Multi-Factor Small Cap Core Fund
2014	–	132	–	132
2013	–	156	–	156

Multi-Factor Small Cap Growth Fund
2014	–	31	–	31
2013	–	106	–	106

Multi-Factor Small Cap Value Fund
2014	–	362	–	362
2013	–	517	–	517

S&P 500 Index Fund
2014	–	2,462	–	2,462
2013	–	2,106	–	2,106

Small Cap Fund
2014	–	–	4,792	4,792

Bond Fund
2014	–	3,696	–	3,696
2013	–	4,332	3,317	7,649

Government Mortgage Fund
2014	–	2,201	–	2,201
2013	–	3,361	–	3,361

High Yield Bond Fund
2014	–	1,308	–	1,308
2013	–	827	128	955

Intermediate Bond Fund
2014	–	5,121	6,423	11,544
2013	–	7,979	7,394	15,373

Limited Maturity Bond Fund
2014	–	1,716	–	1,716
2013	–	2,676	–	2,676

Total Return Advantage Fund
2014	–	6,156	–	6,156
2013	–	7,250	–	7,250

Ultra Short Bond Fund
2014	–	1,477	–	1,477
2013	–	2,132	–	2,132

Intermediate Tax Exempt Bond Fund
2014	2,670	–	2,506	5,176
2013	3,494	–	1,159	4,653

Maryland Tax Exempt Bond Fund
2014	1,705	–	290	1,995
2013	1,940	20	510	2,470

Michigan Intermediate Municipal Bond Fund
2014	365	5	195	565
2013	435	14	191	640

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M a y  3 1 ,  2 0 1 4

	Tax-Exempt	Ordinary	Long-Term
	Income	Income	Capital Gain	Total
	(000)	(000)	(000)	(000)

Ohio Intermediate Tax Exempt Bond Fund
2014	$2,050	$49	$883	$2,982
2013	2,587	1	1,049	3,637

Pennsylvania Intermediate Municipal Bond Fund
2014	537	–	191	728
2013	791	1	291	1,083

Tax Exempt Limited Maturity Bond Fund
2014	2,118	–	329	2,447
2013	2,366	21	279	2,666

As of May 31, 2014, the components of total net assets on a tax basis were as follows:

	Paid-	Undistributed	Undistributed	Capital	Late-Year	Unrealized	Other
	in	Ordinary	Long-Term	Loss	Losses	Appreciation	Temporary	Total Net
	Capital	Income	Capital Gains	Carryforward	Deferred	(Depreciation)	Differences	Assets
	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Retirement Income Fund	$860	$166	$–	$–	$(8)	$89	$– *	$1,107
Target 2020 Fund	1,036	4	6	–	– *	110	– *	1,156
Target 2030 Fund	1,380	5	–	–	(3)	219	– *	1,601
Target 2040 Fund	1,030	3	–	–	(1)	227	– *	1,259
Target 2050 Fund	1,091	3	– *	–	– *	256	– *	1,350
Balanced Allocation Fund	63,036	148	–	(1,884)	–	7,324	(7)	68,617
International Equity Fund	546,712	8,311	–	(50,155)	–	102,394	(30)	607,232
Large Cap Core Fund	51,880	41	–	(31,266)	–	4,150	(1)	24,804
Large Cap Growth Fund	88,203	89	–	(36,217)	–	14,925	(6)	66,994
Large Cap Value Fund	196,806	234	–	(93,046)	–	21,563	(12)	125,545
Mid Cap Fund	74,527	–	–	(63,951)	–	2,008	(4)	12,580
Mid Cap Index Fund	3,000	46	1	–	–	71	–	3,118
Multi-Factor Small Cap Core Fund	34,720	–	–	(1,752)	(32)	6,137	(2)	39,071
Multi-Factor Small Cap Growth Fund	26,019	–	1,130	(1,347)	–	6,493	(3)	32,292
Multi-Factor Small Cap Value Fund	74,330	207	–	(52,505)	–	2,776	(1)	24,807
S&P 500 Index Fund	89,818	501	831	–	–	76,781	(10)	167,921
Small Cap Fund	339,343	–	9,349	(3,706)	–	109,870	(19)	454,837
Small Cap Index Fund	5,000	27	– *	–	–	(110)	– *	4,917

*Amount represents less than $500.

					Capital
	Paid-	Undistributed	Undistributed	Undistributed	Loss	Late-Year	Unrealized	Other	Total
	in-	Ordinary	Tax-Exempt	Long-Term	Carry-	Losses	Appreciation	Temporary	Net
	Capital	Income	Income	Capital Gain	forward	Deferred	(Depreciation)	Differences	Assets
	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)
Bond Fund	$174,694	$23	$–	$–	$(178)	$(150)	$3,567	$(16)	$177,940
Government Mortgage Fund	64,583	– *	–	–	(2,271)	(56)	1,546	(8)	63,794
High Yield Bond Fund	29,192	256	–	–	–	(39)	955	(27)	30,337
Intermediate Bond Fund	363,207	15	–	592	–	–	3,768	(29)	367,553
Limited Maturity Bond Fund	343,802	(35)	–	–	(2,936)	–	1,588	(24)	342,395
Total Return Advantage Fund	254,486	42	–	–	(5,050)	–	5,722	(19)	255,181
Ultra Short Bond Fund	440,981	32	–	–	(5,287)	(279)	199	(34)	435,612
Intermediate Tax Exempt Bond Fund	79,136	–	165	1,863	–	–	3,963	(10)	85,117
Maryland Tax Exempt Bond Fund	53,322	–	2	344	–	–	2,064	(4)	55,728
Michigan Intermediate Municipal Bond Fund	11,116	–	36	13	–	(14)	388	(2)	11,537
Ohio Intermediate Tax Exempt Bond Fund	58,500	–	(56)	747	–	–	3,432	(7)	62,616
Pennsylvania Intermediate Municipal Bond Fund	16,477	–	(30)	–	–	(14)	899	(2)	17,330
Tax Exempt Limited Maturity Bond Fund	142,482	–	(10)	–	(282)	–	3,088	(11)	145,267

*Amount represents less than $500.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP . These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, investments in partnerships, investments in royalty trusts, investments in Passive Foreign Investment Companies (“PFICs”), wash sales, market discount, paydowns, foreign currency translation and the expiration of capital loss carryforwards. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Target Date, Equity, Fixed Income and Tax Exempt Bond Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2014:

	Undistributed
	(Distributions in Excess of)	Accumulated
	Net Investment	Net Realized	Paid-in
	Income	Gains (Losses)	Capital
	(000)	(000)	(000)
Retirement Income Fund	$ (1)	$ 1	$ –
Target 2020 Fund	(1)	1	–
Target 2030 Fund	(2)	2	–
Target 2040 Fund	(2)	2	–
Target 2050 Fund	(2)	2	–
Balanced Allocation Fund	30	(30)	–	*
International Equity Fund	151	(151)	–
Large Cap Growth Fund	(22)	22	–
Large Cap Value Fund	(59)	59	–	*
Mid Cap Fund	41	–	(41)
Mid Cap Index Fund	– *	–	–	*
Multi-Factor Small Cap Core Fund	10	(10)	–	*
Multi-Factor Small Cap Growth Fund	83	31	(114)
Multi-Factor Small Cap Value Fund	(66)	67	(1)
Small Cap Fund	926	(829)	(97)
Small Cap Index Fund	– *	– *	–	*

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M a y  3 1 ,  2 0 1 4

	Undistributed
	(Distributions in Excess of)		Accumulated
	Net Investment		Net Realized	Paid-in
	Income		Gains (Losses)	Capital
	(000)		(000)	(000)
Bond Fund	$307		$(307)	$ –
Government Mortgage Fund	393		752	(1,145)
Intermediate Bond Fund	222		(222)	–
Limited Maturity Bond Fund	466		972	(1,438)
Total Return Advantage Fund	74		(74)	–
Ultra Short Bond Fund	755		854	(1,609)
Maryland Tax Exempt Bond Fund	–	*	– *	–
Michigan Intermediate Municipal Bond Fund	6		(6)	–*
Ohio Intermediate Tax Exempt Bond Fund	–	*	– *	–
Pennsylvania Intermediate Municipal Bond Fund	15		(9)	(6)
Tax Exempt Limited Maturity Bond Fund	–	*	– *	–

*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2014, capital loss carryforwards that were utilized to offset capital gains were as follows:

Fund	(000)
Balanced Allocation Fund	$ 4,872
International Equity Fund	28,078
Large Cap Core Fund	3,979
Large Cap Growth Fund	11,987
Large Cap Value Fund	9,949
Mid Cap Fund	804
Multi-Factor Small Cap Core Fund	4,997
Multi-Factor Small Cap Growth Fund	4,561
Multi-Factor Small Cap Value Fund	5,268
S&P 500 Index Fund	1,230
Small Cap Fund	1,577
Limited Maturity Bond Fund	393
Total Return Advantage Fund	857

At May 31, 2014, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2015	2016	2017	2018	2019	Indefinite	Total
Balanced Allocation Fund	$–	$–	$–	$1,884	$–	$–	$1,884
International Equity Fund(1)			36,918	13,237		–	50,155
Large Cap Core Fund	–	3,386	–	27,880	–	–	31,266
Large Cap Growth Fund	–	–	–	36,217	–	–	36,217
Large Cap Value Fund	–	–	48,896	44,150	–	–	93,046
Mid Cap Fund	–	–	40,981	20,694	–	2,276	63,951
Multi-Factor Small Cap Core Fund	–	–	–	1,752	–	–	1,752
Multi-Factor Small Cap Growth Fund(2)	–	–	1,347	–	–	–	1,347
Multi-Factor Small Cap Value Fund	–	–	28,177	24,328	–	–	52,505
Small Cap Fund(1)	–	–	3,706	–	–	–	3,706
Bond Fund	–	–	–	–	–	178	178
Government Mortgage Fund	2,137	–	–	61	–	73	2,271
Limited Maturity Bond Fund	2,712	–	224	–	–	–	2,936
Total Return Advantage Fund	–	–	–	5,050	–	–	5,050
Ultra Short Bond Fund	784	–	–	–	1,002	3,501	5,287
Tax Exempt Limited Maturity Bond Fund	–	–	–	–	–	282	282

(1)	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with its respective PNC Fund on February 1, 2010.
(2)	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with the Allegiant Multi-Factor Mid Cap Growth on July 24, 2009.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

7. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Target Date, Equity, Fixed Income and Tax Exempt Bond Funds.

	Class I
	Year	Period
	Ended	Ended
	05/31/14	5/31/13
Retirement Income Fund*
Shares issued	1,079	100
Shares reinvested	2	1
Shares redeemed	(1,079)	–
Net increase	2	101

Target 2020 Fund*
Shares issued	–	100
Shares reinvested	2	1
Net increase	2	101

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 4

	Class I
	Year	Period
	Ended	Ended
	05/31/14	5/31/13
Target 2030 Fund*
Shares issued	20	112
Shares reinvested	2	1
Net increase	22	113

Target 2040 Fund*
Shares issued	–	100
Shares reinvested	2	1
Net increase	2	101

Target 2050 Fund*
Shares issued	1	106
Shares reinvested	2	1
Net increase	3	107

	Class I		Class A		Class C		Class R4	Class R5
	Year	Year	Year	Year	Year	Year	Period	Period
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	05/31/14	5/31/13	05/31/14	5/31/13	05/31/14	5/31/13	5/31/14	5/31/14
Balanced Allocation Fund
Shares issued	487	204	59	50	2	6	N/A	N/A
Shares reinvested	58	59	8	10	–	–	N/A	N/A
Shares redeemed	(460)	(443)	(129)	(181)	(12)	(12)	N/A	N/A
Net increase (decrease)	85	(180)	(62)	(121)	(10)	(6)	N/A	N/A

International Equity Fund
Shares issued	8,980	1,845	224	12	68	–	N/A	N/A
Share reinvested	209	107	6	3	–	–	N/A	N/A
Shares redeemed	(2,332)	(3,117)	(66)	(95)	(5)	(4)	N/A	N/A
Net increase (decrease)	6,857	(1,165)	164	(80)	63	(4)	N/A	N/A

Large Cap Core Fund
Shares issued	151	849	4	11	1	1	N/A	N/A
Shares reinvested	14	16	1	2	–	–	N/A	N/A
Shares redeemed	(787)	(449)	(33)	(44)	–	(4)	N/A	N/A
Net increase (decrease)	(622)	416	(28)	(31)	1	(3)	N/A	N/A

2741

	Class I		Class A		Class C		Class R4	Class R5
	Year	Year	Year	Year	Year	Year	Period	Period
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	05/31/14	5/31/13	05/31/14	5/31/13	05/31/14	5/31/13	5/31/14	5/31/14
Large Cap Growth Fund
Shares issued	45	146	10	5	–	–	N/A	N/A
Shares reinvested	7	14	2	3	–	–	N/A	N/A
Shares redeemed	(649)	(695)	(85)	(123)	(2)	–	N/A	N/A
Net decrease	(597)	(535)	(73)	(115)	(2)	–	N/A	N/A

Large Cap Value Fund
Shares issued	211	299	7	9	2	1	N/A	N/A
Shares reinvested	35	53	10	16	–	–	N/A	N/A
Shares redeemed	(712)	(2,499)	(199)	(246)	(2)	(1)	N/A	N/A
Net decrease	(466)	(2,147)	(182)	(221)	–	–	N/A	N/A

Mid Cap Fund
Shares issued	31	145	27	28	4	4	N/A	N/A
Shares reinvested	–	4	–	9	–	–	N/A	N/A
Shares redeemed	(172)	(2,297)	(160)	(321)	(12)	(65)	N/A	N/A
Net decrease	(141)	(2,148)	(133)	(284)	(8)	(61)	N/A	N/A

Mid Cap Index Fund(1)
Shares issued	300	–	N/A	N/A	N/A	N/A	–*	–
Net increase	300	–	–	–	–	–	–*	–

Multi-Factor Small Cap Core Fund
Shares issued	742	36	328	156	N/A	N/A	N/A	N/A
Shares reinvested	6	12	–	–	N/A	N/A	N/A	N/A
Shares redeemed	(281)	(124)	(169)	(9)	N/A	N/A	N/A	N/A
Net increase (decrease)	467	(76)	159	147	N/A	N/A	N/A	N/A

Multi-Factor Small Cap Growth Fund
Shares issued	187	71	16	15	5	–	N/A	N/A
Shares reinvested	1	3	–	4	–	–	N/A	N/A
Shares redeemed	(112)	(327)	(173)	(203)	(1)	(1)	N/A	N/A
Net increase (decrease)	76	(253)	(157)	(184)	4	(1)	N/A	N/A

Multi-Factor Small Cap Value Fund
Shares issued	150	71	143	87	19	8	N/A	N/A
Shares reinvested	6	12	11	23	1	2	N/A	N/A
Shares redeemed	(168)	(342)	(285)	(313)	(12)	(21)	N/A	N/A
Net increase (decrease)	(12)	(259)	(131)	(203)	8	(11)	N/A	N/A

S&P 500 Index Fund(2)
Shares issued	2,993	864	328	423	418	378	–*	–*
Shares reinvested	129	122	22	31	7	2	–	–
Shares redeemed	(1,685)	(1,912)	(927)	(619)	(199)	(40)	–	–
Net increase (decrease)	1,437	(926)	(577)	(165)	226	340	–*	–*

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 4

	Class I		Class A		Class C		Class R4		Class R5
	Year	Year	Year	Year	Year	Year	Period		Period
	Ended	Ended	Ended	Ended	Ended	Ended	Ended		Ended
	05/31/14	5/31/13	05/31/14	5/31/13	05/31/14	5/31/13	5/31/14		5/31/14
Small Cap Fund
Shares issued	10,243	3,235	2,827	1,355	689	303	N/A		N/A
Shares exchanged	–	–	–	–	–	–	N/A		N/A
Shares reinvested	133	–	26	–	6	–	N/A		N/A
Shares redeemed	(3,346)	(3,350)	(1,084)	(194)	(62)	(24)	N/A		N/A
Net increase (decrease)	7,030	(115)	1,769	1,161	633	279	N/A		N/A

Small Cap Index Fund(1)
Shares issued	500	N/A	N/A	N/A	N/A	N/A	–	*	–
Shares redeemed	–	N/A	N/A	N/A	N/A	N/A	–		–
Net increase	500	N/A	N/A	N/A	N/A	N/A	–	*	–

* Amount represents less than $500.

(1) Commenced operations on December 30, 2013.

(2) Class R4 and Class R5 commenced operations on December 30, 2013.

	Class I		Class A		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	05/31/14	5/31/13	05/31/14	5/31/13	05/31/14	5/31/13
Bond Fund
Shares issued	5,305	3,446	7	31	11	6
Shares reinvested	225	389	5	10	–	1
Shares redeemed	(7,443)	(2,317)	(41)	(79)	(9)	(9)
Net increase (decrease)	(1,913)	1,518	(29)	(38)	2	(2)

Government Mortgage Fund
Shares issued	193	4,591	468	259	6	62
Shares reinvested	78	113	13	21	1	2
Shares redeemed	(4,101)	(4,449)	(219)	(595)	(143)	(155)
Net increase (decrease)	(3,830)	255	262	(315)	(136)	(91)

High Yield Bond Fund
Shares issued	2,057	885	25	10	N/A	N/A
Shares reinvested	110	91	2	3	N/A	N/A
Shares redeemed	(670)	(119)	(12)	(13)	N/A	N/A
Net increase	1,497	857	15	–	N/A	N/A

Intermediate Bond Fund
Shares issued	6,713	3,882	25	14	1	60
Shares reinvested	711	831	11	16	1	1
Shares redeemed	(8,375)	(5,663)	(79)	(85)	(54)	(38)
Net increase (decrease)	(951)	(950)	(43)	(55)	(52)	23

Limited Maturity Bond Fund
Shares issued	16,601	9,803	2	17	2	6
Shares reinvested	109	156	1	2	–	–
Shares redeemed	(15,331)	(11,314)	(66)	(135)	(44)	(67)
Net increase (decrease)	1,379	(1,355)	(63)	(116)	(42)	(61)

	Class I		Class A		Class C
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	05/31/14	5/31/13	05/31/14	5/31/13	05/31/14	5/31/13
Total Return Advantage Fund
Shares issued	4,289	4,100	11	31	31	37
Shares reinvested	121	152	7	9	–	–
Shares redeemed	(6,076)	(4,035)	(94)	(90)	(25)	(6)
Net increase (decrease)	(1,666)	217	(76)	(50)	6	31

Ultra Short Bond Fund
Shares issued	41,177	28,754	18	26	N/A	N/A
Shares reinvested	57	86	–	1	N/A	N/A
Shares redeemed	(38,335)	(42,530)	(163)	(226)	N/A	N/A
Net increase (decrease)	2,899	(13,690)	(145)	(199)	N/A	N/A

Intermediate Tax Exempt Bond Fund
Shares issued	685	1,627	108	4	13	30
Shares reinvested	42	23	12	6	1	1
Shares redeemed	(5,021)	(2,482)	(138)	(98)	(31)	(27)
Net increase (decrease)	(4,294)	(832)	(18)	(88)	(17)	4

Maryland Tax Exempt Bond Fund
Shares issued	90	286	–	–	N/A	5
Shares reinvested	10	14	–	1	N/A	–
Shares redeemed	(1,002)	(755)	(10)	(13)	N/A	–
Net increase (decrease)	(902)	(455)	(10)	(12)	N/A	5

Michigan Intermediate Municipal Bond Fund
Shares issued	6	156	2	12	N/A	7
Shares reinvested	5	5	18	17	N/A	–
Shares redeemed	(593)	(198)	(69)	(63)	N/A	(3)
Net increase (decrease)	(582)	(37)	(49)	(34)	N/A	4

Ohio Intermediate Tax Exempt Bond Fund
Shares issued	126	387	1	6	1	4
Shares reinvested	16	17	17	191		1
Shares redeemed	(1,712)	(807)	(119)	(119)	(16)	(10)
Net decrease	(1,570)	(403)	(101)	(94)	(14)	(5)

Pennsylvania Intermediate Municipal Bond Fund
Shares issued	121	159	–	29	9	–
Shares reinvested	3	6	7	8	2	2
Shares redeemed	(907)	(583)	(57)	(64)	(16)	(24)
Net decrease	(783)	(418)	(50)	(27)	(5)	(22)

Tax Exempt Limited Maturity Municipal Bond Fund
Shares issued	3,898	5,146	–	2	N/A	–
Shares reinvested	31	37	1	1	N/A	–
Shares redeemed	(3,980)	(4,542)	(8)	(1)	N/A	(1)
Net increase (decrease)	(51)	641	(7)	2	N/A	(1)

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 4

8. Market and Credit Risk

An investment in a Fund is subject to a number of risks. Below is a discussion of some, but not all, of the risks of investing in the Funds. Please see the relevant Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

Some countries in which certain of the Target Date, Equity and Fixed Income Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited.

A significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

Each Target Date Fund, Balanced Allocation Fund and each Fixed Income Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Target Date, Equity, Fixed Income and Tax Exempt Bond Fund may invest up to 15% of its net assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

Maryland Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. Intermediate Tax Exempt Bond follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by Tax Exempt Bond Funds.

The repayment of certain municipal obligations may be insured by third parties. Although bond insurance reduces the risk of loss due to default by a municipal issuer, insured bonds remain subject to the risk that their market values may fluctuate for other reasons and there is no assurance that the insurance provider will meet its obligations. Insured securities have been identified in the Schedules of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Tax Exempt Bond Funds.

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity.

9. Securities Lending

To generate additional income, the Target Date Funds, Equity Funds and Fixed Income Funds (the “Lending Funds”) may lend their securities pursuant to a securities lending agency agreement (“Lending Agreement”). The Lending Funds may lend their securities pursuant to a Lending Agreement with Brown Brothers Harriman & Co. (“BBH”), the securities lending agent. The Lending Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash as collateral equal at all times to at least 102% of the market value plus accrued interest of the domestic securities loaned and 105% of the market value plus accrued interest on the international securities loaned. The Lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The Lending Funds receive 80% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by the securities lending agent.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to the Reorganization, certain portfolios of the Acquired Funds participated in a securities lending program whereby portfolio securities were lent to approved brokers, dealers, or other financial institutions to earn additional income. Cash collateral received in connection with securities lending was invested in a joint collateral account for all portfolios of the Acquired Funds that participated in the securities lending program and was typically invested in certain high quality, liquid securities. For a period of time, the collateral account held a security which was being fair-valued in accordance with Board approved procedures at a value less than the value of collateral owed back to borrowers. The security was eventually exchanged for its underlying collateral which was then sold at a loss. A payment was made by the Adviser to partially offset the loss.

10. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

11. Contributions of Capital by Affiliate

On October 8, 2013, payments were voluntarily made by PNC Bank, N.A. (“PNC”), an affiliate of the Adviser, to certain Funds (the “Payee Funds”). These payments represent a reimbursement of shareholder services fees borne in prior periods by Class A shares and Class C shares of the Payee Funds. These amounts represent capital and are included as “Contribution of capital by affiliate” in the Payee Funds’ Statements of Changes in Net Assets.

12. Expense Reimbursement from Underwriter

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares of certain Funds (the “Payee Funds”). This reimbursement, which was paid on June 12, 2014, represents shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and C shareholders. These amounts are included as “Receivable from Underwriter” and “Expense reimbursement from Underwriter” in the respective Payee Funds’ Statement of Assets and Liabilities and Statement of Operations, respectively.

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (the “FASB”) issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

14. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. There were no material subsequent events identified which required adjustment to, or additional disclosure in, the financial statements.

T R U S T E E S  R E V I E W  A N D  A P P R O V A L  O F  A D V I S O R Y    A G R E E M E N T

( U n a u d i t e d )

At a meeting held on December 10, 2013, the Trustees of PNC Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”)), met in person to consider a proposed Advisory Agreement (the “Advisory Agreement”) between the Trust, in respect of PNC Mid Cap Index Fund and PNC Small Cap Index Fund (collectively, the “New Index Funds”), and PNC Capital Advisors, LLC (the “Adviser”).

In connection with that meeting, the Trustees received and reviewed comprehensive written materials prepared by the Adviser regarding the proposed New Index Funds, including their proposed contractual arrangements. These materials included information regarding the nature of the advisory services proposed to be provided by the Adviser, including the experience of the proposed portfolio management personnel; the performance of the Adviser in managing other accounts that follow a strategy of seeking to approximate the performance of an index; the fees and estimated expenses of the New Index Funds, including proposed expense limitation arrangements; the advisory fees and expense ratios of certain mutual funds with investment objectives and strategies similar to those proposed for the New Index Funds; other benefits that would inure to the Adviser due to the Adviser’s relationship with the New Index Funds. The Trustees also considered materials pertaining to a number of other factors, including the Adviser’s expected profitability with respect to the New Index Funds during the initial term of the Advisory Agreement and the potential for the Adviser to achieve economies of scale in managing the New Index Funds beyond the economies of scale reflected in the proposed advisory fees. The Trustees also considered information relevant to the Adviser’s services, capabilities and operations that they previously received in connection with their duties as Trustees of the other PNC Funds and PNC Advantage Funds, including information regarding the Adviser’s practices with respect to the allocation of brokerage and the potential benefits that may inure to the Adviser as a result.

Throughout their deliberations, the Trustees were advised by their independent counsel. The Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Based on this review, the Trustees concluded that the Adviser had the capabilities, resources and personnel necessary to act as the investment adviser to the New Index Funds. Based on their evaluation of all material factors, including those described above, the Trustees concluded that the terms of the Advisory Agreement were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of the New Index Funds.

P N C  F u n d s

N O T I C E  T O   S H A R E H O L D E R S

( U n a u d i t e d )

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2014 income tax purposes will be sent to them in early 2015. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2014 tax year end, please consult your tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
Target 2020 Fund	$6
Target 2030 Fund	4
Target 2040 Fund	1
Mid Cap Index Fund	1
Multi-Factor Small Cap Growth Fund	1,130
S&P 500 Index Fund	831
Small Cap Fund	14,142
Intermediate Bond Fund	6,423
Intermediate Tax Exempt Bond Fund	2,846
Maryland Tax Exempt Bond Fund	344
Michigan Intermediate Municipal Bond Fund	195
Ohio Intermediate Tax Exempt Bond Fund	1,507
Pennsylvania Intermediate Municipal Bond Fund	191
Tax-Exempt Limited Maturity Bond Fund	328

Of the dividends paid by the following Target Date and Equity Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund
Retirement Income Fund	11.45%
Target 2020 Fund	17.74%
Target 2030 Fund	35.63%
Target 2040 Fund	32.34%
Target 2050 Fund	46.73%
Balanced Allocation Fund	52.11%
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	81.48%
Multi-Factor Small Cap Growth Fund	100.00%
Multi-Factor Small Cap Value Fund	52.03%
S&P 500 Index Fund	100.00%

If a Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by International Equity Fund from sources within foreign countries and possessions of the

United States is $0.538 per share (representing a total of $12,169 (000)). The total amount of taxes paid to such countries is $0.021 per share (representing a total of $471 (000)).

Of the dividends paid by each Target Date and Equity Fund, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

Name of Fund
Retirement Income Fund	7.91%
Target 2020 Fund	25.06%
Target 2030 Fund	52.31%
Target 2040 Fund	48.74%
Target 2050 Fund	54.66%
Balanced Allocation Fund	69.94%
International Equity Fund	93.30%
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	88.70%
Multi-Factor Small Cap Growth Fund	100.00%
Multi-Factor Small Cap Value Fund	59.20%
S&P 500 Index Fund	100.00%

Of the dividends paid from net investment income, excluding short term capital gains, by each of the Tax Exempt Bond Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Intermediate Tax Exempt Bond Fund	51.59%
Maryland Tax Exempt Bond Fund	85.46%
Michigan Intermediate Municipal Bond Fund	64.68%
Ohio Intermediate Tax Exempt Bond Fund	68.75%
Pennsylvania Intermediate Municipal Bond Fund	72.95%
Tax-Exempt Limited Maturity Bond Fund	86.58%

P N C  F u n d s

N O T I C E  T O   S H A R E H O L D E R S

( U n a u d i t e d )

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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P N C  Fu n d s

P N C  F U N D S  N O T I C E  O F  P R I V A C Y  P O L I C Y  &  P R A C T I C E S

( U n a u d i t e d )

The funds recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

—	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

—	Account History. including information about the transactions and balances in a customer’s accounts; and

—	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

—	As Authorized – if you request or authorize the disclosure of the information.

—	As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

—	Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

—	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

—	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-622-3863 for PNC Funds.

(1)For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’ shares.

(2)The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

P.O. Box 9795
Providence, RI 02940-9795

PRESORTED STANDARD
U.S. POSTAGE
PAID
BNY MELLON

INVESTMENT ADVISER:

PNC Capital Advisors, LLC
One East Pratt Street
Baltimore, MD 21202

PNC FUNDS

AR-001-0614

PNC MONEY MARKET FUNDS ANNUAL REPORT	T A B L E O F C O N T E N T S

	Letter to Shareholders	1
	Abbreviations and Definitions for Schedules of Investments and Financial Statements	5

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money
Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

OTHER PNC FUNDS

TARGET DATE FUNDS

Retirement Income Fund

Target 2020 Fund

Target 2030 Fund

Target 2040 Fund

Target 2050 Fund

EQUITY FUNDS

Balanced Allocation Fund

International Equity Fund

Large Cap Core Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Fund

Mid Cap Index Fund

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500 Index Fund

Small Cap Fund

Small Cap Index Fund

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

High Yield Bond Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Maryland Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

Tax Exempt Limited Maturity Bond Fund

	Summary of Portfolio Holdings	6
	Expense Tables	7
	Trustees and Officers of the Trust	9
	Report of Independent Registered Public Accounting Firm	11

		Financial Highlights	Schedule of Investments
	Government Money Market Fund	12	18
	Money Market Fund	13	21
	Ohio Municipal Money Market Fund	14	26
	Pennsylvania Tax Exempt Money Market Fund	15	28
	Tax Exempt Money Market Fund	16	30
	Treasury Money Market Fund	17	35
	Statements of Assets and Liabilities		38
	Statements of Operations		42
	Statements of Changes in Net Assets		44
	Notes to Financial Statements		46
	Notice to Shareholders		54

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Money Market Funds (individually, a “Fund”, collectively, the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

		NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by PNC Funds Distributor, LLC (the “Underwriter”), Three Canal Plaza, Suite 100, Portland, ME 04101. The Underwriter is not affiliated with PCA and is not a bank.

©2014 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

P N C M o n e y M a r k e t F u n d s L E T T E R T O S H A R E H O L D E R S

Dear Shareholders:

We are pleased to present this annual report for the PNC Money Market Funds for the 12 months ended May 31, 2014 (the “annual period”).

Please note that Kevin McCreadie, formerly President and Chief Investment Officer of PNC Capital Advisors, LLC and President of PNC Funds, announced his resignation from the firm effective May 23, 2014. We thank Kevin for his 12 years of leadership and contributions to the firm and wish him well. Mark McGlone assumed responsibility for PNC Capital Advisors, LLC and serves as the firm’s President and Chief Investment Officer. Mark has been with PNC Capital Advisors, LLC and its predecessor for more than 30 years in a variety of investment management and leadership roles and most recently served as the firm’s Chief Risk Officer. Jennifer E. Spratley was appointed as President of PNC Funds by the Board of Trustees of PNC Funds. Jennifer previously served as Vice President of PNC Funds. She has over twenty years of experience in the investment company industry and currently leads the fund administration team at PNC Capital Advisors, LLC.

We continue to believe that by offering the opportunity to diversify your investments among an array of money market, taxable and tax-exempt fixed income, equity and retirement-oriented mutual funds, PNC Capital Advisors, LLC may help you and/or your adviser fulfill your individual asset allocation objectives.

Before reviewing the financial statements and schedules of investments of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the economy and the money markets over the annual period.

Economic Review

Global Gross Domestic Product (“GDP”) growth was generally sluggish during the annual period, but also uneven. European countries have seen accelerating economic activity as they move out of recession, while economic growth in the emerging markets softened. In the U.S., consumer spending and private investment increased, albeit slowly, while government spending actually contracted in a stark difference between the current and former recoveries. From a growth rate of 1.8% in the first quarter of 2013, U.S. real GDP bounced to a growth rate of 2.5% in the second quarter of 2013 to 3.6% in the third quarter of 2013 and then back to 2.6% in the fourth quarter of 2013. U.S. economic growth hit a soft patch during the first quarter of 2014, with GDP actually declining at an annualized rate of -1.0%, with many attributing the slowdown to harsh winter weather across much of the country.

As the annual period began in June 2013, data signaled that the U.S. economy remained on a moderate growth path, buoyed by the housing and labor markets. Such data drove widespread speculation that tapering by the Federal Reserve (the “Fed”) might begin sooner than expected. Then-Fed Chair Ben Bernanke had first hinted at monetary policy tightening in mid-May 2013. In June, he suggested the Fed might begin reducing its asset purchases via its quantitative easing program with an eye to ending the program in mid-2014 depending on sufficient economic data improvement.

During the third quarter of 2013, the U.S. economy maintained its moderate growth, led by solid performance from the housing and auto segments. U.S. manufacturing also rebounded, and service sector activity expanded at its fastest pace in almost eight years. The unemployment rate declined partially due to a decrease in the labor force participation rate, and consumer confidence fell to a

“...the U.S. economy remained on a moderate growth path...” Commentary provided by PNC Capital Advisors, LLC as of July 25, 2014

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“...a rate hike may come sooner than markets anticipated, possibly in mid- 2015.” Commentary provided by PNC Capital Advisors, LLC as of July 25, 2014 four-month low in September, as geopolitical uncertainties and the impending budget battle in the U.S. Congress remained concerns. In a surprise move in mid-September, the Fed decided to keep its level of asset purchases unchanged, citing both an economy that was not expanding as fast as it had hoped as well as fiscal constraints such as sequestration spending cuts and the debt ceiling debate as potential headwinds to growth. Bernanke emphasized that the Fed would await further evidence of a sustainable economic recovery before tapering.

At the beginning of the fourth quarter of 2013, a political stalemate over U.S. federal government funding led to a 16-day partial federal government shutdown, ending with a last-minute deal and a narrow avoidance of a U.S. default. Also in October 2013, Janet Yellen was nominated to succeed Bernanke as Fed Chair beginning January 31, 2014. By December 2013, economic data appeared to be improving and that month the Fed announced that starting in January 2014, it would reduce its quantitative easing program’s monthly asset purchases from $85 billion to $75 billion. To mitigate the market impact of the taper announcement, the Fed reiterated its bias to keep rates low throughout the economic recovery.

While U.S. economic data disappointed in the first months of 2014, the Fed reduced its monthly asset purchases by $10 billion in each of the first five months of 2014, as it believed the U.S. economy appeared poised for stronger economic growth. Also, the Fed’s March 2014 policy announcements suggested a rate hike may come sooner than markets anticipated, possibly in mid-2015, and at the same time, dropped language regarding both the 6.5% unemployment rate and the 2.5% projected rate of inflation as its thresholds for rate hikes, as future decisions appear to be moving to a more qualitative-based assessment.

Money Markets

Yields in the taxable and tax-exempt money markets remained extremely low throughout the annual period. In June 2013, markets were focused on U.S. economic data as a key determinant of the Fed policy outlook, and the stronger than expected payroll data reinforced expectations the Fed would start reducing its quantitative easing measures during 2013. Late in June, volatility picked up in the money markets, largely as a result of quarter-end balance sheet pressures. In July, the financial markets appeared to have settled on a consensus view that Fed tapering was likely to begin in September 2013, which helped stabilize interest rate volatility for a portion of the month. However, debate over Fed Chair Bernanke’s successor introduced new concerns around future Fed policy and drove a month-end increase in intermediate-term and longer-term interest rates. In contrast, repurchase agreement, or repo, rates remained low throughout the month. Yields on short-term U.S. Treasury bills remained relatively stable as a result of abundant liquidity.

In August 2013, a special presentation on the Fed’s long-term planning for policy implementation was of particular relevance to money market investors. The presentation included a discussion on a “fixed-rate, full-allotment overnight reverse repurchase agreement facility as an additional tool for managing money market rates.” This facility would provide the Fed with another tool to manage short-term interest rates and monetary policy.

In September 2013, the Fed’s surprise announcement that it would not yet begin to taper its quantitative easing program led to a rally in U.S. Treasury yields, capping a quarter during which money market funds brought in $92.3 billion compared with $11.1 billion for long-term mutual funds. However, just ahead of a critical deadline to raise the U.S. debt ceiling, money market fund assets recorded

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L E T T E R    T O    S H A R E H O L D E R S

their largest one-week decline since August 2011, as investors pulled $43 billion out on fear of a possible U.S. government default. Without a debt ceiling increase, the government would have faced a default, possibly including default on some of those short-term U.S. Treasuries and other government securities held in money market funds. Late on October 16, 2013, the U.S. Congress announced a deal to prevent the U.S. from defaulting and to end the government shutdown. Shareholder flows and yield volatility quieted in November. The most significant development in November 2013, however, was the U.S. Treasury’s announcement that it would conduct its first auction of floating-rate notes (“FRNs”) on January 29, 2014. This is a notable event because it is the U.S. Treasury’s first new capital market product in 17 years. The FRNs have a maturity of two years and an interest rate that resets daily based on the most recent 13-week Treasury bill auction rate plus or minus a spread that is set at the auction. As expected, the major buyers of FRNs are money market mutual funds.

The Fed announced in December 2013 that it would take its first step in winding down its asset purchases, or tapering its quantitative easing program, in January 2014. The initial reduction would be $10 billion per month, split between U.S.Treasury securities and mortgage-backed securities. The Fed also announced changes to its reverse repurchase agreement facility (“RRF”), raising the allotment limit and reducing the rate paid. Through the RRF, the Fed lends U.S. Treasury securities to counterparties, such as dealers, money market funds and government-sponsored entities, in exchange for cash. The RRF is intended to assist in setting a floor under short-term interest rates after years of near-zero Fed policy rates and quantitative easing. Most importantly for short-term interest rates, the Fed extended the RRF until January 30, 2015 and raised the maximum allotment per counterparty yet again.

There were also a number of significant developments on the money market reform front during the annual period. On June 5, 2013, the Securities and Exchange Commission (“SEC”) unanimously voted to release for public comment two primary proposals for amendments, or “alternative proposals,” to Rule 2a-7 of the Investment Company Act of 1940, which regulates open-end money market mutual funds.

Following the 90-day comment period, which ended on September 17, 2013, the SEC began reviewing comments received and determining whether the proposed regulations should be adopted, revised or rejected (the “Review Period”). At the end of October 2013, several asset management firms jointly submitted a comment letter to the SEC proposing an alternative approach to the definition of a retail money market fund. In March 2014, the SEC’s Division of Economic Risk and Analysis published and sought public comment on the results of four money market mutual fund reform-related studies it had completed. After much anticipation by the industry, on July 23, 2014, the SEC Commissioners approved final amendments to Rule 2a-7. In summary, the SEC adopted rule amendments that will (1) require institutional prime and institutional tax-exempt money market funds to “float” their net asset value, rather than the current $1.00 stable share price, (2) permit prime and tax-exempt money market funds to charge a liquidity fee of up to 2% on all redemptions if the seven-day liquidity buffer falls below 30% of total assets and (3) enhance transparency, diversification and stress testing requirements for money market funds. The 2014 reforms are intended to further strengthen money market mutual funds and enhance their transparency. The amendments themselves have no deliberate immediate impact on how money market funds operate as the compliance date for the most significant changes is not for another two years. PNC Capital Advisors, LLC and PNC Funds are evaluating the impact of the new rules on our current money market fund offering. As we approach the compliance deadlines mentioned above, we will provide additional updates. In the meantime, we will continue to manage the funds using our cash management philosophy that places the utmost importance on capital preservation, liquidity, and transparency for our clients.

Our View Ahead

In our view, global economic growth is likely to accelerate during the second half of 2014, though with moderate declines in Europe and questionable growth rates among the emerging markets. With a focus on the U.S., we expect real GDP growth to increase from 1.9% in 2013 to a range between 2.0% to 2.5% for the calendar year 2014, especially should unemployment continue to decline as we anticipate and inflationary pressures remain tame. With an improving economy, we expect U.S. monetary policy to shift from highly accommodative to more moderately accommodative. As mentioned earlier, the tapering of the Fed’s quantitative easing program has been underway since January 2014, and we anticipate the gradual monthly tapering to continue through the next few months. That said, we expect short-term interest rates to remain near zero through at least the remainder of the calendar year. Indeed, after temporarily unsettling the markets in March 2014 by hinting the Fed may increase interest rates sooner than previously anticipated, Chair Janet Yellen subsequently appeared to go out of her way to re-emphasize the Fed’s commitment to keep short-term interest rates low. We further expect the reduced federal

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“...we expect short-term interest rates to remain near zero through at least the remainder of the calendar year.”

fiscal drag compared to one year prior to buoy an acceleration in U.S. economic growth, while broad-based gains in consumer spending, residential investment and business investment, if realized, could provide additional support.

Certainly, headwinds remain, both domestically and abroad, including potential weather-related drag, seemingly stalled housing activity, struggling economic reforms in Japan, credit bubble concerns in China and ongoing geopolitical turmoil in several regions. However, we maintain that reaccelerating economic growth, especially in the U.S. and Europe, should support corporate earnings.

In the money markets, we believe that the relative safety, diversification and liquidity offered by money market funds are further strengthened by the recently announced reforms and will ensure that they continue to play a key role in investors’ portfolios.

We thank you for being a part of the PNC Money Market Funds and for maintaining a long-term perspective as a basic tenet of your investment approach. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

	Mark McGlone President and Chief Investment Officer PNC Capital Advisors, LLC	Jennifer E. Spratley President PNC Funds

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

Commentary provided by PNC Capital Advisors, LLC as of July 25, 2014

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A B B R E V I A T I O N S    A N D    D E F I N I T I O N S    F O R    S C H E D U L E S    O F    I N V E S T M E N T S

    A N D    F I N A N C I A L    S T A T E M E N T S

Schedules of Investments:

AGM — Assured Guaranty Municipal Corporation

BAN — Bond Anticipation Note

Cl — Class

DD — Delayed Delivery Transaction. Assets have been segregated by PNC Ohio Municipal Money Market Fund and PNC Tax Exempt Money Market Fund as collateral for delayed-delivery transactions.

DN — Discount Note. The rate shown is the effective yield at purchase date.

FRN — Floating Rate Note. The rate shown is the rate in effect on May 31, 2014, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

GO — General Obligation

LLC — Limited Liability Company

LOC — Letter of Credit

MTN — Medium Term Note

NATL-RE — National Public Finance Guarantee Corporation (formerly, Municipal Bond Insurance Association)

PLC — Public Limited Company

PSF-GTD — Permanent School Fund - Guaranteed

RB — Revenue Bond

RN — Revenue Note

SBPA — Standby Bond Purchase Agreement

TAN — Tax Anticipation Note

TECP — Tax Exempt Commercial Paper

VRDN — Variable Rate Demand Note. The rate shown is the rate in effect on May 31, 2014, and the date shown is the next reset or put date.

Financial Statements:

— Amounts designated as “—” are either zero or rounded to zero.

See Notes to Financial Statements.

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S U M M A R Y   O F   P O R T F O L I O   H O L D I N G S

The tables below present portfolio holdings as of May 31, 2014 as a percentage of total investments for each of the PNC Money Market Funds.

Government Money Market Fund
Repurchase Agreements	38.8%
Federal Home Loan Bank	24.6
Federal National Mortgage Association	13.7
Federal Home Loan Mortgage Corporation	13.6
Federal Farm Credit Bank	5.2
U.S. Treasury Note	2.3
Money Market Funds	1.8
100.0%

Money Market Fund
Commercial Paper	32.1%
Asset-Backed Commercial Paper	23.1
Repurchase Agreements	14.3
Certificates of Deposit	9.6
Refunding Bonds	6.0
Hospital/Nursing Home Revenue Bonds	3.5
Asset-Backed Securities	2.9
General Obligations	2.7
Education Revenue Bonds	2.5
Corporate Bonds	1.2
Funding Agreement	1.0
Industrial/Development Revenue Bonds	0.6
Federal Home Loan Bank	0.5
100.0%

Ohio Municipal Money Market Fund
Anticipation Notes	21.8%
Education Revenue Bonds	19.2
Refunding Bonds	18.6
Hospital/Nursing Home Revenue Bonds	15.5
Public Facilities Revenue Bonds	10.3
General Obligations	10.0
Water/Sewer Revenue Bonds	3.4
Industrial/Development Revenue Bonds	1.2
100.0%

Pennsylvania Tax Exempt Money Market Fund
Refunding Bonds	24.4%
Education Revenue Bonds	23.9
Prerefunded & Escrowed to Maturity	11.3
General Obligations	9.7
Transportation Revenue Bonds	9.6
Utility Revenue Bonds	6.4
Hospital/Nursing Home Revenue Bonds	6.3
Water/Sewer Revenue Bonds	3.1
Commercial Paper	3.0
Refunding Notes	2.3
100.0%

Tax Exempt Money Market Fund
Refunding Bonds	45.1%
Refunding Notes	15.0
General Obligations	13.6
Other Revenue Bonds	6.0
Hospital/Nursing Home Revenue Bonds	4.8
Public Facilities Revenue Bonds	4.6
Trasportation Revenue Bonds	2.9
Water/Sewer Revenue Bonds	2.5
Prerefunded & Escrowed to Maturity	1.9
Industrial/Development Revenue Bonds	1.6
Education Revenue Bonds	1.2
Anticipation Notes	0.8
100.0%

Treasury Money Market Fund
U.S. Treasury Bills	64.3%
U.S. Treasury Notes	35.1
Money Market Funds	0.6
100.0%

At May 31, 2014, the following percentage of the Tax Exempt Money Market Fund’s net assets were insured by bond insurers.

Bond Insurer	Tax Exempt Money Market
AGM	0.5%
NATL-RE	1.9%
Total	2.4%

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E X P E N S E  T A B L E S

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) and shareholder services fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six-month period shown and held for the entire six-month period (December 1, 2013 to May 31, 2014).

The Expense Table that appears for your Fund illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annualized Expense Ratio	Expenses Paid During Period(1)

Government Money Market Fund
Actual
Class I	$1,000.00	$1,000.08	0.06%	$0.32
Class A	1,000.00	1,000.08	(0.03)	(0.13)
Hypothetical(2)
Class I	1,000.00	1,024.61	0.06	0.33
Class A	1,000.00	1,025.07	(0.03)	(0.14)

Money Market Fund
Actual
Class I	$1,000.00	$1,000.20	0.11%	$0.56
Class A	1,000.00	1,000.20	0.11	0.55
Class C	1,000.00	1,000.22	0.11	0.57
Hypothetical(2)
Class I	1,000.00	1,024.37	0.11	0.57
Class A	1,000.00	1,024.38	0.11	0.56
Class C	1,000.00	1,024.36	0.11	0.58

Ohio Municipal Money Market Fund
Actual
Class I	$1,000.00	$1,000.12	0.08%	$0.41
Class A	1,000.00	1,000.12	0.04	0.18
Class T	1,000.00	1,000.12	0.08	0.38
Hypothetical(2)
Class I	1,000.00	1,024.52	0.08	0.42
Class A	1,000.00	1,024.75	0.04	0.18
Class T	1,000.00	1,024.55	0.08	0.38

	Beginning Account Value 12/01/13	Ending Account Value 05/31/14	Annualized Expense Ratio	Expenses Paid During Period(1)

Pennsylvania Tax Exempt Money Market Fund
Actual
Class I	$1,000.00	$1,000.12	0.06%	$0.31
Class A	1,000.00	1,000.12	(0.03)	(0.16)
Class T	1,000.00	1,000.12	0.06	0.29
Hypothetical(2)
Class I	1,000.00	1,024.62	0.06	0.31
Class A	1,000.00	1,025.10	(0.03)	(0.17)
Class T	1,000.00	1,024.64	0.06	0.29

Tax Exempt Money Market Fund
Actual
Class I	$1,000.00	$1,000.12	0.06%	$0.28
Class A	1,000.00	1,000.12	0.06	0.29
Class T	1,000.00	1,000.12	0.06	0.28
Hypothetical(2)
Class I	1,000.00	1,024.65	0.06	0.28
Class A	1,000.00	1,024.64	0.06	0.30
Class T	1,000.00	1,024.65	0.06	0.28

Treasury Money Market Fund
Actual
Class I	$1,000.00	$1,000.09	0.03%	$0.17
Class A	1,000.00	1,000.09	0.03	0.14
Hypothetical(2)
Class I	1,000.00	1,024.76	0.03	0.17
Class A	1,000.00	1,024.79	0.03	0.15

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges which may apply to redemptions of Class C Shares of the Money Market Fund and which are described in the Prospectus. If these transactional costs were included, your costs would be higher.

The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the six-month period December 1, 2013 to May 31, 2014 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2014.

(1) Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2) Assumes annual return of 5% before expenses.

7

P N C  M o n e y  M a r k e t  F u n d s

E X P E N S E  T A B L E S

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares of certain Funds (See Note 9 in Notes to Financial Statements). The table below represents what the “Annualized Expense Ratio” and “Expenses Paid During Period” would have been had the voluntary expense reimbursement commitment not been made.

	Annualized Expense Ratio	Expenses Paid During Period(1)

Government Money Market Fund
Actual
Class A	0.06%	$0.32
Hypothetical(2)
Class A	0.06	0.33

Money Market Fund
Actual
Class A	0.11%	$0.57
Class C	0.11	0.57
Hypothetical(2)
Class A	0.11	0.58
Class C	0.11	0.58

Ohio Municipal Money Market Fund
Actual
Class A	0.08%	$0.42
Hypothetical(2)
Class A	0.08	0.42

	Annualized Expense Ratio	Expenses Paid During Period(1)

Pennsylvania Tax Exempt Money Market Fund
Actual
Class A	0.06%	$0.31
Hypothetical(2)
Class A	0.06	0.32

Tax Exempt Money Market Fund
Actual
Class A	0.06%	$0.31
Hypothetical(2)
Class A	0.06	0.31

Treasury Money Market Fund
Actual
Class A	0.03%	$0.17
Hypothetical(2)
Class A	0.03	0.17

(1)

Expenses are equal to each Class’ annualized expense ratio (excluding voluntary expense reimbursement commitment by the Underwriter) multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

8

P N C  M o n e y  M a r k e t  F u n d s

T R U S T E E S  A N D  O F F I C E R S  O F  T H E  T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Trustees During Past 5 Years[4]
Independent Trustees
Dorothy A. Berry 70	Trustee	Since April 2006	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012; Chairman, Independent Directors Council, 2010-2011	2 registered investment companies consisting of 40 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.
John G. Drosdick 70	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000-2008.	2 registered investment companies consisting of 40 portfolios	Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until June 2013; Director, Lincoln Financial Corporation (financial services) until 2005; Director, Triumph Group Inc. (aerospace manufacturer).
Dale C. LaPorte 72	Trustee	Since April 2005	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), 2005-2008; Partner, 1974 – 2005, and Chairman of Executive Committee, 2000 – 2004, of Calfee, Halter & Griswold LLP (law firm).	2 registered investment companies consisting of 40 portfolios	Director, Invacare Corporation; Trustee, Allegiant Funds until 2010.
L. White Matthews, III 68	Trustee Chairman of the Audit Committee	Since February 2010 From June 2011 to February 2012	Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of Constar International Inc. (bottles and packaging manufacturer), 2009-2014; Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003- 2007.	2 registered investment companies consisting of 40 portfolios	Director, Matrixx Initiatives, Inc.(pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010; Director (since 2003) and Chairman of the Board (since 2011) of (publicly traded) Imation Corp. (data storage).
Edward D. Miller, Jr. 71	Trustee	Since February 2010	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 40 portfolios	Director, Care Fusion (health care devices); Director, PNC Funds, Inc. until 2010.
Stephen M. Todd 66	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman – Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003 - 2010.	2 registered investment companies consisting of 40 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until 2011.

9

P N C  M o n e y  M a r k e t  F u n d s

T R U S T E E S  A N D  O F F I C E R S  O F  T H E  T R U S T

Name, Address Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Trustees During Past 5 Years[4]
Officers
Jennifer E. Spratley One East Pratt Street, 5th Floor Baltimore, MD 21202 45	President Vice President	Since June 2014 From March 2010 to June 2014	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A
Michael Donahoe 1900 East 9th Street, 15th Floor Cleveland, OH 44114 50	Chief Compliance Officer	Since June 2014	Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc. since June 2011; Senior Vice President of Fund Administration and Compliance at Citi’s Securities and Fund Services Group, 2006-2011.	N/A	N/A
John F. Kernan 1900 East 9th Street, 14th Floor Cleveland, OH 44114 48	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Senior Vice President and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009; Senior Director of Fund Administration, State Street Bank and Trust Company, 1998 – 2004.	N/A	N/A
Savonne L. Ferguson One East Pratt Street, 5th Floor Baltimore, MD 21202 40	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007-2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002-2007.	N/A	N/A

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Savonne L. Ferguson.

2With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar year end in the year in which he/she reaches the age of 75 years old. With respect to the term of office for each officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or the extent permitted by the Board, by the President. In addition, any Trustee or officer may resign at any time by giving written notice to the Trust. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of two registered investment companies for which PCA or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Funds (thirty- seven portfolios) and the PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

10

P N C    M o n e y    M a r k e t    F u n d s

R E P O R T    O F    I N D E P E N D E N T    R E G I S T E R E D    P U B L I C    A C C O U N T I N G    F I R M

To the Board of Trustees of PNC Funds and the Shareholders of the Money Market Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Government Money Market Fund, PNC Money Market Fund, PNC Ohio Municipal Money Market Fund, PNC Pennsylvania Tax Exempt Money Market Fund, PNC Tax Exempt Money Market Fund and PNC Treasury Money Market Fund (the “Money Market Funds”), six of the thirty-seven funds comprising the PNC Funds as of May 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Money Market Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Money Market Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Money Market Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Money Market Funds as of May 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey

July 29, 2014

11

P N C M o n e y M a r k e t s F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,

	Government Money Market Fund
	Class I								Class A
	2014	2013		2012	2011		2010		2014		2013		2012	2011		2010
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Net Investment Income†	– *	–	*	– *	–	*	–	*	–	*	–	*	– *	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	–	–	*	–	–	*	–		–		–	*	–	–	*	–

Total from Investment Operations	– *	–	*	– *	–	*	–	*	–	*	–	*	– *	–	*	–	*

Dividends from Net Investment Income	– *	–	*	– *	–	*	–	*	–	*	–	*	– *	–	*	–	*
Distributions from Net Realized Gains	–	–		–	–		–		–		–		–	–		–

Total Distributions	– *	–	*	– *	–	*	–	*	–	*	–	*	– *	–	*	–	*

Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00

Total Return	0.01%	0.01%		0.02%	0.05%		0.07%		0.01%		0.01%		0.02%	0.05%		0.05%

Ratios/Supplemental Data
Net Assets End of Year (000)	$738,100	$809,229		$960,513	$1,008,254		$1,600,289		$133,915		$79,789		$109,523	$153,670		$255,430
Ratio of Expenses to Average Net Assets	0.07%	0.15%		0.12%	0.16%		0.20	%(1)	0.02	%(2)	0.15%		0.12%	0.16%		0.22	%(1)
Ratio of Net Investment Income to Average Net Assets	0.01%	0.01%		0.01%	0.05%		0.06%		0.06	%(2)	0.01%		0.01%	0.05%		0.05%
Ratio of Expenses to Average Net Assets (Before Fees Waivers and Reimbursement, as applicable)	0.36%	0.36%		0.35%	0.35%		0.35%		0.36%		0.36%		0.35%	0.35%		0.52%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.28)%	(0.20)%		(0.22)%	(0.14)%		(0.09)%		(0.28)%		(0.20)%		(0.22)%	(0.14)%		(0.25)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, each Fund paid a participation fee of 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(2)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares. This voluntary commitment represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

12

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,

	Money Market Fund
	Class I										Class A
	2014		2013		2012		2011		2010		2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net Investment Income†	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	–		–	*	–	*	–	*	–	*	–		–	*	–	*	–	*	–	*

Total from Investment Operations	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*

Contributions of Capital by Affiliate†	–	*(1)	–		–		–		–		–	*(1)	–		–		–		–

Dividends from Net Investment Income	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Distributions from Net Realized Gains	–		–		–		–		–		–		–		–		–		–

Total Distributions	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.04%		0.05%		0.05%		0.06%		0.07%		0.04%		0.05%		0.05%		0.06%		0.05%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,345,698		$1,355,988		$1,434,843		$1,481,871		$1,732,447		$264,307		$256,602		$380,226		$457,216		$526,326
Ratio of Expenses to Average Net Assets	0.11%		0.16%		0.14%		0.21%		0.24	%(2)	0.11	%(3)	0.16%		0.14%		0.21%		0.25%
Ratio of Net Investment Income to Average Net Assets	0.04%		0.05%		0.05%		0.05%		0.07%		0.04	%(3)	0.05%		0.05%		0.05%		0.05%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.36%		0.36%		0.35%		0.34%		0.36%		0.36%		0.36%		0.35%		0.34%		0.51%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.21)%		(0.15)%		(0.16)%		(0.08)%		(0.05)%		(0.21)%		(0.15)%		(0.16)%		(0.08)%		(0.21)%

	Money Market Fund
	Class C
	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Net Investment Income†	–	*	–	*	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	–		–	*	–	*	–	*	–	*

Total from Investment Operations	–	*	–	*	–	*	–	*	–	*

Contributions of Capital by Affiliate†	–	*(1)	–		–		–		–

Dividends from Net Investment Income	–	*	–	*	–	*	–	*	–	*
Distributions from Net Realized Gains	–		–		–		–		–

Total Distributions	–	*	–	*	–	*	–	*	–	*

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.05%		0.05%		0.05%		0.06%		0.06%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,424		$77		$78		$130		$173
Ratio of Expenses to Average Net Assets	0.11	%(3)	0.16%		0.14%		0.21%		0.25	%(2)
Ratio of Net Investment Income to Average Net Assets	0.03	%(3)	0.05%		0.05%		0.05%		0.06%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, asapplicable)	0.35%		0.36%		0.35%		0.34%		1.27%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.21)%		(0.15)%		(0.16)%		(0.08)%		(0.96)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

During the fiscal year ended May 31, 2014, a voluntary payment was made by an affiliate of the Adviser in connection with the affiliate’s financing of advance payments to financial intermediaries on the sale of Class C Shares. The payment had no impact to the total return of the Fund. See Note 8 in Notes to Financial Statements.

(2)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, each Fund paid a participation fee of 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares. This voluntary commitment had no impact to Class A ratios and Class C ratios. See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

13

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,

	Ohio Municipal Money Market Fund
	Class I								Class A
	2014	2013		2012	2011		2010		2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net Investment Income†	– *	–	*	– *	–	*	–	*	–	*	–	*	0.01		–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	–	–	*	–	–	*	–		–		–	*	–		–	*	–

Total from Investment Operations	– *	–	*	– *	–	*	–	*	–	*	–	*	0.01		–	*	–	*

Dividends from Net Investment Income	– *	–	*	– *	–	*	–	*	–	*	–	*	(0.01)		–	*	–	*
Distributions from Net Realized Gains	–	–		–	–		–		–		–		–		–		–

Total Distributions	– *	–	*	– *	–	*	–	*	–	*	–	*	(0.01)		–	*	–	*

Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.02%	0.02%		0.02%	0.07%		0.16%		0.02%		0.02%		1.29	%(1)	0.07%		0.10%

Ratios/Supplemental Data
Net Assets End of Year (000)	$100,999	$138,882		$138,412	$209,659		$283,284		$1,857		$4,229		$1,846		$2,948		$14,807
Ratio of Expenses to Average Net Assets	0.09%	0.16%		0.16%	0.25%		0.26	%(2)	0.07	%(3)	0.15%		(0.59	)%(1)	0.26%		0.32	%(2)
Ratio of Net Investment Income to Average Net Assets	0.02%	0.02%		0.02%	0.06%		0.16%		0.04	%(3)	0.02%		0.78	%(1)	0.08%		0.11%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.34%	0.34%		0.31%	0.30%		0.31%		0.34%		0.33%		0.32%		0.31%		0.53%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.23)%	(0.16)%		(0.13)%	0.01%		0.11%		(0.23)%		(0.16)%		(0.13)%		0.03%		0.10%

	Ohio Municipal Money Market Fund
	Class T
	2014	2013		2012	2011		2010(4)
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00	$1.00		$1.00

Net Investment Income†	– *	–	*	– *	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	–	–	*	–	–	*	–

Total from Investment Operations	– *	–	*	– *	–	*	–	*

Dividends from Net Investment Income	– *	–	*	– *	–	*	–	*
Distributions from Net Realized Gains	–	–		–	–		–

Total Distributions	– *	–	*	– *	–	*	–	*

Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00		$1.00

Total Return	0.02%	0.02%		0.02%	0.07%		0.01%

Ratios/Supplemental Data
Net Assets End of Year (000)	$2,320	$1,296		$2,005	$3,178		$148
Ratio of Expenses to Average Net Assets	0.08%	0.16%		0.16%	0.24%		0.27	%(2)
Ratio of Net Investment Income to Average Net Assets	0.02%	0.02%		0.02%	0.06%		0.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.33%	0.34%		0.31%	0.30%		0.42%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.23)%	(0.16)%		(0.13)%	0.00%		(0.07)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.76% impact to Class A ratios. Excluding this item, the total return would have been 0.02%, the expense ratio would have been higher and the income ratio would have been lower.

(2)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, each Fund paid a participation fee of 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares. This voluntary commitment represented a 0.02% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 9 in Notes to Financial Statements.

(4)	Ohio Municipal Money Market Fund Class T commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

14

	Pennsylvania Tax Exempt Money Market Fund
	Class I										Class A
	2014		2013		2012		2011		2010		2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net Investment Income†	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	–		–	*	–		–		–		–		–	*	–		–		–

Total from Investment Operations	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*

Payment by Affiliate†	–	*	–		–		–	*(1)	–		–		–		–		–	*(1)	–

Dividends from Net Investment Income	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Distributions from Net Realized Gains	–		–		–	*	–		–		–		–		–	*	–		–

Total Distributions	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.02%		0.03%		0.09%		0.04%		0.07%		0.02%		0.03%		0.09%		0.04%		0.06%

Ratios/Supplemental Data
Net Assets End of Year (000)	$37,441		$54,082		$60,004		$70,022		$80,842		$8,419		$8,006		$8,751		$10,372		$12,697
Ratio of Expenses to Average Net Assets	0.06%		0.16%		0.14%		0.19%		0.27	%(2)	0.01	%(3)	0.16%		0.14%		0.19%		0.29	%(2)
Ratio of Net Investment Income to Average Net Assets	0.03%		0.02%		0.02%		0.04%		0.07%		0.07	%(3)	0.02%		0.02%		0.04%		0.05%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.37%		0.39%		0.34%		0.34%		0.33%		0.38%		0.38%		0.34%		0.34%		0.54%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.28)%		(0.21)%		(0.18)%		(0.11)%		0.01%		(0.30)%		(0.20)%		(0.18)%		(0.11)%		(0.20)%

	Pennsylvania Tax Exempt Money Market Fund
	Class T
	2014	2013		2012	2011(4)
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00	$1.00

Net Investment Income†	– *	–	*	– *	–	*
Realized and Unrealized Gain (Loss) on Investments	–	–	*	–	–

Total from Investment Operations	– *	–	*	– *	–	*

Payment by Affiliate†	–	–		–	–	*(1)

Dividends from Net Investment Income	– *	–	*	– *	–	*
Distributions from Net Realized Gains	–	–		–	–

Total Distributions	– *	–	*	– *	–	*

Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00

Total Return	0.02%	0.03%		0.09%	0.02%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,160	$3,574		$644	$326
Ratio of Expenses to Average Net Assets	0.09%	0.15%		0.14%	0.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.00%	0.02%		0.02%	0.09%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.36%	0.42%		0.34%	0.34%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.27)%	(0.25)%		(0.18)%	(0.08)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	A capital infusion in November 2010 resulted in an increase of $0.0006 in the net asset value per share of Class I, Class A and Class T and had no effect on the total returns of the Fund.
(2)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, each Fund paid a participation fee of 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(3)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares. This voluntary commitment represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 9 in Notes to Financial Statements.

(4)	Class T Shares were first sold (excluding seed capital of $10) on November 22, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

15

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,

	Tax Exempt Money Market Fund
	Class I								Class A
	2014	2013		2012	2011		2010		2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net Investment Income†	– *	–	*	– *	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	–	–	*	–	–	*	–	*	–		–	*	–		–	*	–	*

Total from Investment Operations	– *	–	*	– *	–	*	–	*	–	*	–	*	–	*	–	*	–	*

Dividends from Net Investment Income	– *	–	*	– *	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Distributions from Net Realized Gains	–	–		–	–		–		–		–		–		–		–

Total Distributions	– *	–	*	– *	–	*	–	*	–	*	–	*	–	*	–	*	–	*

Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.02%	0.02%		0.02%	0.04%		0.11%		0.02%		0.02%		0.03%		0.04%		0.09%

Ratios/Supplemental Data
Net Assets End of Year (000)	$419,054	$509,879		$531,409	$539,656		$657,732		$39,591		$42,426		$37,249		$32,775		$69,132
Ratio of Expenses to Average Net Assets	0.06%	0.14%		0.12%	0.23%		0.23	%(1)	0.07	%(2)	0.14%		0.11	%(3)	0.23%		0.26	%(1)
Ratio of Net Investment Income to Average Net Assets	0.02%	0.02%		0.02%	0.03%		0.11%		0.02	%(2)	0.02%		0.03	%(3)	0.03%		0.09%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.31%	0.31%		0.30%	0.30%		0.31%		0.31%		0.31%		0.30%		0.30%		0.51%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.23)%	(0.15)%		(0.16)%	(0.04)%		0.03%		(0.22)%		(0.15)%		(0.16)%		(0.04)%		(0.16)%

	Tax Exempt Money Market Fund
	Class T
	2014	2013		2012	2011(4)
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00	$1.00

Net Investment Income†	– *	–	*	– *	–	*					*
Realized and Unrealized Gain (Loss) on Investments	–	–	*	–	–	*

Total from Investment Operations	– *	–	*	– *	–	*

Dividends from Net Investment Income	– *	–	*	– *	–	*
Distributions from Net Realized Gains	–	–		–	–

Total Distributions	– *	–	*	– *	–	*

Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00

Total Return	0.02%	0.02%		0.02%	0.03%

Ratios/Supplemental Data
Net Assets End of Year (000)	$123,104	$120,542		$29,378	$2,808
Ratio of Expenses to Average Net Assets	0.07%	0.13%		0.12%	0.22%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.02%		0.02%	0.03%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.31%	0.31%		0.30%	0.30%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.22)%	(0.16)%		(0.16)%	(0.05)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, each Fund paid a participation fee of 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(2)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A. This voluntary commitment had no impact to Class A ratios. See Note 9 in Notes to Financial Statements.

(3)

During the fiscal year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which had no impact to Class A ratios.

(4)	Class T Shares were first sold (excluding seed capital of $10) on August 3, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

16

	Treasury Money Market Fund
	Class I										Class A
	2014		2013		2012		2011		2010		2014		2013		2012		2011		2010
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net Investment Income†	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Realized and Unrealized Gain (Loss) on Investments	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*

Total from Investment Operations	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*

Payment by Affiliate†	–		–		–		–	*(1)	–		–		–		–		–	*(1)	–

Dividends from Net Investment Income	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*
Distributions from Net Realized Gains	–		–		–		–		–		–		–		–		–		–

Total Distributions	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*	–	*

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.02%		0.01%		0.01%		0.01%		0.02%		0.02%		0.01%		0.01%		0.01%		0.02%

Ratios/Supplemental Data
Net Assets End of Year (000)	$214,348		$289,839		$326,694		$260,447		$286,756		$173,571		$120,798		$83,704		$93,457		$94,755
Ratio of Expenses to Average Net Assets	0.04%		0.08%		0.04%		0.12%		0.12%		0.03	%(2)	0.08%		0.04%		0.12%		0.13%
Ratio of Net Investment Income to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.01%		0.02	%(2)	0.01%		0.01%		0.01%		0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.36%		0.37%		0.36%		0.35%		0.35%		0.36%		0.37%		0.36%		0.35%		0.52%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.31)%		(0.28)%		(0.31)%		(0.22)%		(0.22)%		(0.31)%		(0.28)%		(0.31)%		(0.22)%		(0.38)%

*	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	A capital infusion in November 2010 resulted in an increase of $ 0.0003 in the net asset value per share of Class I and Class A and had no effect on the total returns of the Fund. 1
(2)

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares. This voluntary commitment represented a 0.01% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

17

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 57.7%
Federal Farm Credit Bank — 5.2%
Federal Farm Credit Bank
0.250%, 07/28/14	$10,700	$10,702
0.250%, 11/26/14	6,850	6,855
0.280%, 12/11/14	6,650	6,654
Federal Farm Credit Bank (DN)
0.107%, 11/17/14	11,900	11,894
Federal Farm Credit Bank (FRN)
0.132%, 08/15/14	9,250	9,251

		45,356

Federal Home Loan Bank — 24.9%
Federal Home Loan Bank
2.500%, 06/13/14	9,345	9,352
0.125%, 07/25/14	9,200	9,200
0.080%, 10/15/14	20,000	20,000
0.070%, 11/05/14	8,600	8,600
Federal Home Loan Bank (DN)
0.050%, 06/04/14	3,800	3,800
0.044%, 06/11/14	15,000	15,000
0.060%, 06/25/14	11,550	11,550
0.130%, 07/07/14	25,000	25,000
0.075%, 07/11/14	12,200	12,199
0.090%, 07/18/14	10,000	9,999
0.050%, 07/23/14	12,550	12,549
0.080%, 07/30/14	12,300	12,298
0.055%, 08/15/14	6,000	5,999
0.060%, 08/27/14	16,300	16,298
0.090%, 09/24/14	12,900	12,896
0.070%, 09/26/14	9,300	9,298
Federal Home Loan Bank (FRN)
0.080%, 06/27/14	9,100	9,100
0.107%, 01/13/15	14,000	14,001

		217,139

Federal Home Loan Mortgage Corporation — 13.8%
Federal Home Loan Mortgage Corporation
1.000%, 07/30/14	9,250	9,264
0.250%, 08/14/14	10,700	10,702
1.000%, 08/20/14	12,247	12,271
0.070%, 10/24/14	2,125	2,124
Federal Home Loan Mortgage Corporation (DN)
0.080%, 06/17/14	4,500	4,500
0.120%, 06/27/14	8,372	8,371
0.075%, 07/11/14	15,500	15,499
0.130%, 08/19/14	3,700	3,699
0.075%, 09/02/14	5,000	4,999
0.075%, 09/16/14	15,000	14,997
0.099%, 09/22/14	12,800	12,796
0.060%, 09/26/14	9,000	8,998
0.090%, 10/02/14	9,150	9,147
0.110%, 10/20/14	1,067	1,067
0.070%, 10/24/14	1,800	1,799

		120,233

Federal National Mortgage Association — 13.8%
Federal National Mortgage Association
0.080%, 07/16/14	6,250	6,249
0.875%, 08/28/14	9,200	9,216
3.000%, 09/16/14	17,147	17,292
Federal National Mortgage Association (DN)
0.070%, 06/05/14	8,000	8,000

	Par (000)	Value (000)

0.060%, 06/11/14	$9,261	$9,261
0.045%, 06/16/14	15,000	15,000
0.130%, 06/18/14	6,275	6,275
0.090%, 07/14/14	3,000	3,000
0.080%, 07/15/14	8,000	7,999
0.080%, 07/17/14	9,200	9,199
0.130%, 08/01/14	3,500	3,499
0.070%, 09/24/14	9,300	9,298
0.060%, 10/15/14	7,125	7,124
Federal National Mortgage Association (FRN)
0.360%, 06/23/14	9,000	9,001

		120,413

Total U.S. Government Agency Obligations (Cost $503,141)		503,141
U.S. TREASURY OBLIGATION — 2.3%
U.S. Treasury Note — 2.3%
0.075%, 01/31/16 (FRN)	20,350	20,348

Total U.S. Treasury Obligation (Cost $20,348)		20,348

	Number of Shares
MONEY MARKET FUNDS — 1.9%
Invesco Government & Agency Portfolio	1,000,000	1,000
PNC Advantage Institutional Government Money Market Fund, Institutional Shares†	15,016,999	15,017

Total Money Market Funds (Cost $16,017)		16,017

	Par (000)
REPURCHASE AGREEMENTS†† — 39.2%
Deutsche Bank Securities, Inc.

0.080% (dated 05/30/14, due 06/02/14, repurchase price $82,000,547, collateralized by Federal Home Loan Mortgage Corporation Bonds, Federal National Mortgage Association Bonds and Government National Mortgage Association Bonds, 3.000% to 7.500%, due 12/01/26 to 02/01/44, total value $83,640,001)	$82,000	82,000

Goldman Sachs & Co.

0.060% (dated 05/30/14, due 06/02/14, repurchase price $52,000,260, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 3.000% to 6.500%, due 10/1/28 to 01/01/44, total value $53,040,001)	52,000	52,000

See Notes to Financial Statements.

18

	Par (000)	Value (000)
REPURCHASE AGREEMENTS†† — continued

HSBC Securities USA

0.080% (dated 05/30/14, due 06/02/14, repurchase price $70,000,467, collateralized by U.S. Treasury Note, 2.125%, due 01/31/21,total value $71,403,970)	$70,000	$70,000

Merrill Lynch Pierce Fenner and Smith

0.080% (dated 05/30/14, due 06/02/14, repurchase price $55,967,373, collateralized by Government National Mortgage Association Bonds, 3.500% to 5.000%, due 10/15/42 to 5/20/44, total value $57,086,340)	55,967	55,967

Toronto Dominion Securities LLC

0.080% (dated 05/30/14, due 06/02/14, repurchase price $82,000,547, collateralized by Federal National Mortgage Association Bonds and U.S. Treasury Note, 1.500% to 4.500%,due 08/31/18 to 01/01/44, total value $83,640,082)	82,000	82,000

Total Repurchase Agreements (Cost $341,967)		341,967
TOTAL INVESTMENTS — 101.1% (Cost $881,473)*		881,473
Other Assets & Liabilities – (1.1)%		(9,458)
TOTAL NET ASSETS — 100.0%		$872,015

*	Also cost for Federal income tax purposes.
†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
††	As of May 31, 2014, the gross value of repurchase agreements was $ 341,967 (000) and the value of collateral received, excluding excess, was $341,967 (000).
See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

19

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Money Market Funds	$16,017	$–	$–	$16,017

Repurchase Agreements	–	341,967	–	341,967

U.S. Government Agency Obligations	–	503,141	–	503,141

U.S. Treasury Obligation	–	20,348	–	20,348

Total Assets - Investments in Securities	$16,017	$865,456	$–	$881,473

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

20

P N C  M o n e y  M a r k e t  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
ASSET-BACKED SECURITIES — 2.9%
Automotive — 2.9%
Fifth Third Auto Trust,
Series 2014-1, Cl A1
0.200%, 03/16/15	$5,913	$5,913
Ford Credit Auto Lease Trust,
Series 2014-A, Cl A1
0.200%, 04/15/15 144A	7,523	7,523
Ford Credit Auto Owner Trust,
Series 2014-A, Cl A1
0.230%, 01/15/15 144A	1,378	1,378
Honda Auto Receivables Owner Trust,
Series 2013-4, Cl A1
0.240%, 11/18/14	2,528	2,528
Hyundai Auto Lease Securitization Trust,
Series 2014-A, Cl A1
0.200%, 03/16/15 144A	4,380	4,380
Hyundai Auto Receivables Trust,
Series 2014-A, Cl A1
0.200%, 02/17/15	1,242	1,242
Mercedes Benz Auto Lease Trust,
Series 2014-A, Cl A1
0.200%, 04/15/15	12,272	12,272
Volkswagen Auto Lease Trust,
Series 2014-A, Cl A1
0.200%, 02/20/15	2,625	2,625
Volkswagen Auto Loan Enhanced Trust,
Series 2013-2, Cl A1
0.230%, 11/20/14	1,135	1,135
World Omni Auto Receivables Trust,
Series 2014-A, Cl A1
0.200%, 05/15/15	7,754	7,754

		46,750

Equipment — 0.0%
CNH Equipment Trust,
Series 2013-C, Cl A1
0.250%, 09/15/14	43	42
GE Equipment Midticket LLC
Series 2013-1, Cl A1
0.230%, 09/22/14	337	337

		379
Total Asset-Backed Securities (Cost $47,129)		47,129

CERTIFICATES OF DEPOSIT — 9.7%
Banks — 1.1%
Citibank NA
0.160%, 08/19/14	15,000	15,000
JPMorgan Chase
0.420%, 08/11/14	2,000	2,001

		17,001

Yankee — 8.6%
Bank of Montreal Chicago
0.160%, 06/05/14	11,000	11,000
0.150%, 07/22/14	13,500	13,500
Bank of Montreal Chicago (FRN)
0.567%, 08/08/14	10,000	10,007
Bank of Nova Scotia
0.210%, 08/13/14	12,000	12,000

	Par (000)	Value (000)

0.220%, 08/15/14	$200	$200
Bank of Tokyo-Mitsubishi
0.240%, 06/05/14	3,000	3,000
Canadian Imperial Bank of Commerce NY (FRN)
0.310%, 11/24/14	18,600	18,600
Overseas-Chinese Banking
0.190%, 06/25/14	5,000	5,000
0.200%, 07/08/14	26,000	26,000
Svenska Handelsbanken
0.175%, 07/21/14	6,900	6,900
0.160%, 08/18/14	15,000	15,000
Westpac Banking
0.290%, 10/29/14	18,000	18,000

		139,207
Total Certificates of Deposit (Cost $156,208)		156,208

ASSET-BACKED COMMERCIAL PAPER† — 23.3%
Financial Services — 23.3%
Alpine Securitization
0.160%, 07/17/14	29,000	28,994
0.160%, 07/22/14	2,700	2,699
0.180%, 07/22/14	15,000	14,996
Cafco LLC
0.160%, 06/10/14	10,800	10,800
0.170%, 08/12/14	6,000	5,998
Ciesco LLC
0.180%, 06/09/14	8,000	8,000
Collateralized CP LLC
0.150%, 06/10/14	8,500	8,500
0.170%, 08/01/14	17,300	17,295
0.230%, 08/18/14	9,300	9,295
Erste Abwicklungsanstalt
0.160%, 06/23/14	15,550	15,548
Fairway Finance LLC
0.150%, 07/09/14	9,250	9,249
0.190%, 10/06/14	18,000	17,988
Gotham Funding
0.145%, 06/18/14	9,000	8,999
Govco LLC
0.110%, 06/23/14	5,127	5,127
Liberty Street Funding LLC
0.150%, 06/20/14	14,000	13,999
0.120%, 06/27/14	15,000	14,999
0.170%, 07/10/14	14,000	13,997
Nieuw Amsterdam Receivables
0.140%, 06/24/14	5,000	5,000
0.180%, 07/07/14	15,000	14,997
0.140%, 07/16/14	15,000	14,997
0.160%, 08/05/14	7,000	6,998
0.160%, 08/11/14	8,000	7,997
Northern Pines Funding LLC
0.260%, 06/27/14	2,900	2,899
Old Line Funding
0.170%, 07/17/14	8,800	8,798
Regency Market No. 1 LLC
0.140%, 06/20/14	11,000	10,999
Sheffield Receivables
0.170%, 06/10/14	9,000	9,000
0.180%, 07/24/14	16,500	16,496
0.170%, 08/06/14	8,000	7,998
0.180%, 08/12/14	13,400	13,395

See Notes to Financial Statements.

21

P N C  M o n e y  M a r k e t  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
ASSET-BACKED COMMERCIAL PAPER† — continued
Financial Services — continued
Starbird Funding
0.220%, 06/04/14	$18,500	$18,500
Sydney Capital
0.170%, 06/12/14	17,000	16,999
Thunder Bay Funding LLC
0.180%, 08/26/14	4,500	4,498
Victory Receivables
0.150%, 07/01/14	9,000	8,999

Total Asset-Backed Commercial Paper (Cost $375,053)		375,053

COMMERCIAL PAPER† — 31.4%
Banks — 26.6%
Abbey National North America
0.180%, 06/04/14	3,350	3,350
0.260%, 07/02/14	10,000	9,998
0.270%, 08/06/14	13,000	12,993
0.180%, 08/28/14	12,000	11,995
Australia & New Zealand Banking Group
0.140%, 07/24/14	6,900	6,899
0.160%, 09/15/14	22,500	22,489
Bank of Nova Scotia
0.175%, 07/02/14	6,700	6,699
Bank of Tokyo-Mitsubishi
0.150%, 06/04/14	4,785	4,785
0.160%, 07/29/14	15,000	14,996
BNP Paribas Finance
0.230%, 06/02/14	20,000	20,000
0.190%, 07/01/14	5,000	4,999
Commonwealth Bank of Australia
0.140%, 07/30/14	16,000	15,996
DnB Bank ASA
0.165%, 08/06/14	16,500	16,495
0.220%, 09/04/14	5,000	4,997
0.210%, 09/24/14	6,000	5,996
HSBC USA
0.180%, 06/20/14	21,100	21,098
0.180%, 08/04/14	16,000	15,995
0.230%, 08/11/14	12,000	11,994
JPMorgan Chase
0.190%, 07/11/14	9,000	8,998
0.200%, 07/16/14	21,500	21,495
0.220%, 07/29/14	6,650	6,648
National Australia Funding
0.130%, 08/11/14	5,820	5,818
0.110%, 08/26/14	15,000	14,996
Nordea Bank AB
0.165%, 06/16/14	16,600	16,599
0.180%, 08/01/14	25,000	24,992
Overseas-Chinese Banking
0.180%, 06/18/14	8,000	7,999
0.190%, 08/19/14	10,000	9,996
Standard Chartered Bank
0.170%, 06/06/14	17,400	17,400
0.180%, 08/18/14	16,500	16,494
0.190%, 08/22/14	10,000	9,996
Svenska Handelsbanken
0.170%, 06/26/14	13,100	13,098
Toronto-Dominion Holdings
0.110%, 06/30/14	16,000	15,999

	Par (000)	Value (000)

UBS Finance
0.170%, 08/29/14	$10,000	$9,996
Westpac Banking
0.222%, 03/13/15	16,000	16,000

		428,298

Consumer Staples — 0.3%
Nestle Capital
0.160%, 10/03/14	5,000	4,997

Financial Services — 2.6%
American Honda Finance
0.070%, 06/11/14	5,000	5,000
Northwestern University
0.100%, 06/27/14	8,500	8,499
Toyota Motor Credit
0.130%, 08/18/14	10,000	9,997
Toyota Motor Credit (MTN) (FRN)
0.239%, 10/08/14	18,000	18,000

		41,496

Healthcare — 1.7%
Catholic Health Initiatives
0.160%, 06/09/14	7,500	7,500
0.160%, 08/12/14	10,600	10,597
0.180%, 09/04/14	10,000	9,995

		28,092

Insurance — 0.2%
Metlife Short Term Funding
0.100%, 06/17/14	2,445	2,445
Total Commercial Paper (Cost $505,328)		505,328

CORPORATE BONDS — 2.1%
Banks — 2.1%
Australia & New Zealand Banking Group
3.700%, 01/13/15 144A	4,100	4,185
Commonwealth Bank of Australia
1.950%, 03/16/15	13,700	13,867
Wells Fargo Bank NA (MTN) (FRN)
0.283%, 06/15/15	16,000	16,000

		34,052
Total Corporate Bonds (Cost $34,052)		34,052

FUNDING AGREEMENT — 1.0%
New York Life Funding Agreement
0.237%, 06/13/14 (A)	16,000	16,000

Total Funding Agreement (Cost $16,000)		16,000

See Notes to Financial Statements.

22

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 15.4%
Connecticut — 2.0%
Connecticut Health & Educational Facility Authority, Yale University (RB) Series U (VRDN)
0.040%, 06/06/14	$32,540	$32,540

Mississippi — 1.1%
Mississippi Business Finance Corporation, Chevron USA, Inc. Project (RB) Series C (VRDN)
0.060%, 06/02/14	9,180	9,180
0.040%, 06/06/14	9,000	9,000

		18,180

North Carolina — 0.9%
University of North Carolina at Chapel Hill (RB) Series C (VRDN)
0.030%, 06/06/14	14,710	14,710

Ohio — 4.2%
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System (RB) Series B-4 (VRDN)
0.030%, 06/02/14	19,400	19,400
Ohio State Common Schools (GO) Series A (VRDN)
0.040%, 06/06/14	19,455	19,455
Ohio State Common Schools (GO) Series B (VRDN)
0.040%, 06/06/14	4,860	4,860
Ohio State University (RB) Series B (VRDN)
0.040%, 06/06/14	23,875	23,875

		67,590

Texas — 5.2%
Harris County Cultural Education Facilities Finance Corporation, Methodist Hospital System (RB) Sub-Series C-1 (VRDN)
0.070%, 06/02/14	23,175	23,175
Harris County Health Facilities Development Corporation, Methodist Hospital System (RB) Series A-1 (VRDN)
0.070%, 06/02/14	7,640	7,640
Harris County Health Facilities Development Corporation, Methodist Hospital System (RB) Series A-2 (VRDN)
0.070%, 06/02/14	2,000	2,000
Houston Higher Education Finance, Rice University Project (RB) Series B (VRDN)
0.040%, 06/06/14	3,000	3,000
Lower Neches Valley Authority Industrial Development, ExxonMobil Project (RB) Series A (VRDN)
0.060%, 06/02/14	22,300	22,300
Red River Education Financing Corporation, Texas Christian University Project (RB) (SBPA - Northern Trust) (VRDN)
0.060%, 06/06/14	25,600	25,600

		83,715

	Par (000)	Value (000)

Virginia — 1.5%
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series B (VRDN)
0.040%, 06/06/14	$10,800	$10,800
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series E (VRDN)
0.040%, 06/06/14	13,400	13,400

		24,200

Wyoming — 0.5%
Uinta County, Chevron USA, Inc. Project (RB) (VRDN)
0.060%, 06/02/14	7,500	7,500

Total Municipal Securities
(Cost $248,435)		248,435

U.S. GOVERNMENT AGENCY OBLIGATION — 0.5%
Federal Home Loan Bank — 0.5%
Federal Home Loan Bank (DN)
0.055%, 08/15/14	8,000	7,999

Total U.S. Government Agency Obligation
(Cost $7,999)		7,999

REPURCHASE AGREEMENTS†† — 14.3%

Deutsche Bank Securities, Inc.

0.080% (dated 05/30/14, due 06/02/14,repurchase price $51,000,340, collateralized by Federal Home Loan Mortgage Corporation Bonds, Federal National Mortgage Association Bonds and Government National Mortgage Association Bond, 3.000% to 7.000%, due 10/01/27 to 12/20/43, total value $52,020,000)	51,000	51,000

Goldman Sachs & Co.

0.060% (dated 05/30/14, due 06/02/14,repurchase price $27,000,135, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 3.500% to 4.000%, due 09/01/42 to 06/01/44, total value $27,540 ,001) (B)	27,000	27,000

0.180% (dated 10/08/13 due 06/27/14,repurchase price $32,041,920, collateralized by Certificates of Deposit, Commercial Paper, Corporate Bonds and Medium Term Notes, 0.000% to 8.250%, due 06/05/14 to 02/04/24,total value $33,413,592) (A) (B)	32,000	32,000

HSBC Securities USA

0.080% (dated 05/30/14, due 06/02/14,repurchase price $40,000,267, collateralized by Federal National Mortgage Association Bonds, 2.500% to 3.000%, due 06/01/23 to 05/01/43,total value $40,804,351)	40,000	40,000

See Notes to Financial Statements.

23

P N C  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
REPURCHASE AGREEMENTS†† — continued

Merrill Lynch Pierce Fenner and Smith

0.080% (dated 05/30/14, due 06/02/14, repurchase price $33,080,221, collateralized by Government National Mortgage Association Bonds, 3.000% to 3.500%, due 01/20/29 to 05/20/44, total value $33,741,600)	$33,080	33,080

Toronto Dominion Securities LLC

0.080% (dated 05/30/14, due 06/02/14, repurchase price $48,000,320, collateralized by Federal Home Loan Bank Bonds, 0.000% to 1.100%, due 12/30/14 to 05/26/17, total value $48,960,172)	48,000	48,000

Total Repurchase Agreements
(Cost $231,080)		231,080

TOTAL INVESTMENTS — 100.6%
(Cost $1,621,284)*		1,621,284

Other Assets & Liabilities – (0.6)%		(9,854)

TOTAL NET ASSETS — 100.0%		$1,611,430

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	As of May 31, 2014, the gross value of repurchase agreements was $231,080 (000) and the value of collateral received, excluding excess, was $231,080 (000). See Note 2 in Notes to Financial Statements.
(A)	Illiquid Security. Total value of illiquid securities is $48,000 (000) and represents 3.0% of net assets as of May 31, 2014.
(B)	Total value of Goldman Sachs & Co. Repurchase Agreements $59,000 (000) (collateral value of $60,954 (000)).
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $17,466 (000) and represents 1.1% of net assets as of May 31, 2014.

See Notes to Financial Statements.

24

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Asset-Backed Commercial Paper	$–	$375,053	$–	$375,053

Asset-Backed Securities	–	47,129	–	47,129

Certificates of Deposit	–	156,208	–	156,208

Commercial Paper	–	505,328	–	505,328

Corporate Bonds	–	34,052	–	34,052

Funding Agreement	–	16,000	–	16,000

Municipal Securities	–	248,435	–	248,435

Repurchase Agreements	–	231,080	–	231,080

U.S. Government Agency Obligation	–	7,999	–	7,999

Total Assets - Investments in Securities	$–	$1,621,284	$–	$1,621,284

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

25

P N C  O h i o  M u n i c i p a l  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 100.1%
Ohio — 100.1%
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series A (LOC - Bank of America) (VRDN)
0.050%, 06/02/14	$6,200	$6,200
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series C (LOC - Union Bank NA) (VRDN)
0.060%, 06/02/14	8,490	8,490
Berea (BAN) (GO)
0.750%, 03/25/15	2,128	2,136
Cleveland Department of Public Utilities Division of Water (RB) Series Q (LOC - Bank of New York Mellon) (VRDN)
0.050%, 06/06/14	9,300	9,300
Cleveland-Cuyahoga County Port Authority, Cleveland Museum of Art Project (RB) Series D (SBPA - JPMorgan Chase Bank) (VRDN)
0.060%, 06/06/14	1,600	1,600
Cleveland-Cuyahoga County Port Authority, Museum of Art Project (RB) Series C (SBPA - JPMorgan Chase Bank) (VRDN)
0.060%, 06/06/14	1,900	1,900
Columbus (GO)
2.000%, 09/02/14	3,600	3,617
Cuyahoga Falls (BAN) (GO) (DD)
1.000%, 12/04/14	865	868
Fairfield Township, Fire Station Improvement (BAN) (GO)
1.000%, 06/04/15	500	504
Fairfield Township, Fire Station Improvement (BAN) (GO) (DD)
1.250%, 06/05/14	1,000	1,000
Franklin County Hospital Facilities, OhioHealth Corporation (RB) Series B (SBPA - Barclays Bank PLC) (VRDN)
0.040%, 06/06/14	2,020	2,020
Franklin County Hospital Facilities, OhioHealth Corporation (RB) Series D (LOC - U.S. Bank NA) (VRDN)
0.060%, 06/06/14	2,850	2,850
Franklin County Hospital Improvement, Nationwide Children’s Hospital Project (RB) Series B (VRDN)
0.040%, 06/06/14	3,980	3,980
Franklin County, Holy Cross Health Systems Corporation (RB) (VRDN)
0.040%, 06/06/14	4,000	4,000
Franklin County, OhioHealth Corporation (RB) Series A (SBPA - Barclays Bank PLC) (VRDN)
0.040%, 06/06/14	2,100	2,100
Green (BAN) (GO)
1.000%, 06/17/14	910	910
Green (BAN) (GO) Series D
1.000%, 07/31/14	1,000	1,001
Huber Heights (BAN) (GO) Series B
1.000%, 11/07/14	2,000	2,006

	Par (000)	Value (000)

Independence (BAN) (GO)
1.000%, 04/15/15	$1,565	$1,575
Lake County (BAN) (GO)
1.000%, 07/22/14	1,000	1,001
Lake County, East End Service Center Project (BAN) (GO)
1.000%, 04/01/15	1,500	1,510
Lakewood (BAN) (GO)
1.000%, 04/10/15	1,300	1,308
Lebanon (BAN) (GO)
1.000%, 04/21/15	1,735	1,747
Licking County (BAN) (GO)
1.250%, 06/02/15	900	909
Lucas County (BAN) (GO)
1.000%, 07/16/14	2,600	2,602
Mayfield (BAN) (GO)
1.000%, 08/28/14	1,400	1,402
Miami County (BAN) (GO)
1.000%, 11/25/14	1,065	1,069
Montgomery County, Miami Valley Hospital (RB) Series C (SBPA - Wells Fargo Bank) (VRDN)
0.050%, 06/02/14	2,685	2,685
Montgomery County, Miami Valley Hospital (RB) Series C (SPBA - Barclays Bank PLC) (VRDN)
0.050%, 06/02/14	1,400	1,400
Ohio Air Quality Development Authority Pollution Control, FirstEnergy Nuclear Generation Project (RB) Series B (LOC - Bank of Nova Scotia) (VRDN)
0.040%, 06/02/14	400	400
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System (RB) Series B-4 (VRDN)
0.030%, 06/02/14	3,000	3,000
Ohio Higher Educational Facility Commission, Marietta College 2007 Project (RB) (LOC - JPMorgan Chase Bank) (VRDN)
0.070%, 06/06/14	4,350	4,350
Ohio Higher Educational Facility Commission, Marietta College Project (RB) (LOC - JPMorgan Chase Bank) (VRDN)
0.070%, 06/06/14	1,235	1,235
Ohio Higher Educational Facility Commission, Oberlin College 2008 Project (RB) (SBPA - U.S. Bank NA) (VRDN)
0.060%, 06/06/14	3,600	3,600
Ohio Higher Educational Facility Commission, Xavier University 2000 Project (RB) (LOC - U.S. Bank NA) (VRDN)
0.060%, 06/06/14	50	50
Ohio Higher Educational Facility Commission, Xavier University 2008 Project (RB) Series A (LOC - U.S. Bank NA) (VRDN)
0.060%, 06/06/14	2,800	2,800
Ohio State (GO) Series B (VRDN)
0.040%, 06/06/14	2,700	2,700
Ohio State (GO) Series D (VRDN)
0.040%, 06/06/14	1,395	1,395

See Notes to Financial Statements.

26

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Ohio State Higher Educational Facility
Commission, Cleveland Clinic Health System (RB) (SBPA - Wells Fargo Bank) (VRDN) 0.020%, 06/02/14	$500	$500
Ohio State University (RB) (VRDN) 0.050%, 06/06/14	3,000	3,000
Ohio State University (RB) Series E (VRDN) 0.030%, 06/06/14	1,000	1,000
Ohio State Water Development Authority, FirstEnergy Generation Project (RB) (LOC - Bank of Nova Scotia) (VRDN) 0.060%, 06/02/14##	7,300	7,300
0.040%, 06/02/14	1,000	1,000
Pataskala (BAN) (GO)
1.650%, 11/19/14	1,295	1,303

Total Municipal Securities
(Cost $105,323)		105,323
TOTAL INVESTMENTS — 100.1%
(Cost $105,323)*		105,323

Other Assets & Liabilities – (0.1)%		(147)

TOTAL NET ASSETS — 100.0%		$105,176

*	Also cost for Federal income tax purposes.
##	All or a portion of the security has been segregated on the Fund’s books and records for delayed-delivery transactions.

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Municipal Securities	$–	$105,323	$–	$105,323

Total Assets - Investments in Securities	$–	$105,323	$–	$105,323

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

27

P N C  P e n n s y l v a n i a  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 93.2%
Pennsylvania — 82.7%
Beaver County Industrial Development Authority, FirstEnergy Generation Project (RB) Series B (LOC - Bank of Nova Scotia) (VRDN) 0.060%, 06/02/14	$2,625	$2,625
Bucks County Industrial Development Authority, Grand View Hospital (RB) Series A (LOC - TD Bank) (VRDN) 0.050%, 06/06/14	1,795	1,795
Central Dauphin School District (GO) 3.000%, 12/01/14	1,585	1,606
Commonwealth of Pennsylvania (GO) First Series 4.000%, 06/01/14	1,000	1,000
Delaware County Industrial Development Authority, United Parcel Service Project (RB) (VRDN) 0.050%, 06/02/14	1,400	1,400
Delaware River Port Authority (RB) Series A (LOC - Royal Bank of Canada) (VRDN) 0.040%, 06/06/14	2,800	2,800
Geisinger Authority, Geisinger Health System (RB) (SBPA - Northern Trust) (VRDN) 0.030%, 06/02/14	1,400	1,400
Haverford Township School District (GO) (LOC - TD Bank) (VRDN) 0.060%, 06/06/14	1,140	1,140
Lower Merion Township School District, Capital Project (GO) Series B (LOC - U.S. Bank NA) (VRDN) 0.060%, 06/06/14	3,055	3,055
Northampton County (GO) 1.000%, 08/15/14	1,280	1,282
Northampton County General Purpose Authority, Lehigh University (RB) (SBPA - JPMorgan Chase Bank) (VRDN) 0.040%, 06/06/14	700	700
Northampton County General Purpose Authority, Lehigh University (RB) Series B (SBPA - JPMorgan Chase Bank) (VRDN) 0.040%, 06/06/14	700	700
Pennsylvania Economic Development Financing Authority (RB) Series A (VRDN) 4.000%, 07/01/14	1,500	1,505
Pennsylvania Higher Educational Facilities Authority, Drexel University (RB) Series B (LOC - Wells Fargo Bank) (VRDN) 0.060%, 06/06/14	2,010	2,010
Pennsylvania Higher Educational Facilities Authority, Drexel University (RB) Second Series (LOC - JPMorgan Chase Bank) (VRDN) 0.050%, 06/06/14	500	500
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania (RB) Series A (LOC - Bank of America) (VRDN) 0.030%, 06/06/14	2,600	2,600
Philadelphia (GO) Series B (LOC - Bank of New York Mellon) (VRDN) 0.050%, 06/06/14	1,000	1,000

	Par (000)	Value (000)

Philadelphia Gas Works (RB) 8th Series B (LOC - Wells Fargo Bank) (VRDN) 0.050%, 06/06/14	$800	$800
Philadelphia Gas Works (RB) Fifth Series A-2 (LOC - JPMorgan Chase Bank) (VRDN) 0.040%, 06/06/14	2,550	2,550
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project (RB) Series B (SBPA - Wells Fargo Bank) (VRDN) 0.040%, 06/02/14	1,360	1,360
Philadelphia School District (GO) Series F (LOC - Barclays Bank PLC) (VRDN) 0.050%, 06/06/14	2,800	2,800
Philadelphia Water & Wastewater (RB) Series B (LOC - TD Bank) (VRDN) 0.050%, 06/06/14	700	700
St. Mary Hospital Authority, Catholic Health Initiatives (RB) Series C (VRDN) 0.050%, 06/06/14	1,000	1,000
University of Pittsburgh, Commonwealth System Higher Education (TECP) 0.080%, 08/04/14	1,300	1,300
Washington County Authority, University of Pennsylvania Project (RB) (VRDN) 0.030%, 06/06/14	1,250	1,250

		38,878

Puerto Rico — 10.5%
Puerto Rico Highways & Transportation Authority, Prerefunded 07/01/14 @ 100 (RB) Series J 5.000%, 07/01/14	735	738
5.125%, 07/01/14	2,475	2,485
5.125%, 07/01/14	1,440	1,446
Commonwealth of Puerto Rico, Prerefunded 07/01/14 @ 100 (GO) Series A 5.000%, 07/01/14	260	261

		4,930

Total Municipal Securities (Cost $43,808)		43,808
TOTAL INVESTMENTS — 93.2% (Cost $43,808)*		43,808
Other Assets & Liabilities – 6.8%		3,212
TOTAL NET ASSETS — 100.0%		$47,020

*	Also cost for Federal income tax purposes.

See Notes to Financial Statements.

28

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Municipal Securities	$–	$43,808	$–	$43,808

Total Assets - Investments in Securities	$–	$43,808	$–	$43,808

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

29

P N C  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 102.5%
California — 0.8%
California State (GO) Series A
(LOC - Royal Bank of Canada) (VRDN)
0.040%, 06/06/14	$4,400	$4,400

Connecticut — 2.7%
Connecticut State Health & Educational Facility
Authority, Yale University (RB) Series U-2
(VRDN)
0.030%, 06/06/14	16,000	16,000

District of Columbia — 2.3%
District of Columbia, Georgetown University
(RB) Series C (LOC -TD Bank) (VRDN)
0.050%, 06/06/14	13,650	13,650

Florida — 1.4%
Citizens Property Insurance (RB) Series A-1
5.000%, 06/01/14	5,500	5,501
Citizens Property Insurance (RB) Series A-1
(AGM)
4.500%, 06/01/14	2,875	2,875

		8,376

Illinois — 2.6%
Illinois Finance Authority, University of Chicago
(RB) (SBPA - U.S. Bank NA) (VRDN)
0.060%, 06/06/14	13,849	13,849
Illinois State, Prerefunded 09/01/14 @ 100 (GO)
5.000%, 09/01/14	1,340	1,356

		15,205

Indiana — 0.4%
Purdue University, Student Facilities System (RB)
Series A (VRDN)
0.040%, 06/06/14	2,435	2,435

Iowa — 3.5%
Iowa City (RB) (SBPA - U.S. Bank NA) (VRDN)
0.080%, 06/02/14	13,595	13,595
Iowa Finance Authority, Drake University Project
(RB) (LOC - Wells Fargo Bank) (VRDN)
0.050%, 06/02/14	1,700	1,700
Iowa Higher Education Loan Authority (RN)
Series B
2.000%, 05/14/15	4,800	4,882

		20,177

Kentucky — 0.9%
Berea Educational Facilities, Berea College Project
(RB) Series A (VRDN)
0.060%, 06/02/14	2,900	2,900
Berea Educational Facilities, Berea College Project
(RB) Series B (VRDN)
0.060%, 06/02/14	2,295	2,295

		5,195

	Par (000)	Value (000)

Louisiana — 1.8%
Louisiana Public Facilities Authority, CHRISTUS
Health (RB) Series B-3 (LOC - Bank of New York Mellon) (VRDN)
0.060%, 06/06/14	$10,535	$10,535

Maryland — 1.9%
Baltimore Industrial Development Authority,
Baltimore Capital Acquisition (RB) (LOC -
Bayerische Landesbank) (VRDN)
0.090%, 06/06/14	10,900	10,900

Massachusetts — 4.6%
Commonwealth of Massachusetts, Construction
Loan (GO) Series A (SBPA - Wells Fargo Bank)
(VRDN)
0.070%, 06/02/14	5,275	5,275
Massachusetts Health & Educational Facilities
Authority, Partners Healthcare System (RB)
Series F-4 (SBPA - Bank of America) (VRDN)
0.060%, 06/06/14	21,535	21,535

		26,810

Mississippi — 1.8%
Mississippi Business Finance Corporation,
Chevron USA, Inc. Project (RB)
Series C (VRDN)
0.060%, 06/02/14	3,800	3,800
Mississippi Business Finance Corporation,
Chevron USA, Inc. Project (RB)
Series G (VRDN)
0.060%, 06/02/14	1,000	1,000
Mississippi Business Finance Corporation,
Chevron USA, Inc. Project (RB)
Series L (VRDN)
0.060%, 06/02/14	5,500	5,500

		10,300

Missouri — 2.4%
Missouri State Health & Educational Facilities
Authority, Ascension Health (RB) Series C-3
(VRDN)
0.060%, 06/06/14	14,160	14,160

Nevada — 0.9%
Nevada State (RB)
2.000%, 12/01/14	5,000	5,044

New Jersey — 1.6%
Hudson County Improvement Authority (RB)
Series T-1
1.000%, 05/13/15	9,000	9,061

New Mexico — 3.8%
New Mexico Finance Authority, Senior Lien
Public Project (RB) Series A
2.000%, 06/01/14	3,040	3,040

See Notes to Financial Statements.

30

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
New Mexico — continued
New Mexico Hospital Equipment Loan Council,
Presbyterian HealthCare (RB) Series C (SBPA -
Wells Fargo Bank) (VRDN)
0.050%, 06/06/14	$19,110	$19,110

		22,150

New York — 5.2%
New York City (GO) Sub-Series B-3
(LOC - TD Bank) (VRDN)
0.060%, 06/06/14	16,200	16,200
New York City (GO) Sub-Series G-7
(LOC - Bank of Tokyo-Mitsubishi UFJ)
(VRDN)
0.020%, 06/06/14	6,000	6,000
New York City Municipal Water Finance
Authority (RB) Sub-Series B-2 (SBPA - Royal
Bank of Canada) (VRDN)
0.040%, 06/06/14	3,900	3,900
New York City Transitional Finance Authority,
New York City Recovery (RB) Series 1,
Sub-Series 1D (SBPA - Landesbank
Hessen-Thuringen Girozentrale) (VRDN)
0.080%, 06/02/14	4,000	4,000

		30,100

North Carolina — 2.6%
Charlotte (GO) Series A
5.000%, 07/01/15	6,560	6,902
University of North Carolina at Chapel Hill (RB)
Series B (VRDN)
0.030%, 06/06/14	8,450	8,450

		15,352

Ohio — 22.2%
Allen County Hospital Facilities, Catholic
Healthcare Partners (RB) Series C
(LOC - Union Bank NA) (VRDN)
0.060%, 06/02/14	8,100	8,100
Cleveland Department of Public Utilities Division of Water (RB) Series Q
(LOC - Bank of New York Mellon) (VRDN)
0.050%, 06/06/14	18,750	18,750
Cleveland-Cuyahoga County Port Authority,
Cleveland Museum of Art Project (RB)
Series D (SBPA - JPMorgan Chase Bank)
(VRDN)
0.060%, 06/06/14	2,200	2,200
Columbus (GO)
2.000%, 09/02/14	3,000	3,014
Cuyahoga Falls (BAN) (GO) (DD)
1.000%, 12/04/14	1,000	1,004
Fairfield Township, Fire Station Improvement
(BAN) (GO)
1.000%, 06/04/15	1,800	1,813
Fairfield Township, Fire Station Improvement
(BAN) (GO) (DD)
1.250%, 06/05/14	1,150	1,150

	Par (000)	Value (000)

Franklin County Hospital Facilities, OhioHealth
Corporation (RB) Series B (SBPA - Barclays
Bank PLC) (VRDN)
0.040%, 06/06/14	$8,300	$8,300
Franklin County Hospital Improvement,
Nationwide Children’s Hospital Project (RB)
Series B (VRDN)
0.040%, 06/06/14	1,000	1,000
Franklin County, Holy Cross Health Systems
Corporation (RB) (VRDN)
0.040%, 06/06/14	9,100	9,100
Franklin County, OhioHealth Corporation (RB)
Series A (SBPA - Barclays Bank PLC) (VRDN)
0.040%, 06/06/14	9,200	9,200
Highland Heights, Street
Improvement (BAN) (GO)
0.750%, 06/17/15	1,825	1,833
Huber Heights (BAN) (GO)
1.500%, 11/07/14	1,100	1,106
Huber Heights (BAN) (GO) Series B
1.000%, 11/07/14	2,000	2,006
Kent (GO)
1.000%, 09/04/14	2,565	2,569
Lake County (BAN) (GO)
1.000%, 07/22/14	1,000	1,001
Lakewood (BAN) (GO)
1.000%, 04/10/15	1,550	1,560
Montgomery County, Miami Valley Hospital
(RB) Series C (SPBA - Barclays Bank PLC)
(VRDN)
0.050%, 06/02/14	8,495	8,495
North Ridgeville, Capital Improvement &
Equipment (BAN) (GO)
1.000%, 06/04/15	1,405	1,414
Ohio Air Quality Development Authority
Pollution Control, FirstEnergy Nuclear
Generation Project (RB) Series B (LOC - Bank of Nova Scotia) (VRDN)
0.040%, 06/02/14	2,800	2,800
Ohio Higher Educational Facility Commission,
Cleveland Clinic Health System (RB)
Series B-4 (VRDN)
0.030%, 06/02/14	1,900	1,900
Ohio Higher Educational Facility Commission,
Oberlin College 2008 Project (RB) (SBPA -
U.S. Bank NA) (VRDN)
0.060%, 06/06/14	6,700	6,700
Ohio Higher Educational Facility Commission,
Xavier University 2000 Project (RB) (LOC -
U.S. Bank NA) (VRDN)
0.060%, 06/06/14	550	550
Ohio Higher Educational Facility Commission,
Xavier University 2008 Project (RB) Series A
(LOC - U.S. Bank NA) (VRDN)
0.060%, 06/06/14	1,000	1,000
Ohio State (GO) Series B (VRDN)
0.040%, 06/06/14	11,300	11,300
Ohio State (GO) Series C (VRDN)
0.040%, 06/06/14	4,000	4,000

See Notes to Financial Statements.

31

P N C  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Ohio State (GO) Series D (VRDN)
0.040%, 06/06/14	$5,600	$5,600
Ohio State Higher Educational Facility
Commission, Cleveland Clinic Health System
(RB) (SBPA - Wells Fargo Bank) (VRDN)
0.020%, 06/02/14	400	400
Ohio State University (RB) Series B (VRDN)
0.040%, 06/06/14	500	500
Ohio State University (RB) Series E (VRDN)
0.030%, 06/06/14	5,700	5,700
Ohio State Water Development Authority,
FirstEnergy Generation Project (RB)
(LOC - Bank of Nova Scotia) (VRDN)
0.060%, 06/02/14	3,400	3,400
Perrysburg (BAN) (GO)
1.000%, 10/30/14	1,935	1,939

		129,404

Pennsylvania — 14.3%
Beaver County Industrial Development Authority,
FirstEnergy Generation Project (RB)
Series B (LOC - Bank of Nova Scotia) (VRDN)
0.040%, 06/02/14	4,550	4,550
Bucks County Industrial Development Authority,
Grand View Hospital (RB) Series A
(LOC - TD Bank) (VRDN)
0.050%, 06/06/14	2,000	2,000
Commonwealth of Pennsylvania (GO) First Series
4.000%, 06/01/14	5,305	5,305
Delaware County Industrial Development
Authority, United Parcel Service
Project (RB) (VRDN)
0.030%, 06/02/14	700	700
Delaware River Port Authority (RB) Series A
(LOC - Royal Bank of Canada) (VRDN)
0.040%, 06/06/14	18,440	18,440
Geisinger Authority, Geisinger
Health System (RB) Series A
(SBPA - Wells Fargo Bank N.A.) (VRDN)
0.030%, 06/02/14	1,000	1,000
Lower Merion Township School District, Capital
Project (GO) Series B
(LOC - U.S. Bank NA) (VRDN)
0.060%, 06/06/14	1,000	1,000
Northampton County General Purpose Authority,
Lehigh University (RB) Series B (SBPA -
JPMorgan Chase Bank) (VRDN)
0.040%, 06/06/14	1,065	1,065
Pennsylvania Higher Educational Facilities
Authority, University of Pennsylvania (RB)
Series A (LOC - Bank of America) (VRDN)
0.030%, 06/06/14	2,400	2,400
Philadelphia Gas Works (RB) Fifth Series A-2
(LOC - JPMorgan Chase Bank) (VRDN)
0.040%, 06/06/14	250	250

	Par (000)	Value (000)

Philadelphia Hospitals & Higher Education
Facilities Authority, Children’s Hospital of
Philadelphia Project (RB) Series A
(SBPA - JPMorgan Chase Bank) (VRDN)
0.030%, 06/09/14	$6,000	$6,000
Philadelphia School District (GO) Series F (LOC
- Barclays Bank PLC) (VRDN)
0.050%, 06/06/14	4,100	4,100
Philadelphia School District (GO) Series H (LOC
- Royal Bank of Canada) (VRDN)
0.050%, 06/06/14	5,000	5,000
St. Mary Hospital Authority, Catholic Health
Initiatives (RB) Series C (VRDN)
0.050%, 06/06/14	11,660	11,660
University of Pittsburgh, Commonwealth System
Higher Education (TECP)
0.080%, 08/04/14	4,505	4,505
Washington County Authority, University of
Pennsylvania Project (RB) (VRDN)
0.050%, 06/06/14	15,220	15,220

		83,195

Tennessee — 1.7%
Chattanooga Health Educational & Housing
Facility Board, Catholic Health Initiatives (RB)
Series C (VRDN)
0.050%, 06/06/14	9,840	9,840

Texas — 14.5%
Harris County Cultural Education Facilities
Finance Corporation, Methodist Hospital
System (RB) Sub-Series C-1 (VRDN)
0.070%, 06/02/14	8,870	8,870
Harris County Health Facilities Development
Corporation, Methodist Hospital System (RB)
Series A-1 (VRDN)
0.070%, 06/02/14	3,500	3,500
Lower Neches Valley Authority Industrial
Development, Exxon Mobil Project (RB)
(VRDN)
0.050%, 06/02/14	15,680	15,680
Lubbock Independent School District,
Prerefunded 02/15/15 @ 100 (GO) Series A
(PSF-GTD)
4.000%, 02/15/15	1,000	1,027
Red River Education Financing Corporation,
Texas Christian University Project (RB)
(SBPA - Northern Trust) (VRDN)
0.060%, 06/06/14	14,000	14,000
Tarrant County Cultural Education Facilities
Finance Corporation, Baylor Health Care
System Project (RB) Series D (LOC -
JPMorgan Chase Bank) (VRDN)
0.060%, 06/06/14	13,100	13,100
Texas (GO) Series B
4.000%, 08/01/14	1,520	1,530
Texas (GO) Series C
4.000%, 08/01/14	1,135	1,142
Texas (TAN) (RN)
2.000%, 08/28/14	7,000	7,030

See Notes to Financial Statements.

32

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Texas — continued
University of Texas System (RB) Series B (VRDN)
0.030%, 06/06/14	$2,950	$2,950
0.040%, 06/06/14	5,420	5,420
0.050%, 06/06/14	10,000	10,000

		84,249

Utah — 3.7%
Utah County, IHC Health Services (RB) Series C
(SBPA - U.S. Bank NA) (VRDN)
0.040%, 06/06/14	10,800	10,800
Utah State (GO) Series A
5.000%, 07/01/15	10,000	10,522

		21,322

Virginia — 2.8%
Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute
(RB) Series A (VRDN)
0.040%, 06/06/14	5,000	5,000
Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute
(RB) Series B (VRDN)
0.030%, 06/06/14	4,000	4,000
Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute
(RB) Series E (VRDN)
0.040%, 06/06/14	7,250	7,250

		16,250

West Virginia — 1.9%
West Virginia Economic Development Authority,
Correctional, Juvenile and Public Safety
Facilities, Prerefunded 06/01/14 @ 100 (RB)
Series A (NATL-RE)
5.000%, 06/01/14	11,200	11,201

Puerto Rico — 0.2%
Commonwealth of Puerto Rico, Prerefunded
07/01/14 @ 100 (GO) Series A
5.000%, 07/01/14	1,000	1,004
Total Municipal Securities
(Cost $596,315)		596,315
TOTAL INVESTMENTS — 102.5%

(Cost $596,315)*		596,315
Other Assets & Liabilities – (2.5)%		(14,566)
TOTAL NET ASSETS — 100.0%		$581,749

*	Also cost for Federal income tax purposes.

See Notes to Financial Statements.

33

P N C  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Municipal Securities	$–	$596,315	$–	$596,315

Total Assets - Investments in Securities	$–	$596,315	$–	$596,315

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

34

P N C  T r e a s u r y  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 4

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 104.8%
U.S. Treasury Bills† — 67.8%
0.007%, 06/05/14	$10,000	$10,000
0.039%, 06/05/14	20,000	20,000
0.007%, 06/12/14	10,000	10,000
0.041%, 06/12/14	20,000	20,000
0.000%, 06/19/14	7,000	7,000
0.019%, 06/19/14	15,000	15,000
0.020%, 06/19/14	5,000	5,000
0.025%, 06/19/14	5,000	5,000
0.026%, 06/19/14	10,000	10,000
0.010%, 06/26/14	10,000	10,000
0.010%, 06/26/14	10,000	10,000
0.024%, 06/26/14	10,000	10,000
0.039%, 06/26/14	7,000	7,000
0.011%, 07/03/14	25,000	25,000
0.024%, 07/03/14	7,000	7,000
0.000%, 07/10/14	24,000	23,999
0.023%, 07/10/14	10,000	9,999
0.027%, 07/10/14	7,000	7,000
0.030%, 07/10/14	10,000	9,999
0.016%, 07/31/14	6,000	6,000
0.024%, 07/31/14	5,000	5,000
0.030%, 08/14/14	10,000	9,999
0.022%, 08/21/14	4,000	4,000
0.032%, 08/28/14	6,000	5,999
0.040%, 09/18/14	10,000	9,998

		262,993

U.S. Treasury Notes — 37.0%
0.250%, 06/30/14	27,000	27,004
0.625%, 07/15/14	27,000	27,018
0.125%, 07/31/14	1,000	1,000
0.500%, 08/15/14	35,000	35,034
0.250%, 09/15/14	25,000	25,015
0.500%, 10/15/14	20,000	20,034
0.075%, 01/31/16 (FRN)	8,500	8,499

		143,604

Total U.S. Treasury Obligations
(Cost $406,597)		406,597

	Number of Shares	Value (000)
MONEY MARKET FUNDS — 0.7%
BlackRock Treasury Trust Fund††	500,000	$500
Dreyfus Treasury Prime Cash Management	2,024,395	2,024

Total Money Market Funds
(Cost $2,524)		2,524
TOTAL INVESTMENTS — 105.5%

(Cost $409,121)*		409,121
Other Assets & Liabilities – (5.5)%		(21,202)
TOTAL NET ASSETS — 100.0%		$387,919

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

35

P N C  T r e a s u r y  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 3

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Money Market Funds	$2,524	$–	$–	$2,524

U.S. Treasury Obligations	–	406,597	–	406,597

Total Assets - Investments in Securities	$2,524	$406,597	$–	$409,121

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

36

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P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

M a y  3 1 ,  2 0 1 4

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund

ASSETS
Investments in non-affiliates at value	$524,489	$1,390,204	$105,323
Investments in affiliates at value	15,017	–	–
Investments in repurchase agreements at value	341,967	231,080	–

Total Investments at value(1)	881,473	1,621,284	105,323

Cash	1	2,276	688
Receivable for shares of beneficial interest issued	8,426	3,598	485
Dividends and interest receivable	361	243	166
Receivable from Adviser	45	–	3
Receivable from Underwriter	56	4	–
Prepaid expenses	31	46	9
Other assets	88	187	21

Total Assets	890,481	1,627,638	106,695

LIABILITIES
Payable for shares of beneficial interest redeemed	18,199	15,680	58
Payable for investment securities purchased	–	–	1,412
Dividends payable
Class I	7	33	2
Class A	1	5	–
Investment advisory fees payable	–	30	–
Administration fees payable	40	74	6
Custodian fees payable	7	11	1
Transfer agent fees payable	12	20	2
Trustees’ deferred compensation payable	88	187	21
Trustees’ fees payable	22	41	3
Other liabilities	90	127	14

Total Liabilities	18,466	16,208	1,519

TOTAL NET ASSETS	$872,015	$1,611,430	$105,176

Investments in non-affiliates at cost	$524,489	$1,390,204	$105,323
Investments in affiliates at cost	15,017	–	–
Investments in repurchase agreements at cost	341,967	231,080	–

(1) Total Investments at cost	$881,473	$1,621,284	$105,323

See Notes to Financial Statements.

38

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$872,083	$1,611,533	$105,177

Undistributed (Distributions in Excess of) Net Investment Income	(8)	(103)	1

Accumulated Net Realized Gain (Loss) on Investments	(60)	–	(2)

Total Net Assets	$872,015	$1,611,430	$105,176

NET ASSET VALUE (In unrounded dollars and shares):

Net assets applicable to Class I	$738,099,870	$1,345,697,991	$100,999,419

Class I shares outstanding	738,292,563	1,345,833,458	101,001,926

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class A	$133,915,034	$264,307,170	$1,856,535

Class A shares outstanding	133,894,356	264,348,673	1,856,200

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class C	N/A	$1,424,347	N/A

Class C shares outstanding	N/A	1,424,340	N/A

Net Asset Value, Offering and Redemption Price Per Share	N/A	$1.00	N/A

Net assets applicable to Class T	N/A	N/A	$2,320,062

Class T shares outstanding	N/A	N/A	2,320,058

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$1.00

See Notes to Financial Statements.

39

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I ES  ( 0 0 0 )

M a y  3 1 ,  2 0 1 4

	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

ASSETS
Investments in non-affiliates at value	$43,808	$596,315	$408,621
Investments in affiliates at value	–	–	500

Total Investments at value(1)	43,808	596,315	409,121

Cash	2,746	390	–
Receivable for investments sold	–	10,000	–
Receivable for shares of beneficial interest issued	290	351	2,337
Maturities receivable	–	–	9,000
Dividends and interest receivable	179	1,255	170
Receivable from Adviser	5	34	41
Receivable from Underwriter	4	1	3
Prepaid expenses	830		34
Other assets	9	64	39

Total Assets	47,049	608,440	420,745

LIABILITIES
Payable for shares of beneficial interest redeemed	4	2,668	32,717
Payable for investment securities purchased	–	23,833	–
Dividends payable
Class I	3	8	2
Class A	–	1	2
Class T	–	2	–
Administration fees payable	4	30	21
Custodian fees payable	–	3	2
Transfer agent fees payable	1	9	4
Trustees’ deferred compensation payable	9	64	39
Trustees’ fees payable	1	18	11
Other liabilities	7	55	28

Total Liabilities	29	26,691	32,826

TOTAL NET ASSETS	$47,020	$581,749	$387,919

Investments in non-affiliates at cost	$43,808	$596,315	$408,621
Investments in affiliates at cost	–	–	500

(1) Total Investments at cost	$43,808	$596,315	$409,121

See Notes to Financial Statements.

40

	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$47,021	$581,763	$387,957

Undistributed (Distributions in Excess of) Net Investment Income	4	1	(27)

Accumulated Net Realized Gain (Loss) on Investments	(5)	(15)	(11)

Total Net Assets	$47,020	$581,749	$387,919

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$37,440,575	$419,054,050	$214,348,050

Class I shares outstanding	37,495,910	419,104,638	214,383,517

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class A	$8,419,108	$39,591,291	$173,570,819

Class A shares outstanding	8,417,428	39,588,716	173,580,844

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class T	$1,159,888	$123,103,767	N/A

Class T shares outstanding	1,160,802	123,103,480	N/A

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	N/A

See Notes to Financial Statements.

41

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S    O F    O P E R A T I O N S   ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  31 ,  2 0 1 4

	Government Money Market Fund	Money Market Fund
Investment Income:
Dividends	$ 2	$ 1
Interest	732	2,563
Total Investment Income	734	2,564
Expenses:
Investment advisory fees	2,271	4,217
Administration fees	466	858
Transfer agent fees	117	219
Custodian fees	37	61
Professional fees	170	312
Pricing service fees	2	12
Printing and shareholder reports	13	51
Registration and filing fees	45	66
Trustees’ fees	74	132
Miscellaneous	66	103
Total Expenses	3,261	6,031
Less:
Waiver of investment advisory fees(1)	(2,271)	(4,133)
Expense reimbursement(1)	(347)	–
Expense reimbursement from Underwriter:(2)
Class A	(56)	(4)
Net Expenses	587	1,894
Net Investment Income (Loss)	147	670
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments Sold	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 147	$ 670

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

42

Ohio Municipal Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

$ –	$ –	$ –	$ –
142	53	622	206
142	53	622	206

265	122	1,463	1,132
76	40	377	237
19	9	92	56
6	4	21	12
32	20	141	90
5	5	18	3
5	3	9	6
18	17	47	33
11	5	60	36
7	3	35	31
444	228	2,263	1,636

(265)	(122)	(1,463)	(1,132)
(64)	(68)	(323)	(343)

–	(4)	(1)	(3)
115	34	476	158
27	19	146	48

–	–	–	2
$ 27	$ 19	$ 146	$ 50

See Notes to Financial Statements.

43

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S    O F    C H A N G E S    I N    N E T    A S S E T S   ( 0 0 0 )

	Government Money Market Fund		Money Market Fund
	For the Year Ended		For the Year Ended
	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013
Investment Activities:
Net investment income (loss)	$ 147	$ 95	$ 670	$ 878
Net realized gain (loss) on investments sold	–	4	–	11
Net increase (decrease) in net assets resulting from operations	147	99	670	889
Dividends to Shareholders:
Dividends from net investment income:
Class I	(100)	(86)	(606)	(742)
Class A	(13)	(9)	(110)	(156)
Class T	–	–	–	–
Total dividends	(113)	(95)	(716)	(898)
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Class I	1,908,119	1,895,857	1,606,425	1,760,255
Class A	1,512,930	1,287,741	605,782	761,686
Class C	–	–	1,529	26
Class T	–	–	–	–
Reinvestment of dividends:
Class I	–	–	37	5
Class A	–	–	34	48
Total proceeds from shares issued and reinvested	3,421,049	3,183,598	2,213,807	2,522,020
Value of shares redeemed:
Class I	(1,979,229)	(2,047,145)	(1,616,710)	(1,839,107)
Class A	(1,458,857)	(1,317,475)	(598,107)	(885,356)
Class C	–	–	(181)	(28)
Class T	–	–	–	–
Total value of shares redeemed	(3,438,086)	(3,364,620)	(2,214,998)	(2,724,491)
Increase (decrease) in net assets from share transactions	(17,037)	(181,022)	(1,191)	(202,471)
Contribution of capital by affiliate(1)	–	–	–	–
Total increase (decrease) in net assets	(17,003)	(181,018)	(1,237)	(202,480)
Net Assets:
Beginning of year	889,018	1,070,036	1,612,667	1,815,147
End of year*	$ 872,015	$ 889,018	$ 1,611,430	$ 1,612,667

*Including undistributed (distributions in excess of) net investment income	$ (8)	$ (42)	$ (103)	$ (57)

(1)	See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

44

Ohio Municipal Money Market Fund		Pennsylvania Tax Exempt Money Market Fund		Tax Exempt Money Market Fund		Treasury Money Market Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013

$ 27	$ 32	$ 19	$ 14	$ 146	$ 142	$ 48	$ 37
–	1	–	(4)	–	2	2	10
27	33	19	10	146	144	50	47

(25)	(31)	(12)	(13)	(104)	(109)	(38)	(29)
–	(1)	(2)	(2)	(10)	(8)	(19)	(11)
(1)	–	(1)	–	(31)	(25)	–	–
(26)	(32)	(15)	(15)	(145)	(142)	(57)	(40)

218,101	279,219	73,514	112,544	1,107,923	1,040,737	810,963	805,168
15,607	35,955	33,211	31,234	199,657	77,175	522,184	292,430
–	–	–	–	–	–	–	–
21,537	4,927	13,214	9,902	424,063	329,061	–	–

–	–	–	–	–	–	–	–
–	–	1	2	4	4	–	–
255,245	320,101	119,940	153,682	1,731,647	1,446,977	1,333,147	1,097,598

(255,984)	(278,750)	(90,156)	(118,457)	(1,198,749)	(1,062,268)	(886,447)	(842,028)
(17,980)	(33,572)	(32,804)	(31,984)	(202,496)	(72,002)	(469,411)	(255,338)
–	–	–	–	–	–	–	–
(20,513)	(5,636)	(15,626)	(6,973)	(421,501)	(237,898)	–	–
(294,477)	(317,958)	(138,586)	(157,414)	(1,822,746)	(1,372,168)	(1,355,858)	(1,097,366)
(39,232)	2,143	(18,646)	(3,732)	(91,099)	74,809	(22,711)	232
–	–	–	–	–	–	–	–
(39,231)	2,144	(18,642)	(3,737)	(91,098)	74,811	(22,718)	239

144,407	142,263	65,662	69,399	672,847	598,036	410,637	410,398
$ 105,176	$ 144,407	$ 47,020	$ 65,662	$ 581,749	$ 672,847	$ 387,919	$ 410,637

$ 1	$ –	$ 4	$ –	$ 1	$ –	$ (27)	$ (18)

See Notes to Financial Statements.

45

P N C  M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I AL  S T A T E M E N T S

M a y  3 1 ,  2 0 1 4

1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. As of May 31, 2014, the Trust offered for sale shares of 37 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the PNC Money Market Funds, as defined below, Class I, Class T and Class A Shares are sold without a sales charge; Class C Shares of PNC Money Market Fund are available only through dividend reinvestments, permitted exchanges or an initial purchase through a retirement plan, and may incur contingent deferred sales charges. Contingent deferred sales charges may be reduced or waived under certain circumstances.

As of May 31, 2014, the Trust offered five asset categories that consist of the following Funds:

Target Date Funds

PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund;

Equity Funds

PNC Balanced Allocation Fund, PNC International Equity Fund, PNC Large Cap Core Fund, PNC Large Cap Growth Fund, PNC Large Cap Value Fund, PNC Mid Cap Fund, PNC Mid Cap Index Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC S&P 500 Index Fund, PNC Small Cap Fund and PNC Small Cap Index Fund;

Fixed Income Funds

PNC Bond Fund, PNC Government Mortgage Fund, PNC High Yield Bond Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund;

Tax Exempt Bond Funds

PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Michigan Intermediate Municipal Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund, PNC Pennsylvania Intermediate Municipal Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund; and

Money Market Funds

PNC Government Money Market Fund, PNC Money Market Fund, PNC Ohio Municipal Money Market Fund, PNC Pennsylvania Tax Exempt Money Market Fund, PNC Tax Exempt Money Market Fund and PNC Treasury Money Market Fund.

The financial statements presented herein are those of the Money Market Funds (each referred to as a “Fund,” or collectively as the “Funds”). The financial statements of the Target Date Funds, Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

The investments of the Funds, other than investments in other money market funds, repurchase agreements, and funding agreements are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this

48

method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees of the Trust (the “Board”). No such investments held on May 31, 2014 were valued using a method other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

Investments in repurchase agreements and funding agreements are generally valued at par each business day.

Fair value represents the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Investment Companies – investments in open-end mutual funds which are valued at their closing NAV.

•	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, observable correlated market inputs.

Fixed Income Securities, Short Term Obligations Valued at Amortized Cost and Funding and Repurchase Agreements Valued at Par – independent pricing service-supplied valuations or quoted prices for similar securities or obligations, including matrix pricing, based on methods which consider standard inputs such as yields or prices of securities or obligations of comparable quality, stability, risk, coupon, collateral (as applicable), maturity, type, trading factors, multiple indications of value from dealers or other financial institutions that trade the securities or obligations.

•	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments; or, the significant use of unobservable inputs or stale inputs.

Each Fund recognizes transfers into and out of levels at the end of the reporting period.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2014 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments

49

P N C   M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 4

are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Repurchase Agreements

Each Fund, with the exception of Treasury Money Market Fund, may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value. Upon an event of default under the Master Repurchase Agreement, if the seller defaults and the value of the collateral security declines or if the seller enters an insolvency proceeding, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral security and recovery of any losses incurred.

At period end, certain Funds had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral received exceeded the value of the repurchase agreements as of May 31, 2014.

Master Agreements and Netting Arrangements

Certain Funds are parties to various agreements, including but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event, default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but can include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Yankee Obligations

PNC Money Market Fund may invest in Yankee obligations. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign

50

country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; currency fluctuation and expropriation or nationalization of foreign issuers. However, Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Funds pursuant to the Advisory Agreement with PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees, waivers and expense reimbursements that were in effect during the fiscal year ended May 31, 2014.

	Annual Rate	Fee Waiver	Expense Reimbursement
Government Money Market Fund*	0.25%	0.25%	0.04%
Money Market Fund*	0.25%	0.24%	0.00%
Ohio Municipal Money Market Fund*	0.20%	0.20%	0.05%
Pennsylvania Tax Exempt Money Market Fund*	0.20%	0.20%	0.11%
Tax Exempt Money Market Fund*	0.20%	0.20%	0.04%
Treasury Money Market Fund*	0.25%	0.25%	0.08%
*

The Adviser voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.04% for Money Market Fund from June 1, 2013 through March 2, 2014 and 0.03% from March 3, 2014 through May 31, 2014 and 0.01% for Government Money Market and Treasury Money Market Funds. The Adviser also voluntarily agreed to waive fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.02% for each of the Tax Exempt Money Market Funds. This voluntary advisory fee waiver and expense reimbursement may be changed or terminated by the Adviser at any time.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class C and Class T Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class C and Class T Shares in consideration for payment of up to 0.25% of the average daily net assets of each Fund’s Class A Shares or Class C Shares and up to 0.10% of the average daily net assets of each Fund’s Class T Shares.

The Funds suspended accrual and payment of Shareholder Services Fees effective January 1, 2010. This suspension is voluntary and may be changed at any time.

Trustees’ Fees

For his or her service as a Trustee of the Trust and PNC Advantage Funds (“Advantage”), each Trustee receives an annual consolidated fee of $76,000 plus $7,250 for each quarterly Board meeting attended in person, and such amount, up to a maximum of $3,250, as may be determined for attendance at special Board meetings convened as necessary, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, PNC Funds Distributor, LLC (the “Underwriter”), or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or Advantage, another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser, receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and Advantage based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

51

P N C   M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 4

Administration Fees

The Trust, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds, excluding the Target Date Funds. For their services as Co-Administrators during the fiscal year ended May 31, 2014, approximately 0.0217% was allocated to BNY Mellon and 0.0283% was allocated to the Adviser in aggregate. BNY Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Affiliated Money Market Funds

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the Funds offered by the Trust, Advantage and/or the BlackRock Funds.

PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser.

The investments by Government Money Market and Treasury Money Market Funds in PNC Advantage Institutional Government Money Market and BlackRock Treasury Trust Funds, respectively, remained unchanged during the fiscal year ended May 31, 2014.

Details of affiliated holdings at May 31, 2014 are included in the respective Fund’s Schedule of Investments.

For the fiscal year ended May 31, 2014, total income from affiliate for each of the Government Money Market Fund and Treasury Money Market Fund was less than $500. The amounts are included, but not separately disclosed, in the Statements of Operations.

4. Custodian, Distribution/12b-1 and Transfer Agent Fees

Custodian Fees

The Bank of New York Mellon, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. The Bank of New York Mellon also serves as Custodian for Advantage. The Custodian fees for the Trust (excluding the Target Date Funds) and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion of the Trust (excluding the Target Date Funds) and Advantage. The Custodian fees are allocated to the Trust (excluding the Target Date Funds) and Advantage based on each Fund’s relative average daily net assets. The Bank of New York Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Distribution/12b-1 Fees

For its services to the Trust, the Underwriter, a wholly owned subsidiary of Foreside Financial Group, LLC, receives an annual fee payable directly by the Adviser.

The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1”). Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Board renewed a commitment whereby actual distribution fees for Class A Shares will be no more than 0.00% per annum. This commitment continues through September 30, 2014, at which time the Board will consider whether to renew, revise or discontinue it.

The Trust also has adopted a distribution plan for Class C Shares of the Money Market Fund in accordance with Rule 12b-1. Pursuant to the Class C Shares plan, Money Market Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount up to 0.75% per annum of the average daily net assets of the Fund’s Class C Shares.

During the fiscal year ended May 31, 2014, the 12b-1 accrual was at an annual rate of 0.00% for each of the Funds.

52

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

5. Federal Income Taxes

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the the fiscal year ended May 31, 2014 and for each Fund’s open tax years (years ended May 31, 2011 through May 31, 2013) and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2014 and May 31, 2013 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)	Total (000)
Government Money Market Fund
2014	$–	$113	$113
2013	–	97	97
Money Market Fund
2014	–	749	749
2013	–	898	898
Ohio Municipal Money Market Fund
2014	27	–	27
2013	32	–	32
Pennsylvania Tax Exempt Money Market Fund
2014	13	–	13
2013	14	1	15
Tax Exempt Money Market Fund
2014	146	–	146
2013	140	–	140
Treasury Money Market Fund
2014	–	57	57
2013	–	40	40

As of May 31, 2014, the components of total net assets on a tax basis were as follows:

	Paid-in Capital (000)	Undistributed Tax Exempt Income (000)	Undistributed Ordinary Income (000)	Capital Loss Carryforward (000)	Late-Year Losses Deferred (000)	Other Temporary Differences (000)	Total Net Assets (000)
Government Money Market Fund	$872,083	$–	$70	$(59)	$–	$(79)	$872,015
Money Market Fund	1,611,533	–	41	–	–	(144)	1,611,430
Ohio Municipal Money Market Fund	105,177	16	–	(2)	–	(15)	105,176
Pennsylvania Tax Exempt Money Market Fund	47,021	10	–	(5)	–	(6)	47,020
Tax Exempt Money Market Fund	581,763	59	–	(15)	–	(58)	581,749
Treasury Money Market Fund	387,957	–	10	(10)	–	(38)	387,919

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains

53

P N C  M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 4

may differ from the year that the income or realized capital gains (losses) were recorded by the Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2014:

	Undistributed (Distributions in Excess of) Net Investment Income (000)		Accumulated Net Realized Losses (000)		Paid-in Capital (000)
Money Market Fund	$–	*	$–	*	$–
*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2014, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
Treasury Money Market Fund	$2

At May 31, 2014, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2016	2017	2018	2019	Indefinite	Total
Government Money Market Fund	$–	$59	$–	$–	$–	$59
Ohio Municipal Money Market Fund	–	–	–	2	–	2
Pennsylvania Tax Exempt Money Market Fund	–	–	–	–	5	5
Tax Exempt Money Market Fund	15	–	–	–	–	15
Treasury Money Market Fund	–	1	9	–	–	10

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards, which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

6. Market and Credit Risk

An investment in a Fund is subject to a number of risks. Below is a discussion of some, but not all, of the risks of investing in the Funds. Please see the relevant Fund’s prospectus for a discussion of the principal risks of investing in the Fund.

Each of the Funds may invest up to 5% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. Tax Exempt Money Market Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds. The repayment of certain municipal obligations may be insured by third parties. Although bond insurance reduces the risk of loss due to default by a municipal issuer, insured bonds remain subject to the risk that their market values may fluctuate for other

54

reasons and there is no assurance that the insurance provider will meet its obligations. Insured securities have been identified in the Schedules of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include letters of credit and liquidity guarantees.

For further discussion of Market and Credit Risks, please see the Funds’ Prospectus.

7. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

8. Contribution of Capital by Affiliate

On October 8, 2013, a payment was voluntarily made by PNC Bank, N.A. (“PNC”), an affiliate of the Adviser, to Money Market Fund in the amount of $484. This payment represents a reimbursement of shareholder services fees borne in prior periods by Class A shares and Class C shares of the Fund. For tax purposes, this amount represents capital and is included as “Contribution of capital by affiliate” in the Fund’s Statement of Changes in Net Assets.

9. Expense Reimbursement from Underwriter

During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A shares and Class C Shares of certain Funds (the “Payee Funds”). This reimbursement, which was paid on June 12, 2014, represents shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and C shareholders. These amounts are included as “Receivable from Underwriter” and “Expense reimbursement from Underwriter” in the respective Payee Funds’ Statement of Assets and Liabilities and Statement of Operations, respectively.

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (the “FASB”) issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

11. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. There were no material subsequent events identified which required adjustment to, or additional disclosure in, the financial statements.

55

P N C   M o n e y   M a r k e t   F u n d s

N O T I C E   T O   S H A R E H O L D E R S

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2014 income tax purposes will be sent to them in early 2015. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2014 tax year end, please consult your tax adviser as to the pertinence of this notice.

Of the dividends paid by each Fund, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Ohio Municipal Money Market Fund	100.00%
Pennsylvania Tax Exempt Money Market Fund	100.00%
Tax Exempt Money Market Fund	100.00%

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Fund Holdings

A monthly listing of the holdings of the PNC Money Market Funds can be found by visiting the Trust’s website at pncfunds.com.

56

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P N C   M o n e y  M a r k e t  F u n d s

P N C   F U N D S  N O T I C E  O F  P R I V A C Y  P O L I C Y  &  P R A C T I C E S

(U n a u d i t e d)

The funds recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

—	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

—	Account History. including information about the transactions and balances in a customer’s accounts; and

—	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

—	As Authorized – if you request or authorize the disclosure of the information.

—

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

—

Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

—	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

—	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-622-3863 for PNC Funds.

(1)	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’ shares.
(2)	The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

P.O. Box 9795
Providence, RI 02940-9795

PRESORTED STANDARD
U.S. POSTAGE
PAID
BNY MELLON

INVESTMENT ADVISER:

PNC Capital Advisors, LLC

One East Pratt Street

Baltimore, MD 21202

PNC FUNDS

AR-003-0614

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description. However, with the recent appointment of a new President and Chief Compliance Officer for the Registrant, the Code has been amended to update it with the new individuals filling such roles, who are subject to the Code. A copy of the Code with such updates is included.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Dorothy A. Berry, L. White Matthews III and Stephen M. Todd is each qualified to serve as an Audit Committee financial expert serving on its Audit Committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the Registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $778,850 and $709,045 for the fiscal years ended May 31, 2014 and 2013, respectively.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $0 and $0 for the fiscal years ended May 31, 2014 and 2013, respectively.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2014 and 2013, respectively.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $24,864 and $47,162 for the fiscal years ended May 31, 2014 and 2013, respectively. The fees are associated with the review of six funds’ excise tax calculations and Subchapter M distribution requirements; and, the review of six funds’ federal and state income tax returns and Subchapter M distribution requirements.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2014 and 2013, respectively.

All Other Fees

(d)

The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2014 and 2013, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2014 and 2013, respectively.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)

The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)

The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.

Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)

The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2013 and 2012, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period including condensed Schedules of Investments for PNC Mid Cap Index Fund, PNC S&P 500 Index Fund, and PNC Small Cap Index Fund are included as part of the report to shareholders filed under Item 1. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for PNC Mid Cap Index Fund, PNC S&P 500 Index Fund, and PNC Small Cap Index Fund are listed below.

PNC Mid Cap Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

	Number of Shares	Value (000)
COMMON STOCKS — 98.2%
Consumer Discretionary — 12.3%
Aaron’s*	147	$5
Advance Auto Parts	135	17
AMC Networks, Cl A*	147	9
American Eagle Outfitters	525	6
ANN*	95	4
Apollo Education Group*	214	6
Ascena Retail Group*	319	5
Bally Technologies*	106	6
Big Lots*	129	5
Brinker International	138	7
Cabela’s*	109	7
Carter’s	120	9
Cheesecake Factory	106	5
Chico’s FAS	410	6
Cinemark Holdings	224	7
CST Brands	153	5
Deckers Outdoor*	69	5
DeVry Education Group	102	4
Dick’s Sporting Goods	283	13
Domino’s Pizza	117	9
DreamWorks Animation SKG, Cl A*	168	5
Foot Locker	263	13
Gentex	311	9
Guess?	150	4
Hanesbrands	174	15
HSN	77	4
Jarden*	258	15
John Wiley & Sons, Cl A	95	5
Kate Spade*	259	9
Lamar Advertising, Cl A	141	7
Life Time Fitness*	78	4
LKQ*	653	18
Meredith	83	4
Murphy USA*	80	4
New York Times, Cl A	252	4
NVR*	9	10
Office Depot*	826	4
Panera Bread, Cl A*	66	10
Polaris Industries	139	18
Rent-A-Center	142	4
Service Corp International	446	9
Signet Jewelers (Bermuda)	130	14
Sotheby’s	176	7
Tempur Sealy International*	115	6
Thor Industries	90	5
Toll Brothers*	335	12
Tupperware Brands	122	10
Wendy’s	614	5
Williams-Sonoma	170	11

		385

Consumer Staples — 3.0%
Church & Dwight	292	20
Dean Foods	204	4
Energizer Holdings	127	15
Flowers Foods	400	8
Hillshire Brands	213	11
Ingredion	156	12
Lancaster Colony	42	4
Post Holdings*	72	4
United Natural Foods*	107	7

	Number of Shares	Value (000)

WhiteWave Foods, Cl A*	261	$8

		93

Energy — 5.9%
Atwood Oceanics*	135	7
CARBO Ceramics	35	5
Cimarex Energy	150	19
Dresser-Rand Group*	166	10
Dril-Quip*	91	9
Energen	140	12
Gulfport Energy*	169	10
Helix Energy Solutions Group*	217	5
HollyFrontier	432	21
Oceaneering International	255	18
Oil States International*	114	12
Patterson-UTI Energy	231	8
Rosetta Resources*	139	7
SM Energy	144	11
Superior Energy Services	296	10
Tidewater	125	7
Unit*	76	5
World Fuel Services	151	7

		183

Financials — 23.0%
Affiliated Managers Group*	116	22
Alexander & Baldwin	97	4
Alexandria Real Estate Equities REIT	144	11
Alleghany*	35	15
American Campus Communities REIT	217	8
American Financial Group	155	9
Arthur J Gallagher	292	13
Aspen Insurance Holdings (Bermuda)	127	6
Associated Banc	355	6
BancorpSouth	176	4
Bank of Hawaii	99	5
BioMed Realty Trust REIT	394	9
Brown & Brown	279	8
Camden Property Trust REIT	180	13
Cathay General Bancorp	163	4
CBOE Holdings	194	10
City National	107	8
Commerce Bancshares	185	8
Corporate Office Properties Trust REIT	183	5
Corrections Corp of America REIT	268	9
Cullen/Frost Bankers	114	8
Duke Realty REIT	670	12
East West Bancorp	312	10
Eaton Vance	300	11
Essex Property Trust REIT	0	0
Everest Re Group (Bermuda)	99	16
Extra Space Storage REIT	206	11
Federal Realty Investment Trust REIT	132	16
Federated Investors, Cl B	208	6
Fidelity National Financial, Cl A	469	16
First American Financial	220	6
First Horizon National	512	6
First Niagara Financial Group	970	8
FirstMerit	423	8
Fulton Financial	451	5
Hancock Holding	189	6
Hanover Insurance Group	90	5

See Notes to Financial Statements.

1

PNC Mid Cap Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
HCC Insurance Holdings	215	$10
Highwoods Properties REIT	178	7
Home Properties REIT	123	8
Hospitality Properties Trust REIT	316	9
Janus Capital Group	314	4
Jones Lang LaSalle	83	10
Kemper	123	4
Kilroy Realty REIT	160	10
Liberty Property Trust REIT	310	12
Mack-Cali Realty REIT	187	4
Mercury General	80	4
Mid-America Apartment Communities REIT	140	10
MSCI*	253	11
National Retail Properties REIT	255	9
New York Community Bancorp	1,001	15
Old Republic International	484	8
Omega Healthcare Investors REIT	239	9
Potlatch REIT	91	4
Primerica	113	5
Prosperity Bancshares	130	8
Protective Life	160	8
Raymond James Financial	262	13
Rayonier REIT	266	13
Realty Income REIT	442	19
Regency Centers REIT	193	10
Reinsurance Group of America	148	12
SEI Investments	308	10
Senior Housing Properties Trust REIT	435	10
Signature Bank*	96	11
SL Green Realty REIT	183	20
StanCorp Financial Group	95	6
SVB Financial Group*	96	10
Synovus Financial	292	7
Taubman Centers REIT	132	10
TCF Financial	358	6
Trustmark	173	4
UDR REIT	509	14
Valley National Bancorp	458	4
Waddell & Reed Financial, Cl A	189	11
Washington Federal	238	5
Webster Financial	194	6
Weingarten Realty Investors REIT	244	8
WR Berkley	240	11

		716

Healthcare — 9.2%
Allscripts Healthcare Solutions*	385	6
Bio-Rad Laboratories, Cl A*	44	5
Charles River Laboratories International*	103	6
Community Health Systems*	223	9
Cooper	106	14
Covance*	130	11
Cubist Pharmaceuticals*	152	10
Endo International PLC (Ireland)*	266	19
Health Net*	144	6
Henry Schein*	179	21
Hill-Rom Holdings	124	5
HMS Holdings*	236	4
Hologic*	550	13
IDEXX Laboratories*	97	12

	Number of Shares	Value (000)

LifePoint Hospitals*	92	$6
Mallinckrodt PLC (Ireland)*	84	7
MEDNAX*	208	12
Mettler-Toledo International*	64	16
Omnicare	205	13
Owens & Minor	149	5
ResMed	308	15
Salix Pharmaceuticals*	100	11
STERIS	113	6
Techne	68	6
Teleflex	80	9
Thoratec*	134	4
United Therapeutics*	93	9
Universal Health Services, Cl B	173	16
VCA Antech*	177	6
WellCare Health Plans*	83	6

		288

Industrials — 16.8%
Acuity Brands	79	10
AECOM Technology*	214	7
AGCO	213	11
Alaska Air Group	110	11
Alliant Techsystems	67	8
AO Smith	151	7
B/E Aerospace*	187	18
Carlisle	124	11
CLARCOR	113	7
Clean Harbors*	115	7
Con-way	113	5
Copart*	230	8
Corporate Executive Board	74	5
Crane	96	7
Deluxe	98	5
Donaldson	293	12
Esterline Technologies*	56	6
Exelis	423	7
Fortune Brands Home & Security	402	16
FTI Consulting*	106	3
GATX	85	6
Genesee & Wyoming, Cl A*	108	11
Graco	133	10
Harsco	170	5
Herman Miller	130	4
HNI	102	4
Hubbell, Cl B	113	13
Huntington Ingalls Industries	90	9
IDEX	164	13
ITT	183	8
JB Hunt Transport Services	195	15
JetBlue Airways*	394	4
KBR	432	10
Kennametal	178	8
Kirby*	107	12
Landstar System	89	6
Lennox International	94	8
Lincoln Electric Holdings	186	12
Manpowergroup	160	13
MSA Safety	70	4
MSC Industrial Direct, Cl A	97	9
Nordson	116	9

See Notes to Financial Statements.

2

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
Oshkosh*	177	$10
Regal-Beloit	95	7
Rollins	130	4
RR Donnelley & Sons	456	7
SPX	88	9
Terex	233	9
Timken	161	10
Towers Watson, Cl A	134	15
Trinity Industries	105	9
Triumph Group	124	9
United Rentals*	140	14
URS	188	8
Valmont Industries	55	9
Wabtec	188	15
Waste Connections	263	12
Watsco	57	6
Woodward	126	6

		523

Information Technology — 15.2%
3D Systems*	237	12
ACI Worldwide*	88	5
Acxiom*	211	5
Advanced Micro Devices*	1,196	5
ANSYS*	229	17
AOL*	193	7
Arrow Electronics*	199	11
Atmel*	898	8
Avnet	287	12
Broadridge Financial Solutions	227	9
Cadence Design Systems*	546	9
Ciena*	247	5
CommVault Systems*	147	7
Compuware	520	5
Concur Technologies*	117	10
Convergys	210	5
Conversant*	141	3
CoreLogic*	210	6
Cree*	329	16
Diebold	130	5
DST Systems	63	6
Equinix*	101	20
FactSet Research Systems	91	10
Fair Isaac	71	4
Fairchild Semiconductor International*	257	4
Gartner*	186	13
Global Payments	144	10
Informatica*	255	9
Ingram Micro, Cl A*	296	8
International Rectifier*	148	4
Itron*	93	4
Jack Henry & Associates	178	10
Knowles*	190	5
Leidos Holdings	186	7
Lexmark International, Cl A	121	5
Mentor Graphics	215	5
MICROS Systems*	163	9
National Instruments	230	7
NCR*	387	13
NeuStar, Cl A*	237	7
Plantronics	97	4

	Number of Shares	Value (000)

Polycom*	316	$4
PTC*	234	9
Rackspace Hosting*	267	10
RF Micro Devices*	374	3
Riverbed Technology*	312	6
Rovi*	192	5
Science Applications International	83	3
Semtech*	173	4
Silicon Laboratories*	83	4
Skyworks Solutions	267	12
SolarWinds*	140	5
Solera Holdings	142	9
SunEdison*	351	7
Synopsys*	335	13
Tech Data*	70	4
TIBCO Software*	383	8
Trimble Navigation*	506	18
VeriFone Systems*	181	6
Vishay Intertechnology	279	4
WEX*	80	8
Zebra Technologies, Cl A*	80	6

		474

Materials — 7.4%
Albemarle	174	12
Aptargroup	140	9
Ashland	147	15
Cabot	110	6
Carpenter Technology	111	7
Commercial Metals	246	4
Compass Minerals International	64	6
Cytec Industries	72	7
Domtar	69	6
Eagle Materials	97	8
Greif, Cl A	64	4
Louisiana-Pacific*	366	5
Martin Marietta Materials	90	11
Minerals Technologies	68	4
NewMarket	20	8
Olin	167	5
Packaging Corporation of America	197	14
Reliance Steel & Aluminum	172	12
Rock Tenn, Cl A	168	17
Royal Gold	132	8
RPM International	271	12
Scotts Miracle-Gro, Cl A	94	6
Sensient Technologies	99	5
Silgan Holdings	91	5
Sonoco Products	216	9
Steel Dynamics	472	8
Valspar	169	13
Worthington Industries	113	5

		231

Telecommunication Services — 0.5%
Telephone & Data Systems	226	6
tw telecom*	296	10

		16

Utilities — 4.9%
Alliant Energy	228	13
Aqua America	391	10

See Notes to Financial Statements.

3

PNC Mid Cap Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

	Number of Shares	Value (000)
COMMON STOCKS — continued
Utilities — continued
Atmos Energy	187	$9
Black Hills	90	5
Cleco	124	6
Great Plains Energy	327	8
Hawaiian Electric Industries	230	6
IDACORP	104	6
MDU Resources Group	366	12
National Fuel Gas	175	13
OGE Energy	435	16
ONE Gas	105	4
PNM Resources	149	4
Questar	381	9
UGI	224	11
Vectren	168	7
Westar Energy	266	10
WGL Holdings	112	5

		154

Total Common Stocks (Cost $2,991)		3,063

	Number of Shares	Value (000)
MONEY MARKET FUND — 1.4%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	43,744	$44

Total Money Market Fund (Cost $44)		44
TOTAL INVESTMENTS — 99.6% (Cost $3,035)**		3,107
Other Assets & Liabilities – 0.4%		11
TOTAL NET ASSETS — 100.0%		$3,118

*  Non-income producing security

**  Aggregate cost for Federal income tax purposes is (000) $3,036.

Gross unrealized appreciation (000)	$184
Gross unrealized depreciation (000)	(113)
Net unrealized appreciation (000)	$71

†   Affiliated Holding. See Note 3 in Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Common Stocks	$ 3,063	$ –	$ –	$ 3,063

Money Market Fund	44	–	–	44

Total Assets - Investments in Securities	$ 3,107	$ –	$ –	$ 3,107

There were no transfers between Levels during the five-month period ended May 31, 2014.

See Notes to Financial Statements.

4

PNC S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

	Number of Shares	Value (000)
COMMON STOCKS — 98.8%
Consumer Discretionary — 11.9%
Amazon.com*	3,707	$1,159
AutoNation*	420	24
AutoZone*	336	179
Bed Bath & Beyond*	2,168	132
Best Buy	2,676	74
BorgWarner	2,018	127
Cablevision Systems, Cl A	2,041	36
CarMax*	2,234	99
Carnival (Panama)	4,528	181
CBS, Cl B	5,432	324
Chipotle Mexican Grill*	295	161
Coach	2,738	111
Comcast, Cl A	25,659	1,339
D.R. Horton	2,566	61
Darden Restaurants	1,223	61
Delphi Automotive PLC (Jersey)	2,701	187
DIRECTV*	4,912	405
Discovery Communications, Cl A*	2,166	167
Dollar General*	3,099	167
Dollar Tree*	2,005	106
Expedia	907	66
Family Dollar Stores	949	56
Ford Motor	38,133	627
Fossil Group*	491	51
GameStop, Cl A	1,309	50
Gannett	2,168	60
Gap	2,703	111
Garmin (Switzerland)	1,049	62
General Motors	12,800	443
Genuine Parts	1,477	127
Goodyear Tire & Rubber	2,305	61
Graham Holdings, Cl B	44	30
H&R Block	2,652	79
Harley-Davidson	2,125	151
Harman International Industries	658	69
Hasbro	1,110	60
Home Depot	13,729	1,101
International Game Technology	2,642	33
Interpublic Group	4,026	77
Johnson Controls	6,311	305
Kohl’s	2,064	112
L Brands	2,370	136
Leggett & Platt	1,314	45
Lennar, Cl A	1,514	62
Lowe’s	9,913	467
Macy’s	3,604	216
Marriott International, Cl A	2,051	126
Mattel	3,270	127
McDonald’s	9,836	998
Michael Kors Holdings (Hong Kong)*	1,816	171
Mohawk Industries*	592	80
NetFlix*	581	243
Newell Rubbermaid	2,670	78
News, Cl A*	4,713	80
NIKE, Cl B	7,249	558
Nordstrom	1,490	101
Omnicom Group	2,562	182
O’Reilly Automotive*	1,080	160
PetSmart	1,078	62
Priceline Group*	499	638
PulteGroup	3,047	60

	Number of Shares	Value (000)

PVH	765	$ 101
Ralph Lauren	618	95
Ross Stores	2,207	151
Scripps Networks Interactive, Cl A	895	68
Staples	6,274	71
Starbucks	7,179	526
Starwood Hotels & Resorts Worldwide	1,836	147
Target	6,064	344
Tiffany	1,225	122
Time Warner	8,805	615
Time Warner Cable	2,725	385
TJX	7,072	385
Tractor Supply	1,385	90
TripAdvisor*	1,077	105
Twenty-First Century Fox Cl A	18,918	670
Under Armour, Cl A*	1,569	80
Urban Outfitters*	1,125	38
VF	3,356	211
Viacom, Cl B	4,041	345
Walt Disney	15,883	1,334
Whirlpool	776	111
Wyndham Worldwide	1,382	102
Wynn Resorts	801	172
Yum! Brands	4,290	332

		20,021

Consumer Staples — 9.8%
Altria Group	19,593	814
Archer-Daniels-Midland	6,257	281
Avon Products	4,054	58
Brown-Forman, Cl B	1,444	134
Campbell Soup	1,741	80
Clorox#	1,235	111
Coca-Cola	36,930	1,511
Coca-Cola Enterprises	2,379	109
Colgate-Palmolive	8,617	589
ConAgra Foods	3,945	127
Constellation Brands, Cl A*	1,642	138
Costco Wholesale	4,285	497
CVS Caremark	11,484	899
Dr Pepper Snapple Group	2,055	119
Estee Lauder, Cl A	2,466	189
General Mills	6,175	339
Hershey	1,477	144
Hormel Foods	1,321	65
J.M. Smucker	1,044	107
Kellogg	2,368	163
Keurig Green Mountain	1,247	141
Kimberly-Clark	3,752	422
Kraft Foods Group	5,896	351
Kroger	4,937	236
Lorillard	3,800	236
McCormick	1,277	92
Mead Johnson Nutrition	1,971	176
Molson Coors Brewing, Cl B	1,517	100
Mondelez International, Cl A	16,803	632
Monster Beverage*	1,459	101
PepsiCo	14,790	1,306
Philip Morris International	15,371	1,361
Procter & Gamble	26,897	2,173
Reynolds American	3,262	195
Safeway	2,542	87

See Notes to Financial Statements.

1

PNC S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

Number of Shares		Value (000)
COMMON STOCKS — continued
Consumer Staples — continued
Sysco	5,713	$214
Tyson Foods, Cl A	2,764	117
Walgreen	8,672	624
Wal-Mart Stores	15,795	1,213
Whole Foods Market	3,579	137

		16,388

Energy — 10.4%
Anadarko Petroleum	4,848	499
Apache	3,838	358
Baker Hughes	4,211	297
Cabot Oil & Gas	4,124	149
Cameron International*	2,232	143
Chesapeake Energy	5,163	148
Chevron	18,550	2,278
ConocoPhillips	11,608	928
CONSOL Energy	2,200	97
Denbury Resources	3,707	63
Devon Energy	3,613	267
Diamond Offshore Drilling	665	34
Ensco PLC, Cl A (United Kingdom)	2,228	117
EOG Resources	5,093	539
EQT	1,452	155
Exxon Mobil	42,009	4,223
FMC Technologies*	2,283	133
Halliburton	8,053	521
Helmerich & Payne	1,052	116
Hess	2,774	253
Kinder Morgan	6,539	218
Marathon Oil	6,811	250
Marathon Petroleum	2,873	257
Murphy Oil	1,879	116
Nabors Industries (Bermuda)	2,640	69
National Oilwell Varco	4,266	349
Newfield Exploration*	1,290	47
Noble Energy	3,413	246
Noble PLC (United Kingdom)	2,395	75
Occidental Petroleum	8,120	809
ONEOK	2,020	130
Peabody Energy	2,479	40
Phillips 66	5,971	506
Pioneer Natural Resources	1,419	298
QEP Resources	1,634	52
Range Resources	1,555	145
Rowan PLC, Cl A (United Kingdom)	1,160	36
Schlumberger (Curacao)	12,609	1,312
Southwestern Energy*	3,321	151
Spectra Energy	6,260	254
Tesoro	1,304	73
Transocean (Switzerland)#	3,348	142
Valero Energy	5,380	302
Williams	6,625	311

		17,506

Financials — 15.5%
ACE (Switzerland)	3,361	349
Aflac	4,518	277
Allstate	4,344	253
American Express	8,840	809
American International Group	14,153	765
American Tower REIT	3,759	337

	Number of Shares	Value (000)

Ameriprise Financial	1,895	$213
Aon PLC (United Kingdom)	2,764	249
Apartment Investment & Management, CL A REIT	1,140	36
Assurant	858	58
AvalonBay Communities REIT	1,081	153
Bank of America	97,460	1,476
BB&T	6,708	254
Berkshire Hathaway, Cl B* (A)	17,433	2,237
BlackRock†	1,214	370
BNY Mellon	10,503	363
Boston Properties REIT	1,412	170
Capital One Financial	5,492	433
CBRE Group, Cl A*	2,945	88
Charles Schwab	10,534	266
Chubb	2,577	239
Cincinnati Financial	1,533	75
Citigroup	27,883	1,326
CME Group	3,015	217
Comerica	1,735	83
Crown Castle International REIT	3,254	250
Discover Financial Services	4,695	278
E*TRADE Financial*	2,130	43
Equity Residential REIT	3,201	198
Essex Property Trust REIT	594	107
Fifth Third Bancorp	8,289	171
Franklin Resources	3,926	217
General Growth Properties REIT	5,460	130
Genworth Financial, Cl A*	4,458	76
Goldman Sachs Group	4,022	643
Hartford Financial Services Group	4,395	152
HCP REIT	4,183	175
Health Care REIT	2,742	173
Host Hotels & Resorts REIT	7,581	167
Hudson City Bancorp	6,092	60
Huntington Bancshares	7,955	74
IntercontinentalExchange Group	1,099	216
Invesco (Bermuda)	4,221	155
JPMorgan Chase	35,199	1,956
KeyCorp	8,512	117
Kimco Realty REIT	3,709	85
Legg Mason	1,045	51
Leucadia National	3,132	80
Lincoln National	2,533	121
Loews	2,866	124
M&T Bank#	1,163	141
Macerich REIT	1,332	88
Marsh & McLennan	5,039	253
McGraw-Hill Financial	2,665	218
MetLife	10,693	545
Moody’s	1,819	156
Morgan Stanley	13,088	404
NASDAQ OMX Group	1,117	42
Navient*	4,175	66
Northern Trust	2,196	133
People’s United Financial	3,263	47
Plum Creek Timber REIT	1,531	69
PNC Financial Services Group†	5,005	427
Principal Financial Group	2,666	125
Progressive	5,618	141
ProLogis REIT	4,802	199
Prudential Financial	4,431	364

See Notes to Financial Statements.

2

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
Public Storage REIT	1,338	$231
Regions Financial	13,440	137
Simon Property Group REIT	3,106	517
State Street	4,042	264
SunTrust Banks	5,094	195
T. Rowe Price Group	2,353	192
Torchmark	933	75
Travelers	3,513	328
U.S. Bancorp	17,512	739
Unum Group	2,539	86
Ventas REIT	2,715	181
Vornado Realty Trust REIT	1,683	180
Washington Prime Group REIT*	1,552	31
Wells Fargo	45,536	2,312
Weyerhaeuser REIT	5,582	175
XL Group PLC (Ireland)	3,013	98
Zions Bancorporation	1,494	43

		26,117

Healthcare — 13.1%
Abbott Laboratories	15,209	608
AbbVie	14,907	810
Actavis PLC (Ireland)*	1,737	367
Aetna	3,384	262
Agilent Technologies	3,182	181
Alexion Pharmaceuticals*	1,884	313
Allergan	2,864	480
AmerisourceBergen	2,143	157
Amgen	7,187	834
Baxter International	5,345	398
Becton Dickinson	1,794	211
Biogen Idec*	2,229	712
Boston Scientific*	13,622	175
Bristol-Myers Squibb	15,944	793
Cardinal Health	3,338	236
CareFusion*	2,064	89
Celgene*	3,971	608
Cerner*	2,748	148
Cigna	2,662	239
Covidien PLC (Ireland)	4,442	325
CR Bard	724	107
DaVita HealthCare Partners*	1,779	126
DENTSPLY International	1,363	64
Edwards Lifesciences*	1,102	89
Eli Lilly	9,713	581
Express Scripts Holding*	7,720	552
Forest Laboratories*	2,297	218
Gilead Sciences*	15,037	1,221
Hospira*	1,517	75
Humana	1,397	174
Intuitive Surgical*	391	145
Johnson & Johnson	27,440	2,784
Laboratory Corporation of America Holdings*	902	92
McKesson	2,170	411
Medtronic	9,564	584
Merck	28,984	1,677
Mylan*	3,700	184
Patterson	811	32
PerkinElmer	1,057	47
Perrigo PLC (Ireland)	1,287	178
Pfizer	61,451	1,821

	Number of Shares	Value (000)

Quest Diagnostics	1,470	$88
Regeneron Pharmaceuticals*	757	232
St. Jude Medical	2,953	192
Stryker	2,699	228
Tenet Healthcare*	928	44
Thermo Fisher Scientific	3,812	446
UnitedHealth Group	9,035	719
Varian Medical Systems*	1,041	86
Vertex Pharmaceuticals*	2,352	170
Waters*	829	83
WellPoint	2,602	282
Zimmer Holdings	1,650	172
Zoetis	4,819	148

		21,998

Industrials — 10.7%
3M	6,072	866
ADT	2,195	71
Allegion PLC (Ireland)	826	43
AMETEK	2,359	125
Boeing	6,601	893
C.H. Robinson Worldwide	1,594	95
Caterpillar	6,216	635
Cintas	1,045	65
CSX	9,934	292
Cummins	1,710	262
Danaher	5,849	459
Deere	3,765	343
Delta Air Lines	8,479	338
Dover	1,753	153
Dun & Bradstreet	462	48
Eaton PLC (Ireland)	4,636	342
Emerson Electric	6,859	458
Equifax	1,138	81
Expeditors International of Washington	2,028	92
Fastenal#	2,584	126
FedEx	2,855	412
Flowserve	1,258	93
Fluor	1,576	118
General Dynamics	3,156	373
General Electric	97,542	2,613
Honeywell International	7,488	697
Illinois Tool Works	3,827	331
Ingersoll-Rand PLC (Ireland)	2,481	148
Iron Mountain	1,831	57
Jacobs Engineering Group*	1,189	65
Joy Global#	1,020	58
Kansas City Southern	1,061	114
L-3 Communications Holdings	922	112
Lockheed Martin	2,698	442
Masco	3,066	65
Nielsen Holdings NV (Netherlands)	2,443	118
Norfolk Southern	3,076	310
Northrop Grumman	2,223	270
PACCAR	3,301	209
Pall	1,102	93
Parker Hannifin	1,431	179
Pentair (Switzerland)	2,043	152
Pitney Bowes	1,917	53
Precision Castparts	1,370	347
Quanta Services*	1,984	67
Raytheon	3,062	299

See Notes to Financial Statements.

3

PNC S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
Republic Services	2,605	$92
Robert Half International	1,324	60
Rockwell Automation	1,351	164
Rockwell Collins	1,440	114
Roper Industries	900	128
Ryder System	477	41
Snap-On	531	62
Southwest Airlines	7,328	194
Stanley Black & Decker	1,558	136
Stericycle*	827	95
Textron	2,641	104
Tyco International (Switzerland)	4,366	191
Union Pacific	4,396	876
United Parcel Service, Cl B	6,899	717
United Technologies	8,083	939
W.W. Grainger	602	156
Waste Management	4,474	200
Xylem	1,700	63

		17,914

Information Technology — 18.5%
Accenture PLC, Cl A (Ireland)	6,103	497
Adobe Systems*	4,483	289
Akamai Technologies*	1,688	92
Alliance Data Systems*	473	121
Altera	3,028	100
Amphenol, Cl A	1,543	148
Analog Devices	2,780	146
Apple	8,707	5,511
Applied Materials	11,047	223
Autodesk*	2,001	105
Automatic Data Processing	4,680	373
Avago Technologies (Singapore)	2,437	172
Blackhawk Network Holdings, Cl B*	0	–
Broadcom, Cl A	4,906	156
CA	3,472	100
Cisco Systems	49,559	1,220
Citrix Systems*	1,822	113
Cognizant Technology Solutions, Cl A*	6,058	294
Computer Sciences	1,504	95
Corning	13,876	296
eBay*	11,263	571
Electronic Arts*	3,231	113
EMC	19,379	515
F5 Networks*	718	78
Facebook, Cl A*	16,993	1,076
Fidelity National Information Services	2,829	153
First Solar*	568	35
Fiserv*	2,622	158
FLIR Systems	1,459	51
Google, Cl A*	2,720	1,555
Google, Cl C*	2,720	1,526
Harris	1,076	83
Hewlett-Packard	17,215	577
Intel	47,130	1,288
International Business Machines	9,336	1,721
Intuit	2,774	220
Jabil Circuit	1,717	32
Juniper Networks*	5,051	124
KLA-Tencor	1,636	107
Lam Research*	1,578	98

	Number of Shares	Value (000)

Linear Technology	2,168	$100
Mastercard, Cl A	9,922	758
Microchip Technology#	1,806	86
Micron Technology*	9,933	284
Microsoft	69,459	2,844
Motorola Solutions	2,242	151
NetApp	3,276	121
NVIDIA	5,912	112
Oracle	33,647	1,414
Paychex	3,144	129
QUALCOMM	15,919	1,281
Red Hat*	1,878	94
Salesforce.com*	5,398	284
SanDisk	2,014	195
Seagate Technology PLC (Ireland)	3,195	172
Symantec	6,262	138
TE Connectivity (Switzerland)	4,001	238
Teradata*	1,581	66
Texas Instruments	10,066	473
Total System Services	1,471	44
VeriSign*	1,238	62
Visa, Cl A	4,930	1,059
Western Digital	1,976	174
Western Union	4,712	76
Xerox	11,079	137
Xilinx	2,487	117
Yahoo!*	9,187	318

		31,059

Materials — 3.5%
Air Products & Chemicals	2,020	242
Airgas	676	72
Alcoa	9,839	134
Allegheny Technologies	969	40
Avery Dennison	978	50
Ball	1,476	89
Bemis	977	40
CF Industries Holdings	535	130
Dow Chemical	11,663	608
E.I. du Pont de Nemours	9,027	626
Eastman Chemical	1,312	116
Ecolab	2,509	274
FMC	1,325	101
Freeport-McMoRan Copper & Gold	9,763	332
International Flavors & Fragrances	739	73
International Paper	4,472	213
LyondellBasell Industries NV, Cl A (Netherlands)	4,246	423
MeadWestvaco	1,593	65
Monsanto	5,089	620
Mosaic	3,449	172
Newmont Mining	4,689	107
Nucor	2,971	150
Owens-Illinois*	1,494	50
PPG Industries	1,353	273
Praxair	2,857	378
Sealed Air	1,767	58
Sherwin-Williams	825	169
Sigma-Aldrich	1,182	116
United States Steel	1,240	29
Vulcan Materials	1,222	75

		5,825

See Notes to Financial Statements.

4

	Number of Shares	Value (000)
COMMON STOCKS — continued
Telecommunication Services — 2.4%
AT&T	48,815	$1,732
CenturyLink	5,930	223
Frontier Communications#	9,955	58
Verizon Communications	39,761	1,986
Windstream Holdings#	5,630	54

		4,053
Utilities — 3.0%
AES	6,285	89
AGL Resources	1,133	60
Ameren	2,370	93
American Electric Power	4,685	250
CenterPoint Energy	4,156	100
CMS Energy	2,476	74
Consolidated Edison	2,871	158
Dominion Resources	5,583	385
DTE Energy	1,668	127
Duke Energy	7,103	505
Edison International	3,181	175
Entergy	1,720	130
Exelon	8,367	308
FirstEnergy	4,089	138
Integrys Energy Group	765	44
NextEra Energy	4,315	420
NiSource	2,820	105
Northeast Utilities	2,971	135
NRG Energy	3,091	110
Pepco Holdings	2,257	63
PG&E	4,507	207
Pinnacle West Capital	1,097	61
PPL	6,312	221
Public Service Enterprise Group	4,932	192
SCANA	1,128	59
Sempra Energy	2,158	217
Southern	8,877	389
TECO Energy	2,152	37
Wisconsin Energy	2,303	105
Xcel Energy	4,800	148

		5,105
Total Common Stocks (Cost $83,256)		165,986

Number of Shares		Value (000)
MONEY MARKET FUND — 0.7%
PNC Advantage Institutional Money Market Fund, Institutional Shares† (A)	1,128,992	$ 1,129

Total Money Market Fund (Cost $1,129)		1,129
Total Investments Before Short-Term Investment Purchased with Collateral from Securities Loaned – 99.5%
(Cost $84,385)		167,115
SHORT-TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.1%
Money Market Fund — 0.1%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	194,518	195

Total Short-Term Investment Purchased with Collateral From Securities Loaned
(Cost $195)‡		195
TOTAL INVESTMENTS — 99.6% (Cost $84,580)**		$167,310
Other Assets & Liabilities – 0.4%		611
TOTAL NET ASSETS — 100.0%		$167,921

* Non-income producing security

** Aggregate cost for Federal income tax purposes is (000) $ 90,529.

Gross unrealized appreciation (000)	$83,120
Gross unrealized depreciation (000)	(6,339)
Net unrealized appreciation (000)	$76,781

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $190 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	All or a portion of the security has been segregated on the Fund’s books and records for open futures contracts.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)

S&P 500® Mini Composite Index	18	$1,655	06/21/14	$73

 Cash in the amount of $77,857 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

  Assets in the amount of $1,821,446 have been segregated on the Fund’s books and records.

See Notes to Financial Statements.

5

PNC S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Common Stocks	$ 165,986	$ –	$ –	$ 165,986

Money Market Fund	1,129	–	–	1,129

Short-Term Investment Purchased with Collateral From Securities Loaned	195	–	–	195

Total Assets - Investments in Securities	$ 167,310	$ –	$ –	$ 167,310

Other Financial Instruments

Futures Contracts	$ 73	$ –	$ –	$ 73

Total Assets - Other Financial Instruments	$ 73	$ –	$ –	$ 73

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2014, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$ –	$ 195	$ –	$ 195

Total Liabilities - Collateral Received for Loaned Securities	$ –	$ 195	$ –	$ 195

There were no transfers between Levels during the fiscal year ended May 31, 2014.

See Notes to Financial Statements.

6

PNC Small Cap Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

	Number of Shares	Value (000)
COMMON STOCKS — 98.8%
Consumer Discretionary — 12.8%
Aeropostale*	246	$1
American Axle & Manufacturing Holdings*	220	4
American Public Education*	60	2
America’s Car-Mart*	30	1
ANN*	150	6
Arctic Cat	50	2
Asbury Automotive Group*	100	6
Ascent Capital Group, Cl A*	47	3
Barnes & Noble*	143	3
Beazer Homes USA*	90	2
Big 5 Sporting Goods	70	1
Biglari Holdings*	5	2
BJ’s Restaurants*	90	3
Bloomin’ Brands*	180	4
Blue Nile*	44	1
Bob Evans Farms	83	4
Boyd Gaming*	240	3
Bravo Brio Restaurant Group*	80	1
Bright Horizons Family Solutions*	44	2
Brown Shoe	140	4
Brunswick	280	12
Buckle	85	4
Buffalo Wild Wings*	58	8
Burlington Stores*	60	2
Callaway Golf	260	2
Capella Education	36	2
Career Education*	227	1
Carmike Cinemas*	82	3
Carriage Services	58	1
Cato, Cl A	91	3
Cavco Industries*	26	2
Cheesecake Factory	170	8
Children’s Place Retail Stores	75	4
Christopher & Banks*	110	1
Churchill Downs	46	4
Chuy’s Holdings*	60	2
ClubCorp Holdings	77	1
Columbia Sportswear	40	3
Conn’s*	78	4
Container Store Group*	50	1
Cooper Tire & Rubber	199	6
Core-Mark Holding	40	3
Cracker Barrel Old Country Store	60	6
Crocs*	274	4
Cumulus Media, Cl A*	310	2
Dana Holding	460	10
Denny’s*	330	2
Destination Maternity	50	1
Diamond Resorts International*	66	1
DineEquity	55	4
Dorman Products*	80	4
Drew Industries	75	4
Entravision Communications, Cl A	105	1
Ethan Allen Interiors	90	2
EW Scripps, Cl A*	110	2
Express*	280	4
Federal-Mogul Holdings*	80	1
Fiesta Restaurant Group*	70	3
Finish Line, Cl A	160	5
Five Below*	110	4
Flexsteel Industries	28	1

	Number of Shares	Value (000)

Francesca’s Holdings*	150	$2
Fred’s, Cl A	130	2
FTD*	62	2
Genesco*	77	6
Gentherm*	110	5
G-III Apparel Group*	56	4
Grand Canyon Education*	140	6
Gray Television*	180	2
Group 1 Automotive	70	6
Haverty Furniture	70	2
Helen of Troy (Bermuda)*	100	6
Hibbett Sports*	80	4
Hillenbrand	171	5
Hovnanian Enterprises, Cl A*	400	2
HSN	106	6
Iconix Brand Group*	155	7
International Speedway, Cl A	90	3
Interval Leisure Group	130	3
iRobot*	93	3
ITT Educational Services*	80	1
Jack in the Box	133	8
Jos A Bank Clothiers*	90	6
K12*	100	2
Kate Spade*	370	13
KB Home	270	4
Kirkland’s*	60	1
Krispy Kreme Doughnuts*	220	4
La-Z-Boy	170	4
LeapFrog Enterprises*	240	2
LGI Homes*	50	1
Libbey*	80	2
Life Time Fitness*	134	7
LifeLock*	197	2
Lithia Motors, Cl A	70	6
Live Nation Entertainment*	440	10
Loral Space & Communications*	40	3
Lumber Liquidators Holdings*	87	7
M/I Homes*	81	2
MarineMax*	90	1
Marriott Vacations Worldwide*	90	5
Matthews International, Cl A	90	4
Mattress Firm Holding*	50	2
McClatchy, Cl A*	246	1
MDC Holdings	130	4
MDC Partners, Cl A (Canada)	130	3
Media General*	80	1
Men’s Wearhouse	150	7
Meredith	110	5
Meritage Homes*	115	5
Modine Manufacturing*	170	3
Monro Muffler Brake	100	5
Movado Group	60	2
Multimedia Games Holding*	100	3
National CineMedia	200	3
Nautilus*	139	2
New York Times, Cl A	410	6
Nexstar Broadcasting Group, Cl A	90	4
Nutrisystem	110	2
Office Depot*	1,510	8
Orient-Express Hotels, Cl A (Bermuda)*	310	4
Outerwall*	67	5
Overstock.com*	50	1

See Notes to Financial Statements.

1

PNC Small Cap Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

Number of Shares		Value (000)
COMMON STOCKS — continued
Consumer Discretionary — continued
Oxford Industries	46	$3
Papa John’s International	100	4
Penske Automotive Group	130	6
Pep Boys-Manny Moe & Jack*	190	2
PetMed Express	80	1
Pier 1 Imports	300	5
Pool	146	8
Popeyes Louisiana Kitchen*	80	3
Quiksilver*	440	3
RadioShack*	461	1
Red Robin Gourmet Burgers*	46	3
Regis	170	2
Remy International	60	1
Rent-A-Center	170	5
Rentrak*	36	2
Restoration Hardware Holdings*	60	4
Ruby Tuesday*	197	2
Ruth’s Hospitality Group	130	2
Ryland Group	144	5
Scholastic	90	3
Scientific Games, Cl A*	170	2
Select Comfort*	175	3
Shoe Carnival	60	1
Shutterfly*	120	5
Sinclair Broadcast Group, Cl A	220	7
Skechers U.S.A.*	122	5
Smith & Wesson Holding*	193	3
Sonic*	190	4
Sonic Automotive, Cl A	130	3
Sotheby’s	210	8
Stage Stores	108	2
Standard Motor Products	70	3
Standard Pacific*	490	4
Stein Mart	110	2
Steiner Leisure (Bahamas)*	45	2
Steven Madden*	190	6
Stoneridge*	120	1
Strayer Education*	40	2
Sturm Ruger	60	4
Superior Industries International	90	2
Tenneco*	190	12
Texas Roadhouse	200	5
Tile Shop Holdings*	80	1
Tower International*	7	–
Town Sports International Holdings	69	–
Tuesday Morning*	150	2
Tumi Holdings*	160	3
Unifi*	60	1
Universal Electronics*	53	2
Vail Resorts	106	7
ValueVision Media, Cl A*	185	1
Vera Bradley*	80	2
Vince Holding*	50	1
Vitamin Shoppe*	100	4
VOXX International*	84	1
Winmark	11	1
Winnebago Industries*	100	2
Wolverine World Wide	310	8
World Wrestling Entertainment, Cl A	99	1
Zagg*	129	1

	Number of Shares	Value (000)

Zumiez*	69	$2

		631
Consumer Staples — 3.9%
Alliance One International*	309	1
Andersons	90	5
Annie’s*	50	2
B&G Foods	170	6
Boston Beer, Cl A*	26	6
Boulder Brands*	200	3
Calavo Growers	50	2
Cal-Maine Foods	45	3
Casey’s General Stores	120	9
Central Garden and Pet, Cl A*	181	1
Chefs’ Warehouse*	60	1
Chiquita Brands International*	170	2
Coca-Cola Bottling	19	1
Darling International*	490	10
Diamond Foods*	80	3
Elizabeth Arden*	90	2
Fresh Del Monte Produce (Cayman Islands)	121	3
Hain Celestial Group*	120	11
Harbinger Group*	135	2
Ingles Markets, Cl A	41	1
Inter Parfums	60	2
J&J Snack Foods	47	4
John B Sanfilippo & Son	41	1
Lancaster Colony	60	5
Medifast*	51	2
Natural Grocers by Vitamin Cottage*	33	1
Nutraceutical International*	41	1
Pantry*	90	1
Pilgrim’s Pride*	203	5
Post Holdings*	123	6
PriceSmart	57	5
Rite Aid*	2,260	19
Sanderson Farms	70	6
Seaboard	1	3
Snyder’s-Lance	151	4
SpartanNash	120	3
Spectrum Brands Holdings	70	5
SUPERVALU*	660	5
Susser Holdings*	60	5
Tootsie Roll Industries	74	2
TreeHouse Foods*	115	9
United Natural Foods*	150	10
Universal	75	4
USANA Health Sciences*	20	1
Vector Group	197	4
Village Super Market, Cl A	15	–
WD-40	50	4
Weis Markets	40	2

		193
Energy — 5.8%
Alon USA Energy	98	1
Alpha Natural Resources*	720	2
Approach Resources*	120	2
Arch Coal	720	3
Athlon Energy*	62	3
Basic Energy Services*	105	3
Bonanza Creek Energy*	94	5

See Notes to Financial Statements.

2

	Number of Shares	Value (000)
COMMON STOCKS — continued
Energy — continued
Bristow Group	110	$8
C&J Energy Services*	150	5
CARBO Ceramics	60	8
Carrizo Oil & Gas*	140	8
Clayton Williams Energy*	20	2
Clean Energy Fuels*	230	3
Cloud Peak Energy*	192	4
Comstock Resources	159	4
Contango Oil & Gas*	50	2
Delek US Holdings	120	4
Diamondback Energy*	65	5
Energy XXI (Bermuda)	237	5
EPL Oil & Gas*	100	4
Era Group*	70	2
EXCO Resources	580	3
Exterran Holdings	180	8
Forest Oil*	460	1
Forum Energy Technologies*	130	4
GasLog (Bermuda)	89	2
Geospace Technologies*	40	2
Green Plains	89	3
Gulf Island Fabrication	60	1
Gulfmark Offshore, Cl A	84	4
Halcon Resources*	767	5
Helix Energy Solutions Group*	330	8
Hercules Offshore*	540	2
Hornbeck Offshore Services*	114	5
ION Geophysical*	489	2
Key Energy Services*	497	4
Kodiak Oil & Gas (Canada)*	830	11
Magnum Hunter Resources*	567	4
Matador Resources*	190	5
Matrix Service*	90	3
Natural Gas Services Group*	50	2
Newpark Resources*	290	3
Nordic American Tankers (Bermuda)	248	2
Northern Oil and Gas*	220	3
Nuverra Environmental Solutions*	67	1
Panhandle Oil and Gas, Cl A	31	2
Parker Drilling*	400	3
PDC Energy*	110	7
Penn Virginia*	179	3
PHI*	43	2
Pioneer Energy Services*	219	3
Quicksilver Resources*	510	1
Renewable Energy Group*	102	1
Rentech*	900	2
Resolute Energy*	250	2
Rex Energy*	155	3
RigNet*	40	2
Rosetta Resources*	190	9
Sanchez Energy*	121	4
Scorpio Tankers (Marshall Islands)	590	5
SEACOR Holdings*	60	5
SemGroup, Cl A	130	9
Ship Finance International (Bermuda)	176	3
Solazyme*	154	2
Stone Energy*	160	7
Swift Energy*	160	2
Synergy Resources*	190	2
Targa Resources	100	12
Tesco (Canada)	110	2

	Number of Shares	Value (000)

TETRA Technologies*	270	$3
Triangle Petroleum*	250	3
VAALCO Energy*	216	1
Vantage Drilling (Cayman Islands)*	820	1
W&T Offshore	130	2
Warren Resources*	305	1
Western Refining	170	7
Willbros Group*	160	2

		284
Financials — 23.3%
1st Source	52	2
Acadia Realty Trust REIT	180	5
Access National	40	1
Agree Realty REIT	52	2
Alexander & Baldwin	140	5
Alexander’s REIT	7	3
Altisource Residential REIT	185	5
Ambac Financial Group*	150	4
American Assets Trust REIT	110	4
American Capital Mortgage Investment REIT	180	4
American Equity Investment Life Holding	210	5
American Realty Capital Properties REIT	1,449	18
Ameris Bancorp*	90	2
AMERISAFE	60	2
Ames National	47	1
AmTrust Financial Services	100	4
Anworth Mortgage Asset REIT	477	3
Apollo Commercial Real Estate Finance REIT	130	2
Apollo Investment	720	6
Argo Group International Holdings (Bermuda)	90	4
Arlington Asset Investment, Cl A	60	2
ARMOUR Residential REIT	1,220	5
Associated Estates Realty REIT	185	3
Astoria Financial	290	4
BancFirst	26	2
Banco Latinoamericano de Comercio Exterior SA, Cl E (Panama)	100	3
Bancorp*	120	2
BancorpSouth	300	7
Bank Mutual	190	1
Bank of Kentucky Financial	29	1
Bank of the Ozarks	100	6
BankFinancial	105	1
Banner	64	2
BBCN Bancorp	260	4
Beneficial Mutual Bancorp*	130	2
Berkshire Hills Bancorp	90	2
BGC Partners, Cl A	450	3
BNC Bancorp	78	1
BofI Holding*	40	3
Boston Private Financial Holdings	270	3
Bridge Bancorp	49	1
Bridge Capital Holdings*	46	1
Brookline Bancorp	250	2
Bryn Mawr Bank	50	1
Camden National	30	1
Capital Bank Financial, Cl A*	80	2
Capital Southwest	50	2
Capitol Federal Financial	480	6
Capstead Mortgage REIT	301	4
Cardinal Financial	110	2

See Notes to Financial Statements.

3

PNC Small Cap Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
Cash America International	93	$4
Cathay General Bancorp	250	6
Cedar Realty Trust REIT	280	2
Centerstate Banks	130	1
Central Pacific Financial	77	1
Chambers Street Properties REIT	760	6
Chatham Lodging Trust REIT	88	2
Chemical Financial	100	3
Chemung Financial	26	1
Chesapeake Lodging Trust REIT	160	5
Citizens*	180	1
City Holding	55	2
CNO Financial Group	690	11
CoBiz Financial	140	1
Cohen & Steers	63	3
Colony Financial REIT	296	7
Columbia Banking System	170	4
Community Bank System	130	5
Community Trust Bancorp	55	2
Consolidated-Tomoka Land	28	1
CoreSite Realty REIT	70	2
Cousins Properties REIT	540	7
Cowen Group, Cl A*	390	2
Credit Acceptance*	24	3
CU Bancorp*	26	1
CubeSmart REIT	420	8
Customers Bancorp*	88	2
CVB Financial	300	4
CyrusOne REIT	69	2
CYS Investments REIT	536	5
DCT Industrial Trust REIT	930	7
DFC Global*	160	2
Diamond Hill Investment Group	10	1
DiamondRock Hospitality REIT	620	8
Dime Community Bancshares	120	2
DuPont Fabros Technology REIT	200	5
Dynex Capital REIT	210	2
Eagle Bancorp*	80	3
EastGroup Properties REIT	96	6
Education Realty Trust REIT	390	4
eHealth*	60	2
Empire State Realty Trust, Cl A REIT	270	4
Employers Holdings	110	2
Encore Capital Group*	80	3
Enstar Group (Bermuda)*	30	4
Enterprise Financial Services	80	1
EPR Properties REIT	160	9
Equity One REIT	189	4
Essent Group (Bermuda)*	80	2
EverBank Financial	260	5
Evercore Partners, Cl A	100	6
Excel Trust REIT	180	2
FBL Financial Group, Cl A	34	2
Federal Agricultural Mortgage, Cl C	40	1
FelCor Lodging Trust REIT	420	4
Fidelity Southern	72	1
Fifth Street Finance	450	4
Financial Engines	150	6
Financial Institutions	60	1
First American Financial	331	9
First Bancorp	80	1
First Bancorp	51	1

	Number of Shares	Value (000)

First BanCorp (Puerto Rico)*	280	$1
First Busey	280	2
First Cash Financial Services*	90	5
First Commonwealth Financial	340	3
First Connecticut Bancorp	76	1
First Defiance Financial	44	1
First Financial	40	1
First Financial Bancorp	186	3
First Financial Bankshares	100	6
First Financial Holdings	76	5
First Financial Northwest	70	1
First Industrial Realty Trust REIT	340	6
First Interstate Bancsystem	61	2
First Merchants	120	2
First Midwest Bancorp	250	4
First of Long Island	30	1
First Potomac Realty Trust REIT	191	3
FirstMerit	510	10
Flagstar Bancorp*	80	1
Flushing Financial	110	2
FNB	480	6
Forestar Group*	120	2
Franklin Financial*	53	1
Franklin Street Properties REIT	300	4
FXCM, Cl A	130	2
GAMCO Investors, Cl A	20	2
Geo Group REIT	223	8
German American Bancorp	50	1
Getty Realty REIT	87	2
Glacier Bancorp	230	6
Glimcher Realty Trust REIT	470	5
Golub Capital BDC	130	2
Government Properties Income Trust REIT	180	5
Gramercy Property Trust REIT	250	1
Great Southern Bancorp	45	1
Green Dot, Cl A*	90	2
Greenhill	85	4
Greenlight Capital Re (Cayman Islands)*	92	3
Guaranty Bancorp	74	1
Hancock Holding	260	9
Hanmi Financial	110	2
HCI Group	35	1
Healthcare Realty Trust REIT	299	7
Heartland Financial USA	60	1
Hercules Technology Growth Capital	210	3
Heritage Commerce	110	1
Heritage Financial	68	1
Heritage Oaks Bancorp*	110	1
Hersha Hospitality Trust REIT	680	4
HFF, Cl A	110	4
Highwoods Properties REIT	280	11
Hilltop Holdings*	200	4
Home BancShares	150	5
Home Loan Servicing Solutions (Cayman Islands)	233	5
Horace Mann Educators	130	4
Hudson Valley Holding	70	1
Iberiabank	95	6
ICG Group*	128	3
Independent Bank	80	3
Independent Bank Group	5	–
Infinity Property & Casualty	40	3
Inland Real Estate REIT	296	3

See Notes to Financial Statements.

4

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
International Bancshares	170	$4
Investment Technology Group*	130	3
Investors Bancorp	411	4
Investors Real Estate Trust REIT	350	3
iStar Financial REIT*	280	4
Janus Capital Group	480	6
KCG Holdings, Cl A*	250	3
Kennedy-Wilson Holdings	180	4
Lakeland Bancorp	147	2
Lakeland Financial	60	2
LaSalle Hotel Properties REIT	320	11
Lexington Realty Trust REIT	580	7
LTC Properties REIT	114	5
Maiden Holdings (Bermuda)	169	2
Main Street Capital	130	4
MainSource Financial Group	80	1
MarketAxess Holdings	120	6
Marlin Business Services	40	1
MB Financial	180	5
MCG Capital	300	1
Meadowbrook Insurance Group	210	1
Medical Properties Trust REIT	501	7
Medley Capital	133	2
Mercantile Bank	45	1
Meridian Interstate Bancorp*	42	1
Metro Bancorp*	62	1
MGIC Investment*	1,020	9
MidSouth Bancorp	49	1
Monmouth Real Estate Investment, Cl A REIT	180	2
Montpelier Re Holdings (Bermuda)	137	4
National Bank Holdings, Cl A	150	3
National Bankshares	31	1
National Health Investors REIT	90	6
National Penn Bancshares	380	4
Navigators Group*	36	2
NBT Bancorp	140	3
Nelnet, Cl A	80	3
New Mountain Finance	160	2
New Residential Investment REIT	820	5
New York Mortgage Trust REIT	250	2
NewStar Financial*	100	1
Northfield Bancorp	200	3
NorthStar Realty Finance REIT	964	16
Northwest Bancshares	310	4
OFG Bancorp (Puerto Rico)	160	3
Old National Bancorp	330	4
OmniAmerican Bancorp	52	1
One Liberty Properties REIT	54	1
OneBeacon Insurance Group, Cl A (Bermuda)	90	1
Oppenheimer Holdings, Cl A	46	1
Oritani Financial	160	2
PacWest Bancorp	291	12
Park National	40	3
Park Sterling	190	1
Parkway Properties REIT	190	4
Pebblebrook Hotel Trust REIT	192	7
Penns Woods Bancorp	23	1
Pennsylvania Real Estate Investment Trust REIT	220	4
PennyMac Financial Services, Cl A*	63	1
PennyMac Mortgage Investment Trust REIT	230	5
PHH*	180	5
PICO Holdings*	80	2

	Number of Shares	Value (000)

Pinnacle Financial Partners	113	$4
Piper Jaffray*	54	2
Platinum Underwriters Holdings (Bermuda)	90	6
Portfolio Recovery Associates*	160	9
Potlatch REIT	124	5
Preferred Bank*	53	1
Primerica	180	8
PrivateBancorp	210	6
Prospect Capital	979	10
Prosperity Bancshares	186	11
Provident Financial Services	200	3
PS Business Parks REIT	60	5
QTS Realty Trust, Cl A REIT	60	2
Radian Group	540	8
RAIT Financial Trust REIT	250	2
Ramco-Gershenson Properties Trust REIT	220	4
RE/MAX Holdings, Cl A	42	1
Redwood Trust REIT	265	5
Renasant	100	3
Resource Capital REIT	450	3
Retail Opportunity Investments REIT	240	4
RLI	138	6
RLJ Lodging Trust REIT	380	11
Rouse Properties REIT	90	1
Ryman Hospitality Properties REIT	140	6
S&T Bancorp	100	2
Sabra Health Care REIT	122	4
Safeguard Scientifics*	80	2
Safety Insurance Group	46	2
Sandy Spring Bancorp	90	2
Saul Centers REIT	30	1
Seacoast Banking Corp of Florida*	88	1
Select Income REIT	80	2
Selective Insurance Group	180	4
Simmons First National, Cl A	60	2
Solar Capital	150	3
Southside Bancshares	64	2
Southwest Bancorp	80	1
Sovran Self Storage REIT	100	8
Springleaf Holdings*	90	2
STAG Industrial REIT	140	3
State Bank Financial	120	2
Sterling Bancorp	280	3
Stewart Information Services	73	2
Stifel Financial*	200	9
Stock Yards Bancorp	50	1
Strategic Hotels & Resorts REIT*	580	6
Sun Communities REIT	115	6
Sunstone Hotel Investors REIT	580	9
Susquehanna Bancshares	590	6
SWS Group*	137	1
Symetra Financial	260	5
Talmer Bancorp*	49	1
Taylor Capital Group*	70	2
TCP Capital	116	2
Tejon Ranch*	50	2
Territorial Bancorp	49	1
Texas Capital Bancshares*	130	7
Third Point Reinsurance (Bermuda)*	100	2
THL Credit	76	1
TICC Capital	200	2
Tompkins Financial	50	2

See Notes to Financial Statements.

5

PNC Small Cap Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
TowneBank	94	$1
Triangle Capital	91	2
Trico Bancshares	60	1
Tristate Capital Holdings*	39	1
TrustCo Bank	340	2
Trustmark	210	5
UMB Financial	110	6
Umpqua Holdings	531	9
Union Bankshares	144	4
United Bankshares	209	6
United Community Banks	150	2
United Community Financial*	254	1
United Financial Bancorp	207	3
United Fire Group	71	2
Universal Health Realty Income Trust REIT	44	2
Universal Insurance Holdings	100	1
Univest Corp of Pennsylvania	70	1
Urstadt Biddle Properties, Cl A REIT	87	2
ViewPoint Financial Group	130	3
Virtus Investment Partners*	20	4
Walter Investment Management*	120	4
Washington Real Estate Investment Trust REIT	217	6
Washington Trust Bancorp	50	2
Webster Financial	280	8
WesBanco	90	3
Westamerica Bancorporation	85	4
Western Alliance Bancorp*	240	6
Western Asset Mortgage Capital REIT	100	1
Westwood Holdings Group	26	2
Wilshire Bancorp	240	2
Wintrust Financial	138	6
WisdomTree Investments*	320	3
World Acceptance*	30	2
WSFS Financial	27	2
Yadkin Financial*	64	1

		1,148
Healthcare — 12.1%
Abaxis	74	3
ABIOMED*	130	3
Acadia Healthcare*	110	5
ACADIA Pharmaceuticals*	220	5
Accuray*	270	2
Acorda Therapeutics*	130	4
Aegerion Pharmaceuticals*	90	3
Affymetrix*	234	2
Air Methods*	120	6
Akorn*	190	5
Align Technology*	226	12
Alnylam Pharmaceuticals*	177	11
AMAG Pharmaceuticals*	80	1
Amedisys*	120	2
AMN Healthcare Services*	160	2
Amsurg*	100	5
Anacor Pharmaceuticals*	100	1
Analogic	40	3
AngioDynamics*	100	1
Anika Therapeutics*	45	2
Antares Pharma*	376	1
Arena Pharmaceuticals*	684	4
Array BioPharma*	411	2

	Number of Shares	Value (000)

athenahealth*	110	$14
AtriCure*	80	1
Atrion	6	2
Auxilium Pharmaceuticals*	162	4
AVANIR Pharmaceuticals, Cl A*	491	3
Bio-Reference Labs*	90	2
BioScrip*	201	2
Cambrex*	110	2
Cantel Medical	110	4
Cell Therapeutics*	506	2
Centene*	170	13
Cepheid*	210	9
Cerus*	231	1
Chelsea Therapeutics International*	309	2
Chemed	57	5
Clovis Oncology*	60	3
Computer Programs & Systems	40	3
CONMED	90	4
ContraVir Pharmaceuticals*	31	–
Corvel*	40	2
Cross Country Healthcare*	120	1
Cyberonics*	90	5
Cynosure, Cl A*	70	2
Dendreon*	590	1
Depomed*	190	2
DexCom*	220	7
Dyax*	391	3
Dynavax Technologies*	990	1
Emergent Biosolutions*	100	2
Emeritus*	134	4
Endocyte*	110	1
Endologix*	210	3
Ensign Group	64	3
Enzon Pharmaceuticals	540	1
Exact Sciences*	240	3
Exactech*	42	1
ExamWorks Group*	100	3
Exelixis*	620	2
Fluidigm*	84	2
GenMark Diagnostics*	121	1
Genomic Health*	36	1
Gentiva Health Services*	110	2
Geron*	470	1
Globus Medical, Cl A*	180	4
Greatbatch*	80	4
Haemonetics*	160	5
Halozyme Therapeutics*	290	2
Hanger*	110	3
HealthSouth	270	10
HealthStream*	70	2
Healthways*	115	2
HeartWare International*	50	5
HMS Holdings*	280	5
Horizon Pharma*	186	3
ICU Medical*	40	2
Idenix Pharmaceuticals*	327	2
ImmunoGen*	280	3
Impax Laboratories*	220	6
Insulet*	170	6
Integra LifeSciences Holdings*	75	3
Intercept Pharmaceuticals*	23	5
InterMune*	308	12

See Notes to Financial Statements.

6

	Number of Shares	Value (000)
COMMON STOCKS — continued
Healthcare — continued
Intrexon*	43	$1
Invacare	110	2
IPC The Hospitalist*	56	2
Ironwood Pharmaceuticals*	292	4
Isis Pharmaceuticals*	345	10
Keryx Biopharmaceuticals*	264	4
Kindred Healthcare	180	4
KYTHERA Biopharmaceuticals*	44	1
Landauer	35	2
Lexicon Pharmaceuticals*	900	1
Ligand Pharmaceuticals, Cl B*	60	4
Luminex*	130	2
Magellan Health Services*	86	5
MannKind*	520	5
Masimo*	160	4
MedAssets*	200	5
Medicines*	200	6
Medidata Solutions*	166	6
Meridian Bioscience	130	3
Merit Medical Systems*	150	2
MiMedx Group*	320	2
Molina Healthcare*	93	4
Momenta Pharmaceuticals*	160	2
MWI Veterinary Supply*	40	6
National Healthcare	40	2
Natus Medical*	101	3
Nektar Therapeutics*	362	4
Neogen*	114	4
Neurocrine Biosciences*	223	3
NewLink Genetics*	59	1
NPS Pharmaceuticals*	310	10
NuVasive*	140	5
NxStage Medical*	201	3
Omeros*	118	1
Omnicell*	120	3
Ophthotech*	38	2
OraSure Technologies*	230	1
Orexigen Therapeutics*	334	2
Orthofix International NV (Curacao)*	68	2
Owens & Minor	200	7
Pacific Biosciences of California*	199	1
Pacira Pharmaceuticals*	86	7
PAREXEL International*	180	9
PDL BioPharma	528	5
PharMerica*	106	3
Prestige Brands Holdings*	160	5
Progenics Pharmaceuticals*	311	1
Prothena PLC (Ireland)*	52	1
Providence Service*	41	2
Puma Biotechnology*	70	5
Quality Systems	127	2
Questcor Pharmaceuticals	160	14
Quidel*	92	2
Raptor Pharmaceutical*	194	2
Relypsa*	22	1
Repligen*	119	2
Rockwell Medical*	150	2
Sagent Pharmaceuticals*	70	2
Sangamo BioSciences*	198	3
Select Medical Holdings	180	3
Spectranetics*	135	3
Staar Surgical*	130	2

	Number of Shares	Value (000)

STERIS	180	$10
Surgical Care Affiliates*	40	1
SurModics*	49	1
Synageva BioPharma*	60	5
Synergy Pharmaceuticals*	320	1
Team Health Holdings*	210	11
TESARO*	42	1
TherapeuticsMD*	291	1
Thoratec*	180	6
Tornier NV (Netherlands)*	100	2
Triple-S Management, Cl B (Puerto Rico)*	90	2
U.S. Physical Therapy	42	1
Unilife*	338	1
Vascular Solutions*	60	1
Vivus*	340	2
Volcano*	180	3
WellCare Health Plans*	136	11
West Pharmaceutical Services	210	9
Wright Medical Group*	122	4
XOMA*	259	1
Zeltiq Aesthetics*	70	1
ZIOPHARM Oncology*	330	1
Zogenix*	355	1

		593
Industrials — 14.8%
AAON	92	3
AAR	130	3
ABM Industries	180	5
Acacia Research	170	3
ACCO Brands*	400	2
Aceto	100	2
Actuant, Cl A	230	8
Acuity Brands	130	16
Advisory Board*	110	5
Aegion*	128	3
AeroVironment*	62	2
Aircastle (Bermuda)	217	4
Alamo Group	25	1
Albany International, Cl A	90	3
Allegiant Travel	48	6
Altra Industrial Motion	90	3
American Railcar Industries	35	2
American Science & Engineering	30	2
American Woodmark*	40	1
Apogee Enterprises	93	3
Applied Industrial Technologies	130	6
ARC Document Solutions*	168	1
ArcBest	90	4
Argan	52	2
Astec Industries	70	3
Astronics*	50	3
Atlas Air Worldwide Holdings*	83	3
AZZ	80	4
Barnes Group	170	6
Barrett Business Services	26	1
Beacon Roofing Supply*	154	5
Blount International*	170	2
Brady, Cl A	150	4
Briggs & Stratton	160	3
Brink’s	150	4
Builders FirstSource*	160	1

See Notes to Financial Statements.

7

PNC Small Cap Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
Capstone Turbine*	1,079	$ 2
Cenveo*	248	1
Chart Industries*	90	6
CIRCOR International	57	4
CLARCOR	150	9
Columbus McKinnon	70	2
Comfort Systems USA	130	2
Corporate Executive Board	106	7
Cubic	65	3
Curtiss-Wright	146	10
Deluxe	160	9
DigitalGlobe*	230	7
Douglas Dynamics	90	2
DXP Enterprises*	30	2
Dycom Industries*	110	3
Dynamic Materials	59	1
Echo Global Logistics*	70	1
EMCOR Group	210	9
Encore Wire	65	3
EnerNOC*	89	2
EnerSys*	150	10
Engility Holdings*	60	2
Ennis	100	2
EnPro Industries*	67	5
ESCO Technologies	90	3
Esterline Technologies*	98	11
ExOne*	25	1
Exponent	40	3
Federal Signal	210	3
Forward Air	100	4
Franklin Electric	150	6
FTI Consulting*	130	4
Furmanite*	128	1
G&K Services, Cl A	60	3
GenCorp*	200	4
Generac Holdings	160	8
General Cable	160	4
Gibraltar Industries*	110	2
Global Power Equipment Group	70	1
Gorman-Rupp	62	2
GP Strategies*	60	1
GrafTech International*	380	4
Graham	40	1
Granite Construction	123	4
Great Lakes Dredge & Dock*	220	2
Greenbrier*	81	5
Griffon	160	2
H&E Equipment Services*	100	3
Hawaiian Holdings*	176	3
Healthcare Services Group	220	7
Heartland Express	148	3
HEICO	206	11
Heidrick & Struggles International	70	1
Herman Miller	181	6
HNI	143	5
HUB Group, Cl A*	120	6
Hurco	34	1
Huron Consulting Group*	76	5
Hyster-Yale Materials Handling	36	3
ICF International*	70	3
II-VI*	164	2
InnerWorkings*	180	1

	Number of Shares	Value (000)

Insperity	80	$3
Insteel Industries	70	1
Interface	188	3
JetBlue Airways*	740	7
John Bean Technologies	100	3
Kadant	40	2
Kaman	90	4
Kelly Services, Cl A	90	2
KEYW Holding*	115	1
Kforce	100	2
Kimball International, Cl B	120	2
Knight Transportation	188	5
Knoll	155	3
Korn/Ferry International*	160	5
Layne Christensen*	80	1
LB Foster, Cl A	34	2
Lindsay	40	3
Lydall*	69	2
Marten Transport	90	2
MasTec*	190	7
Matson	140	3
McGrath RentCorp	83	3
Meritor*	330	5
Middleby*	58	14
Mistras Group*	60	1
Mobile Mini	120	5
Moog, Cl A*	140	10
MSA Safety	90	5
Mueller Industries	180	5
Mueller Water Products, Cl A	520	4
Multi-Color	43	2
MYR Group*	80	2
National Presto Industries	17	1
Navigant Consulting*	170	3
NCI Building Systems*	80	1
NN	70	2
Nortek*	30	3
Northwest Pipe*	33	1
On Assignment*	150	5
Orbital Sciences*	190	5
Park-Ohio Holdings	30	2
Patrick Industries*	31	1
Patriot Transportation Holding*	30	1
PGT*	140	1
Polypore International*	150	7
Powell Industries	30	2
Preformed Line Products	13	1
Primoris Services	120	3
Proto Labs*	57	4
Quad/Graphics	90	2
Quanex Building Products	130	2
Raven Industries	120	4
RBC Bearings	70	4
Republic Airways Holdings*	165	2
Resources Connection	150	2
Rexnord*	105	3
Roadrunner Transportation Systems*	70	2
RPX*	120	2
Rush Enterprises, Cl A*	117	4
Saia*	80	4
Schawk	21	–
Simpson Manufacturing	130	4

See Notes to Financial Statements.

8

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
SkyWest	180	$2
SP Plus*	60	1
Spirit Airlines*	190	11
Standex International	40	3
Steelcase, Cl A	280	5
Sun Hydraulics	70	3
Swift Transportation*	259	6
TAL International Group*	110	5
Taser International*	180	2
Team*	70	3
Teledyne Technologies*	117	11
Tennant	60	4
Tetra Tech	210	6
Textainer Group Holdings (Bermuda)	70	3
Thermon Group Holdings*	91	2
Titan International	180	3
Trex*	112	3
TriMas*	140	5
TrueBlue*	130	4
Tutor Perini*	126	4
UniFirst	48	5
United Stationers	130	5
Universal Forest Products	65	3
US Ecology	73	4
USG*	240	7
UTi Worldwide (British Virgin Islands)	290	3
Viad	71	2
Wabash National*	222	3
WageWorks*	80	3
Watsco	80	8
Watts Water Technologies, Cl A	90	5
Werner Enterprises	150	4
Wesco Aircraft Holdings*	140	3
West	80	2
Woodward	210	9
XPO Logistics*	170	4
YRC Worldwide*	104	2

		727
Information Technology — 17.1%
ACI Worldwide*	126	7
Actuate*	190	1
Acxiom*	230	5
ADTRAN	190	4
Advanced Energy Industries*	130	3
Advent Software	110	3
Alliance Fiber Optic Products	60	1
Ambarella (Cayman Islands)*	62	2
Amkor Technology*	260	3
Angie’s List*	150	2
Anixter International	86	9
Applied Micro Circuits*	250	2
ARRIS Group*	360	12
Aruba Networks*	341	6
Aspen Technology*	290	12
AVG Technologies NV (Netherlands)*	85	2
Badger Meter	50	2
Bankrate*	160	2
Bazaarvoice*	190	1
Bel Fuse, Cl B	49	1
Belden	136	10

	Number of Shares	Value (000)

Benchmark Electronics*	180	$4
Black Box	60	1
Blackbaud	143	5
Blackhawk Network Holdings*	170	4
Blucora*	140	3
Bottomline Technologies*	120	3
Brightcove*	110	1
BroadSoft*	92	2
Brooks Automation	240	2
Cabot Microelectronics*	80	3
CACI International, Cl A*	75	5
CalAmp*	120	2
Calix*	160	1
Callidus Software*	150	2
Cardtronics*	140	4
Cass Information Systems	36	2
Cavium*	163	8
Checkpoint Systems*	150	2
CIBER*	320	1
Ciena*	320	6
Cirrus Logic*	210	5
Cognex	270	10
Coherent*	77	5
CommVault Systems*	140	7
comScore*	120	4
Comtech Telecommunications	60	2
Comverse*	73	2
Constant Contact*	102	3
Convergys	330	7
Conversant*	216	5
Cornerstone OnDemand*	126	5
CoStar Group*	88	14
Cray*	130	4
CSG Systems International	110	3
CTS	120	2
Cypress Semiconductor*	480	5
Daktronics	130	2
Dealertrack Technologies*	138	5
Demandware*	60	4
Digi International*	110	1
Digital River*	120	2
Diodes*	120	3
DTS*	70	1
EarthLink Holdings	390	1
Electro Rent	66	1
Electronics For Imaging*	144	6
Ellie Mae*	90	3
Emulex*	268	1
Endurance International Group Holdings*	90	1
Entegris*	450	5
Envestnet*	74	3
EPAM System*	74	3
Epiq Systems	120	1
Euronet Worldwide*	160	8
EVERTEC (Puerto Rico)	100	2
Exar*	130	1
ExlService Holdings*	110	3
Extreme Networks*	330	1
Fabrinet (Cayman Islands)*	100	2
Fair Isaac	110	6
FARO Technologies*	55	2
FEI	130	11

See Notes to Financial Statements.

9

PNC Small Cap Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — continued
Finisar*	290	$7
Fleetmatics Group PLC (Ireland)*	60	2
FormFactor*	193	1
Forrester Research	44	2
Fusion-io*	267	2
Global Cash Access Holdings*	240	2
Global Eagle Entertainment*	90	1
GSI Group (Canada)*	130	2
GT Advanced Technologies*	425	7
Guidewire Software*	150	6
Harmonic*	360	3
Heartland Payment Systems	114	5
Hittite Microwave	100	6
iGATE*	110	4
Imation*	179	1
Imperva*	66	1
Infinera*	390	4
Infoblox*	170	2
Inphi*	110	2
Insight Enterprises*	146	4
Integrated Device Technology*	430	6
Integrated Silicon Solution*	120	2
Interactive Intelligence Group*	50	3
InterDigital	132	5
Internap Network Services*	210	1
International Rectifier*	220	6
Intersil, Cl A	420	6
IntraLinks Holdings*	150	1
InvenSense*	190	4
Itron*	124	5
Ixia*	200	2
j2 Global	145	7
Jive Software*	150	1
Lattice Semiconductor*	400	3
Lionbridge Technologies*	240	1
Liquidity Services*	90	1
Littelfuse	70	6
LivePerson*	190	2
LogMeIn*	80	3
Manhattan Associates*	247	8
MAXIMUS	210	9
Maxwell Technologies*	109	2
Measurement Specialties*	50	3
Mentor Graphics	300	6
Mercury Systems*	130	2
Mesa Laboratories	13	1
Methode Electronics	120	4
Micrel	180	2
Microsemi*	290	7
MicroStrategy, Cl A*	30	4
MKS Instruments	170	5
ModusLink Global Solutions*	182	1
MoneyGram International*	80	1
Monolithic Power Systems*	120	5
Monotype Imaging Holdings	122	3
Monster Worldwide*	345	2
Move*	140	2
MTS Systems	50	3
NETGEAR*	123	4
NetScout Systems*	120	5
Newport*	140	3
NIC	210	3

	Number of Shares	Value (000)

OmniVision Technologies*	180	$ 4
OpenTable*	70	5
OSI Systems*	66	4
Park Electrochemical	72	2
PC Connection	46	1
PDF Solutions*	90	2
Pegasystems	120	3
Perficient*	120	2
Photronics*	230	2
Plantronics	140	6
Plexus*	110	5
PMC-Sierra*	670	5
Power Integrations	90	5
Progress Software*	160	3
Proofpoint*	80	3
PROS Holdings*	74	2
PTC*	370	14
Qlik Technologies*	271	6
QLogic*	300	3
Quantum*	941	1
Rambus*	368	4
RealD*	158	2
RealPage*	160	3
RF Micro Devices*	904	9
Rofin-Sinar Technologies*	100	2
Rogers*	56	3
Ruckus Wireless*	170	2
Sanmina*	270	5
Sapient*	350	6
ScanSource*	90	3
SciQuest*	80	1
Seachange International*	130	1
Semtech*	220	6
ServiceSource International*	230	1
ShoreTel*	220	2
Shutterstock*	27	2
Silicon Graphics International*	130	1
Silicon Image*	300	2
Sonus Networks*	693	3
Spansion, Cl A*	164	3
SPS Commerce*	50	3
SS&C Technologies Holdings*	180	8
Stamps.com*	50	2
SunEdison*	823	16
SunPower*	132	4
Super Micro Computer*	109	2
Sykes Enterprises*	129	3
Synaptics*	104	7
SYNNEX*	80	5
Syntel*	50	4
Take-Two Interactive Software*	260	5
Tangoe*	110	2
TeleTech Holdings*	69	2
Tessco Technologies	28	1
Tessera Technologies	176	4
TiVo*	410	5
TriQuint Semiconductor*	524	8
Trulia*	87	3
TTM Technologies*	200	1
Tyler Technologies*	98	8
Ubiquiti Networks*	44	2
Ultimate Software Group*	86	11

See Notes to Financial Statements.

10

	Number of Shares	Value (000)
COMMON STOCKS — continued
Information Technology — continued
Ultra Clean Holdings*	93	$1
Unisys*	170	4
Universal Display*	130	3
Veeco Instruments*	124	4
Verint Systems*	165	8
ViaSat*	120	7
VirnetX Holding*	150	2
Virtusa*	70	2
VistaPrint NV (Netherlands)*	100	4
Web.com Group*	137	5
WebMD Health*	94	4
WEX*	120	12
Xcerra*	190	2
XO Group*	110	1
Yelp*	100	7
Zix*	135	–
Zygo*	70	1

		839
Materials — 5.0%
A Schulman	100	3
Advanced Emissions Solutions*	80	2
AK Steel Holding*	460	3
Allied Nevada Gold*	367	1
American Vanguard	100	2
Axiall	220	10
Balchem	96	5
Berry Plastics Group*	180	4
Boise Cascade*	50	1
Calgon Carbon*	180	4
Century Aluminum*	190	3
Chase	32	1
Chemtura*	310	8
Clearwater Paper*	70	4
Coeur Mining*	317	2
Commercial Metals	370	7
Deltic Timber	40	2
Ferro*	250	3
Flotek Industries*	160	5
FutureFuel	85	1
Globe Specialty Metals	210	4
Graphic Packaging Holding*	630	7
H.B. Fuller	160	8
Hawkins	33	1
Haynes International	40	2
Headwaters*	251	3
Hecla Mining	1,130	3
Horsehead Holding*	170	3
Innophos Holdings	70	4
Innospec	80	3
Intrepid Potash*	174	3
Kaiser Aluminum	60	4
KapStone Paper and Packaging*	260	8
Koppers Holdings	70	3
Kraton Performance Polymers*	110	3
Landec*	110	1
Louisiana-Pacific*	440	6
LSB Industries*	70	3
Materion	61	2
Minerals Technologies	110	7
Molycorp*	520	1

	Number of Shares	Value (000)

Myers Industries	100	$2
Neenah Paper	54	3
Olin	250	7
OM Group	103	3
OMNOVA Solutions*	180	2
PH Glatfelter	140	4
PolyOne	310	12
Quaker Chemical	40	3
Resolute Forest Products*	230	3
RTI International Metals*	102	3
Schweitzer-Mauduit International	100	4
Sensient Technologies	155	8
Stepan	60	3
Stillwater Mining*	371	6
SunCoke Energy*	229	5
Taminco*	58	1
Texas Industries*	70	6
Tredegar	90	2
US Concrete*	60	1
US Silica Holdings	72	4
Walter Energy	210	1
Wausau Paper	180	2
Worthington Industries	164	7
Zep	90	2

		244
Telecommunication Services — 0.6%
8x8*	300	2
Atlantic Tele-Network	30	2
Cincinnati Bell*	730	3
Cogent Communications Holdings	150	6
Consolidated Communications Holdings	140	3
FairPoint Communications*	93	1
General Communication, Cl A*	130	2
inContact*	210	2
Inteliquent	130	2
Leap Wireless International*	180	–
Lumos Networks	60	1
NII Holdings*	670	–
NTELOS Holdings	60	1
Premiere Global Services*	180	2
Shenandoah Telecommunications	80	2
USA Mobility	90	1
Vonage Holdings*	530	2

		32
Utilities — 3.4%
ALLETE	125	6
American States Water	130	4
Atlantic Power (Canada)*	470	2
Avista	190	6
Black Hills	135	8
California Water Service Group	160	4
Chesapeake Utilities	36	2
Cleco	190	10
Connecticut Water Service	40	1
Dynegy*	315	11
El Paso Electric	130	5
Empire District Electric	139	3
IDACORP	155	9
Laclede Group	105	5
MGE Energy	115	4

See Notes to Financial Statements.

11

PNC Small Cap Index Fund

SCHEDULE OF INVESTMENTS

May 31, 2014

	Number of Shares	Value (000)
COMMON STOCKS — continued
Utilities — continued
Middlesex Water	58	$1
New Jersey Resources	130	7
Northwest Natural Gas	90	4
NorthWestern	120	6
NRG Yield, Cl A	74	3
Ormat Technologies	66	2
Otter Tail	120	3
Pattern Energy Group	70	2
Piedmont Natural Gas	233	8
PNM Resources	250	7
Portland General Electric	240	8
South Jersey Industries	100	6
Southwest Gas	145	8
UIL Holdings	180	7
Unitil	50	2
UNS Energy	130	8
WGL Holdings	154	6

		168
Total Common Stocks (Cost $4,969)		4,859
MONEY MARKET FUND — 1.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	46,409	46
Total Money Market Fund (Cost $46)		46
TOTAL INVESTMENTS — 99.8% (Cost $5,015)**		4,905
Other Assets & Liabilities – 0.2%		12
TOTAL NET ASSETS — 100.0%		$4,917

*  Non-income producing security

**  Aggregate cost for Federal income tax purposes is (000) $5,015.

Gross unrealized appreciation (000)	$287
Gross unrealized depreciation (000)	(397)
Net unrealized depreciation (000)	$(110)

†  Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

12

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2014 is as follows (See Note 2 in Notes to Schedules of Investments).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Common Stocks	$ 4,859	$ –	$ –	$ 4,859

Money Market Fund	46	–	–	46

Total Assets - Investments in Securities	$ 4,905	$ –	$ –	$ 4,905

There were no transfers between Levels during the five-month period ended May 31, 2014.

See Notes to Financial Statements.

13

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)

Pursuant to the “Iran Threat Reduction and Syria Human Rights Act of 2012” (the “Act”) please indicate whether the Registered Investment Company or any of its other affiliates has made investments or has engaged in specific activities in Iran within its last fiscal year end. A registered investment company or its affiliates will be required to disclose its activities if it has done the following: (i) knowingly engaged in an activity described in subsection (a) or (b) of Section 5 of the Iran Sanctions Act of 1996; (ii) knowingly engaged in any activity described in subsection (c)(2) of section 104 of the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, or a transaction described in section (d)(l) of that section; (iii) knowingly conducted any transaction or dealing with: (a) any person the property and interests in property of which are blocked pursuant to Executive Order No. 13224; (b) any person the property and interests in property of which are blocked pursuant to Executive Order No. 13382; and (c) any person or entity identified under section 560.304 of title 31, Code of Federal Regulations; or (iv) knowingly conducting any transaction or dealing with any person defined as the “Government of Iran” in 31 CFR 560.304 without specific authorization of a Federal department or agency.

Neither the Registrant nor any of its other affiliates has knowingly made investments or has knowingly engaged in specific activities in Iran within its last fiscal year end.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PNC Funds

By (Signature and Title)*	/s/ Jennifer Spratley
Jennifer Spratley, President (principal executive officer)

Date	8/11/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jennifer Spratley
Jennifer Spratley, President
(principal executive officer)

Date	8/11/2014

By (Signature and Title)*	/s/ John Kernan
John Kernan, Treasurer (principal financial officer)

Date	8/11/2014

*	Print the name and title of each signing officer under his or her signature.